As filed with the Securities and Exchange Commission on January 22, 2010

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __
Post-Effective Amendment No.

(Check appropriate box or boxes)

Exact Name of Registrant as Specified in Charter:

WELLS FARGO FUNDS TRUST

Area Code and Telephone Number: (800) 552-9612

Address of Principal Executive Offices, including Zip Code:

525 Market Street

San Francisco, California 94163

Name and Address of Agent for Service:

C. David Messman

c/oWellsFargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, California 94105

With copies to:

Marco E. Adelfio, Esq.

GOODWIN PROCTER LLP
 901 NEW YORK AVENUE, N.W.
WASHINGTON, D.C. 20001

It is proposed that this filing will become effective on February 22, 2010 pursuant to Rule 488.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

WELLS FARGO FUNDS TRUST

PART A

PROSPECTUS/PROXY STATEMENT

Evergreen Investments (logo)

Wells Fargo Advantage Funds (logo)

Important Proxy Information

Please take a moment to read the following important information.

The enclosed document is a combined prospectus/proxy statement describing proposals concerning certain Evergreen Funds and Wells Fargo Advantage Funds. As a shareholder of one or more of these funds, you are being asked to approve a merger of your fund into an acquiring Wells Fargo Advantage Fund. The following information briefly summaries the merger proposal, which is subject to a approval by shareholders of the target (merging) funds as well as other closing conditions. Each proposal is described in detail in the enclosed prospectus/proxy statement, which we encourage you to read carefully.

What am I being asked to vote on?

As a shareholder of a target fund, you are being asked to approve a fund merger. Your fund’s Board of Trustees believes that the merger is in the best interests of fund shareholders and unanimously recommends that you vote to approve it.

Each merger is subject to the satisfaction of a number of conditions, including approval by shareholders of the target fund at a special meeting of shareholders scheduled for June __, 2010.  In each merger, if various conditions to closing are satisfied, the target fund will transfer all of its assets to the acquiring fund and the acquiring fund will assume all of the liabilities of the target fund in exchange for shares of a comparable class of the acquiring fund. The acquiring fund shares that you receive in a merger will have a total dollar value equal to that of the target fund shares that you hold at the time of the merger.  Each merger is expected to be a non-taxable event for U.S. federal income tax purposes. Immediately following the merger, you will hold shares of the acquiring fund with a total dollar value equal to the total dollar value of the target fund shares that you held before the closing of the merger. Each target fund and its corresponding acquiring fund is listed in the table below:

Target (Merging) Fund	Acquiring (Surviving) Fund
Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund
Evergreen Core Bond Fund	Wells Fargo Advantage Total Return Bond Fund
Evergreen Short Intermediate Bond Fund	Wells Fargo Advantage Total Return Bond Fund
Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Advantage Total Return Bond Fund

In addition, if you are a shareholder of Evergreen Core Plus Bond Fund, Evergreen Core Bond Fund or Evergreen Short Intermediate Bond Fund, you are also being asked to vote on a proposal to approve a new Investment Sub-Advisory Agreement among EIMC, Wells Capital Management Incorporated ("Wells Capital"), the Funds’ new sub-adviser, and the Fund.

Why has my fund’s Board recommended that I vote in favor of the merger?

Among the factors the Boards considered in recommending the mergers were the following:

Similarities and differences between the investment strategies of the target and acquiring funds.

Shareholders will not bear any direct expenses in connection with the mergers.

The mergers are expected to be a non-taxable event for U.S. federal income tax purposes.

How do I vote my shares?

Please read the enclosed proxy materials, consider the information provided carefully, and then vote promptly. The voting process only takes a few minutes.   You may complete, date, sign and mail your proxy ballot; no postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions provided on your proxy ballot.

Whom should I call with questions about the voting process?

If you have any questions about any proposal or related proxy materials, please call your investment professional, trust officer, or an Evergreen client service representative at

1-800-343-2898, Monday through Friday, 9:00 a.m. to 6:00 p.m., Eastern Time, or a Wells Fargo Advantage Funds client service representative at 1-800-222-8222, 24 hours a day, seven days a week. If you have any questions about the voting process or if you would like to vote by telephone, you may call our proxy solicitor, The Altman Group, Inc., at 1-866- 828-6931.

[back cover]

Evergreen Investments (logo)

Wells Fargo Funds Management, LLC (logo)

Carefully consider a Fund's investment objectives, risks, charges, and expenses before investing. For a current prospectus, containing this and other information, visit www.wellsfargo.com/advantagefunds or www.evergreeninvestments.com.  Read the prospectus carefully before investing.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Wells Fargo Advantage Funds.

Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company, is the distributor of the Evergreen Funds and the Wells Fargo Advantage Funds. 119888 01-10

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.

DRAFT

EVERGREEN FUNDS
200 Berkeley Street
Boston, MA 02116-5034
1.800.343.2898

WELLS FARGO FUNDS TRUST
525 Market Street
San Francisco, CA 94105
1.800.222.8222

February 22, 2010

Dear Shareholder,

On December 31, 2008, the parent company of the investment adviser to the Evergreen funds, Wachovia Corporation ("Wachovia"), and the parent company of the investment adviser to the Wells Fargo Advantage Funds®, Wells Fargo & Company ("Wells Fargo"), merged. Since that date, the investment adviser to the Evergreen funds, Evergreen Investment Management Company, LLC ("EIMC"), and the investment adviser to the Wells Fargo Advantage Funds, Wells Fargo Funds Management, LLC ("Funds Management"), have considered rationalizing and reorganizing their mutual fund businesses. After multiple presentations to and discussions with the Boards of Trustees of both the Evergreen funds and the Wells Fargo Advantage Funds regarding these matters, on December 30, 2009, EIMC proposed to the Boards of Trustees of the Evergreen funds, and on January 11, 2010, Funds Management proposed to the Boards of Trustees of the Wells Fargo Advantage Funds, the mergers outlined in the table below. Both the Boards of Trustees of the Evergreen funds and the Wells Fargo Advantage Funds approved the proposed mergers and the related Agreements and Plans of Reorganization subject to the approval by shareholders of each Target Fund (as set forth in the table below), as part of a comprehensive set of mutual fund mergers across the two fund families.

As a result, you are invited to vote on a proposal to merge your Target Fund into a corresponding Acquiring Fund (as set forth in the table below) (each a "Merger," and collectively, the "Mergers"). The Board of Trustees of each Target Trust (as set forth in the table below) has unanimously approved the Target Fund's Merger and recommends that you vote FOR this proposal.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Evergreen Core Plus Bond Fund	Evergreen Fixed Income Trust	Wells Fargo Advantage Income Plus Fund	Wells Fargo Funds Trust
Evergreen Core Bond Fund	Evergreen Select Fixed Income Trust	Wells Fargo Advantage Total Return Bond Fund	Wells Fargo Funds Trust
Evergreen Short Intermediate Bond Fund	Evergreen Select Fixed Income Trust	Wells Fargo Advantage Total Return Bond Fund	Wells Fargo Funds Trust
Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Total Return Bond Fund	Wells Fargo Funds Trust

If approved by shareholders, this is how each Merger will work:

  Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund.

  Each Acquiring Fund will assume all of the liabilities of the Target Fund.

  Each Acquiring Fund will issue new shares that will be distributed to you in an amount equal to the value of your Target Fund shares.

  If the Merger is consummated, each Target Fund shareholder will become a shareholder of the corresponding Acquiring Fund and will have his or her investment managed in accordance with the Acquiring Fund's investment strategies.

  You will not incur any sales charges or similar transaction charges as a result of the Merger.

  It is expected that the Merger will be a non-taxable event for shareholders for U.S. federal income tax purposes.

Shareholders of Evergreen Core Plus Bond Fund, Evergreen Core Bond Fund and Evergreen Short Intermediate Bond Fund (each, an "Evergreen Target Fund") are also invited to vote on a proposal to approve a new Investment Sub-Advisory Agreement among EIMC, Wells Capital Management Incorporated ("Wells Capital") and Evergreen Fixed Income Trust or Evergreen Select Fixed Income Trust, as applicable (each, an "Investment Sub-Advisory Agreement"), on behalf of the Evergreen Target Fund of which they are shareholders. Pursuant to an Interim Sub-Advisory Agreement that will terminate on April 29, 2010, Wells Capital replaced each Evergreen Target Fund's previous sub-adviser(s) on December 1, 2009. In order for Wells Capital to continue to provide investment sub-advisory services to an Evergreen Target Fund after April 29, 2010, the shareholders of that Evergreen Target Fund must approve the Investment Sub-Advisory Agreement, on behalf of the Evergreen Target Fund of which they are shareholders. If approved by shareholders, each Investment Sub-Advisory Agreement will be in effect until the relevant Evergreen Target Fund merges or the Investment Sub-Advisory Agreement otherwise terminates.

Details about each Target Fund's and Acquiring Fund's investment goals, prinicipal investment strategies, portfolio management team, past performance, principal risks, fees, and expenses, along with additional information about the proposed Mergers, are contained in the attached prospectus/proxy statement. Details about the Investment Sub-Advisory Agreements, Wells Capital, and Wells Capital's experience providing investment advisory services are also contained in the attached prospectus/proxy statement. Please read it carefully.

A special meeting of each Target Fund's shareholders will be held on April 15, 2010. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. Please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by telephone or the internet by following the voting instructions as outlined at the end of this prospectus/proxy statement. If your Target Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group, our proxy solicitor, requesting your vote. If you have any questions about the Mergers or the proxy card, please call The Altman Group at (866) 342-1635  (toll-free).

Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,

W. Douglas Munn
President
Evergreen Funds

Karla M. Rabusch
President
Wells Fargo Funds Trust

EVERGREEN FUNDS
200 Berkeley Street
Boston, MA 02116-5034
1.800.343.2898

February 22, 2010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2010

A Special Meeting (the "Meeting") of Shareholders of your Target Fund, a series of the Target Trust, each set forth in the table below, will be held at the offices of the Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California 94105 on April 15, 2010 at 10:00 a.m., Pacific time.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Evergreen Core Plus Bond Fund	Evergreen Fixed Income Trust	Wells Fargo Advantage Income Plus Fund	Wells Fargo Funds Trust
Evergreen Core Bond Fund	Evergreen Select Fixed Income Trust	Wells Fargo Advantage Total Return Bond Fund	Wells Fargo Funds Trust
Evergreen Short Intermediate Bond Fund	Evergreen Select Fixed Income Trust	Wells Fargo Advantage Total Return Bond Fund	Wells Fargo Funds Trust

With respect to each Target Fund, the Meeting is being held for the following purposes:

1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") dated as of ______, 2010, providing for the acquisition of all of the assets of the Target Fund by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (the "Acquisition Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the corresponding Target Fund in liquidation of the Target Fund.

With respect to Evergreen Core Plus Bond Fund only, the Meeting is being held for the following additional purpose:

2a. To consider and act upon the Investment Sub-Advisory Agreement between Evergreen Investment Management Company, LLC, Evergreen Fixed Income Trust, on behalf of Evergreen Core Plus Bond Fund, and Wells Capital Management Incorporated.

With respect to Evergreen Core Bond Fund only, the Meeting is being held for the following additional purpose:

2b. To consider and act upon the Investment Sub-Advisory Agreement between Evergreen Investment Management Company, LLC, Evergreen Select Fixed Income Trust, on behalf of Evergreen Core Bond Fund, and Wells Capital Management Incorporated.

With respect to Evergreen Short Intermediate Bond Fund only, the Meeting is being held for the following additional purpose:

2c. To consider and act upon the Investment Sub-Advisory Agreement between Evergreen Investment Management Company, LLC, Evergreen Select Fixed Income Trust, on behalf of Evergreen Short Intermediate Bond Fund, and Wells Capital Management Incorporated.

With respect to each Target Fund, the Meeting is being held for the following additional purpose:

3. To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

Any adjournment(s) of the Meeting will be held at the above address. The Board of Trustees of your Target Fund has fixed the close of business on January 15, 2010 as the record date (the "Record Date") for the Meeting. Only shareholders of record as of the close of business on the Record Date will be entitled to this notice, and to vote at the Meeting or any adjournment(s) thereof.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees,

Michael H. Koonce
Secretary

WELLS FARGO FUNDS TRUST
525 Market Street
San Francisco, CA 94105
1.800.222.8222

February 22, 2010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2010

A Special Meeting (the "Meeting") of Shareholders of your Target Fund, a series of the Target Trust, each set forth in the table below, will be held at the offices of the Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California 94105 on April 15, 2010 at 10:00 a.m., Pacific time.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Total Return Bond Fund	Wells Fargo Funds Trust

With respect to your Target Fund, the Meeting is being held for the following purposes:

  To consider and act upon an Agreement and Plan of Reorganization (the "Plan") dated as of ______, 2010, providing for the acquisition of all of the assets of the Target Fund by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (the "Acquisition Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the corresponding Target Fund in liquidation of the Target Fund.

  To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

Any adjournment(s) of the Meeting will be held at the above address. The Board of Trustees of your Target Fund has fixed the close of business on January 15, 2010, as the record date (the "Record Date") for the Meeting. Only shareholders of record as of the close of business on the Record Date will be entitled to this notice, and to vote at the Meeting or any adjournment(s) thereof.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees,

C. David Messman
Secretary

EVERGREEN FUNDS
200 Berkeley Street
Boston, MA 02116-5034
1.800.343.2898

WELLS FARGO FUNDS TRUST
525 Market Street
San Francisco, CA 94105
1.800.222.8222

February 22, 2010

Table of Contents

Overview of Proposal 1 (Applicable to All Target Funds)
Key Features of the Mergers	2
Board of Trustees Recommendation	2
Merger Summary (Goals, Strategies, Risks, Performance, Expense, Management and Tax Information)
Evergreen Core Plus Bond Fund into Wells Fargo Advantage Income Plus Fund	3
Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund into Wells Fargo Advantage Total Return Bond Fund	11
Risk Descriptions	25
Management of the Funds	27
Merger Information
Reasons for the Mergers	30
Agreements and Plans of Reorganization and Related Matters	34
Material U.S. Federal Income Tax Consequences of the Mergers	36
Buying, Selling and Exchanging Fund Shares	46
Fund Policies and Procedures	56
Information on Shareholders' Rights	59
Financial Statements	61
Legal Matters	61
Additional Information	61
Overview of Proposal 2 (Applicable to Evergreen Target Funds Only)
Interim Sub-Advisory Agreements	63
Comparison of Prior and New Sub-Advisory Agreements	63
Trustees' Considerations	65
Principal Executive Officers and Directors of Wells Capital	66
Similar Funds Managed by Wells Capital	66
Affiliated Service Providers	67
Voting Information Concerning the Meeting	68
Other Business	72
Instructions for Executing Proxy Card/Voting Instructions Card	73
Exhibits
Exhibit A - Forms of Agreement and Plan of Reorganization	A-1
Exhibit B - Comparison of the Funds' Fundamental Investment Policies	B-1
Exhibit C - Additional Target and Acquiring Fund Expense Information	C-1
Exhibit D - Pro Forma Capitalization	D-1
Exhibit E - Forms of Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement	E-1
Exhibit F - Trustees Considerations for Sub-Advisory Agreements	F-1
Exhibit G - Financial Highlights	G-1

OVERVIEW OF PROPOSAL 1 (APPLICABLE TO ALL TARGET FUNDS)

This section summarizes the primary features and consequences of your Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, in the Merger SAI, in each Fund's prospectus, in each Fund's financial statements contained in the annual and semi-annual reports, and in each Fund's SAI, and to the Agreements and Plans of Reorganization (each a "Plan"), forms of which are attached as Exhibit A hereto.

Key Features of the Mergers

The Plan sets forth the key features of each Merger and generally provides for the following:

  the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

  the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

  the liquidation of the Target Fund by distributing the shares of the Acquiring Fund to the Target Fund's shareholders; and

  the assumption of the costs of each Merger (other than costs incurred from securities transactions in connection with the Merger) by Wells Fargo Funds Management, LLC ("Funds Management") and/or Evergreen Investment Management Company, LLC ("EIMC") or one of its affiliates.

The Mergers are scheduled to take place on or about July 9, 2010. For a more complete description of the Mergers, see the section entitled "Agreements and Plans of Reorganization," as well as Exhibit A.

Board of Trustees Recommendation

At a meeting held on December 30, 2009 for the Boards of Trustees of the Evergreen funds, and on January 11, 2010 for the Board of Trustees of Wells Fargo Advantage Funds, the Trustees of your Target Fund, including a majority of the Trustees who are not "interested persons" of your Target Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), considered and unanimously approved the Merger of your Target Fund.

Before approving the Mergers, the Trustees reviewed, among other things, information about the Funds and the proposed transactions. Those materials set forth a comparison of various factors, such as the relative sizes of the Funds and the performance records of the Funds, as well as similarities and differences between the Funds' investment goals, principal investment strategies and specific portfolio characteristics.

The Board of Trustees of your Target Fund, including all of the Independent Trustees, has concluded that the Merger would be in the best interests of your Target Fund, and that existing shareholders' interests would not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan to the Target Fund's shareholders and unanimously recommend its approval. The Board of Trustees of Wells Fargo Advantage Funds has also approved the Plan on behalf of each Acquiring Fund.

For further information about the considerations of each Target Trust's Board, please see the section entitled "Reasons for the Mergers."

Merger Summary (Goals, Strategies, Risks, Performance, Expense, Management and Tax Information)

The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies, fundamental investment policies, risks, performance records, sales charges and expenses. It also provides information about what the management and share class structure of your Acquiring Fund will be after the Merger. The information below is only a summary; for more detailed information, please see the rest of this prospectus/proxy statement and each Fund's prospectus and SAI. In this section, references to "we" in the principal investment strategy discussion for a Wells Fargo Advantage Fund generally refer to Funds Management, a sub-adviser, or the portfolio manager(s).

Wells Fargo Advantage Diversified Bond Fund, a Target Fund, and Wells Fargo Advantage Total Return Bond Fund, an Acquiring Fund, are gateway funds in a master/gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other funds of Wells Fargo Advantage Funds, and may invest directly in securities, to achieve its investment objective. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

EVERGREEN CORE PLUS BOND FUND INTO WELLS FARGO ADVANTAGE INCOME PLUS FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen Core Plus Bond Fund:	You will get this class of shares of Wells Fargo Advantage Income Plus Fund:
Class A	Class A
Class B	Class B
Class C	Class C
Class I	Institutional Class

The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see the section entitled "Buying, Selling and Exchanging Fund Shares -- Share Class Information."

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment goals and principal investment strategies are similar. Both Funds invest principally in investment grade debt securities. Wells Fargo Advantage Income Plus Fund may invest up to 35% of its total assets in below investment-grade debt securities, while Evergreen Core Plus Bond Fund may do so only with 20% of its assets. This means that an investment in Wells Fargo Advantage Income Plus may be subject to high yield securities risk to a greater extent than an investment in Evergreen Core Plus Bond Fund.

Also, Evergreen Core Plus Bond Fund's investments in (i) below investment grade debt, (ii) foreign securities, and (iii) securities denominated in a currency other than the U.S. dollar will not aggregate to more than 35% of the Fund's total assets under normal circumstances. In contrast, Wells Fargo Advantage Income Plus Fund has no cumulative limit on those assets classes, but does limit normally its exposure to below investment grade debt and foreign issuers to 35% and 25%, respectively. This means that Wells Fargo Advantage Income Plus Fund may have a substantially greater percentage of its assets invested in investments other than domestic investment grade debt.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN CORE PLUS BOND FUND (Target Fund)	WELLS FARGO ADVANTAGE INCOME PLUS FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks to maximize total return through a combination of current income and capital growth.	The Fund seeks total return, consisting of current income and capital appreciation.*
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its assets in investment grade debt securities, including debt securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities (including collateralized mortgage obligations ("CMOs")), asset-backed securities, and other income producing securities. The Fund may invest a substantial portion of its assets in mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations. The Fund currently maintains a bias toward corporate and mortgage-backed securities. In an effort to enhance income and total return, the Fund may invest a portion of its assets in below investment grade bonds (sometimes referred to as "junk bonds"), with a minimum credit rating of CCC. The degree to which the Fund will hold such securities will depend on various factors, including the portfolio managers' economic forecast and judgment as to the comparative values offered by below investment grade bonds and higher quality bonds. The Fund's investments in below investment grade bonds will not exceed 20% of its assets. Security ratings are determined at the time of investment based on ratings received from a nationally recognized statistical ratings organization or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable.	Under normal circumstances, the Fund invests at least 80% of the Fund's net assets in income-producing securities. We invest principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. We invest in both investment-grade and below investment-grade debt securities. Below investment-grade debt securities (often called "high yield" securities or "junk bonds") offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least Caa by Moody's or CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We expect to maintain an average credit quality for this portion of the Fund's portfolio equivalent to B or higher. The Fund may invest up to 35% of the Fund's total assets in debt securities that are below investment-grade.
When selecting securities, the portfolio managers consider research on the bond market, economic analysis and interest rate forecasts. The portfolio managers' analysis of securities focuses on factors such as interest or dividend coverage, asset values, earning prospects and the quality of management of the company.	We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may actively trade portfolio securities.
The Fund may invest up to 30% of its total assets in foreign securities, including up to 20% of its total assets in securities of foreign issuers denominated in foreign currencies.	The Fund may invest up to 25% of the Fund's total assets in debt securities of foreign issuers.
The Fund's investments in foreign securities may also include investments of up to 10% of the Fund's assets in debt securities of issuers based in countries the portfolio managers consider to have emerging market economies.	This strategy is not included in the Fund's principal investment strategies.
The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.	We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
This Fund does not include an express statement of when it will sell a security in its principal investment strategies.	We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.
Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
The Fund's combined investments in high yield bonds, foreign securities and non-US dollar-denominated securities will not exceed 35% of the Fund's total assets.	This Fund does not have a similar limitation.
The Fund may also engage in dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date. Dollar roll transactions may create investment leverage. Any transactions in dollar rolls which exceed 5% of the Fund's assets will be "covered." This means that the dollar roll position will be offset by a cash or cash equivalent position.	This Fund's principal investment strategies do not include dollar roll transactions.
*	Reflects the investment goal of the Fund to be effective at the time of the Merger.

The fundamental investment policies of the Target and Acquiring Funds are substantively similar. For a comparative chart of fundamental investment policies, please see Exhibit B.

While your Target Fund and the Acquiring Fund both have the ability, pursuant to an exemptive order issued by the Securities and Exchange Commission, to lend cash to other funds in their respective fund families, neither Fund currently engages in this practice.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage funds were unaffiliated fund families until January 2009, the Funds have historically used different terms and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in Wells Fargo Advantage Income Plus Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although both Funds may be subject to the risks listed below, they may be subject to a particular risk to different degrees. For example, Wells Fargo Advantage Income Plus Fund may invest a greater portion of its assets in below investment grade bonds than can Evergreen Core Plus Bond Fund and therefore may be subject to high yield securities risk to a greater extent. An investment in Wells Fargo Advantage Income Plus Fund may also be subject to a combination of foreign investment risk and high yield securities risk to a greater extent than an investment in Evergreen Core Plus Bond Fund because Wells Fargo Advantage Income Plus Fund may invest a greater percentage of its assets in investments other than domestic investment grade debt.

Principal Risks
Active Trading Risk
Counter-Party Risk
Debt Securities Risk
Derivatives Risk
Foreign Investment Risk
High Yield Securities Risk
Issuer Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Mortgage and Asset-Backed Securities Risk
Regulatory Risk
U.S Government Obligations Risk

For a more detailed description of the risks listed above, see the section entitled "Risk Descriptions" below.

A discussion of the principal risks associated with an investment in a Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following bar chart and table illustrate how each Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for an Evergreen fund at www.evergreeninvestments.com and for a Wells Fargo Advantage Fund at www.wellsfargo.com/advantagefunds. The bar chart does not reflect applicable sales charges; if it did, returns would be lower than those shown.

Year-by-Year Total Return for Class A Shares (%) for Evergreen Core Plus Bond Fund1

Highest Quarter:	2nd Quarter 2009	+7.70%
Lowest Quarter:	3rd Quarter 2008	-11.05%

Year-by-Year Total Return for Class A Shares (%) for Wells Fargo Advantage Income Plus Fund

Highest Quarter:	3rd Quarter 2009	+5.53%
Lowest Quarter:	2nd Quarter 2004	-1.96%

Average Annual Total Returns for the periods ended 12/31/2009[1]
Evergreen Core Plus Bond Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	5/20/2005	6.70%	-1.88%	2.90%
Class A (after taxes on distributions)	5/20/2005	5.31%	-3.41%	0.77%
Class A (after taxes on distributions and the sale of Fund shares)	5/20/2005	4.31%	-2.41%	1.22%
Class B (before taxes)[3]	5/20/2005	6.16%	-1.90%	3.05%
Class C (before taxes)	5/20/2005	10.16%	-1.59%	3.05%
Class I (before taxes)	11/30/1972	12.27%	-0.67%	3.53%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.93%	4.97%	6.33%
1	Historical performance shown for Class I prior to 5/23/2005 is based on the performance of the fund's predecessor closed-end fund, Vestaur Securities Fund. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not, and Vestaur Securities Fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.
2	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.
3	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Income Plus Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/13/1998	6.83%	4.39%	5.47%
Class A (after taxes on distributions)[1]	7/13/1998	5.18%	2.59%	3.28%
Class A (after taxes on distributions and the sale of Fund shares)[1]	7/13/1998	4.39%	2.66%	3.30%
Class B (before taxes)	7/13/1998	5.97%	4.23%	5.39%
Class C (before taxes)	7/13/1998	10.06%	4.58%	5.16%
Institutional Class (before taxes)[2]	7/18/2008	12.19%	5.45%	6.00%
Barclays Capital U.S. Universal Bond Index[3] (reflects no deduction for fees, expenses, or taxes)		8.60%	5.01%	6.44%
1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other share classes will vary.
2	For periods prior to the inception of the Institutional Class, Average Annual Total Returns reflect the performance of the Class A shares, and include expenses that are not applicable to and are higher than those of the Institutional Class shares, but do not include Class A sales charge. If they did include Class A sales charge, returns would be lower.
3	The Barclays Capital U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different than those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund, and the tables entitled "Pro Forma" also show what your fees and expenses would be if the Merger takes place. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Target Fund's family of funds or $50,000 in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Fund Shares -- Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and in the Funds' prospectuses.

The sales charge schedules applicable to Class A, B, and C shares of Wells Fargo Advantage Income Plus Fund are identical to the sales charge schedules for the corresponding class of shares of Evergreen Core Plus Bond Fund except that (i) Wells Fargo Advantage Income Plus Fund's front-end sales charge on purchases of Class A shares up to $250,000 is slightly lower than Evergreen Core Plus Bond Fund's front-end sales charge on similar purchases of Class A shares and (ii) the contingent deferred sales charge you may pay when you redeem Class B or C shares of Wells Fargo Advantage Income Plus Fund will be based on the net asset value of your shares when they were purchased, not the lower of (i) that amount or (ii) the value of the shares at the time of redemption, as is the case for Class B and C shares of Evergreen Core Plus Bond Fund.

The following tables allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Merger takes place. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

Shareholder Fees (fees paid directly from your investment)

Evergreen Core Plus Bond Fund
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Income Plus Fund
	Class A	Class B	Class C	Institutional Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.50%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Income Plus Fund (Pro Forma)
	Class A1	Class B	Class C	Institutional Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.50%[2]	None	None	None
Maximum deferred sales charge (load) (as a % of net asset value at purchase)	None[2]	5.00%	1.00%	None
1	Following the completion of the Mergers, former Class IS shareholders of any applicable Evergreen Target Fund may make subsequent purchases of Class A shares of any Wells Fargo Advantage Fund, by exchange, at net asset value.
2	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

The following tables allow you to compare the annual operating expenses of the Funds. The net and gross total annual fund operating expenses for both the Target and the Acquiring Funds set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Merger had taken place at the beginning of that period. Exhibit C contains expense tables and examples for both the Target Fund(s) and the Acquiring Fund based upon the actual expenses incurred by such Funds during their most recently completed fiscal years. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund based on the date of the Acquiring Fund's most recent financial statements.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Core Plus Bond Fund
	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses1,[2]
Class A	0.05%	1.29%
Class B	0.05%	2.04%
Class C	0.05%	2.04%
Class I	0.05%	1.04%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.02% for Class A, 1.77% for Class B, 1.77% for Class C, and 0.77% for Class I. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

Wells Fargo Advantage Income Plus Fund
	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)[2]	Total Annual Fund Operating Expenses (After Waiver)3,[4]
Class A	0.02%	1.07%	0.92%
Class B	0.02%	1.82%	1.67%
Class C	0.02%	1.82%	1.67%
Institutional Class	0.02%	0.72%	0.63%
1	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
2	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
4	Funds Management has committed through 9/30/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Income Plus Fund (Pro Forma)
	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)[2]	Total Annual Fund Operating Expenses (After Waiver)3,[4]
Class A	0.03%	0.94%	0.93%
Class B	0.03%	1.69%	1.68%
Class C	0.03%	1.69%	1.68%
Institutional Class	0.03%	0.61%	0.61%
1	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
2	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
4	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 0.90% for Class A, 1.65% for Class B, 1.65% for Class C, and 0.61% for Institutional Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Evergreen Core Plus Bond Fund and Wells Fargo Advantage Income Plus Fund have each adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (a "Distribution Plan"). Although the fees charged to Class A, B, and C shares of Evergreen Core Plus Bond Fund under that Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by the corresponding classes of Wells Fargo Advantage Income Plus Fund, Class A, B, and C shares of Wells Fargo Advantage Income Plus Fund are subject to a shareholder servicing fee equal to 0.25%. This means that the total distribution and shareholder servicing fees that you bear will not change as a result of the Merger.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 171% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 455% of the average value of its portfolio.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Income Plus Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Managers	Michael J. Bray, CFA D. James Newton, II, CFA, CPA Thomas M. Price, CFA Janet S. Rilling, CFA, CPA

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition of the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions form your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

Prior to the events described in the Agreement and Plan of Reorganization, a substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

EVERGREEN CORE BOND FUND, EVERGREEN SHORT INTERMEDIATE BOND FUND AND WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND INTO WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

In addition to your Target Fund, shareholders in one or more other Funds are being asked to approve a Merger into your Acquiring Fund. Your Merger is not contingent upon approval of any other Merger by shareholders of any other Target Fund.

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen Core Bond Fund:	You will get this class of shares of Wells Fargo Advantage Total Return Bond Fund:
Class A or Class IS1	Class A
Class B	Class B
Class C	Class C
Class I	Institutional Class
Class R	Class R2
1	Following the completion of the Mergers, former Class IS shareholders of any applicable Evergreen Target Fund may make subsequent purchases of Class A shares of any Wells Fargo Advantage Fund, by exchange, at net asset value.
2	Class will be created to receive the assets of the corresponding share class set forth above.

If you own this class of shares of Evergreen Short Intermediate Bond Fund:	You will get this class of shares of Wells Fargo Advantage Total Return Bond Fund:
Class A or Class IS1	Class A
Class B	Class B
Class C	Class C
Class I	Administrator Class
1	Following the completion of the Mergers, former Class IS shareholders of any applicable Evergreen Target Fund may make subsequent purchases of Class A shares of any Wells Fargo Advantage Fund, by exchange, at net asset value.

If you own this class of shares of Wells Fargo Advantage Diversified Bond Fund:	You will get this class of shares of Wells Fargo Advantage Total Return Bond Fund:
Administrator Class	Administrator Class

The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see the section entitled "Buying, Selling and Exchanging Fund Shares -- Share Class Information."

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

Evergreen Core Bond Fund and Wells Fargo Advantage Total Return Bond Fund. The Funds' investment goals and investment strategies are substantially similar. Each Fund seeks total return through the income from and appreciation of its investments. Each Fund invests normally at least 80% of its net assets in investment grade debt of U.S. issuers. Some differences between the Funds' investment strategies include the following: (i) Wells Fargo Total Return Bond Fund seeks to maintain its dollar-weighted average duration within a narrower range, 4 to 5½ years, than does Evergreen Core Bond Fund at 2 to 6 years, and (ii) Wells Fargo Total Return Bond Fund has a policy that allows it to invest up to 20% of its total assets in U.S. dollar denominated debt securities of foreign issuers. These distinctions mean that Evergreen Core Bond Fund's portfolio may involve less interest rate risk than Wells Fargo Total Return Bond Fund under certain circumstances and that an investment in Wells Fargo Total Return Bond Fund may be more likely to be exposed to foreign investment risk. A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN CORE BOND FUND (Target Fund)	WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks to maximize total return through a combination of current income and capital growth.	The Fund seeks total return, consisting of income and capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its assets in U.S. dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities (including collateralized mortgage obligations ("CMOs")), asset-backed securities, and other income producing securities. The Fund currently maintains a bias toward corporate and mortgage-backed securities. The Fund may invest a substantial portion of its assets (including a majority of its assets) in CMOs or other mortgage- or asset-backed securities. The remaining 20% of the Fund's assets may be represented by cash or invested in cash equivalents or shares of registered investment companies, including money market or fixed-income funds.	Under normal circumstances, the Fund invests at least 80% of the Fund's net assets in bonds; at least 80% of the Fund's total assets in investment-grade debt securities; up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers. We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities.
Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable.	We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may actively trade portfolio securities.
As part of its investment strategy, the Fund may engage in dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date. Dollar roll transactions may create investment leverage. Any transactions in dollar rolls which exceed 5% of the Fund's assets will be "covered." This means that the dollar roll position will be offset by a cash or cash equivalent position.	As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers.
The Fund intends to limit its dollar-weighted average duration to a two-year minimum and a six-year maximum, while the dollar-weighted average maturity is expected to be longer than the dollar-weighted average duration.	Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 5 1/2 years.
The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.	We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
The Fund does not include an express statement of when it will sell a security in its principal investment strategies.	We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment.
This Fund is not part of a master/gateway structure.	The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Evergreen Short Intermediate Bond Fund and Wells Fargo Advantage Total Return Bond Fund. The Funds' investment goals and investment strategies are substantially similar. Each Fund seeks total return through the income from and appreciation of its investments. Each Fund invests normally at least 80% of its net assets in investment grade debt of U.S. issuers. Some important differences include the following: (i) the dollar-weighted average duration range in which Evergreen Short Intermediate Bond Fund seeks to keep its portfolio, 2¼ to 4½ years, differs from Wells Fargo Advantage Total Return Bond Fund's range, 4 to 5½ years, and (ii) Wells Fargo Total Return Bond Fund has a policy that allows it to invest up to 20% of its total assets in U.S. dollar denominated debt securities of foreign issuers. These distinctions mean that the value of an investment in Wells Fargo Total Return Bond Fund may be more likely to be subject to foreign investment risk and may be more sensitive to movements in prevailing interest rates than an investment in Evergreen Short Intermediate Bond Fund.

EVERGREEN SHORT INTERMEDIATE BOND FUND (Target Fund)	WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks to maximize total return through a combination of current income and capital growth.	The Fund seeks total return, consisting of income and capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its assets in U.S. dollar-denominated investment grade debt securities, including mortgage-backed securities (including collateralized mortgage obligations (CMOs)) and asset-backed debt securities. Under normal conditions, the Fund maintains a bias toward mortgage-backed and corporate securities in order to capture higher levels of income. The portfolio managers consider a security to be investment grade if it is rated in the top four ratings categories (e.g., BBB/Baa or above) by a nationally recognized statistical ratings organization. Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable. The Fund may invest up to 20% of its assets in other investments, including cash, cash equivalents or shares of registered investment companies.	Under normal circumstances, the Fund invests at least 80% of the Fund's net assets in bonds; at least 80% of the Fund's total assets in investment-grade debt securities; up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers. We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may actively trade portfolio securities.
The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.
The Fund intends to limit the dollar-weighted average duration of its portfolio to two and a quarter to four and one half years (the Fund's dollar-weighted average maturity is expected to be longer than the dollar-weighted average duration).	Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 5 1/2 years.
As part of its investment strategy, the Fund may engage in covered dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.	As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers.
The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.	We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
A Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.	We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment.
Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Wells Fargo Advantage Diversified Bond Fund and Wells Fargo Advantage Total Return Bond Fund. The Funds' investment goals and investment strategies are substantially similar. Each Fund seeks total return through the income from and appreciation of its investments. Each Fund invests normally at least 80% of its net assets in debt securities. One difference between the Funds' investment strategies is that the Wells Fargo Advantage Total Return Bond Fund has a policy that limits its investments in U.S. dollar denominated debt securities of foreign issuers to up to 20% of its total assets, whereas the Wells Fargo Advantage Diversified Bond Fund does not have a similar investment limitation. This distinction means that the Wells Fargo Advantage Total Return Bond Fund may be less likely to be exposed to foreign investment risk. A more complete description of each Fund's investment goals and strategies is below.

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND (Target Fund)	WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks total return, consisting of current income and capital appreciation, by diversifying its investments among different fixed income investment styles.	The Fund seeks total return, consisting of income and capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of the Fund's net assets in debt securities, which include U.S. Government obligations, corporate debt securities, mortgage- or asset-backed securities and U.S. dollar-denominated debt securities of foreign issuers.	Under normal circumstances, the Fund invests at least 80% of the Fund's net assets in bonds; at least 80% of the Fund's total assets in investment-grade debt securities; up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers. We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issurers.
The Fund is a gateway fund that uses a "multi-style" fixed income investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different fixed income investment styles of three master portfolios Managed Fixed Income Portfolio, Total Return Bond Portfolio and Inflation-Protected Bond Portfolio. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.	The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.
We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark, in determining the allocation between different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We may actively trade portfolio securities.	We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may actively trade portfolio securities.
We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.	We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
This Fund does not include an express statement of when it will sell a security in its principal investment strategies.	We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment.
The Fund's principal investment strategies do not include statement on an expected overall dollar-weighted average effective duration range for its portfolio.	Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 5 1/2 years.

The fundamental investment policies of the Target and Acquiring Funds are substantively similar. For a comparative chart of fundamental investment policies, please see Exhibit B.

While your Target Fund and the Acquiring Fund both have the ability, pursuant to an exemptive order issued by the Securities and Exchange Commission, to lend cash to other funds in their respective fund families, neither Fund currently engages in this practice.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until January 2009, the Funds have historically used different terms and descriptions to describe the risks to which an investment in them would be subject. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in the Wells Fargo Advantage Total Return Bond Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although each of the Funds may be subject to all or substantially all of the risks listed below, they may be subject to a particular risk to different degrees. For example, the Wells Fargo Advantage Total Return Bond Fund's portfolio may have a higher dollar-weighted average duration than Evergreen Short Intermediate Bond Fund, which would make it subject to interest rate risk to a greater extent than Evergreen Short Intermediate Bond Fund. Investments in both the Wells Fargo Advantage Total Return Bond Fund and Wells Fargo Advantage Diversified Bond Fund are subject to foreign investment risk, although an investment in the Wells Fargo Advantage Diversified Bond Fund may have greater exposure to such risk. Investments in Evergreen Core Bond Fund and Evergreen Short Intermediate Bond Fund are not subject to foreign investment risk. Also, an investment in the Wells Fargo Advantage Diversified Bond Fund is subject to inflation-protected debt securities risk, whereas the Wells Fargo Advantage Total Return Bond Fund is not subject to such a risk.

Principal Risks
Active Trading Risk
Counter-Party Risk
Debt Securities Risk
Derivatives Risk
Foreign Investment Risk
Issuer Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Mortgage and Asset-Backed Securities Risk
Regulatory Risk
Stripped Securities Risk
U.S Government Obligations Risk

For a more detailed description of the risks listed above, see the section entitled "Risk Descriptions" below.

A discussion of the principal risks associated with an investment in a Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following bar chart and table illustrate how each Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for an Evergreen fund at www.evergreeninvestments.com and for a Wells Fargo Advantage Fund at www.wellsfargo.com/advantagefunds. The bar chart does not reflect applicable sales charges; if it did, returns would be lower than those shown.

Year-by-Year Total Return for Class I Shares (%) for Evergreen Core Bond Fund

Highest Quarter:	2nd Quarter 2009	+10.26%
Lowest Quarter:	3rd Quarter 2008	-13.13%

Year-by-Year Total Return for Class I Shares (%) for Evergreen Short Intermediate Bond Fund

Highest Quarter:	3rd Quarter 2009	+7.34%
Lowest Quarter:	3rd Quarter 2008	-10.95%

Year-by-Year Total Return for Administrator Class Shares (%) for Wells Fargo Advantage Diversified Bond Fund

Highest Quarter:	3rd Quarter 2009	+5.20%
Lowest Quarter:	2nd Quarter 2004	-2.23%

Year-by-Year Total Return for Administrator Class Shares (%) for Wells Fargo Advantage Total Return Bond Fund

Highest Quarter:	3rd Quarter 2002	+4.91%
Lowest Quarter:	2nd Quarter 2004	-2.35%

Average Annual Total Returns for the periods ended 12/31/2009[1]
Evergreen Core Bond Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	5/11/2001	10.89%	-2.45%	2.38%
Class B (before taxes)[2]	5/11/2001	10.53%	-2.54%	2.23%
Class C (before taxes)	5/11/2001	14.53%	-2.22%	2.23%
Class I (before taxes)	12/13/1990	16.68%	-1.24%	3.12%
Class I (after taxes on distributions)	12/13/1990	15.54%	-2.36%	1.45%
Class I (after taxes on distributions and the sale of Fund shares)	12/13/1990	10.82%	-1.64%	1.71%
Class IS (before taxes)	10/2/1997	16.39%	-1.49%	2.86%
Class R (before taxes)	10/10/2003	16.10%	-1.73%	2.79%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.93%	4.97%	6.33%
1	Historical performance shown for Classes A, B, C and R prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C, IS and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Classes A and IS, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C, IS and R would have been lower.
2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.
3	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Average Annual Total Returns for the periods ended 12/31/2009[1]
Evergreen Short Intermediate Bond Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	6/5/2002	11.55%	-0.48%	3.26%
Class B (before taxes)[2]	6/5/2002	11.14%	-0.84%	2.84%
Class C (before taxes)	6/5/2002	12.14%	-0.84%	2.84%
Class I (before taxes)	11/24/1997	14.26%	0.16%	3.62%
Class I (after taxes on distributions)[3]	11/24/1997	12.92%	-1.10%	1.89%
Class I (after taxes on distributions and the sale of Fund shares)[3]	11/24/1997	9.23%	-0.57%	2.07%
Class IS (before taxes)	3/9/1998	13.98%	-0.09%	3.37%
Barclays Capital U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)		5.24%	4.66%	5.93%
1	Historical performance shown for Classes A, B and C prior to their inception is based on the fund's Class I shares, the original class offered. The historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, and C would have been lower.
2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.
3	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Diversified Bond Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class (before taxes)	11/11/1994	11.01%	3.96%	5.10%
Administrator Class (after taxes on distributions)[1]	11/11/1994	9.47%	2.14%	3.19%
Administrator Class (after taxes on distributions and the sale of Fund shares)[1]	11/11/1994	7.10%	2.34%	3.24%
Barclays Capital U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		5.93%	4.97%	6.33%
1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
2	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Total Return Bond Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)[1]	10/31/2001	6.09%	4.12%	5.96%
Class B (before taxes)[1]	10/31/2001	5.26%	3.94%	6.01%
Class C (before taxes)[1]	10/31/2001	9.19%	4.29%	5.72%
Administrator Class (before taxes)	6/30/1997	11.18%	5.28%	6.60%
Administrator Class (after taxes on distributions)[2]	6/30/1997	9.16%	3.56%	4.60%
Administrator Class (after taxes on distributions and the sale of Fund shares)[2]	6/30/1997	7.22%	3.49%	4.46%
Institutional Class (before taxes)[3]	10/31/2001	11.50%	5.56%	6.81%
Class R (before taxes)[4]	TBD	11.18%	5.28%	6.60%
Barclays Capital U.S. Aggregate Bond Index[5] (reflects no deduction for fees, expenses, or taxes)		5.93%	4.97%	6.33%
1	Performance shown prior to the inception of Class A, Class B and Class C shares reflects the performance of Administrator Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.
2	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Administrator Class shares. After-tax returns for other share classes will vary.
3	Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares.
4	Performance shown for Class R shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and lower than those of the Class R shares. The Administrator Class shares annual returns are substantially similar to what the Class R share returns would be because the Administrator and the Class R shares are invested in the same portfolio and their returns differ only to the extent that they do not have similar expenses.
5	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different than those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund, and the tables entitled "Pro Forma" also show what your fees and expenses would be if the Merger takes place. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Target Fund's family of funds or $50,000 in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Fund Shares -- Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and in the Funds' prospectuses.

The sales charge schedules applicable to Class A, B, and C shares of Wells Fargo Total Return Bond Fund are identical to the sales charge schedules for the corresponding class of shares of Evergreen Core Bond Fund except that (i) Wells Fargo Advantage Total Return Bond Fund's front-end sales charge on purchases of Class A shares up to $250,000 is slightly lower than similar purchases of Evergreen Core Bond Fund's Class A shares and (ii) the contingent deferred sales charge you may pay when you redeem Class B or C shares of Wells Fargo Advantage Total Return Bond Fund will be based on the net asset value of your shares when they were purchased, not the lower of (i) that amount or (ii) the value of the shares at the time of redemption, as is the case for Class B and C shares of Evergreen Core Bond Fund.

Following the completion of the Mergers, former Class IS shareholders of Evergreen Core Bond Fund and Evergreen Short Intermediate Bond Fund will be able to purchase additional Class A shares of Wells Fargo Total Return Bond Fund at net asset value, which means that those shareholders will not pay a front-end sales charge on additional purchases of Class A shares of Wells Fargo Total Return Bond Fund.

The sales charge schedules applicable to Class A and B shares of Wells Fargo Total Return Bond Fund are higher than the sales charge schedules for the corresponding class of shares of Evergreen Short Intermediate Bond Fund. Additionally, Class B shares of Wells Fargo Total Return Bond Fund do not convert to A shares of that Fund until they have been held for 8 years. In contrast, Class B shares of Evergreen Short Intermediate Bond Fund convert to Class A shares of that Fund after six years. Also, the contingent deferred sales charge you may pay when you redeem Class B or C shares of Wells Fargo Advantage Total Return Bond Fund will be based on the net asset value of your shares when they were purchased, not the lower of (i) that amount or (ii) the value of the shares at the time of redemption, as is the case for Class B and C shares of Evergreen Short Intermediate Bond Fund.

The following tables allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Merger takes place. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

Shareholder Fees (fees paid directly from your investment)

Evergreen Core Bond Fund
	Class A	Class B	Class C	Class I, Class IS and Class R
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Evergreen Short Intermediate Bond Fund
	Class A	Class B	Class C	Class I and Class IS
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	2.25%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	2.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Diversified Bond Fund
Administrator Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of net asset value at purchase)	None

Wells Fargo Advantage Total Return Bond Fund
	Class A	Class B	Class C	Administrator Class, Institutional Class and Class R
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.50%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Total Return Bond Fund (Pro Forma)
	Class A	Class B	Class C	Administrator Class, Institutional Class and Class R
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.50%1,[2]	None	None	None
Maximum deferred sales charge (load) (as a % of net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.
2	Following the completion of the Mergers, former Class IS shareholders of any applicable Evergreen Target Fund may make subsequent purchases of Class A shares of any Wells Fargo Advantage Fund, by exchange, at net asset value.

The following tables allow you to compare the annual operating expenses of the Funds. The net and gross total annual fund operating expenses for both the Target and the Acquiring Funds set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Merger had taken place at the beginning of that period. Exhibit C contains expense tables and examples for both the Target Fund(s) and the Acquiring Fund based upon the actual expenses incurred by such Funds during their most recently completed fiscal years. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund based on the date of the Acquiring Fund's most recent financial statements. Since Class R shares of the Acquiring Fund have not yet commenced operations, the information presented is based on estimates.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Core Bond Fund
	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses1,[2]
Class A	0.06%	1.03%
Class B	0.06%	1.78%
Class C	0.06%	1.78%
Class I	0.06%	0.78%
Class IS	0.06%	1.03%
Class R	0.06%	1.28%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.80% for Class A, 1.55% for Class B, 1.55% for Class C, 0.55% for Class I, 0.80% for Class IS, and 1.05% for Class R. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

Evergreen Short Intermediate Bond Fund
	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses[1]
Class A	0.05%	1.05%[2]
Class B	0.05%	1.80%
Class C	0.05%	1.80%
Class I	0.05%	0.80%
Class IS	0.05%	1.05%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.00% for Class A. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

Wells Fargo Advantage Diversified Bond Fund
	Acquired Fund Fees and Expenses (Underlying Master Portfolios)	Total Annual Fund Operating Expenses (Before Waiver)[2]	Total Annual Fund Operating Expenses (After Waiver)[3]
Administrator Class	0.36%	1.16%	0.70%
1	Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
2	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3	Funds Management has committed through 9/30/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolios' fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Total Return Bond Fund
	Total Annual Fund Operating Expenses (Before Waiver)1,[2]	Total Annual Fund Operating Expenses (After Waiver)[3]
Class A	0.90%	0.85%
Class B	1.65%	1.60%
Class C	1.65%	1.60%
Administrator Class	0.79%	0.70%
Institutional Class	0.52%	0.42%
1	Includes gross expenses allocated from the master porfolio in which the Fund invests.
2	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3	Funds Management has committed through 9/30/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolios' fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Total Return Bond Fund (Pro Forma)
	Total Annual Fund Operating Expenses (Before Waiver)[1]	Total Annual Fund Operating Expenses (After Waiver)[2]
Class A	0.85%	0.83%
Class B	1.60%	1.58%
Class C	1.60%	1.58%
Administrator Class	0.79%	0.70%
Institutional Class	0.53%	0.42%
Class R	1.10%	1.08%
1	Includes gross expenses allocated from the master porfolio in which the Fund invests.
2	Funds Management has committed for three years after the closing of the merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolios' fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed 0.83% for Class A, 1.58% for Class B, 1.58% for Class C, 0.70% for Administrator Class, 0.42% for Institutional Class, and 1.08% for Class R. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the portfolio turnover rates were 158%, 189% and 224% of the average value of each portfolio, for Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund, respectively, and the Acquiring Fund's portfolio turnover rate was 633% of the average value of its portfolio. If TBA transactions were excluded, the Acquiring Funds's portfolio turnover rate would have been 242%.

The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see the section entitled "Merger Information."

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the master portfolio in which the Acquiring Fund invests substantially all of its assets. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Total Return Bond Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Managers	Troy Ludgood Thomas O'Connor, CFA

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition of the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions form your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

Prior to the events described in the Agreement and Plan of Reorganization, a substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

RISK DESCRIPTIONS

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of a Fund will be positive or that the Fund will meet its investment goal. An investment in a mutual fund is not a deposit with a bank; is not insured, endorsed or guaranteed by the FDIC or any government agency; and is subject to investment risks, including possible loss of your original investment. Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money. The following provides additional information regarding the various risks referenced in the section entitled "Merger Summary."

  Active Trading Risk. Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may cause the Fund to realize greater gains that will be taxable to you then would otherwise have been realized.

  Counter-Party Risk. When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the Fund is exposed to the risk that the other party will not fulfill its contractual obligation. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

  Debt Securities Risk. Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

  Derivatives Risk. The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.  Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions, e.g., over-the-counter swaps, are subject to counterparty risk.

  Foreign Investment Risk. Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

  High Yield Securities Risk. High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

  Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

  Leverage Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

  Liquidity Risk. A security may not be sold at the time desired or without adversely affecting the price.

  Management Risk. We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

  Market Risk. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline in value or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value or become illiquid simultaneously. Equity securities generally have greater price volatility than debt securities.

  Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in "pools"of mortgages or other assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk.When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

  Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

  Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

  U.S. Government Obligations Risk. U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

MANAGEMENT OF THE FUNDS

The following provides additional information regarding the investment adviser, investment sub-adviser and portfolio manager(s) of your Acquiring Fund as referenced in the section entitled "Merger Summary."

Investment Adviser

Funds Management is the investment adviser to your Acquiring Fund and will continue to be the investment adviser to your Acquiring Fund following the Merger.

The following are some key facts about Funds Management:

  Funds Management is an indirect, wholly-owned subsidiary of Wells Fargo.

  Funds Management was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank, N.A. ("Wells Fargo Bank") and is an affiliate of Wells Fargo Bank, which was founded in 1852 and is the oldest bank in the western United States and is one of the largest banks in the United States.

  Funds Management is located at 525 Market Street, San Francisco, California 94105.

Advisory Fees

As compensation for its advisory services to the Wells Fargo Advantage Income Plus Fund and the Total Return Bond Portfolio master portfolio, Wells Capital is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of the Acquiring Fund's average daily net assets.

Fund	Breakpoint	Fee
Wells Fargo Advantage Income Plus Fund[1]	First $500 million	0.400%
	Next $500 million	0.375%
	Next $2 billion	0.350%
	Next $2 billion	0.325%
	Over $5 billion	0.300%
1	This table reflects fees which will be in effect as of July 9, 2010.

Fund	Breakpoint	Fee
Wells Fargo Advantage Total Return Bond Fund[1]	First $500 million	0.400%
	Next $500 million	0.375%
	Next $2 billion	0.350%
	Next $2 billion	0.325%
	Over $5 billion	0.300%
1	Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.

For the Acquiring Fund's most recent fiscal year, the advisory fee paid to Funds Management was as follows:

Fund	As a % of average daily net assets
Wells Fargo Advantage Income Plus Fund
Wells Fargo Advantage Total Return Bond Fund[1]
1	Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.

Sub-Adviser

Wells Capital, an affiliate of Funds Management and an indirect wholly-owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California 94105, is the sub-adviser for the Wells Fargo Advantage Income Plus Fund and the master portfolio in which the Wells Fargo Advantage Total Return Bond Fund invests substantially all of its assets. Accordingly, Wells Capital is responsible for the day-to-day investment management activities of the Wells Fargo Advantage Income Plus Fund and the master portfolio. Wells Capital is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Sub-Advisory Fees

For providing investment sub-advisory services to an Acquiring Fund (or the master portfolio in which it invests), Wells Capital is entitled to receive monthly fees at the annual rates indicated below, which are stated as a percentage of the Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Fund. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Breakpoint	Fee
Wells Fargo Advantage Income Plus Fund	First $100 million	0.200%
	Next $200 million	0.175%
	Next $200 million	0.150%
	Over $500 million	0.100%

Fund	Breakpoint	Fee
Wells Fargo Advantage Total Return Bond Fund[1]	First $100 million	0.200%
	Next $200 million	0.175%
	Next $200 million	0.150%
	Over $500 million	0.100%
1	Reflects the fees charged by Wells Capital for providing investment sub-advisory services to the master portfolio in which the Fund invests substantially all of its assets.

For a discussion regarding the basis for the approval of each Acquiring Fund's investment advisory agreements by its Board of Trustees, please see the Acquiring Fund's shareholder report for the period ended May 31, 2009.

Portfolio Managers

WELLS FARGO ADVANTAGE INCOME PLUS FUND

Michael J. Bray, CFA
Mr. Bray is jointly responsible for managing the Wells Fargo Advantage Income Plus Fund, which he has managed since 2008. Mr. Bray joined Wells Capital in 2005 as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and interest rate derivative instruments. Prior to joining Wells Capital, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State University.

D. James Newton II, CFA, CPA
Mr. Newton is jointly responsible for managing the Wells Fargo Advantage Income Plus Fund, which he has managed since 2008. Mr. Newton joined Wells Capital in 2005 as a portfolio manager and head of investment grade credit research. Prior to joining Wells Capital, Mr. Newton served as a high-grade, fixed-income analyst with Strong Capital Management, Inc. (SCM) since 2002. Prior to joining SCM, he was at Northwestern Mutual Life Insurance Company from 1998 to 2002, first as an associate in the Private Placement Department, and later as an investment grade credit analyst and subsequent director in the Public Fixed Income Department. Education: B.A., Economics, Albion College; M.B.A., University of Michigan.

Thomas M. Price, CFA
Mr. Price is jointly responsible for managing the Wells Fargo Advantage Income Plus Fund, which he has managed since 2005. He is also jointly responsible for managing the Strategic Income Fund, which he has managed since 2004 and the High Income Fund and the Short-Term High Yield Bond Fund, both of which he has managed since 1998. Mr. Price joined Wells Capital in 2005 as a portfolio manager specializing in taxable high yield securities. Prior to joining Wells Capital, Mr. Price was with Strong Capital Management, Inc. (SCM) since 1996 as a fixed income research analyst and, since 1998, as a portfolio manager. Education: B.B.A., Finance, University of Michigan; M.B.A., Finance, Kellogg Graduate School of Management, Northwestern University.

Janet S. Rilling, CFA, CPA
Ms. Rilling is jointly responsible for managing the Wells Fargo Advantage Income Plus Fund, which she has managed since 2008. Ms. Rilling joined Wells Capital in 2005 as a portfolio manager and specializes in investment-grade corporate debt securities. Prior to joining Wells Capital, she was a portfolio manager with Strong Capital Management, Inc. (SCM) since 2000 and a research analyst at SCM since 1995. Education: B.A., Accounting and Finance; M.S., Finance, University of Wisconsin.

Each Acquiring Fund's Statement of Additional Information contains additional information about the Acquiring Fund's portfolio managers, including other accounts managed, ownership of Acquiring Fund shares and elements of compensation.

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND
(Reflects information about the portfolio manager(s) for the master portfolio in which the Acquiring Fund invests substantially all of its assets.)

Troy Ludgood
Mr. Ludgood is jointly responsible for managing the master portfolio in which the Wells Fargo Advantage Total Return Bond Fund invests, which he has managed since 2007. In 2008, Mr. Ludgood was named as co-head and senior portfolio manager of the Montgomery Fixed Income Strategies Team at Wells Capital, where he has also served as a portfolio manager since 2007, Director of Credit Trading since 2006, and a senior credit trader since 2004. Prior to joining Wells Capital, he was a trader at Lehman Brothers since 2000. Education: B.S., Industrial Engineering, Georgia Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Thomas O'Connor, CFA
Mr. O'Connor is jointly responsible for managing the master portfolio in which the Wells Fargo Advantage Total Return Bond Fund invests, which he has managed since 2003. In 2008, Mr. O'Connor was named as co-head of the Montgomery Fixed Income Strategies Team at Wells Capital, where he has also served as a senior portfolio manager since 2007 and portfolio manager since 2003. Mr. O'Connor is responsible for identifying relative value in the mortgage and structural product sectors of the market. Prior to joining Wells Capital, Mr.O'Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management from 2000 to 2003. Education: B.A., Business Administration, University of Vermont.

Each Acquiring Fund's Statement of Additional Information contains additional information about the Acquiring Fund's portfolio managers, including other accounts managed, ownership of Acquiring Fund shares and elements of compensation.

MERGER INFORMATION

Reasons for the Mergers

Evergreen Funds

At a meeting held on December 30, 2009, the Board of Trustees of the Evergreen Funds, including all of the Independent Trustees, considered and unanimously approved the Merger of Evergreen Core Plus Bond Fund into Wells Fargo Advantage Income Plus Fund. At the same meeting, they also considered and unanimously approved the Merger of Evergreen Core Bond Fund into Wells Fargo Advantage Total Return Bond Fund, and the Merger of Evergreen Short Intermediate Bond Fund into Wells Fargo Advantage Total Return Bond fund. (The Board of Trustees also approved a number of other transactions between Evergreen Funds and Wells Fargo Advantage Funds which would, if consummated, result in the integration of the Evergreen Fund family into the Wells Fargo Advantage Fund family.) The Board of Trustees determined that each Merger was in the best interests of the applicable Evergreen Fund and that the interests of existing shareholders of each applicable Evergreen Fund would not be diluted as a result of the Merger.

Consideration of investment matters and expenses.

The Trustees noted generally that each of these Evergreen Funds had experienced significant investment underperformance and substantial net redemptions during recent periods, which had raised questions regarding their continuing viability as stand-alone mutual funds. They reviewed the recent steps taken to support improvement of the performance of these Evergreen Funds, which included appointing Wells Capital Management, Inc. as a new sub-adviser for these Evergreen Funds effective December 1, 2009. The Trustees noted that the Wells Capital Management investment professionals who are currently responsible for the day-to-day investment operations of these Evergreen Funds have also been among those responsible for the Wells Fargo Advantage Funds that are proposed to acquire the Evergreen Funds. In this regard, the Trustees observed that these Wells Fargo Advantage Funds had achieved significantly better performance than each of those Evergreen Funds over the one-, three-, five- and ten-year periods ended September 30, 2009. Furthermore, the Trustees considered the potential benefits to shareholders of each of the Evergreen Funds that may arise from becoming shareholders of the substantially larger Wells Fargo Advantage Funds.

The Trustees compared the investment programs of (i) Wells Fargo Advantage Total Return Bond Fund and Evergreen Core Bond Fund, (ii) Wells Fargo Advantage Total Return Bond Fund and Evergreen Short Intermediate Bond Fund, and (iii) Wells Fargo Advantage Income Plus Fund and Evergreen Core Plus Bond Fund, noting that in each of these proposed mergers, the participating Funds' investment programs were substantially similar. The Trustees noted that Evergreen Short Intermediate Bond Fund's target weighted average duration range is shorter than Wells Fargo Advantage Total Return Bond Fund's weighted average duration; they also considered Funds Management's expectation that the difference in the two Funds' average durations was unlikely to affect the overall risk to shareholders significantly, in light of the Funds' relative historical average durations, average credit quality, and historical performance volatility. Where the Trustees noted other differences between the investment programs of an Evergreen fund and the Wells Fargo Advantage Fund with which it is proposed to merge, the Trustees, following a review of these differences with representatives of Evergreen Investments and Funds Management and with the Trustees' independent consultant, did not consider that those differences should prevent the Trustees from approving the proposed merger, in light of, among other things, the Funds' respective investment policies, investment experience, and performance history.

The Trustees were mindful of the impact that the proposed reorganizations would have on the expenses borne by the Evergreen Funds' shareholders. They noted that, based on the information available to them at the time, the reorganization of Evergreen Core Bond Fund was expected to result in a decrease in the gross annual operating expense ratios borne by the Fund's Class A, B, C, I, IS and R shareholders. They noted that the net annual operating expense ratios borne by the Fund's Class A, B, C, IS and R shareholders were expected to increase following the merger, because the net expense ratios applicable to these share classes are currently reduced due to Evergreen Investments' voluntary expense waiver in effect with respect to Evergreen Core Bond Fund. In evaluating the expected changes to the Fund's net operating expense ratios, the Trustees noted, among other things, that (a) Evergreen Investments was unlikely to continue to subsidize the expenses of Evergreen Core Bond Fund indefinitely if the merger is not effected and (b) the net operating expense ratios expected to be borne by Class A and I shareholders after the merger would be at or below the median of the operating expense ratios of similar classes of the other funds against which the Board compared Wells Fargo Advantage Total Return Bond Fund's operating expense ratios.

The Trustees noted, based on the information available to them at the time, that the reorganizations wee expected to result in decreases in both the gross and net annual operating expenses for Evergreen Short Intermediate Bond Fund's Class A, B, C and IS shareholders and Evergreen Core Plus Bond Fund's Class A, B, C, I, and IS shareholders. While the gross operating expenses borne by Evergreen Short Intermediate Bond Fund's Class I shareholders would increase following that Fund's reorganization, the Trustees observed that Funds Management had contractually committed to limit net operating expenses, for a period of at least three years, which would reduce the net operating expenses for those shareholders after the reorganizations to levels slightly below the current net operating expenses for those shareholders. Overall, the Trustees concluded that for most of these Evergreen Fund shareholders, the reorganizations would have a favorable impact on expenses. In the cases of those Evergreen Fund shareholders for whom expenses might increase following a reorganization, the Trustees were of the view that the increase in expenses was not sufficient to outweigh the other benefits that the reorganization appeared likely to bring to those shareholders.

Consideration of tax matters.

As part of their deliberations, the Trustees considered the tax treatment of the Mergers, noting that the Mergers were expected to be tax-free for federal income tax purposes. However, the Trustees also considered that, due to their recent underperformance, each of the Evergreen Funds had realized significant capital losses and had substantial loss carry forwards to apply against future capital gains. The Trustees recognized that the reorganizations would result in substantial limitations on the use of those capital loss carry forwards. In evaluating the impact of these limitations, the Trustees considered that (i) the tax costs to shareholders resulting from the merger, if any, might be expected to be outweighed by the anticipated benefits of the merger and (ii) the likely tax effects of the merger on Evergreen Fund shareholders should not be seen, in light of all the aspects of the merger, as dilutive of Evergreen Fund shareholders' interests. In this regard, the Trustees considered that (i) the Evergreen Funds, given their performance records and recent levels of redemptions, were unlikely to continue in existence indefinitely as stand-alone entities if the mergers were not effected and (ii) the Funds, in any event, would not likely be able, in light of their sizes and the anticipated expirations in the ordinary course of their loss carry forwards, to use all of their capital loss carry forwards.

Other considerations.

The Trustees, including the Independent Trustees, examined the terms and conditions of each Merger and concluded that they were fair and reasonable. They noted that EIMC or Funds Management had agreed to bear the expenses incurred by the Target Funds and the Acquiring Funds involved in the Mergers (other than brokerage and related transaction costs), and concluded that the Funds would not be negatively impacted by these expenses being borne by EIMC or Funds Management. The Trustees also considered alternatives available to the Evergreen funds other than merging with the Wells Fargo Advantage Funds and the options available to shareholders of the Evergreen Funds, including the ability to redeem their shares.

Wells Fargo Advantage Funds

The Board of Trustees of the Wells Fargo Target Trust considered the proposed combination of the Evergreen funds and the Wells Fargo Advantage Funds, which includes the proposed Merger of the Wells Fargo Advantage Diversified Bond Fund into the Wells Fargo Advantage Total Return Bond Fund, at regular and special Board meetings in May, June, August, November and December 2009 and January 2010. In connection with these Board meetings, Funds Management provided extensive background materials and analyses to the Board. These materials included information on the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund, comparative operating expense ratios, certain tax information, asset size, risk profile and investment performance information, and an analysis of the projected benefits to Target Fund shareholders, as well as Acquiring Fund shareholders, of the Merger. Funds Management responded to questions and requests for additional information at these meetings and throughout the course of the Board's consideration of these matters.

After reviewing and discussing these materials and analyses, among themselves, with management, and with its legal advisers, on January 11, 2010, the Board unanimously approved the Plan. In its deliberations, the Board recognized that some of the projected benefits of the Plan would accrue to Funds Management and its affiliates rather than Target Fund shareholders. In this regard, the Board noted that Funds Management and its affiliates may benefit from the elimination of duplicative Funds and expenses, and from other cost savings resulting from the streamlining of the product line, among other things. The Board recognized the existence of these projected benefits in the context of evaluating the Plan overall and determining that the Merger of the Target Fund into the Acquiring Fund would be in the best interests of the Target Fund and its shareholders. The Board further determined that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Merger. The Board made similar determinations with respect to the Acquiring Fund and its shareholders.

Accordingly, the Board unanimously recommends that Target Fund shareholders vote to approve the Merger for the following reasons:

* STREAMLINED PRODUCT LINE AND ENHANCED VIABILITY
The Board noted that the Merger of the Target Fund into the Acquiring Fund is part of the overall combination of the Evergreen funds and the Wells Fargo Advantage Funds. The overall combination is intended to streamline the product offering of the fund family by combining funds with compatible investment objectives and principal investment strategies. This streamlining will enable management, distribution and other resources to be more effectively concentrated on a more focused group of portfolios.

The Merger is expected to enhance the viability of the combined Acquiring Fund, which would include the Target Fund and the Evergreen Target Funds, subject to approval by their shareholders. By combining the Funds, the fund complex is also able to take steps towards eliminating duplicative costs and improving potential shareholder returns. The Board determined that the elimination of duplicative costs and the spreading of certain costs across a larger asset base can benefit shareholders by leading to reductions in operating expense ratios. Moreover, the Target Fund has not been able to achieve scale and has experienced net redemptions in recent years, while the Acquiring Fund is significantly larger and has experienced consistent periods of net sales, providing a further indication of its greater long-term viability.

* PORTFOLIO MANAGEMENT
The Board considered that the Merger would result in the Target Fund no longer operating as a multi-strategy gateway fund, but that it would nonetheless maintain significant diversification through its investment in the Wells Fargo Advantage Total Return Master Portfolio, which has achieved the scale necessary to diversify broadly and to take advantage of the greater purchasing power that is derived from having significant assets. The Board received information about the portfolio managers who would be managing the Wells Fargo Advantage Total Return Bond Portfolio going forward and satisfied itself as to the nature and quality of advisory services expected to be provided to the Portfolio for the benefit of the Acquiring Fund's shareholders.

* GREATER POTENTIAL ECONOMIES OF SCALE
The Board also determined that the Target Fund may benefit from the potential for greater economies of scale by reorganizing into a fund with greater assets (approximately $44 million for the Target Fund as of September 30, 2009, compared to approximately $2.0 billion for the Acquiring Fund as of that date and approximately $2.9 billion based on assets as of that date if all three of the Target Funds reorganize into the Acquiring Fund), thereby reducing certain fixed costs (such as legal, compliance and audit expenses) as a percentage of fund assets. In this regard, the Board noted that the Target Fund, as a multi-strategy fund offering only one share class, has not been able to achieve scale.

* COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES
As discussed further in the section entitled "Investment Goal and Strategy Comparison," the Acquiring Fund and the Target Fund have substantially similar investment goals and principal investment strategies. The Target Fund is a blended gateway feeder fund that currently invests in three master portfolios, including a 20% allocation to the Wells Fargo Advantage Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective to and substantially similar investment strategies as the Acquiring Fund, while the Acquiring Fund is a gateway fund that invests substantially all of its assets in the Wells Fargo Advantage Total Return Bond Portfolio. If shareholders approve the Merger, the Wells Fargo Advantage Diversified Bond Fund would redeem for cash its interests in its other master portfolios and with the redemption proceeds purchase exclusively interests in the Wells Fargo Advantage Total Return Bond Portfolio and transfer all of its interests in the Wells Fargo Advantage Total Return Bond Portfolio to the Wells Fargo Advantage Total Return Bond Fund in exchange for shares of that Fund at closing.

The Board noted that the Acquiring Fund is expressly permitted to invest up to 20% of its assets in U.S. dollar-denominated debt securities of foreign issuers, but noted that the Target Fund could achieve similar flexibility by increasing its investment in the Wells Fargo Advantage Total Return Bond Portfolio. The Board also considered, however, management's representation that the Merger is not expected to significantly alter the risk/potential return profile of the Target Fund's shareholders' investments.

* COMPARATIVE PERFORMANCE
The Acquiring Fund has achieved significantly better investment performance over all measurement periods than the Target Fund. Shareholders should consult the chart in the section entitled "Fund Performance Comparison" for Fund-specific performance comparisons. Past performance is of course not predictive of future results.

* TOTAL AND NET OPERATING EXPENSES OF THE FUNDS
The Acquiring Fund's total operating expense ratio based on data for the twelve months ended September 30, 2009 is significantly lower than that of the Target Fund based on data for the same period. This is due in part to the absence of an advisory fee payable by the Target Fund to allocate its assets among multiple underlying portfolios, as it will no longer invest in multiple underlying portfolios, and in part to the effect of breakpoints in the Wells Fargo Advantage Total Return Bond Portfolio's advisory fee arrangement, assuming all Target Funds reorganize into the Acquiring Fund.

The Board also noted that the net operating expense ratios are identical due to waivers and expense reimbursements and that Funds Management has committed to maintain the Acquiring Fund's current net operating expense ratio cap for a three-year period from the Closing Date if the Merger is consummated and that, thereafter, the cap cannot be raised without Board approval. Thus, Target Fund shareholders will not experience an increase in their net operating expense ratios for at least three years, and could potentially experience a reduction, as a result of the Merger. Shareholders should consult the section entitled "Shareholder Fee and Fund Expense Comparison" for Fund-specific total and net operating expense ratio comparisons.

* EXPECTED TAX-FREE CONVERSION OF THE TARGET FUND SHARES
The Board also considered the expectation that the Merger will be treated as a "reorganization" for U.S. federal income tax purposes. If, prior to the Merger, a Target Fund shareholder holding shares in a non-tax deferred account were to redeem the Target Fund shares to invest the proceeds in another fund or other investment product, the shareholder generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, by participating in the Merger, it is expected that: (1) shareholders will not recognize a taxable gain or a loss on the exchange of Target Fund shares for shares of the same or a comparable Class of the corresponding Acquiring Fund; (2) shareholders will have the same tax basis in Acquiring Fund shares as in Target Fund shares; and (3) assuming that shareholders hold Target Fund shares as a capital asset, the holding period for the Acquiring Fund shares will include the period for which the shareholder held Target Fund shares. Shareholders will continue to have the right to redeem any or all shares at net asset value at any time, at which time, a shareholder generally would recognize a gain or loss for U.S. federal income tax purposes.

The Board also considered certain tax benefits attributable to losses in the Acquiring Fund after the Merger that might be available to Target Fund shareholders holding shares through taxable accounts (i.e., non-tax advantaged accounts), based upon certain assumptions, including that all three of the Target Funds reorganize into the Acquiring Fund. Shareholders should review the section entitled "Material U.S. Federal Income Tax Consequences of the Mergers" for a description of the material U.S. federal income tax consequences of the Merger, including the tax consequences of the Target Fund's planned redemption of its holdings in certain master portfolios prior to consummating the Merger.

* EXPENSES OF THE MERGER
Funds Management and EIMC have agreed to bear all of the expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approval of the Merger, so shareholders of the Target Fund and Acquiring Fund will not bear these costs.

Agreements and Plans of Reorganization and Related Matters

Each Target Fund will be reorganized into its corresponding Acquiring Fund pursuant to an applicable Plan. The Standard Plan, a form of which is attached at Exhibit A, typically applies to all Mergers. The Alternate Plan, a form of which also is attached at Exhibit A, applies to the Mergers that involve Evergreen Core Bond Fund and Evergreen Short Intermediate Bond Fund. The following summary of the Plans is qualified in its entirety by reference to Exhibit A attached hereto.

The Standard Plan

The Plan provides that the Acquiring Fund will acquire all of the assets of the corresponding Target Fund(s) in exchange for shares of equal value of the Acquiring Fund (measured at the close of business on the business day immediately preceding the Merger) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund(s), on a particular Merger date (the "Closing Date").

The number of full and fractional shares of each class of an Acquiring Fund to be received by each class of its corresponding Target Fund will be determined by dividing the value of assets net of liabilities attributable to such Target Fund class by the net asset value ("NAV") of one share of the applicable Acquiring Fund class. The Plan specifies that the method of determining the value of the assets net of liabilities and the NAV of each class of the Acquiring Fund shall be the same method used in determining the NAV of the Acquiring Fund in the ordinary course. The valuation will be conducted on the business day immediately preceding the Closing Date or upon such other date as the parties may agree, as of the time that the Acquiring Fund ordinarily calculates its NAV, or as of such other time as the parties may agree (the "Valuation Date").

On the Closing Date or as soon as reasonably practicable thereafter, the Target Fund will liquidate and distribute pro rata to the Target Fund shareholders of record of each class as of the close of business on the Valuation Date the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund based on the shares of the Target Fund class owned by such shareholders. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of its applicable Trust, in accordance with applicable law and its Declaration of Trust.

Although not expressly provided for in the Plan, in connection with the Merger of the Wells Fargo Advantage Diversified Bond Fund into the Wells Fargo Advantage Total Return Bond Fund, Funds Management anticipates re-allocating the assets of the Wells Fargo Advantage Diversified Bond Fund prior to the Closing Date. The Wells Fargo Advantage Diversified Bond Fund currently invests all of its assets in three different master portfolios of Wells Fargo Master Trust ("Master Trust"), one of which is the Wells Fargo Advantage Total Return Bond Portfolio. The Wells Fargo Advantage Total Return Bond Fund currently invests all of its assets in the same Wells Fargo Advantage Total Return Bond Portfolio. If shareholders of the Wells Fargo Advantage Diversified Bond Fund approve the Merger, Funds Management anticipates aligning its portfolio with that of the Wells Fargo Advantage Total Return Bond Fund by re-allocating the assets of the Wells Fargo Advantage Diversified Bond Fund so that all of its assets will be invested in the Wells Fargo Advantage Total Return Bond Portfolio. Specifically, the Wells Fargo Advantage Diversified Bond Fund would redeem in cash its entire investment in each master portfolio in which it currently invests, other than the Wells Fargo Advantage Total Return Bond Portfolio, and then use all of the cash proceeds to purchase additional interests of the Wells Fargo Advantage Total Return Bond Portfolio. This would allow the Wells Fargo Advantage Diversified Bond Fund to transfer, on the Closing Date, its interests in the Wells Fargo Advantage Total Return Bond Portfolio to the Wells Fargo Advantage Total Return Bond Fund in exchange for shares of the Total Return Bond Fund in the manner described above. Funds Management anticipates re-allocating the assets of the Wells Fargo Advantage Diversified Bond Fund some time after shareholder approval but in advance of the Closing Date of the Merger.

During the period of time following such re-allocation, the Wells Fargo Advantage Diversified Bond Fund may not achieve its investment objective and may deviate from its principal investments and investment strategies. In addition, under the investment advisory agreement for the Wells Fargo Advantage Diversified Bond Fund, Funds Management is currently entitled to receive a fee of 0.25% of the Fund's average daily net assets for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio. Subsequent to the re-allocation, Funds Management will not be entitled to receive this fee, because the Wells Fargo Advantage Diversified Bond Fund will be invested exclusively in a single master portfolio of Master Trust.

The Alternate Plan

Evergreen Core Bond Fund and Evergreen Short Intermediate Bond Fund are proposed to merge into an Acquiring Fund that serves as a feeder fund in a "master/feeder" fund structure. On the Closing Date, each such Target Fund will transfer all of its assets to the master portfolio in which its corresponding Acquiring Fund invests in exchange for interests of such master portfolio. The master portfolio shall determine the number of its interests to issue and  the Target Fund's assets attributable to the particular Target Fund class in accordance with the method used in determining the NAV of the master portfolio in the ordinary course. Immediately thereafter, each class of such Target Fund shall exchange its assets, which will consist entirely of interests of the master portfolio, to its corresponding Acquiring Fund in exchange for shares of its corresponding Acquiring Fund class and the assumption by the Acquiring Fund of all of such Target Fund's liabilities. The Acquiring Fund shall determine the number of shares of each class to issue and deliver to its corresponding Target Fund by dividing the value of the assets net of liabilities attributable to each Target Fund and the Target Fund's assets (consisting of the master portfolio's interests) and liabilities in accordance with the method used in determining the NAV of the Acquiring Fund in the ordinary course.

On the Closing Date or as soon as reasonably practicable thereafter, the Target Fund will liquidate and distribute pro rata to the Target Fund shareholders of record of each class as of the close of business on the Valuation Date the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund based on the shares of the Target Fund class owned by such shareholders. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of its applicable Trust, in accordance with applicable law and its Declaration of Trust.

Both Plans

A majority of the applicable Board of Trustees may terminate the Plan on behalf of any Target Fund or Acquiring Fund under certain circumstances. In addition completion of a Merger is subject to numerous conditions set forth in the particular Plan, including approval by Target Fund shareholders, the accuracy of various representations and warranties, and receipt of a tax opinion generally to the effect that the Merger will qualify as a "reorganization" for U.S. federal income tax purposes. The Plan also contemplates that, in respect of a Merger involving an Evergreen Target Fund, the Board of the Acquiring Trust take all actions prior to the Closing Date necessary or appropriate to elect and constitute two current Trustees of the Evergreen Target Trust as members of the Acquiring Trust's Board. Also, in respect of such Mergers, the Plan contemplates that the Advisory Committee of the Trustees of the Evergreen Target Trusts be established in accordance with the Evergreen Target Trust's Charter and that a special letter agreement of Funds Management providing, among other things, for Funds Management to compensate Advisory Committee members be in full force and effect.Another condition of the Evergreen Target Trusts' obligations under the Plan is that indemnification arrangements satisfactory to the Trustees are put in place.

Whether or not the Merger is consummated, Funds Management, EIMC or one of their affiliates will pay all expenses incurred by the Target Fund and Acquiring Fund in connection with the Merger (including the cost of any proxy solicitor). No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by the Target Fund or Acquiring Fund or their respective shareholders. If a Target Fund's shareholders do not approve the Merger, the Board of Trustees of the Target Trust may consider other possible courses of action in the best interests of the Target Fund and its shareholders.

Information concerning the pro forma capitalization of each Fund is contained in Exhibit D to this Prospectus/Proxy Statement.

Material U.S. Federal Income Tax Consequencesof the Mergers

The following discussion summarizes certain material U.S. federal income tax consequences of your Merger, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this prospectus/proxy statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Mergers or of holding Acquiring Fund shares. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Target Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Target Fund shares as a capital asset at the time of the Mergers; or an entity taxable as a partnership for U.S. federal income tax purposes.

We have not requested and will not request an advance ruling from the Internal Revenue Service ("IRS") as to the U.S. federal income tax consequences of the Mergers or any related transaction. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of your Merger and of holding Acquiring Fund shares to you, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Mergers as Tax-Free "Reorganizations" Under the Internal Revenue Code

The obligation of the Funds to consummate the Mergers is contingent upon their receipt of an opinion from Proskauer Rose LLP, special tax counsel to the Acquiring Funds, generally to the effect that each Merger will qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code with respect to each Acquiring Fund and its corresponding Target Fund(s), and therefore generally:

  no gain or loss will be recognized by the Acquiring Fund upon receipt of the corresponding Target Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

  the Acquiring Fund's tax basis in the assets of the corresponding Target Fund transferred to the Acquiring Fund in the Merger will be the same as the Target Fund's tax basis in the assets immediately prior to the transfer;

  the Acquiring Fund's holding periods for the assets of the corresponding Target Fund will include the periods during which such assets were held by the Target Fund;

  no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund's assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

  no gain or loss will be recognized by the Target Fund's shareholders upon the exchange of their Target Fund shares for Acquiring Fund shares;

  the tax basis of Acquiring Fund shares a Target Fund shareholder receives in connection with the Merger will be the same as the tax basis of his or her Target Fund shares exchanged therefor;

  a Target Fund shareholder's holding period for his or her Acquiring Fund shares will include the period for which he or she held the Target Fund shares exchanged therefor; and

  the Acquiring Fund will succeed to, and take into account the items of the Target Fund described in Section 381(c) of the Internal Revenue Code, subject to the conditions and limitations specified in the Internal Revenue Code and the U.S. Treasury regulations thereunder.

The tax opinion described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by us on behalf of the Acquiring Funds and the Target Funds. In addition, the redemption of the Wells Fargo Advantage Diversified Bond Fund's interests in its corresponding master portfolios in connection with its Merger is not expected to result in the recognition of material gain or loss to the Wells Fargo Advantage Diversified Bond Fund or its shareholders for U.S. federal income tax purposes.

Status as a Regulated Investment Company

Since its formation, each Fund has elected and believes it has qualified to be treated as a separate "regulated investment company," or "RIC," under Subchapter M of the Internal Revenue Code. Accordingly, each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its income and gains to its shareholders.

Distribution of Income and Gains

In connection with a Merger, a substantial portion of the securities held by your Target Fund may be disposed of prior to your Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any capital gains recognized on a net basis in any such sales that occur prior to your Merger will be distributed to your Target Fund's shareholders as capital gains dividends (to the extent of net capital gains) and/or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Additionally, your Target Fund's taxable year will end as a result of your Merger, which will accelerate any distributions to shareholders from your Target Fund for its short taxable year ending on the date of your Merger. Prior to your Merger, your Target Fund will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Mergers. Such distributions will be made to such shareholders before or after the Mergers. A Target Fund shareholder will be required to include any such distributions in his or her taxable income for the taxable year in which such shareholder receives the distributions. This may result in the recognition of income that could have been deferred or never realized had the Mergers not occurred.

Tax Attributes fo the Combined Funds: Utilization of Loss Carryforwards and Unrealized Losses

U.S. federal income tax law permits a RIC such as the Funds, to carry forward net capital losses for a period of up to eight taxable years. A number of the Target Funds are presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, the Mergers are expected to result in a limitation on the ability of certain of the Acquiring Funds to use carryforwards of the Target Funds and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations, imposed by Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation as to a particular Target Fund generally will equal the product of the net asset value of the Target Fund immediately prior to the Mergers and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of January 2010, the long-term tax-exempt rate is 4.14%. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers. In certain instances, under Section 384 of the Internal Revenue Code, an Acquiring Fund will also be prohibited from using its corresponding Target Fund's loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Merger, to the extent such gains are realized within five years following the Merger. While the ability of an Acquiring Fund to absorb a Target Fund's losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Mergers, substantially all of a Target Fund's losses may become permanently unavailable where the limitation applies. If an Acquiring Fund is able to utilize net capital loss carryforwards or unrealized losses of a Target Fund, the tax benefit resulting from those losses will be shared by Target Fund and Acquiring Fund shareholders following the Mergers. Therefore, a Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Mergers did not occur.

In general, the limitation under Section 382 will apply to loss carryforwards and unrealized losses of a Target Fund when its shareholders will hold less than 50% of the outstanding shares of an Acquiring Fund immediately following a Merger. Accordingly, it is expected that the limitation will apply to any losses of Evergreen Core Bond Fund, Evergreen Core Plus Bond Fund, Evergreen Short-Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund. Even if a Merger does not result in the limitation on the use of losses, future transactions by an Acquiring Fund may do so.

As of September 30, 2009, for U.S. federal income tax purposes, Evergreen Core Bond Fund had capital loss carryforwards of approximately $746,111,293, equal to approximately 106.4% of its net assets, and net unrealized losses of approximately $4,271,675, equal to approximately 0.6% of its net assets; Evergreen Core Plus Bond Fund had capital loss carryforwards of approximately $47,049,999, equal to approximately 27.5% of its net assets, and net unrealized losses of approximately $17,336,874, equal to approximately 10.1% of its net assets; Evergreen Short-Intermediate Bond Fund had capital loss carryforwards of approximately $110,067,396, equal to approximately 128.8% of its net assets, and no net unrealized losses; and Wells Fargo Advantage Diversified Bond Fund had capital loss carryforwards of approximately $146,582, equal to approximately 0.3% of its net assets, and net unrealized losses of approximately $856,545, equal to approximately 1.9% of its net assets. These figures are likely to change by the date of the Mergers, and do not reflect the impact of the Mergers, including, in particular, the application of the loss limitation rules discussed herein. Target Fund shareholders will benefit from any net capital loss carryforwards and unrealized capital losses of an Acquiring Fund.

An Acquiring Fund's ability to use its own net capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under Section 382 of the Internal Revenue Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the net asset value of the Acquiring Fund immediately prior to the Mergers and the long-term tax-exempt rate in effect at such time. While the ability of an Acquiring Fund to absorb its losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, substantially all of its losses may become permanently unavailable where the limitation applies. In general, the limitation will apply to an Acquiring Fund when its shareholders will hold less than 50% of its outstanding shares immediately following the Mergers. Accordingly, it is not expected that the limitation will apply to any losses of the Acquiring Funds. As of September 30, 2009, for U.S. federal income tax purposes, Wells Fargo Advantage Income Plus Fund had capital loss carryforwards of approximately $10,024,419, equal to approximately 2.4% of its net assets, and no net unrealized losses; and Wells Fargo Advantage Total Return Bond Fund had no capital loss carryforwards and no net unrealized losses. These figures are likely to change by the date of the Mergers, and do not reflect the impact of the Mergers, including, in particular, the application of the loss limitation rules discussed herein. Even if the Mergers do not result in a limitation on the use of an Acquiring Fund's losses, prior or future transactions involving an Acquiring Fund may have caused or will cause such limitations to apply.

Finally, in addition to the other limitations on the use of losses, under Section 381 of the Internal Revenue Code, for the taxable year of the Mergers, only that percentage of an Acquiring Fund's capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following a Merger can be reduced by a Target Fund's capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Internal Revenue Code, as described above).

U.S. Federal Income Taxation of an Investment in an Acquiring Fund

The following discussion summarizes certain material U.S. federal income tax consequences of an investment in an Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the prospectuses and statements of additional information for the Acquiring Funds for additional U.S. federal income tax information.

Qualification as a Regulated Investment Company. It is intended that each Acquiring Fund will qualify as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code. Each Acquiring Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to RICs generally will apply separately to each Acquiring Fund even though each Acquiring Fund is a series of the Acquiring Trust. Furthermore, each Acquiring Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Internal Revenue Code, each Acquiring Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Internal Revenue Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to an Acquiring Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

Each Acquiring Fund must also diversify its holdings so that, at the end of each quarter of an Acquiring Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Acquiring Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Acquiring Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Acquiring Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to an Acquiring Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, with respect to each taxable year, each Acquiring Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If an Acquiring Fund meets all of the RIC requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Acquiring Funds generally must make the distributions in the same year that they realize the income and gain, although in certain circumstances, an Acquiring Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from an Acquiring Fund in the year they are actually distributed. If an Acquiring Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Acquiring Fund and its shareholders will be treated as if the Acquiring Fund paid the distribution by December 31 of the first taxable year. Each Acquiring Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that an Acquiring Fund will not be subject to U.S. federal income taxation.

Moreover, the Acquiring Funds may retain for investment all or a portion of their net capital gain. If an Acquiring Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long- term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of an Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. An Acquiring Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, an Acquiring Fund fails to qualify as a RIC under the Internal Revenue Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from such Acquiring Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, an Acquiring Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Acquiring Fund to the IRS. In addition, if an Acquiring Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Acquiring Fund generally will be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Acquiring Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. An Acquiring Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals the Acquiring Fund's undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits an Acquiring Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect an Acquiring Fund's total returns, it may reduce the amount that an Acquiring Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Acquiring Fund shares on Acquiring Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods used by the Acquiring Funds, and thus the Acquiring Funds' use of these methods may be subject to IRS scrutiny.

Excise Tax. If an Acquiring Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Acquiring Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, an Acquiring Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. The Acquiring Funds generally intend to actually distribute or be deemed to have distributed substantially all of their ordinary income and capital gain net income, if any, by the end of each calendar year and thus expect not to be subject to the excise tax. However, no assurance can be given that an Acquiring Fund will not be subject to the excise tax. Moreover, the Acquiring Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by an Acquiring Fund is determined to be de minimis).

Investment through Master Portfolios. Some Acquiring Funds seek to continue to qualify as a RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that an Acquiring Fund is the sole investor in the corresponding master portfolio, as disregarded from the Acquiring Fund) for U.S. federal income tax purposes rather than as a RIC or a corporation under the Internal Revenue Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Acquiring Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Internal Revenue Code and U.S. Treasury regulations, in determining such investor's U.S. federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Acquiring Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Acquiring Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio, intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

Taxation of Acquiring Fund Investments. In general, realized gains or losses on the sale of securities held by an Acquiring Fund will be treated as capital gains or losses, and long-term capital gains or losses if an Acquiring Fund has held the disposed securities for more than one year at the time of disposition.

If an Acquiring Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, the Acquiring Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if an Acquiring Fund purchases a debt obligation with market discount (generally, a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Acquiring Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. An Acquiring Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Acquiring Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by an Acquiring Fund which the Acquiring Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Acquiring Fund.

If an Acquiring Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Acquiring Fund. U.S. federal income tax rules are not entirely clear about issues such as when an Acquiring Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by an Acquiring Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by an Acquiring Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by an Acquiring Fund of the option from its holder, such Acquiring Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Acquiring Fund in the closing transaction. Some capital losses realized by an Acquiring Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Acquiring Fund pursuant to the exercise of a covered call option granted by it, the Acquiring Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Acquiring Fund pursuant to the exercise of a put option granted by it, the Acquiring Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Acquiring Funds will be deemed "Section 1256 contracts." An Acquiring Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require an Acquiring Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require an Acquiring Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by an Acquiring Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of an Acquiring Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to an Acquiring Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable such Acquiring Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds an Acquiring Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Acquiring Fund or its shareholders in future years.

Offsetting positions held by an Acquiring Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Acquiring Fund is treated as entering into a "straddle" and at least one (but not all) of the Acquiring Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Internal Revenue Code, described above, then such straddle could be characterized as a "mixed straddle." An Acquiring Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Acquiring Fund, losses realized by an Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, an Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where an Acquiring Fund had not engaged in such transactions.

If an Acquiring Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when an Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon an Acquiring Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon an Acquiring Fund's holding period in the position and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of an Acquiring Fund's taxable year and such Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain an Acquiring Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Internal Revenue Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain an Acquiring Fund would have had if the Acquiring Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, an Acquiring Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments to the holding periods of the Acquiring Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a IRS revenue rulings that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while the Acquiring Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Acquiring Fund as a RIC might be jeopardized. Certain requirements that must be met under the Internal Revenue Code in order for each Acquiring Fund to qualify as a RIC may limit the extent to which an Acquiring Fund will be able to engage in derivatives transactions.

An Acquiring Fund may invest in real estate investment trusts ("REITs"). Investments in REIT equity securities may require an Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. An Acquiring Fund's investments in REIT equity securities may at other times result in the Acquiring Fund's receipt of cash in excess of the REIT's earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Acquiring Fund shareholders for U.S. federal income tax purposes. Dividends received by the Acquiring Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

An Acquiring Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or other interests that may be treated as taxable mortgage pools ("TMPs") for U.S. federal income tax purposes. Under IRS guidance, an Acquiring Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as investment retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Internal Revenue Code) is a record holder of a share in an Acquiring Fund, then the Acquiring Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, an Acquiring Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Acquiring Fund. The Acquiring Funds have not yet determined whether such an election will be made.

Although the Acquiring Funds are not prohibited from making foreign investments, currently the Acquiring Funds do not anticipate making any significant foreign investments. However, if an Acquiring Fund acquires any equity interest in a passive foreign investment company ("PFIC"), adverse tax consequences may result.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Acquiring Funds may involve complex tax rules that may result in income or gain recognition by the Acquiring Funds without corresponding current cash receipts. Although the Acquiring Funds seeks to avoid significant non-cash income, such non-cash income could be recognized by the Acquiring Funds, in which case the Acquiring Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Acquiring Funds could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions. Distributions paid out of an Acquiring Funds' current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Acquiring Funds, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on the Acquiring Funds' shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares acquired at a time when an Acquiring Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Acquiring Funds' earnings and profits, described above, are determined at the end of the Acquiring Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of an Acquiring Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Acquiring Fund shares and then as capital gain. The Acquiring Funds may make distributions in excess of their earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that an Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by the Acquiring Funds as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed an Acquiring Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Acquiring Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Acquiring Funds will designate capital gain dividends, if any, in a written notice mailed by each Acquiring Fund to its shareholders not later than 60 days after the close of such Acquiring Fund's taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest an Acquiring Fund earned on direct obligations of the U.S. government if such Acquiring Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Acquiring Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Acquiring Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Acquiring Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Acquiring Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of an Acquiring Fund or a different RIC, the sales charge previously incurred in acquiring the Acquiring Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Acquiring Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61 day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Acquiring Fund share and such Acquiring Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Acquiring Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this filing.

Foreign Taxes. Amounts realized by an Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of an Acquiring Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Acquiring Fund will be eligible to file an annual election with the IRS pursuant to which the Acquiring Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Acquiring Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, the Acquiring Funds do not expect to qualify for this election.

U.S. Federal Income Tax Rates. Non-corporate Acquiring Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 35% on ordinary income and 15% on long-term capital gain for taxable years beginning on or before December 31, 2010. Under current law, long-term capital gain will be taxed at a maximum rate of 20% for taxable years beginning on or after January 1, 2011.

Current U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15% until December 31, 2010 (and 20% thereafter). In general, "qualified dividend income" is income attributable to dividends received by an Acquiring Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Acquiring Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Acquiring Fund's shares. Under current law, the taxation of qualifying dividend income at long-term capital gain rates will no longer apply and dividend income will be taxable as ordinary income for taxable years beginning after December 31, 2010. If 95% or more of an Acquiring Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Acquiring Fund shares for at least 61 days during the 121-day period beginning 60 days before such Acquiring Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of an Acquiring Fund's income is attributable to qualified dividend income, then only the portion of the Acquiring Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by an Acquiring Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Acquiring Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Acquiring Fund shareholders therefore are urged to consult their own tax advisers and financial planners. Income and bond funds typically do not distribute significant amounts of "qualified dividend income" eligible for reductions in individual U.S. federal income tax rates applicable to certain dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from some Acquiring Funds may qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various "sunset" provisions of U.S. federal income tax laws.

Backup Withholding. The Acquiring Funds are generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an Acquiring Fund shareholder if (i) the shareholder fails to furnish an Acquiring Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies an Acquiring Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Capital gain dividends paid to and gains recognized by a foreign shareholder on the redemption of Acquiring Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

Tax-Deferred Plans. Shares of the Acquiring Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Acquiring Fund shares through such plans and/or accounts.

Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Acquiring Funds. Any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if an Acquiring Fund has state or local governments or other tax-exempt organizations as shareholders. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Internal Revenue Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Buying, Selling and Exchanging Fund Shares

Share Class Information

Because the Mergers will be effected at net asset value (NAV) without the imposition of a sales charge, Target Fund shareholders will not pay any front-end sales charges or contingent deferred sales charges ("CDSC") as a result of the Merger. Target Fund shareholders who receive shares of an Acquiring Fund class that is subject to a CDSC will, however, be subject to a CDSC upon subsequent redemption of the Acquiring Fund shares they receive as a result of the Merger. The CDSC will be based on the date of the original purchase of your Target Fund shares but will be subject to the Acquiring Fund's CDSC schedule listed below.

The following is a summary description of the charges and fees applicable to the various classes of the Target and Acquiring Funds. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund's prospectus and statement of additional information.

Evergreen Funds

  12b-1 Fees. To compensate WFFD for the service it provides and for the expenses it bears in connection with the distribution of shares, certain classes of the Evergreen funds make payments to WFFD from fees assessed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Because 12b-1 fees are paid out of the assets of each applicable class on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales loads. The following table sets forth the 12b-1 fee charged to each class of the Evergreen funds.

Evergreen Fund Class	12b-1 Fee as a Percentage of Net Assets
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class R	0.50%
Class I	0.00%
Class IS	0.25%

  Class A. If you select Class A shares, you may pay a front-end sales charge as described in the following table(s), but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). The front-end sales charge is deducted from your investment before it is invested in a Fund. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "Sales Charge Reduction" in your Evergreen Target Fund's prospectus for more details). In addition, Class A shares are subject to ongoing 12b-1 fees. The table below shows how front-end sales charges for Class A shares are calculated.

Evergreen Core Bond Fund
Evergreen Core Plus Bond Fund

Class A Front-End Sales Charge
Amount Invested	As a % of Offering Price1,[2]	As a % of Your Net Investment[1]	Dealer Commission as a % of Offering Price[3]
Up to $49,999	4.75%	4.99%	4.25%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000
1	The front-end sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	The offering price includes the applicable front-end sales charge.
3	The dealer commission is generally paid by WFFD from the front-end sales charge you pay upon investing in the Fund.

Evergreen Short Intermediate Bond Fund

Class A Front-End Sales Charge
Amount Invested	As a % of Offering Price1,[2]	As a % of Your Net Investment[1]	Dealer Commission as a % of Offering Price[3]
Up to $99,999	2.25%	2.30%	2.00%
$100,000-$249,999	1.75%	1.78%	1.50%
$250,000-$499,999	1.50%	1.52%	1.25%
$500,000-$999,999	1.00%	1.01%	0.75%
$1,000,000-$4,999,999	0.00%	0.00%	0.50% of the first $4,999,999, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000
1	The front-end sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	The offering price includes the applicable front-end sales charge.
3	The dealer commission is generally paid by WFFD from the front-end sales charge you pay upon investing in the Fund.

Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using a distribution from another Evergreen fund) are not subject to sales charges. Although no front-end sales charge applies to purchases of $1 million or more, if you sell any such shares within 18 months of purchase, you may pay a 1.00% contingent deferred sales charge on the shares sold. For more information, see "Calculating the Contingent Deferred Sales Charge" in your Evergreen Target Fund's prospectus.

  Class B. Class B shares of the Evergreen Target Funds are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Evergreen Target Funds' dividend reinvestment program. The Evergreen funds reserve the right to make additional exceptions or otherwise modify the foregoing restrictions at any time and to reject any investment for any reason. If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you sell your shares within six years. See "Calculating the Contingent Deferred Sales Charge" in your Evergreen Target Fund's prospectus for information on how the contingent deferred sales charge is determined. In addition, your shares are subject to 12b-1 fees. After eight years, Class B shares automatically convert to Class A shares. Depending on your investment timeframe, the combined contingent deferred sales charge and Rule 12b-1 fees may result in higher costs than if you had purchased Class A or Class C shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Evergreen Core Bond Fund
Evergreen Core Plus Bond Fund

Class B Contingent Deferred Sales Charge
Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance[1]	4.00%
1	The dealer allowance, or commission, is paid by WFFD to investment firms for sales of shares.

Evergreen Short Intermediate Bond Fund

Class B Contingent Deferred Sales Charge
Years Held	Maximum Contingent Deferred Sales Charge
1	2.00%
2	1.50%
3	1.00%
4	0.50%
5	0.00%
6	Converts to Class A
Dealer Allowance[1]	2.00%
1	The dealer allowance, or commission, is paid by WFFD to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction" in your Evergreen Target Fund's prospectus.

  Class C. If you select Class C shares, you do not pay a front-end sales charge, but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you sell your shares within one year. See "Calculating the Contingent Deferred Sales Charge" in your Evergreen Target Fund's prospectus for information on how the contingent deferred sales charge is determined. Class C shares do not convert to Class A shares, so the higher 12b-1 fees paid by Class C shares continue for the life of the account and may cost more over the life of the account than if you had paid a front-end sales charge on Class A shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Class C Contingent Deferred Sales Charge
Years Held	Maximum Sales Charge
1	1.00%
Thereafter	0.00%
Dealer Allowance[1]	1.00%
1	The dealer allowance, or commission, is paid by WFFD to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction" in your Target Fund's prospectus.

  Class I. The Evergreen Target Funds offer Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "Buying, Selling and Exchanging Fund Shares," in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

  Class IS. Institutional Service class shares are offered at NAV without a front-end sales charge or contingent deferred sales charge. However, Institutional Service class shares are subject to 12b-1 fees.

  Class R. Class R shares generally are available only to certain retirement plans. Class R shares are offered at NAV without a front-end or contingent deferred sales charge but are subject to 12b-1 fees.

Wells Fargo Advantage Funds

  12b-1 Fees. The Wells Fargo Advantage Funds have adopted a Distribution Plan (a "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for certain classes. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges. The following table sets forth the 12b-1 fee charged to each class of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Fund Class	12b-1 Fee as a Percentage of Net Assets
Class A	0.00%
Class B	0.75%
Class C	0.75%
Class R	0.25%
Administrator Class	0.00%
Institutional Class	0.00%

The Wells Fargo Advantage Funds have a shareholder servicing plan. Under this plan, each Fund, with respect to certain of its classes of shares, has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the applicable share classes of a Fund pay an annual fee of up to 0.25% of the applicable class's average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

  Class A. If you choose to buy Class A shares, you will pay the public offering price (POP) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. Class A shares are also subject to a shareholder servicing fee.

Class A Sales Charge Schedule
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge as % of Net Amount Invested
Less than $50,000	4.50%	4.71%
$50,000-$99,999	4.00%	4.17%
$100,000-$249,999	3.50%	3.63%
$250,000-$499,999	2.50%	2.56%
$500,000-$999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
1	A 1.00% CDSC is assessed on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers" in your Acquiring Fund's prospectus). For Target Fund shareholders who receive Class A shares in connection with the Merger, the date of purchase is the original purchase date of your Target Fund shares. For Target Fund shareholders who receive Class A shares in connection with the Merger, the date of purchase is the original purchase date of your Target Fund shares. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

  Class B. Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers" in your Acquiring Fund's prospectus). Class B shares are also subject to a shareholder servicing fee. The CDSC schedules are as follows:

Class B Shares CDSC Schedule
Redemption Within	CDSC
1 Year	5.00%
2 Years	4.00%
3 Years	3.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years	0.00%
8 Years	A Shares

To determine whether the CDSC applies to a redemption, a Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. For Target Fund shareholders who receive Class B shares in connection with the Merger, the date of purchase is the original purchase date of your Target Fund shares. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

If you exchange Class B shares received in a reorganization for Class B shares of another Wells Fargo Advantage Fund, you will retain the CDSC schedules of your exchanged shares.

  Class C. If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. For Target Fund shareholders who receive Class C shares in connection with the Merger, the date of purchase is the original purchase date of your Target Fund shares. At the time of purchase, the Funds' distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares are also subject to a shareholder servicing fee. Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses.

  Administrator Class. Administrator Class shares are offered primarily for direct investment by certain institutions. Administrator class shares are offered at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee. They are subject to a shareholder servicing fee.

  Institutional Class. Institutional Class shares are offered primarily for direct investment by certain institutions. Institutional class shares are offered at NAV without a front-end sales charge, contingent deferred sales charge, 12b-1 fee or shareholder servicing fee.

  Class R. Class R shares generally are available only to certain retirement plans. Class R shares are not subject to either front-end or contingent deferred sales charges, but are subject to 12b-1 and shareholder servicing fees.

Reductions and Waivers of Sales Charges -- Wells Fargo Advantage Funds

Generally, more sales charge reductions or waivers for Class A shares are offered than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

  You pay no sales charges on Fund shares you buy with reinvested distributions.

  You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

  You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

  By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

  RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:

Can this type of account be aggregated?	Yes	No
Individual accounts	X
Joint accounts	X
UGMA/UTMA accounts	X
Trust accounts over which the shareholder has individual or shared authority	X
Solely owned business accounts	X
RETIREMENT PLANS
Traditional and Roth IRAs	X
SEP IRAs	X
SIMPLE IRAs that use the Wells Fargo Advantage Funds prototype agreement[1]		X
SIMPLE IRAs that do not use the Wells Fargo Advantage Funds prototype agreement	X
403(b) Plan accounts[2]	X
401(k) Plan accounts		X
OTHER ACCOUNTS
529 Plan accounts[1]		X
Accounts held through other brokerage accounts		X
1	These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.
2	Effective January 1, 2009, Wells Fargo Advantage Funds will no longer offer new, or accept purchases in existing, 403(b) accounts utilizing the Wells Fargo Advantage Funds prototype agreement.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supersede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

  Current and retired employees, directors/trustees and officers of:

    Wells Fargo Advantage Funds (including any predecessor funds);

    Wells Fargo & Company and its affiliates; and

    family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

  Current employees of:

    the Fund's transfer agent;

    broker-dealers who act as selling agents;

    family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and

    each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

  Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

  Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

  Section 529 college savings plan accounts.

  Insurance company separate accounts.

  Fund of Funds, including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM), subject to review and aal by Funds Management.

  Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

  Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

  Evergreen Class IS shareholders who in the Merger of their Fund receive Class A shares of the Wells Fargo Advantage Total Return Bond Fund, can continue to purchase Class A shares of the Wells Fargo Advantage Total Return Bond Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at net asset value, without paying the customary sales load.

CDSC WAIVERS

  You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

  Waiver of the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

  Waiver of the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

  Waiver of the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

  Waiver of the Class C shares CDSC if the dealer of record waived its commission.

  Waiver of the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

Purchase and Redemption Information

Shares of the Target and Acquiring Funds may be purchased and sold through broker-dealers and other financial intermediaries who have entered into sales agreements with the Funds' principal underwriter. Additional information on how you can buy, redeem or exchange shares of each Fund is available in that Fund's prospectus and SAI. Wells Fargo Funds Distributor, LLC ("WFFD") serves as the principal underwriter for all the Funds.

The following tables set forth the minimum initial purchase amounts for each applicable class of shares of the Target and Acquiring Funds, respectively.

Evergreen Funds
	Minimum Initial Purchase of Classes A, B and C Shares	Minimum Initial Purchase of Class I Shares
Regular Accounts	$1,000	$1,000,000
IRAs	$1,000	N/A
Systematic Investment Plan	$500	N/A

There is no minimum amount for additional purchases for any share class listed above of an Evergreen Target Fund with respect to regular and IRA accounts. For additional purchases through a systematic investment plan, there is a minimum additional purchase amount of $50 a month for Classes A, B and C. Information regarding certain applicable exceptions is available in the Evergreen Target Funds' prospectuses and statements of additional information.

For Class R shares, eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions that have selling agreements with WFFD. These entities may impose transaction charges. Additional shares may be purchased through a retirement plan's administrator or record-keeper.

For Class IS shares, the minimum initial investment in Class IS shares is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases.

Wells Fargo Advantage Funds
Minimum Initial Purchase of Classes A, B and C Shares
Regular Accounts	$1,000
Minimum Initial IRAs, IRA Rollovers and Roth IRAs	$250
UGMA/UTMA Accounts	$50
Employer Sponsored Retirement Plans	None

For Institutional Class and Administrator Class shares of the applicable Target and Acquiring Funds, share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts with respect to both initial and additional purchases. Please consult an account representatitve from your financial intermediary for specifics.

For Class R shares, eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions that have selling agreements with WFFD. These entities may impose transaction charges. Additional shares may be purchased through a retirement plan's administrator or record-keeper.

For additional purchases of Classes A, C and R shares, there is a minimum purchase amount of $100 for any share class of an Acquiring Fund with respect to regular, IRA, IRA rollovers and Roth IRA accounts. For additional purchases through UGMA/UTMA accounts, there is a minimum additional purchase amount of $50. There is no minimum with respect to additional purchases through employer sponsored retirement plans. Additional purchases of Institutional and Administrator shares follow the terms established by the financial intermediary through whom the shares were purchased. Evergreen Institutional Class shareholders who, in the reorganization of their Fund, receive Institutional Class shares of the Wells Fargo Advantage Income Plus Fund or Wells Fargo Advantage Total Return Bond Fund, can continue to purchase Institutional Class shares of the Wells Fargo Advantage Income Plus Fund or Wells Fargo Advantage Total Return Bond Fund without having to meet the eligibility requirements for Wells Fargo Advantage Funds Institutional Class shareholders.

The Funds reserve the right to refuse or cancel a purchase or exchange order for any reason. Additional information concerning purchases and redemptions of shares is contained in each Fund's prospectus and statement of additional information.

Exchange Privileges

Shares of the Evergreen Target Funds may be exchanged for shares of the same class of any other Evergreen fund. Shares of the Wells Fargo Advantage Funds may be exchanged for shares of the same class of any other Wells Fargo Advantage Fund. No sales charge is imposed on an exchange. If you are making an initial investment into a fund through an exchange, you generally must exchange at least the minimum initial purchase amount for the new fund. An exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund's prospectus and statement of additional information.

Small Accounts and Small Account Fee

The Wells Fargo Advantage Funds reserve the right to redeem certain accounts that fall below the minimum initial investment amount as a result of shareholder redemptions (as opposed to market movement). Before doing so, the Wells Fargo Advantage Funds will notify you and give you approximately 60 days to bring your account above the minimum investment amount.

The Evergreen funds reserve the right to assess a $15 annual low balance fee on each fund account with a value of less than $1,000, subject to certain exceptions as described in the Evergreen funds' prospectuses.

Financial Intermediary Compensation

If you purchase a Target Fund or an Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fund Policies and Procedures

Evergreen Funds Short-Term Trading Policy

Excessive short-term trading in a Fund's shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise negatively impact, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on the Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from a Fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;

  Evergreen Adjustable Rate Fund;

  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary maintaining the shareholder account is able to identify the transaction as part of a firm-approved asset allocation program;

  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent such trading.

Wells Fargo Advantage Funds Short-Term Trading Policy

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these abritrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This modified policy will not apply to:

  Money market funds;

  Ultra-short funds;

  Purchases of shares through dividend reinvestments;

  Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

  Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Dividend Policy

The Target and Acquiring Funds each distribute their investment company taxable income and their net realized gains with the frequency set forth in the table below.

With respect to both the Evergreen funds and Wells Fargo Advantage Funds, unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by a Fund will be reinvested in additional shares of the Fund. Alternatively, a shareholder may elect to receive all distributions in cash.

Other distribution options for the Evergreen funds are: (i) to reinvest dividends earned in one Fund into an existing account in another fund in the same share class and same registration automatically, with capital gains reinvested in the original fund or (ii) to reinvest capital gains but receive all ordinary income distributions in cash.

Another distribution option for the Wells Fargo Advantage Funds is to reinvest dividends and capital gains earned in one Fund into an existing account in another fund in the same share class and same registration automatically.

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen Core Plus Bond Fund	Monthly	Annually
Wells Fargo Advantage Income Plus Fund	Monthly	Annually

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen Core Bond Fund	Monthly	Annually
Wells Fargo Advantage Diversified Bond Fund	Monthly	Annually
Evergreen Short Intermediate Bond Fund	Monthly	Annually
Wells Fargo Advantage Total Return Fund	Monthly	Annually

Pricing Fund Shares

The following describes how the Wells Fargo Advantage Funds price their shares. The Evergreen funds follow similar procedures. See each Fund's prospectus and statement of additional information for further information about the pricing of shares.

The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a share's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The NAV of each share class is calculated separately. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the reported net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

The Target and Acquiring Funds are series of the corresponding Target and Acquiring Trusts, respectively, as identified above. The Trusts are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Each Trust is organized as a Delaware statutory trust and is governed by its respective Amended and Restated Declaration of Trust (each referred to hereinafter as a "Declaration of Trust"), its Amended and Restated By-Laws, with respect to an Evergreen Target Trust only (each referred to hereinafter as "By-Laws"), and applicable state and federal law.

Capitalization

The beneficial interests in the Acquiring and Target Funds are represented by an unlimited number of transferable shares of beneficial interest. Each Fund's governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the shares of the same class of that Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trusts or shareholders of the Trusts are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the relevant Trust may be subject to liability. To guard against this risk, each Declaration of Trust (a) provides that any written obligation of such Trust may contain a statement that such obligation may only be enforced against the assets of the relevant Trust or the particular series in question and the obligation is not binding upon the shareholders of the relevant Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the relevant Trust. Accordingly, the risk of a shareholder of a Trust incurring financial loss beyond that shareholder's investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the relevant Trust itself is unable to meet its obligations.

Shareholder Meeting and Voting Rights

The Trusts are not required to hold annual meetings of shareholders and do not currently intend to hold regular shareholder meetings. With respect to each Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the relevant Trust. With respect to each Trust, any Trustee may generally be removed by action of at least 2/3 of the outstanding shares as interpreted by the staff of the SEC.

Each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted in the election of Trustees. Except when a larger quorum is required by applicable law, 25% of the issued and outstanding shares of an Evergreen Fund, and 33 1/3% of the issued and outstanding shares of the Wells Fargo Target Fund entitled to vote constitutes a quorum for consideration of a matter. For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act), except that, with respect to an Evergreen Target Trust, a plurality of the shares voted may elect a Trustee.

The Declaraton of Trust of an Evergreen Target Trust provides that each share of an Evergreen Target Fund is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

The Declaration of Trust of the Wells Fargo Funds Trust provides that each share is entitled to one vote, and each fractional share to a proportionate fraction of a vote.

Liquidation

In the event of the liquidation of the Acquiring or Target Funds, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund and attributable to the class over the liabilities belonging to the Fund and attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under the Declaration of Trust for an Evergreen Target Trust, a Trustee is liable to the relevant Target Fund and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the relevant Target Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the relevant Target Fund; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on a review of the facts by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" of the Fund (within the meaning of the 1940 Act) nor parties to the proceeding or (b) an independent legal counsel in a written opinion. An Evergreen Target Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the relevant Target Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

If a Merger is consummated, the obligations of an Evergreen Target Trust to indemnify a Trustee would be assumed by its corresponding Acquiring Trust.
Under the Declaration of Trust for a Wells Fargo Target Trust or an Acquiring Trust, all persons contracting with or having any claim against the Trust or a particular series shall look only to the assets of the relevant Trust or such series, respectively, for payment under such contract or claim; and the Trustees shall not be personally liable therefor. No Trustee shall be liable to the relevant Trust or to any shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Trustee in good faith on behalf of the relevant Trust, a series or a class, and in a manner reasonably believed to be within the scope of authority conferred on such Trustee by this Declaration of Trust, except that a Trustee shall be liable for any loss, damage or claim incurred by reason of such Trustee's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Subject only to the express limitations in the 1940 Act, other applicable laws, and the Declaration of Trust, the relevant Trust or the appropriate series shall indemnify each of its Trustees to the fullest extent permitted under the 1940 Act and other applicable laws. An Acquiring Trust may also advance money for such litigation provided that the Trustee undertakes to repay the relevant Acquiring Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of each Trust's Declaration of Trust, By-Laws (with respect to an Evergreen Target Trust) and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws (as applicable) and Delaware law directly for more complete information.

FINANCIAL STATEMENTS

The Merger SAI incorporates by reference the following financial statements, including the financial highlights for the periods indicated therein and, with respect to audited financial statements, the report of KPMG LLP, independent registered public accounting firm to both the Target and Acquiring Funds, thereon. The Merger SAI includes unaudited pro forma financial statements.

Fund Name	Financial Statements as of	Audited or Unaudited
Evergreen Core Plus Bond Fund	4/30/09 10/31/09[1]	Audited Unaudited
Evergreen Core Bond Fund	4/30/09 10/31/09[1]	Audited Unaudited
Evergreen Short Intermediate Bond Fund	6/30/09	Audited
Wells Fargo Advantage Diversified Bond Fund	05/31/09 11/30/09[1]	Audited Unaudited
Wells Fargo Advantage Income Plus Fund	05/31/09 11/30/09[1]	Audited Unaudited
Wells Fargo Advantage Total Return Bond Fund	05/31/09 11/30/09[1]	Audited Unaudited
1	The unaudited financial highlights for the six-month period ended on the date indicated above are provided in Exhibit G.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Goodwin Procter LLP.

ADDITIONAL INFORMATION

Each Target Fund and Acquiring Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC.

These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

Certificated Shares

In connection with the Merger, all issued and outstanding shares of the Target Funds, including certificated shares, will be canceled. The Acquiring Fund will not issue certificates representing its shares in connection with the Merger, and any certificated shares you possess will be considered on deposit as book entry shares of the Acquiring Fund. After the Merger, the certificates themselves will have no monetary value and should be destroyed.

If you hold certificated shares, we ask you to destroy the certificates. Please contact the Evergreen funds at our toll free number before you destroy the certificate so that we may gather some information from you that will assist us with this process. If you have physical certificates but cannot locate them, please contact us so that we may update our files with that information.

Legal Proceedings

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC has reached final settlements with the Securities and Exchange Commission ("SEC") and the Securities Division of the Secretary of the Commonwealth of Massachusetts ("Commonwealth") primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund ("Ultra"). The claims settled include the following: first, that during the period February 2007 through Ultra's liquidation on June 18, 2008, Ultra's former portfolio management team failed to properly take into account readily available information in valuing certain non-agency residential mortgage-backed securities held by Ultra, resulting in Ultra's NAV being overstated during the period; second, that EIMC acted inappropriately when, in an effort to explain the decline in Ultra's NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, Evergreen Investment Services, Inc. ("EIS"), EIMC's affiliated broker-dealer, did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC has agreed to a payment of $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra pursuant to a methodology and plan approved by the regulators. EIMC neither admitted nor denied the regulators' conclusions.

In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in Ultra suffered losses as a result of (i) misleading statements in Ultra's registration statement and prospectus, (ii) the failure to accurately price securities in Ultra at different points in time and (iii) the failure of Ultra's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

OVERVIEW OF PROPOSAL 2 (APPLICABLE TO EVERGREEN TARGET FUNDS ONLY)

On September 24, 2009, the Trustees of each Evergreen Target Trust, including all of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Evergreen Target Trusts, EIMC, Tattersall Advisory Group, Inc. ("TAG"), First International Advisers, LLC ("FIA" and together with TAG, the "Prior Sub-Advisors"), or Wells Capital (the "15(c) Independent Trustees"), met in person to consider renewing the then-existing Sub-Advisory Agreements between EIMC and TAG with respect to Evergreen Core Plus Bond Fund, Evergreen Core Bond Fund and Evergreen Short Intermediate Bond Fund as well as the then-existing Sub-Advisory Agreement between EIMC and FIA with respect to Evergreen Core Plus Bond Fund (collectively, the "Prior Sub-Advisory Agreements"). At that Meeting, the Board of Trustees of the Evergreen Target Trusts, including the 15(c) Independent Trustees, approved the renewal of the Prior Sub-Advisory Agreements through November 30, 2009.

Following recent performance challenges by the Evergreen Target Funds and the broadened fixed income investment capabilities resulting from the merger of Wachovia and Wells Fargo, discussed above under "Merger Information -- Reasons for the Merger," EIMC proposed to the Trustees of the Evergreen Target Trusts the retention of Wells Capital as sub-advisor to Evergreen Core Plus Bond Fund, Evergreen Core Bond Fund and Evergreen Short-Intermediate Bond Fund following the termination of the Prior Sub-Advisory Agreements.

On November 18, 2009, the Trustees, including all of the 15(c) Independent Trustees, approved Interim Sub-Advisory Agreements among EIMC, Wells Capital and the relevant Evergreen Target Trust, with respect to each of the Evergreen Target Funds, each of which became effective on December 1, 2009 and that could remain in effect until the earlier of April 29, 2010 (the "Interim Sub-Advisory Agreements") or until a new sub-advisory agreement among the same parties is approved by shareholders. At the same meeting, the Trustees, including all of the 15(c) Independent Trustees, also approved new Sub-Advisory Agreements between the relevant Trust, EIMC and Wells Capital with respect to each Evergreen Target Fund, each to become effective upon approval by shareholders (the "New Sub-Advisory Agreements"). If shareholders approve the New Sub-Advisory Agreement for an Evergreen Target Fund, such New Sub-Advisory Agreement will take effect and remain in effect until its termination.

The Board of Trustees of each Evergreen Target Trust, including the 15(c) Independent Trustees, approved the New Sub-Advisory Agreements and recommend that you vote FOR the approval of the New Sub-Advisory Agreement for your Evergreen Target Fund.

Interim Sub-Advisory Agreements

Each Interim Sub-Advisory Agreement became effective on December 1, 2009 and provides that it will terminate no later than April 29, 2010. Each Interim Sub-Advisory Agreement is identical to the relevant New Sub-Advisory Agreement, except for its date, the provisions regarding the term of the contract, and for Evergreen Core Plus Bond Fund and Evergreen Short Intermediate Bond Fund, the sub-advisory fee rates. Under the Interim Sub-Advisory Agreements with respect to Evergreen Core Plus Bond Fund and Evergreen Short Intermediate Bond Fund, Wells Capital currently is compensated at the same rate previously paid to TAG for such Funds under the relevant Prior Sub-Advisory Agreement. Under the Interim Sub-Advisory Agreement, with respect to Evergreen Core Bond Fund, Wells Capital currently is compensated at a lower rate than that paid to TAG for such Fund under the Prior Sub-Advisory Agreement. More information regarding the sub-advisory fee rates charged by Wells Capital under the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements is set forth in the following section.

Comparison of Prior and New Sub-Advisory Agreements

The New Sub-Advisory Agreements for each Evergreen Target Fund contain terms that are similar to those of the respective Prior Sub-Advisory Agreements between TAG, EIMC and the Evergreen Target Fund, and between FIA, EIMC and Evergreen Select Fixed Income Trust with respect to Evergreen Core Plus Bond Fund. The terms of the New Sub-Advisory Agreements and Prior Sub-Advisory Agreements are described generally below, but are qualified entirely by reference to the New Sub-Advisory Agreements and Prior Sub-Advisory Agreements. Please refer to Exhibit E for a form of the New Sub-Advisory Agreements and the Prior Sub-Advisory Agreements.

The Prior Sub-Advisory Agreements were last approved by the Board of Trustees of each relevant Evergreen Target Trust, including the 15(c) Independent Trustees, on September 24, 2009, and were last approved by shareholders on February 12, 2009 with respect to Evergreen Core Bond Fund and Evergreen Core Plus Bond Fund and on March 12, 2009 with respect to Evergreen Short Intermediate Bond Fund in connection with a change in control of the Prior Sub-Advisor(s). Under the Prior Sub-Advisory Agreements, subject to the supervision of the Board of Trustees and EIMC, the Prior Sub-Advisors were responsible for the day-to-day investment and reinvestment of the Evergreen Target Funds' portfolios or a portion thereof.

For providing these services with respect to Evergreen Core Bond Fund, TAG was entitled to receive a fee from EIMC at the annual rate of 0.32% of the first $5 billion, 0.30% of the next $3 billion, and 0.28% of amounts over $8 billion of the aggregate average daily net assets of Evergreen Core Bond Fund and Evergreen VA Core Bond Fund (the variable annuity counterpart of Evergreen Core Bond Fund). With respect to Evergreen Short Intermediate Bond Fund, TAG was entitled to receive a fee from EIMC at the annual rate of 0.19% of the average daily net assets of the Fund. With respect to Evergreen Core Plus Bond Fund, TAG was entitled to receive a fee from EIMC equal to 90% of the advisory fee retained by EIMC pursuant to its investment advisory agreement with the Fund, and FIA was entitled to receive a monthly fee from EIMC calculated at an annual rate of 0.045% of the average daily net assets of the Fund.

Pursuant to the Prior Sub-Advisory Agreements, for the most recent fiscal year EIMC paid the Prior Sub-Advisors the following amounts:

Fund	Sub-Advisory Fees Paid
Evergreen Core Bond Fund	$5,601,849
Evergreen Core Plus Bond Fund	$324,921[1]
Evergreen Short Intermediate Bond Fund	$490,163
1	This amount was paid to TAG. FIA does not earn a fee for its subadvisory services to the Fund.

Pursuant to each New Sub-Advisory Agreement, Wells Capital is responsible, subject to oversight by EIMC and the relevant Board of Trustees, for managing the investment and reinvestment of all of the assets of the applicable Evergreen Target Fund in a manner consistent with such Fund's investment objective, policies and restrictions, and applicable federal and state law. As such, Wells Capital has full discretion and is authorized to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets of the applicable Evergreen Target Fund. For providing these services under the Interim Sub-Advisory Agreements with respect to Evergreen Core Plus Bond Fund and Evergreen Short Intermediate Bond Fund, Wells Capital currently is compensated at the same rate previously paid to TAG for such Funds as set forth above. If shareholders approve the New Sub-Advisory Agreements with respect to Evergreen Core Plus Bond Fund and Evergreen Short Intermediate Bond Fund, the fee rates paid to Wells Capital will change as follows: with respect to each Fund, Wells Capital would be compensated at the annual rate of 0.20% of the first $100 million, 0.175% of the next $200 million, 0.15% of the next $200 million, and 0.10% of amounts over $500 million of the aggregate average daily net assets of the applicable Fund. For providing these services under the Interim Sub-Advisory Agreement with respect to Evergreen Core Bond Fund, Wells Capital currently is compensated by EIMC, not the Fund, at the annual rate of 0.20% of the first $100 million, 0.175% of the next $200 million, 0.15% of the next $200 million, and 0.10% of amounts over $500 million of the aggregate average daily net assets of the Fund. If shareholders approve the New Sub-Advisory Agreements, the fee rate currently paid to Wells Capital with respect to Evergreen Core Bond Fund will remain the same.

In comparison to the actual amounts paid to the Prior Sub-Advisors shown in the table above, had such proposed fee rates been in effect during the most recent fiscal year, EIMC would have paid Wells Capital the following amounts, expressed both as a dollar amount and as a percentage difference compared to the actual amounts paid to the Prior Sub-Advisors:

Fund	Sub-Advisory Fees	% difference
Evergreen Core Bond Fund	$2,104,600	-62.43%
Evergreen Core Plus Bond Fund	$372,544	14.66%
Evergreen Short Intermediate Bond Fund	$477,343	-2.62%

Each Prior Sub-Advisory Agreement could have been terminated without payment of any penalty, by the Trustees, EIMC (with respect to Evergreen Core Plus Bond Fund only), or by a majority vote of the outstanding shares of the relevant Evergreen Target Fund upon 60 days' prior written notice to the Prior Sub-Advisor, or by the Prior Sub-Advisor upon 90 days' prior written notice to EIMC, or upon shorter notice as may have been mutually agreed upon. Each New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Trustees, or by a majority vote of the relevant Evergreen Target Fund's outstanding voting securities, or by EIMC or Wells Capital upon 60 days' written notice to the other party. Notice may be waived by the party entitled to receipt thereof. Each New Sub-Advisory Agreement may also be terminated immediately by EIMC, Wells Capital or the relevant Trust in the event that a respective party: (i) breaches a material term of the New Sub-Advisory Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party. Both the Prior and New Sub-Advisory Agreements also provide for automatic termination in the event of their "assignment" as such term is defined in the 1940 Act.

The Prior Sub-Advisory Agreements with TAG with respect to Evergreen Core Bond Fund and Evergreen Short Intermediate Bond Fund provided that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, TAG would not be liable for any act or omission in the course of, or connected with, rendering services, or for any losses that may have been sustained in the purchase, holding or sale of any security. The Prior Sub-Advisory Agreement with TAG with respect to Evergreen Core Plus Bond Fund provided that TAG was not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Prior Sub-Advisory Agreement, except a loss resulting from TAG's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations. The Prior Sub-Advisory Agreement with FIA with respect to Evergreen Core Plus Bond Fund provided that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations FIA, its officers, directors, shareholders, employees or agents would not be liable for any act or omission in the course of, or connected with, rendering services, or for any losses that may have been sustained in the purchase, holding or sale of any security or as a result of any other act or omission.

Each New Sub-Advisory Agreement provides that Wells Capital shall not be liable for any mistake in judgment. Each New Sub-Advisory Agreement further provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of Wells Capital or any of its officers, directors, employees or agents, Wells Capital shall not be subject to liability to EIMC, to the relevant Trust, or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, Wells Capital shall be responsible for the accuracy and completeness (and liable for the lack thereof) of the statements and data furnished by Wells Capital for use by EIMC in the relevant Evergreen Target Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to Wells Capital, the portfolio managers of the Fund and the investment of the Fund's assets.

Trustees' Considerations

Each year, the Evergreen funds' Board of Trustees determines whether to approve the continuation of the Funds' investment advisory arrangements. In September 2009, the Trustees, including a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Funds, TAG, FIA, or EIMC, approved the continuation of the investment advisory and investment sub-advisory agreements for Evergreen Core Bond Fund, Evergreen Core Plus Bond Fund, and Evergreen Short Intermediate Bond Fund. Evergreen Investments serves as investment adviser, and TAG serves as investment sub-adviser, to each of the Funds. FIA serves as an additional investment sub-adviser to Evergreen Core Plus Bond Fund.

At their September 2009 meetings, the Trustees approved the continuation of the Funds' investment advisory agreements for a period of one year. However, in light of an anticipated recommendation from EIMC to replace TAG and FIA as sub-advisers to the Funds, the Trustees approved the continuation of the Funds' investment sub-advisory agreements only until November 30, 2009.

In November 2009, EIMC recommended that the Trustees approve interim and definitive investment sub-advisory agreements for the Funds, under which Wells Capital would serve as sub-adviser, replacing TAG and FIA. This was due in large part to the expected departure of key personnel from TAG. On November 18, 2009, the Board of Trustees approved interim investment sub-advisory agreements, effective December 1, 2009, under which Wells Cap would serve as sub-adviser to the Funds for up to 150 days. The Trustees also approved definitive investment sub-advisory agreements, which would become effective upon shareholder approval, and recommended that shareholders of the funds approve them at meetings expected to be held in early 2010.

In considering whether to approve the interim and definitive sub-advisory agreements, the Trustees took into account that they had recently approved the annual continuation of the Funds' existing investment advisory and sub-advisory agreements in September 2009. (A description of the Trustees' process for considering, and conclusions regarding, the Evergreen funds' investment advisory and sub-advisory agreements generally, is attached as Exhibit F.) The Trustees noted that Evergreen Investments would remain the investment adviser to the Funds, with overall responsibility to the Funds for their investment programs. The Trustees reviewed the terms of the interim sub-advisory agreements, noting that the terms were generally identical to those of the funds' investment sub-advisory agreements then in effect (but for provisions required by law to be included in the interim agreements). They also reviewed the terms of the definitive sub-advisory agreements, noting that, while there were certain differences between the definitive sub-advisory agreements and the sub-advisory agreements then in place with TAG and FIA, the differences (which are described above under the heading Comparison of Prior and New Sub-Advisory Agreements) should not be seen to affect the advisability of entering into the sub-advisory agreements with Wells Capital.

The Trustees considered information about the groups within Wells Capital proposed to provide sub-advisory services to the Funds, considering the experience of the investment professionals, the resources available to them, and their experience and track records managing similar portfolios, among other things. The Trustees discussed Wells Capital with Funds Management's Chief Investment Officer for fixed income, who was responsible for oversight of TAG, FIA, and the fixed income investment teams within Wells Capital. During these discussions and in the course of their review of information, the Trustees considered the fees to be paid under the interim and definitive sub-advisory agreements, the nature and quality of services that the Funds received from TAG and FIA and might expect to receive from Wells Capital, and the relative stability of the TAG, FIA, and Wells Capital organizations, as well as other matters that the Trustees considered to have a bearing upon the agreements. It was noted that Evergreen Investments committed that the Funds would not bear the expense related to soliciting shareholder approval for the definitive sub-advisory agreements.

Based on the foregoing, the Funds' Board of Trustees approved the interim and definitive sub-advisory agreements with Wells Capital, and recommended that shareholders approve the definitive sub-advisory agreements so that the Funds may continue to receive investment sub-advisory services from Wells Capital.

THE BOARD OF TRUSTEES OF EACH EVERGREEN TARGET TRUST UNANIMOUSLY APPROVED THE NEW SUB-ADVISORY AGREEMENT IN RESPECT OF EACH EVERGREEN TARGET FUND AND RECOMMENDS THAT SHAREHOLDERS OF EACH EVERGREEN TARGET FUND VOTE FOR THE APPROVAL OF THE EVERGREEN TARGET FUND'S NEW SUB-ADVISORY AGREEMENT.

Principal Executive Officers and Directors of Wells Capital

The following is a list of Wells Capital's principal executive officers and directors. The address of each officer and director is 525 Market Street, San Francisco, California 94105.

Robert Bissell, President
Kirk Hartman, Chief Investment Officer
Mai Shiver, Director and Chief Compliance Officer
Karen Norton, Chief Administrative Officer and Chief Operating Officer
James Paulsen, Chief Investment Strategist
Amru Khan, Vice President, Sales and Marketing
William Timoney, Vice President
Sallie Squire, Director, Professional and Corporate Development
Francis Baranko, Director, Equity
David Germany, Director, Fixed Income
Mari Canas, Chief Technology Officer

Similar Funds Managed by Wells Capital

Wells Capital also serves as investment sub-adviser to the following Wells Fargo Advantage Funds, which have investment objectives and principal investment strategies similar to those of their respective Evergreen Target Fund(s), at the fee rates set forth below:

Name of Fund	Net Assets	Sub-Advisory Fee Rate		Fee Waivers and Reimbursements
Wells Fargo Advantage Total Return Bond Portfolio[1]	$1,961,888,535[2]	First $100M Next $200M Next $200M Over $500M	0.20% 0.175% 0.15% 0.10%	$0
Wells Fargo Advantage Income Plus Fund	$424,896,369[3]	First $100M Next $200M Next $200M Over $500M	0.20% 0.175% 0.15% 0.10%	$0
1	Reflects the fees charged by Wells Capital for providing investment sub-advisory services to the master portfolio in which the Fund invests substantially all of its assets.
2	Net assets listed for the Portfolio are as of May 31, 2009.
3	Net assets for the Fund are as of December 31, 2009.

Affiliated Service Providers

Investment Advisor and Administrator. EIMC currently serves as both the Evergreen Target Funds' investment advisor and administrator. For each Evergreen Target Fund's most recent fiscal year, the Fund paid the following in adminstrative services fees:

Fund	Administrative Fees Paid
April 30, 2009
Evergreen Core Bond Fund	$1,754,841
Evergreen Core Plus Bond Fund	$198,596
June 30, 2009
Evergreen Short Intermediate Bond Fund	258,481

For each Evergreen Target Fund's most recent fiscal year, the Fund paid the following in advisory services fees:

Fund	As a % of average daily net assets
Evergreen Core Bond Fund	0.32%
Evergreen Core Plus Bond Fund	0.45%
Evergreen Short Intermediate Bond Fund	0.42%

Principal Underwriter/Distributor. Evergreen Investment Services, Inc. ("EIS"), a subsidiary of Wells Fargo and an affiliate of the Evergreen Target Funds and EIMC, formerly served as the distributor and principal underwriter of the Evergreen Target Funds and is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Wells Fargo Funds Distributor, also a subsidiary of Wells Fargo and an affiliate of the Evergreen Target Funds, currently serves as the Evergreen Target Funds' distributor and principal underwriter.

Below are the underwriting commissions received by EIS from sales charges on the sale of Fund shares and the amounts retained by EIS after the payment of any dealer allowance for each Evergreen Target Fund's most recent fiscal year.

Underwriting Commissions
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
April 30, 2009
Evergreen Core Bond Fund	$133,568	$3,993
Evergreen Core Plus Bond Fund	$40,730	$2,762
June 30, 2009
Evergreen Short Intermediate Bond Fund	$6,850	$163

Below are the 12b-1 fees paid by each Evergreen Target Fund to EIS for the most recent fiscal year. Class I Shares do not pay 12b-1 fees.

Distribution and/or Service Fees
Fund		Class A	Class B	Class C	Class IS
Evergreen Core Bond Fund	Distribution Fees	$0	$587,986	$657,823	$0
Evergreen Core Bond Fund	Service Fees	$660,449	$195,995	$219,275	$54,948
Evergreen Core Plus Bond Fund	Distribution Fees	$0	$71,703	$126,316	N/A
Evergreen Core Plus Bond Fund	Service Fees	$335,542	$23,901	$42,105	N/A
Evergreen Short Intermediate Bond Fund	Distribution Fees	$0	$19,762	$64,316	$0
Evergreen Short Intermediate Bond Fund	Service Fees	$50,464	$6,587	$21,439	$16,524

Distribution and/or ServiceFees
Fund		Class R
Evergreen Core Bond Fund	Distribution Fees	$ 79,527
Evergreen Core Bond Fund	Service Fees	$ 79,527

Transfer Agent. Evergreen Service Company, LLC ("ESC"), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wells Fargo and an affiliate of the Evergreen Target Funds and EIMC, is the Evergreen Target Funds' transfer agent. For the most recent fiscal year, each Evergreen Target Fund paid ESC the following in transfer agency fees:

Transfer Agency Fees Paid
Fund/Fiscal Year or Period	Transfer Agency Fees Paid
April 30, 2009
Evergreen Core Bond Fund	$ 2,471,237
Evergreen Core Plus Bond Fund	$ 498,870
June 30, 2009
Evergreen Short Intermediate Bond Fund	$226,485

It is anticipated that each of the above referenced service providers will continue to provide the services identified after the New Sub-Advisory Agreement is approved.

VOTING INFORMATION CONCERNING THE MEETING

Shareholder Information

This prospectus/proxy statement is being sent to shareholders of your Target Fund in connection with the solicitation of proxies, with respect to Proposal 1, by the Boards of Trustees of the Target Trusts, and with respect to Proposal 2, by the Boards of Trustees of the Evergreen Target Trusts, to be used at the Meeting to be held at 10:00 a.m., Pacific time, on April 15, 2010 at the offices of the Wells Fargo Advantage Funds, 525 Market Street, San Francisco, California 94105, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Target Fund on or about February 22, 2010. Only shareholders of record as of the close of business on January 15, 2010 (the "Record Date") are entitled to notice, and to vote at the Meeting or any adjournment(s) thereof. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.) If you wish to attend the Meeting in person, please call 800.343.2898 for instructions.

You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If you return a properly executed proxy card, but no choice is specified, your shares will be voted FOR approval of the Plan and in the case of an Evergreen Target Fund, FOR approval of the New Sub-Advisory Agreement. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Target Fund. If any other matters about which the Target Fund did not have timely notice properly come before the Meeting, authorization is given to the proxy holders to vote in accordance with the views of management of the Target Fund. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan and in the case of an Evergreen Target Fund, against approval of the New Sub-Advisory Agreement. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Target Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, the Target Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the matter.

Shareholders may revoke a proxy prior to the Meeting by timely written notice delivered to the relevant Target Trust at the address above stating that the proxy is revoked, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval each Proposal upon which the shareholder is entitled to vote.

Each Evergreen Target Trust's Declaration of Trust provides that the holders of twenty-five percent (25%) of an Evergreen Target Fund's shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. The Wells Fargo Target Trust's Declaration of Trust states that thirty-three and one-third percent (33 1/3%) of the issued and outstanding shares of the Wells Fargo Target Fund entitled to vote in person or by proxy at the Meeting shall constitute a quorum for the transaction of business at the Meeting.

Approval of each Merger and, in the case of an Evergreen Target Fund, the New Sub-Advisory Agreement, requires the affirmative vote of the holders of a "majority of the outstanding voting securities " (as defined in the 1940 Act) of the Target Fund. A vote of the majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of your Target Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of your Target Fund. The outcome of the vote for any proposal will not affect the outcome of the vote for any other proposal.

In voting on a Plan, and, in the case of an Evergreen Target Fund, a New Sub-Advisory Agreement, all classes of a Target Fund will vote together as if they were a single class. Each share of an Evergreen Target Fund will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share. Each whole share of the Wells Fargo Target Fund will be entitled to one vote, and each fractional share will be entitled to a proportionate fractional vote.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of the Target Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund's proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $60,000. That cost and other expenses of the Meeting and the Merger will be paid by Funds Management, EIMC or one of their affiliates.

In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares of a Target Fund represented at the Meeting, either in person or by proxy, or, for each Evergreen Target Fund, in his or her discretion by the chair of the Meeting. Abstentions and broker non-votes will not be voted on a motion to adjourn.

A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for U.S. federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of the Acquiring Fund which they receive in the transaction at their then-current net asset value. Shares of the Target Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of the Target Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

If the Target Fund shareholders do not vote to approve the Merger, the Boards of Trustees of the Target Trusts may consider other possible courses of action in the best interests of shareholders.

If the Evergreen Target Fund shareholders do not vote to approve the New Investment Sub-Advisory Agreement, the Boards of Trustees of the Evergreen Target Trusts may consider other possible courses of action in the best interests of shareholders.

The votes of the shareholders of the Acquiring Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2010

You may obtain a copy of this prospectus/proxy statement, the accompanying Notice of Special Meeting of Shareholders, the proxy card and the most recent Annual Report of your Evergreen Target Fund without charge by visiting the Web site indicated on your proxy card.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Target Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

For each class of your Target Fund's shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

Classes of Shares	Number of Shares Outstanding and Entitled to Vote	Number of Votes by Class
Evergreen Core Plus Bond Fund
Class A
Class B
Class C
Class I
All Classes
Evergreen Core Bond Fund
Class A
Class B
Class C
Class I
Class IS
Class R
All Classes
Evergreen Short Intermediate Bond Fund
Class A
Class B
Class C
Class I
Class IS
All Classes
Wells Fargo Advantage Diversified Bond Fund
Administrator Class

As of _____, the officers and Trustees of each Target Trust owned as a group less than 1% of the outstanding shares of any class of each Fund that is a series of the Trust. Except as noted below in the table, to each Fund's knowledge, no persons owned of record or beneficially 5% or more of any class of shares of the respective Fund. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve a Plan, and in the case of an Evergreen Target Fund, a New Sub-Advisory Agreement, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Evergreen Core Plus Bond Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Wells Fargo Advantage Income Plus Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Evergreen Core Bond Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Evergreen Short Intermediate Bond Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Wells Fargo Advantage Diversified Bond Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Wells Fargo Advantage Total Return Bond Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

OTHER BUSINESS

The Trustees of your Target Fund do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action by shareholders of a Target Fund, the persons named as proxies will vote in accordance with the views of management of the Target Fund.

THE TRUSTEES OF YOUR TARGET TRUST RECOMMEND APPROVAL OF THE PLAN WITH RESPECT TO YOUR FUND, AND, IF APPLICABLE, APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH RESPECT TO YOUR FUND. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN AND, IF APPLICABLE, IN FAVOR OF APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS.

February 22, 2010

Instructions for Executing Proxy Card/Voting Instructions Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call The Altman Group, our proxy solicitor, at (866) 342-1635 (toll free).

Exhibit A

Forms of Agreements and Plans of Reorganization

WELLS FARGO FUNDS TRUST

WELLS FARGO VARIABLE TRUST

EVERGREEN EQUITY TRUST

EVERGREEN FIXED INCOME TRUST

EVERGREEN INTERNATIONAL TRUST

EVERGREEN MONEY MARKET TRUST

EVERGREEN MUNICIPAL TRUST

EVERGREEN SELECT EQUITY TRUST

EVERGREEN SELECT FIXED INCOME TRUST

EVERGREEN SELECT MONEY MARKET TRUST

EVERGREEN VARIABLE ANNUITY TRUST

"FORM OF"AGREEMENT AND PLAN OF REORGANIZATION

Dated as of __________________

This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this [insert date], by and among Wells Fargo Funds Trust and Wells Fargo Variable Trust (each a "WFA Fund Trust"), each a Delaware statutory trust, for itself and with respect to each of its series that is an Acquiring Fund, as defined below, or a Target Fund, as defined below, each WFA Fund Trust, Acquiring Fund and Target Fund acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; Evergreen Equity Trust, Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Money Market Trust, Evergreen Municipal Trust, Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust (each an "Evergreen Fund Trust"), each a Delaware statutory trust, for itself and with respect to each of its series that is a Target Fund, as defined below, each Evergreen Fund Trust and Target Fund acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; as to Section 18 of this Plan only, Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management"), the investment adviser to each series of each WFA Fund Trust; and as to Section 18 of this Plan only, Evergreen Investment Management Company, LLC ("EIMC"), the investment adviser to each series of each Evergreen Fund Trust;

WHEREAS, the WFA Fund Trusts and the Evergreen Fund Trusts are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, Wells Fargo Funds Management and EIMC are "affiliated persons" of each other under Section 2(a)(3)(C) of the 1940 Act due to their common ownership;

WHEREAS, the parties desire that each Acquiring Fund acquire all of the Assets of its Corresponding Target Fund, as defined below, in return for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Liabilities of the Corresponding Target Fund; and that such shares of the Acquiring Fund be distributed to the shareholders of the Corresponding Target Fund in connection with the liquidation and termination of the Corresponding Target Fund (each transaction between an Acquiring Fund and its Corresponding Target Fund, a "Reorganization");

WHEREAS, this Plan contemplates multiple Reorganizations but is intended to have effect in respect of each Reorganization as a separate agreement and plan of reorganization between an Acquiring Fund and one Corresponding Target Fund and is to be read and interpreted accordingly;

WHEREAS, each Acquiring Fund and each WFA Fund Trust acting for itself and on behalf of such Acquiring Fund, and each Target Fund and each Selling Fund Trust acting for itself and on behalf of such Target Fund, is acting separately from all of the other parties and their series, as applicable, and not jointly or jointly and severally with any other party;

WHEREAS, without limiting the foregoing, references in this Plan to "the WFA Fund Trust" and "the Selling Fund Trust" or otherwise to parties to this Plan shall be references only to the WFA Fund Trust or the Selling Fund Trust whose series are engaged in any specific Reorganization transaction; and

WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Acquiring Fund and its Corresponding Target Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions.

The following terms shall have the following meanings:

1933 Act	The Securities Act of 1933, as amended.
1934 Act	The Securities Exchange Act of 1934, as amended.
Acquiring Class	The class of shares of an Acquiring Fund that a WFA Fund Trust will issue to a Target Fund in respect of the Assets and Liabilities of the Target Fund attributable to the Corresponding Target Class, as set forth in Annex A.
Acquiring Fund	Each Fund listed in the column entitled "Acquiring Fund" in Annex A.
Acquiring Fund Financial Statements	The audited financial statements of an Acquiring Fund for its most recently completed fiscal year together with the unaudited financial statements of the Acquiring Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.
Active Reorganization	Each Reorganization set forth in the Active Reorganization Table on Annex A.
Annex A	Annex A to this Plan, as it may be amended from time to time.
Assets	All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables and receivables for shares sold) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund's books.
Assets List	A list of securities and other Assets of or attributable to a Fund as of the date provided.
Board	The Board of Trustees of a WFA Fund Trust or an Evergreen Fund Trust.
Closing Date	The closing date for each Reorganization listed in the column entitled "Closing Date" in Annex A or such other date as the parties may agree to in writing, including any postponements described in the definition of Valuation Time.
Corresponding Acquiring Class	The Acquiring Fund share class set forth opposite a Target Class in Annex A.
Corresponding Acquiring Fund	The Acquiring Fund set forth opposite a Target Fund in Annex A.
Corresponding Target Class	The Target Fund share class set forth opposite an Acquiring Class in Annex A.
Corresponding Target Fund	The Target Fund set forth opposite an Acquiring Fund in Annex A.
Effective Time	9:00 a.m. Eastern Time on the Closing Date of a Reorganization, or such other time and date as the parties may agree to in writing.
Fund	An Acquiring Fund or a Target Fund.
HSR Act	The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
Liabilities	All liabilities of, or allocated or attributable to, a Fund, whether known or unknown, accrued or unaccrued, absolute or contingent, conditional or fixed, matured or unmatured. For clarity and without limitation, a Target Fund's Liabilities include all of its present or future obligations (or the obligations of any Evergreen Fund Trust relating to the Target Fund) under or in respect of deferred compensation and as to indemnification (including without limitation with respect to any action, suit, or proceeding, whether or not currently pending or threatened).
Material Agreements	The agreements set forth in Schedule A, as it may be amended from time to time.
Reorganization Documents	With respect to an Acquiring Fund, such bills of sale, assignments, and other instruments of transfer as the WFA Fund Trust in question reasonably deems necessary or desirable to effect any Corresponding Target Fund's transfer of all of its rights and title to and interest in its Assets to the Acquiring Fund. With respect to a Target Fund, such instruments of assumption, instruments of transfer, and other documents as the Selling Fund Trust in question reasonably deems necessary or desirable to effect the Corresponding Acquiring Fund's assumption of all of the Target Fund's Liabilities.
Schedule A	Schedule A to this Plan, as it may be amended from time to time.
Selling Fund Trust	Each WFA Fund Trust and Evergreen Fund Trust that has a Target Fund as a series.
Shell Acquiring Fund	Each Acquiring Fund set forth in the "Shell Reorganization Table" in Annex A.
Shell Reorganization	Each Reorganization set forth in the Shell Reorganization Table in Annex A.
Target Class	The Target Fund share class set forth opposite an Acquiring Class in Annex A.
Target Fund	Each Fund listed in the column entitled "Target Fund" in Annex A.
Target Fund Financial Statements	The audited financial statements of a Target Fund for its most recently completed fiscal year together with the unaudited financial statements of the Target Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.
Valuation Time	With respect to each Reorganization, the last time on the business day immediately preceding the Closing Date, or such other time and date as the parties may agree to in writing, when a WFA Fund Trust determines the net asset value of the shares of the Acquiring Fund as set forth in the Acquiring Fund's registration statement on Form N-1A. In the event the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund shall be closed to trading, or trading thereon shall be restricted or trading or the reporting of trading on the New York Stock Exchange or other primary trading market shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or any Target Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored. In such event, the Closing Date shall automatically be postponed so that it is the first business day after the Valuation Time.

2. Regulatory Filings. For each Reorganization, the WFA Fund Trust whose series is the Acquiring Fund shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities in connection with the Reorganization, and each Selling Fund Trust whose series is a Corresponding Target Fund shall assist the WFA Fund Trust in preparing any such required filings.

3. Transfer of Target Fund Assets. Each Selling Fund Trust, with respect to each of its series that is a Target Fund, and each WFA Fund Trust, with respect to each of its series that is an Acquiring Fund, shall take the following steps with respect to each Reorganization involving that Target Fund or Acquiring Fund:

(a) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to its Corresponding Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Corresponding Acquiring Fund will advise the Target Fund in writing of any investments shown on the Assets List that the Corresponding Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Corresponding Acquiring Fund.

(b) The Selling Fund Trust shall assign, transfer, deliver and convey the Target Fund's Assets to its Corresponding Acquiring Fund at the Reorganization's Effective Time. In exchange for the transfer of the Assets, the Corresponding Acquiring Fund shall simultaneously assume the Target Fund's Liabilities and issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Corresponding Acquiring Fund shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Liabilities attributable to its Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Corresponding Acquiring Fund shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Liabilities of the Corresponding Target Class. The Corresponding Acquiring Fund shall then accept the Target Fund's Assets and assume the Target Fund's Liabilities such that at and after the Effective Time (i) all of the Target Fund's Assets shall become and be Assets of its Corresponding Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to the Corresponding Acquiring Fund, and be enforceable against the Corresponding Acquiring Fund to the same extent as if initially incurred by the Corresponding Acquiring Fund.

(c) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Liabilities, as of the Valuation Time in accordance with the applicable WFA Fund Trust's current valuation procedures as described in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund. For money market funds, the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Liabilities, will be calculated using the amortized cost valuation procedures approved by the Board of Trustees of WFA Fund Trust, as described in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(d) The Selling Fund Trust shall cause its custodian to transfer the Target Fund's Assets with good and marketable title to the account of its Corresponding Acquiring Fund. The Selling Fund Trust shall also cause its custodian to transfer all cash in the form of immediately available funds. In addition, the Selling Fund Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund's account at the Effective Time to the Acquiring Fund's account at the earliest practicable date thereafter.

4. Liquidation and Termination of Target Funds, Registration of Shares and Access to Records. Each Selling Fund Trust, with respect to each of its series that is a Target Fund, and each WFA Fund Trust, with respect to each of its series that is an Acquiring Fund, shall take the following steps with respect to each Reorganization involving that Target Fund or Acquiring Fund:

(a) At or as soon as is reasonably practical after the Effective Time, the Selling Fund Trust shall distribute to shareholders of record of each Target Class the shares of beneficial interest of its Corresponding Acquiring Class pro rata on the basis of the shares of the Target Class owned by such shareholders. Each shareholder also shall have the right to receive, at or as soon as practicable after the Effective Time, any unpaid dividends or other distributions that the Selling Fund Trust may have declared with respect to the Target Class shares. The WFA Fund Trust shall record on its books the ownership by the Target Fund shareholders of the Corresponding Acquiring Fund shares. The WFA Fund Trusts do not issue certificates representing the Acquiring Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. The Selling Fund Trust shall wind up the affairs of the Target Fund and shall take all steps as are necessary and proper to dissolve, liquidate and terminate the Target Fund and the Selling Fund Trust (to the extent it is an Evergreen Fund Trust) in accordance with applicable law and regulations and its Declaration of Trust and By-Laws, as soon as is reasonably practicable after the Effective Time.

(b) At and after the Closing Date, the Selling Fund Trust, with respect to the Target Fund, shall provide the applicable WFA Fund Trust, with respect to the Corresponding Acquiring Fund, and its transfer agent with immediate access to: (i) all of its records containing the names, addresses and taxpayer identification numbers of all of the Target Fund's shareholders and the number and percentage ownership of the outstanding shares of the Target Class owned by each shareholder immediately prior to the Effective Time; and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) in the possession or control of the Selling Fund Trust relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Any payments made to service providers in connection with such direction shall be borne by both Wells Fargo Funds Management and EIMC pursuant to Section 18 of this Plan. As soon as practicable following the Reorganization, the Selling Fund Trust shall deliver all books and records with respect to the Target Fund in its possession or control, including books and records showing the ownership of all of the issued and outstanding shares of each Target Class, to the WFA Fund Trust, and the WFA Fund Trust shall thereafter have the responsibility to preserve and maintain, or to cause its service providers to preserve and maintain, all such records received by it in accordance with Section 31 of, and Rule 31a-1 and 31a-2 under, the 1940 Act.

5. Representations, Warranties and Agreements of a Selling Fund Trust. Each Selling Fund Trust, for itself and with respect to each of its series that is a Target Fund, separately and not jointly, represents and warrants to, and agrees with, the applicable WFA Fund Trust in any Reorganization involving such Target Fund, as follows:

(a) The Selling Fund Trust is a statutory trust, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the Selling Fund Trust duly established and designated the Target Fund as a series of the Selling Fund Trust and each Target Class as a class of the Target Fund. The Selling Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act.

(b) The Selling Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of the Selling Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the Selling Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the Selling Fund Trust with respect to the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the Selling Fund Trust, the Declaration of Trust or By-Laws of the Selling Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the Selling Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Target Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue so to qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) The Selling Fund Trust has duly authorized and validly issued all of the issued and outstanding shares of the Target Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase any Target Fund shares, nor are there outstanding any securities convertible into Target Fund shares.

(f) The Selling Fund Trust with respect to the Target Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. The Selling Fund Trust with respect to the Target Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the registration statement on Form N-1A as currently in effect in respect of it.

(g) Except as otherwise provided herein, the Selling Fund Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Target Fund's Board prior to the date of this Plan or otherwise in the ordinary course of business, (ii) the declaration and payment of any other dividends and distributions deemed advisable by the Target Fund after consultation with its Corresponding Acquiring Fund in anticipation of the Reorganization, including the declaration and payment of dividends necessary to avoid a fund-level tax for the taxable year ending on the Closing Date and, as applicable, any prior taxable year in respect of which such Target Fund is eligible as of the Closing Date to declare a "spillback" dividend under Section 855 of the Code, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (and obtaining such additional "run off" insurance coverage as the Selling Fund Trust's Board may approve, and selling assets for purposes of recognizing taxable gains to offset tax-loss carryforwards).

(h) At the Effective Time, the Selling Fund Trust with respect to the Target Fund will have good and marketable title to its Assets and full right, power and authority to assign, transfer, deliver and convey such Assets.

(i) The Target Fund Financial Statements fairly present the financial position of the Target Fund as of the date indicated. The Target Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(j) To the knowledge of the Selling Fund Trust, except as has been disclosed to its Corresponding Acquiring Fund, the Target Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Target Fund Financial Statements; and 2) Liabilities incurred in the ordinary course of business subsequent to the Target Fund Financial Statements. The Target Fund does not have any Liabilities to any service provider of the Selling Fund Trust for fees previously waived or deferred by such service provider.

(k) Except as has been disclosed to its Corresponding Acquiring Fund: (i) the Selling Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the Selling Fund Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund; and (ii) the Selling Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the Selling Fund Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Except as has been disclosed to its Corresponding Acquiring Fund, the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Target Fund's ability to consummate the transactions contemplated by this Plan.

(l) All contracts and agreements that are material to the Target Fund's business are listed on Schedule A. Except as has been disclosed to its Corresponding Acquiring Fund, no material default has occurred and is continuing in respect of the Target Fund under any such contract or agreement. Except as has been disclosed to its Corresponding Acquiring Fund, the Selling Fund Trust in respect of the Target Fund is not a party to or subject to any employee benefit plan, lease or franchise of any kind or nature whatsoever with respect to the Target Fund.

(m) The Selling Fund Trust has timely filed all tax returns in respect of the Target Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns, and made available to its Corresponding Acquiring Fund all of the Target Fund's previously filed tax returns. To the knowledge of the Selling Fund Trust, no such tax return has been or is currently under audit, and no assessment has been asserted with respect to any return. The Selling Fund Trust will file all of the Target Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(n) Since the date of the most recent Target Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

(o) The current prospectus and statement of additional information, each as supplemented, of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The registration statement on Form N-1A of the Target Fund, as of the date such registration statement became effective under the 1933 Act, conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(p) Any information provided in writing by the Selling Fund Trust in respect of the Target Fund or by the Target Fund for use, to the extent applicable, in a WFA Fund Trust's registration statement on Form N-14 relating to the Reorganization (the "Registration Statement"), does not, and from the date provided through and until the date of the shareholder meeting will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q) The Target Fund shall issue and deliver or cause its custodian to issue and deliver to the Secretary of the WFA Fund Trust a certificate identifying the Assets of the Target Fund held by it as of the Valuation Time.

(r) Subject to the provisions of this Plan, the Target Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

6. Representations, Warranties and Agreements of a WFA Fund Trust. Each WFA Fund Trust, for itself and with respect to each of its series that is an Acquiring Fund, separately and not jointly, represents and warrants to, and agrees with the applicable Selling Fund Trust in any Reorganization involving such Acquiring Fund, as follows:

(a) The WFA Fund Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the WFA Fund Trust duly established and designated the Acquiring Fund as a series of the WFA Fund Trust and each Acquiring Class as a class of the Acquiring Fund. The WFA Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) The WFA Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and as described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of the WFA Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the WFA Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the WFA Fund Trust with respect to the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the WFA Fund Trust, the Declaration of Trust or By-Laws of the WFA Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the WFA Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the WFA Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Acquiring Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue so to qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) If the Reorganization is a Shell Reorganization, the applicable Acquiring Fund shall have no Assets or Liabilities as of the Closing Date, and there shall be no issued and outstanding shares of such Acquiring Fund prior to or at the Closing Date, other than those acquired, assumed or issued in order to facilitate the commencement of the operations of such Acquiring Fund.

(f) The WFA Fund Trust has duly authorized and validly issued all of the issued and outstanding shares of the Acquiring Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. Before the Closing Date, the WFA Fund Trust shall have duly authorized the shares of the Acquiring Fund to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the shares of the Acquiring Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there outstanding any securities convertible into Acquiring Fund shares.

(g) The WFA Fund Trust with respect to the Acquiring Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act, and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. The WFA Fund Trust with respect to the Acquiring Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the registration statement on Form N-1A as currently in effect in respect of it.

(h) Except as otherwise provided herein, the WFA Fund Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Acquiring Fund's Board prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of such Acquiring Fund and its Corresponding Target Fund in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization.

(i) The Acquiring Fund Financial Statements fairly present the financial position of the Acquiring Fund as of the date indicated. The Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(j) To the knowledge of the WFA Fund Trust, except as has been disclosed to its Corresponding Target Fund, the Acquiring Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Acquiring Fund Financial Statements, and 2) Liabilities incurred in the ordinary course of business subsequent to the Acquiring Fund Financial Statements. The Acquiring Fund does not have any Liabilities to any service provider of the WFA Fund Trust for fees previously waived or deferred by such service provider.

(k) Except as has been disclosed to its Corresponding Target Fund, (i) the WFA Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the WFA Fund Trust in respect of the Acquiring Fund, the Acquiring Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Acquiring Fund relating to the services such adviser or underwriter provides to the Acquiring Fund; and (ii) the WFA Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the WFA Fund Trust in respect of the Acquiring Fund, the Acquiring Fund or any investment adviser or principal underwriter of the Acquiring Fund relating to the services such adviser or underwriter provides to the Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither the WFA Fund Trust in respect of the Acquiring Fund, nor to their knowledge, any investment adviser or principal underwriter of the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Acquiring Fund's ability to consummate the transactions contemplated by this Plan.

(l) All contracts and agreements that are material to the Acquiring Fund's business are listed on Schedule A. Except as has been disclosed to its Corresponding Target Fund, no material default has occurred and is continuing in respect of the Acquiring Fund under any such contract or agreement. Except as has been disclosed to its Corresponding Target Fund, the WFA Fund Trust in respect to an Acquiring Fund is not a party to or subject to any employee benefit plan, deferred compensation plan, lease or franchise of any kind or nature whatsoever with respect to the Acquiring Fund.

(m) The WFA Fund Trust has timely filed all tax returns in respect of the Acquiring Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and has made available to the Corresponding Target Fund all of the Acquiring Fund's previously filed tax returns. To the knowledge of the WFA Fund Trust, no such return is currently under audit and no assessment has been asserted with respect to any return. The WFA Fund Trust will file all of the Acquiring Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(n) Since the date of the most recent Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Acquiring Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate be deemed to give rise to any such change.

(o) The current prospectus and statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(p) To the extent applicable, as of the effective date of the WFA Fund Trust's Registration Statement, the date of the meeting of shareholders of the Target Fund relating to the Reorganization, and the Closing Date, the Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") which forms a part of the Registration Statement and the Registration Statement insofar as it relates to the applicable WFA Fund Trust in respect to the Acquiring Fund or the Acquiring Fund itself, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund to the Acquiring Fund in writing for use in the Registration Statement or the Prospectus/Proxy Statement.

(q) On the Closing Date, the Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing that the shares of the Acquiring Fund to be credited on the Closing Date have been credited to the Corresponding Target Fund's account on the books of the Acquiring Fund.

(r) Subject to the provisions of this Plan, the WFA Fund Trust shall cause the Acquiring Fund to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

(s) Each Acquiring Fund Trust, on behalf of each Acquiring Fund, agrees that any information regarding the Corresponding Target Fund that is known, or reasonably should be known, by any of the Selling Fund Trust or the Selling Fund Trust's investment adviser or any one or more of their officers, employees or affiliates shall be deemed to have been disclosed to the Acquiring Fund prior to the date of this Plan or the Valuation Time, whichever is earlier.

7. Conditions to a Target Fund's Obligations. The obligations of the Selling Fund Trust with respect to each of its series that is a Target Fund in a Reorganization shall be subject to satisfaction of the following conditions precedent:

(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Selling Fund Trust's Declaration of Trust or By-Laws and applicable law. For clarity, the failure of any one Target Fund's shareholders to satisfy this condition shall release the Selling Fund Trust of its obligation under this Plan with respect to the Reorganization involving that Target Fund but not with respect to any other Reorganization.

(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Trustees of the WFA Fund Trust (including a majority of those Trustees who are not "interested persons" of the WFA Fund Trust, as defined in Section 2(a)(19) of the 1940 Act) and (ii) at least a majority of the Trustees of the Selling Fund Trust (including a majority of those Trustees who are not "interested persons" of the WFA Fund Trust, as defined in Section 2(a)(19) of the 1940 Act). The WFA Fund Trust shall have duly executed and delivered to the Target Fund its Corresponding Acquiring Fund's Reorganization Documents.

(c) All representations and warranties of the WFA Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the WFA Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(d) The WFA Fund Trust shall have delivered to the Selling Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of the WFA Fund Trust in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the WFA Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time and the Effective Time; 2) that the Target Fund's Assets are consistent with its Corresponding Acquiring Fund's investment objectives, policies and restrictions and that the Target Fund's Assets may be lawfully acquired by its Corresponding Acquiring Fund and the Target Fund's Liabilities may be lawfully assumed by its Corresponding Acquiring Fund; and 3) that the WFA Fund Trust has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan in respect of the Acquiring Fund.

(e) The Selling Fund Trust shall have received an opinion of Goodwin Procter LLP, or Richards, Layton & Finger, P.A., as counsel to the WFA Fund Trust, in form and substance reasonably satisfactory to the Selling Fund Trust and dated as of the Closing Date, addressed to the Selling Fund Trust, with respect to the Target Fund, to the effect that:

(1) the WFA Fund Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware, has the requisite power to own all its properties and to carry on its business all as described in its governing instrument and the Registration Statement, and is an open-end, management investment company registered under the 1940 Act;

(2) the Acquiring Fund has been duly established as a separate series of shares of beneficial interest of the WFA Fund Trust;

(3) each Acquiring Class has been duly established as a separate class of shares of beneficial interest of the Acquiring Fund;

(4) the WFA Fund Trust has the power to execute, deliver and perform its obligations under this Plan;

(5) the shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Fund, subject to any required payments of shareholders, if any, set forth in the applicable trust agreement, and under the governing instruments of WFA Fund Trust, no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

(6) this Plan has been duly authorized, executed and delivered by the WFA Fund Trust with respect to the Acquiring Fund, and the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Declaration of Trust or By-Laws of the WFA Fund Trust or any Material Agreement or any law, rule or regulation to which the WFA Fund Trust is a party or by which it is bound;

(7) if applicable, the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the SEC and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act; and

(8) assuming due authorization, execution and delivery of this Plan by each of the parties hereto, and assuming that the current prospectus and statement of additional information of the Target Fund, the Registration Statement and the Prospectus/Proxy Statement, if applicable, comply with the 1933 Act, the 1934 Act and the 1940 Act, this Plan represents a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of this Plan, the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material and the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan, (v) rely on certificates (reasonably acceptable to the Selling Fund Trust) of officers or trustees of the WFA Fund Trust, (vi) assume that each of this Plan and each Material Agreement is governed by the laws of the State of Delaware or the Commonwealth of Massachusetts, and (vii) assume that each of this Plan and each Material Agreement would be enforced as written.

(f) The Selling Fund Trust shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which the Target Fund and its shareholders may rely and in a form reasonably acceptable to the Selling Fund Trust, such opinion to be based upon factual representations made in certificates provided to Proskauer Rose LLP by the WFA Fund Trust and the Selling Fund Trust, and in a form reasonably satisfactory to the Selling Fund Trust substantially to the effect that , on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.

(g) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(h) If applicable, the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

(i) The WFA Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.

(j) The Selling Fund Trust shall have received from the WFA Fund Trust a duly executed instrument reasonably acceptable to it whereby the Acquiring Fund assumes its Corresponding Target Fund's Liabilities.

(k) The Selling Fund Trust shall have received a letter dated as of the effective date of the Registration Statement, if applicable, from KPMG LLP ("KPMG") addressed to the Selling Fund Trust with respect to the Target Fund in form and substance reasonably satisfactory to the Selling Fund Trust to the effect that on the basis of agreed upon procedures described in such letter (but not an examination in accordance with generally accepted auditing standards) , which consisted at least of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement (the "Unaudited Financial Statements") and making inquiries of appropriate officials of the WFA Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters:

(1) KPMG is an independent certified public accountant with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rule and regulations thereunder;

(2) the Unaudited Financial Statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(3) the data used in the preparation of the relevant unaudited pro forma financial statements and relevant pro forma adjustments included in the Registration Statement agree, in all material respects, with the underlying accounting records of the Target Fund(s) and the Acquiring Fund, respectively, or to schedules prepared by officers of the Selling Fund Trust or the WFA Fund Trust, as appropriate, having responsibility for financial and reporting matters;

(4) the data used in the calculation of any expense ratios of the fund appearing in the Registration Statement agree, in all material respects, with the underlying accounting records of such fund, as appropriate, or with pro forma data provided by officers of the appropriate Selling Fund Trust or the appropriate WFA Fund Trust, as appropriate, having responsibility for financial and reporting matters; and

(5) the information relating to the fund appearing in the Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of such fund, or from schedules prepared by officers of the appropriate Selling Fund Trust or the appropriate WFA Fund Trust, as appropriate, having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.

The Selling Fund Trust also shall have received a letter dated as of the Closing Date from KPMG stating that KPMG has agreed the relevant unaudited pro forma financial statements and relevant pro forma adjustments, the expense ratios and other information expressed in dollars or percentages, as noted in clauses (3), (4) and (5) of this Section 7(k), with the Registration Statement filed as of the Closing Date.

(l) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 11 of this Plan.

(m) The Selling Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.

(n) The Board of each WFA Fund Trust shall have taken all action necessary or appropriate to elect and constitute Michael S. Scofield and K. Dun Gifford duly elected members of the Board of each WFA Fund Trust immediately upon the Fund Family Integration, as defined below. For purposes of this approval, the "Fund Family Integration" means the consummation of the reorganization of substantially all of the Evergreen open-end funds with and into the Wells Fargo Advantage Funds, and all of such actions remain in full force and effect, without condition (other than the occurrence of the Fund Family Integration).

(o) The Advisory Committee of the Trustees of the Legacy Evergreen Funds shall have been duly established in accordance with its Charter and the letter agreement of Wells Fargo Funds Management dated [date] shall be in full force and effect.

(p) Arrangements reasonably satisfactory to the Board of the Selling Fund Trust shall have been implemented in respect of insurance; deferred compensation; indemnity; pending or threatened litigation, actions, claims, or proceedings of any kind in respect of any of the Evergreen Funds or any of their Trustees or officers; and such other matters as the Board may reasonably determine, including that each WFA Fund Trust with respect to each Acquiring Fund shall have entered into an indemnification agreement with each Trustee of each Evergreen Fund Trust, substantially in the form of Exhibit A, committing to maintain and preserve all indemnity rights that each such Trustee currently has by reason of his or her being or having been a Trustee of such Evergreen Fund Trust.

8. Conditions to an Acquiring Fund's Obligations. The obligations of each WFA Fund Trust with respect to each of its series that is an Acquiring Fund in a Reorganization shall be subject to satisfaction of the following conditions precedent:

(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Selling Fund Trust's Declaration of Trust or By-Laws and applicable law. For clarity, the failure of any one Target Fund's shareholders to satisfy this condition shall release the WFA Fund Trust of its obligation under this Plan with respect to the Reorganization involving that Target Fund but not with respect to any other Reorganization.

(b) The Selling Fund Trust shall have duly executed and delivered to the Acquiring Fund its Corresponding Target Fund's Reorganization Documents.

(c) All representations and warranties of the Selling Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the Selling Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(d) The Selling Fund Trust shall have delivered to the WFA Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of the Selling Fund Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the Selling Fund Trust in this Plan that are by their terms qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time and Effective Time; and 2) that the Selling Fund Trust with respect to the Target Fund has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan.

(e) The WFA Fund Trust shall have received an opinion of Ropes & Gray LLP or Richards, Layton & Finger, P.A., as counsel to the Evergreen Fund Trust, in form and substance reasonably satisfactory to the WFA Fund Trust and dated as of the Closing Date, addressed to the WFA Fund Trust, with respect to the Acquiring Fund, substantially to the effect that:

(1) the Evergreen Fund Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware, has the requisite power to own all of its properties and to carry on its business all as described in its governing instrument and its registration statement on Form N-1A as currently in effect, and is an open-end, management investment company registered under the 1940 Act;

(2) the Target Fund has been duly established as a separate series of shares of beneficial interest of the Evergreen Fund Trust;

(3) each Target Class has been duly established as a separate class of shares of beneficial interest of the Target Fund;

(4) the Evergreen Fund Trust has the power to execute, deliver and perform its obligations under this Plan;

(5) this Plan has been duly authorized, executed and delivered by the Evergreen Fund Trust with respect to the Target Fund, and the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Declaration of Trust or By-Laws of the Evergreen Fund Trust or any Material Agreement or any law, rule or regulation to which the Evergreen Fund Trust is a party or by which it is bound;

(6) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Evergreen Fund Trust of the Reorganization, or for the execution and delivery of the Evergreen Fund Trust's Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, or that may be required under state securities laws, or the HSR Act; and

(7) assuming due authorization, execution and delivery of this Plan by each of the parties hereto, and assuming that the current prospectus and statement of additional information of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement, if applicable, comply with the 1933 Act, the 1934 Act and the 1940 Act, this Plan represents a valid and binding obligation of the Evergreen Fund Trust, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of this Plan, the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material and the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan, (v) rely on certificates (reasonably acceptable to the WFA Fund Trust) of officers or directors/trustees of the Evergreen Fund Trust, (vi) assume that each of this Plan and each Material Agreement is governed by the laws of the State of Delaware or the Commonwealth of Massachusetts, and (vii) assume that each of this Plan and each Material Agreement would be enforced as written.

(f) The WFA Fund Trust shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which each Acquiring Fund and its shareholders may rely, based upon factual representations made in certificates provided to Proskauer Rose LLP by the WFA Fund Trust and the Selling Fund Trust in a form reasonably satisfactory to the WFA Fund Trust substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.

(g) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(h) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

(i) The Selling Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.

(j) If the Reorganization is an Active Reorganization, the WFA Fund Trust shall have received a letter dated as of the effective date of the Registration Statement, if applicable, from KPMG addressed to the Selling Fund Trust and the WFA Fund Trust with respect to the Target Fund and its Corresponding Acquiring Fund that is not a Shell Acquiring Fund in form and substance reasonably satisfactory to the WFA Fund Trust to the effect that on the basis of limited procedures as reasonably agreed to by the WFA Fund Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of the Unaudited Financial Statements and making inquiries of appropriate officials of the WFA Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters:

(1) KPMG is an independent certified public accountant with respect to the Target Fund within the meaning of the 1933 Act and the applicable published rule and regulations thereunder;

(2) the Unaudited Financial Statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(3) the data used in the preparation of the relevant unaudited pro forma financial statements and relevant pro forma adjustments included in the Registration Statement agree, in all material respects, with the underlying accounting records of the Target Fund(s) and Acquiring Fund, respectively, or to schedules prepared by officers of the Selling Fund Trust or the WFA Fund Trust, as appropriate, having responsibility for financial and reporting matters;

(4) the data used in the calculation of any expense ratios of the Target Fund appearing in the Registration Statement agree, in all material respects, with the underlying accounting records of the Target Fund or with pro forma data provided by officers of the appropriate Selling Fund Trust having responsibility for financial and reporting matters; and

(5) the information relating to the Target Fund appearing in the Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of the Target Fund, or from schedules prepared by officers of the appropriate Selling Fund Trust having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.

The WFA Fund Trust also shall have received a letter dated as of the Closing Date stating that KPMG has agreed the relevant unaudited pro forma financial statements and relevant pro forma adjustments, the expense ratios and other information expressed in dollars or percentages, as noted in clauses (3), (4), and (5) of this Section 8(j), with the Registration Statement filed as of the Closing Date.

(k) If the Reorganization is a Shell Reorganization, the WFA Fund Trust shall have received a letter dated as of the effective date of the Registration Statement, if applicable, from KPMG addressed to the Selling Fund Trust and the WFA Fund Trust with respect to each Target Fund in a Shell Reorganization in form and substance reasonably satisfactory to the WFA Fund Trust to the effect that on the basis of limited procedures as reasonably agreed to by the WFA Fund Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards):

(1) KPMG is an independent certified public accountant with respect to the Target Fund within the meaning of the 1933 Act and the applicable published rule and regulations thereunder;

(2) the data used in the calculation of any expense ratio of the Target Fund appearing in the Registration Statement agree, in all material respects, with the underlying accounting records of the Target Fund, or with pro forma data provided by officers of the Selling Fund Trust having responsibility for financial and reporting matters; and

(3) the information relating to the Target Fund appearing in the Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of the Target Fund, or from schedules prepared by officers of the Selling Fund Trust having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.

The WFA Fund Trust also shall have received a letter dated as of the Closing Date stating that KPMG has agreed the expense ratios and other information expressed in dollars or percentages, as noted in clauses (2) and (3) of this Section 8(k), with the Registration Statement filed as of the Closing Date.

(l) Except to the extent prohibited by law, and unless, in the opinion of Proskauer Rose LLP, a Target Fund's Reorganization constitutes a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code prior to the Valuation Time, each Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders, with respect to taxable periods or years ending on or before the Effective Time for which the Target Fund is eligible to take a deduction for dividends paid, all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any.

(m) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 11 of this Plan.

(n) The Selling Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.

(o) The Selling Fund Trust shall have delivered to the WFA Fund Trust, or shall have made provision for delivery as promptly as practicable after the Effective Time of, a statement, accurate and complete in all material respects, of (i) Assets of the Target Fund, showing the tax basis of such Assets for federal income tax purposes by lot and the holding periods of such Assets for such purposes, as of the Valuation Time; and (ii) the tax books and records of each Target Fund for preparing any tax returns required by law to be filed after the Closing Date.

9. Tax Matters. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a "reorganization," within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

10. Survival of Representations and Warranties. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.

11. Termination of Plan. The Board of either a Selling Fund Trust or a WFA Fund Trust, as the case may be, may terminate this Plan with respect to any Reorganization, by majority vote, upon notice to the other party, if: (i) the conditions precedent set forth in Sections 7 or 8, as the case may be, are not satisfied on the Closing Date; (ii) it becomes reasonably apparent to such Board that such conditions precedent will not be satisfied on the Closing Date; or (iii) it determines that the consummation of the Reorganization is not in the best interests of the shareholders of any of its participating Funds. The termination of this Plan with respect to any Reorganization shall not affect the continued effectiveness of this Plan with respect to any other Reorganization. No Trust or Fund or any Trustee, officer, or agent or any thereof shall incur any liability or other obligation, by way of damages or otherwise, for any determination by its Board of Trustees not to consummate any Reorganization for any reason or for any breach of any provision of this Agreement that results in such Reorganization's not being consummated.

12. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

13. Amendments. The parties may, by written agreement, amend this Plan or any annex or schedule to this Plan with respect to any Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund's shareholders approve of the Reorganization. After a Target Fund's shareholders approve a Reorganization; provided, however, that, after approval of this Plan by shareholders of the Target Fund, the parties may not amend this Plan in a manner that materially adversely affects the interests of the Target Fund's shareholders with respect to that Reorganization. This Section shall not preclude the parties from changing the Valuation Time, Closing Date or the Effective Time of a Reorganization.

14. Waivers. At any time prior to the Closing Date, a WFA Fund Trust or a Selling Fund Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it herein or (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Each of a WFA Fund Trust and a Selling Fund Trust agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

15. Limitation on Liabilities. The obligations of a WFA Fund Trust or a Selling Fund Trust shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of the WFA Fund Trust or the Selling Fund Trust personally, but shall bind only the Assets and property of the particular Fund, in respect of which the obligations arise. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.

Each of the parties hereby acknowledges that use of this form of agreement, governing multiple Reorganizations by various Funds, is for ease of administration only, and it is hereby acknowledged and agreed that by executing this Plan each WFA Fund Trust and each Selling Fund Trust shall be deemed to have entered into and executed a separate agreement with respect to each of its Funds separately with the other Fund(s) (and only such other Fund(s)) with which this Plan contemplates it will enter into a Reorganization, Wells Fargo Funds Management, and EIMC, each such agreement containing terms and provisions identical to those contained in this Plan, and without reference to any other entity. Notwithstanding any other provision of this Plan, each Reorganization shall for all purposes be and be deemed to be entered into between the entities named on Annex A as parties to such Reorganization, Wells Fargo Funds Management, and EIMC, and no other person or entity, whether listed on Annex A or not, shall have any obligation or incur any liability in respect of such Reorganization. For clarity and without limiting the foregoing, where a series of shares of a Trust is a party to a Reorganization, the obligations under this Plan of such series (or of the Trust with respect to such series) in respect of such Reorganization shall be those of such series alone, and shall not be obligations of or binding on (or satisfied out of the assets of) the Trust generally or any other series of the Trust.

16. Indemnification. Each WFA Fund Trust with respect to each of its series that is an Acquiring Fund agrees to indemnify and hold harmless each of the Corresponding Target Fund, the trustees of the Evergreen Fund Trust of which it is a series, and the officers and agents of such Evergreen Fund Trust (each, an "Indemnified Party" and collectively, the "Indemnified Parties") against any and all expenses, losses, claims, damages, and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus/Proxy Statement, the Acquiring Fund's prospectus or statement of additional information, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit, or proceeding, or threatened claim, action, suit, or proceeding made with the consent of Acquiring Fund, such consent not to be unreasonably withheld; unless such statement or omission was made based on and in accordance with information furnished by the Indemnified Party that is seeking indemnification hereunder in writing for use in the Registration Statement. An Indemnified Party will notify the Acquiring Fund in writing within thirty days after the receipt by such Indemnified Party of any notice of legal process or any suit brought against or claim made against such Indemnified Parties as to any matters covered by this Section 16. Each WFA Fund Trust with respect to each of its series that is an Acquiring Fund shall be entitled to participate at its own expense in the defense of any action, suit, or other proceeding covered by this Section 16, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties in question the defense of any such action, suit, or other proceeding, and, if the WFA Fund Trust with respect to the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such action, suit, or other proceeding at their own expense (except as provided below in this paragraph). Notwithstanding the foregoing, counsel selected by an Indemnified Party shall conduct the defense of the such Indemnified Party to the extent reasonably determined by such counsel to be necessary to protect the interests of the Indemnified Party, and the WFA Fund Trust shall indemnify the Indemnified Party for the expenses of such defense, if (1) the Indemnified Party reasonably determines that there may be a conflict between the positions of the Indemnified Party and the positions of any other Indemnified Party or other parties to the action, suit or other proceeding that are indemnified by the WFA Fund Trust or any of its affiliates and not represented by separate counsel, or the Indemnified Party otherwise reasonably concludes that representation of both the Indemnified Party and any such other Indemnified Parties or other parties by the same counsel would not be appropriate, or (2) the action, suit or proceeding involves the Indemnified Party, but not the WFA Fund Trust nor any such other Indemnified Party or other party who is indemnified by the WFA Fund Trust or any of its affiliates, and the Indemnified Party reasonably withholds consent to being represented by counsel selected by the WFA Fund Trust. If the WFA Fund Trust shall not have elected to assume the defense of any such action, suit or proceeding for an Indemnified Party within thirty days after receiving written notice thereof from the Indemnified Party, the WFA Fund Trust shall be deemed to have waived any right it might otherwise have to assume such defense.

Each WFA Fund Trust's obligation with respect to any of its series that is an Acquiring Fund under this Section 16 to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that the WFA Fund Trust with respect to that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages, and liabilities required to be paid by it under this Section 16 without the necessity of the Indemnified Parties' first paying the same. Each WFA Fund Trust with respect to each of its series that is an Acquiring Fund will promptly pay all expenses, including without limitation accountants' and counsel fees, incurred by an Indemnified Party from time to time in the defense or investigation of any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, upon demand by such Indemnified Party in advance of the final disposition of any such action, suit, or other proceeding; provided that the Indemnified Party shall have undertaken to repay the amounts so paid to him or her if it is ultimately determined by a court of competent jurisdiction upon a final, non-appealable adjudication that indemnification of such expenses is not authorized under this Section 16. The phrase "action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body," wherever used in this Section 16, includes without limitation any threatened, pending, or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, review, hearing, or any formal or informal inquiry, exam, inspection, audit, or investigation, or any other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative, regulatory, or investigative, and whether by or on behalf of any court, the SEC, or any other federal, state, or other governmental, regulatory, or administrative body, authority, or agency, or any self-regulatory organization, of any kind.

17. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be sent by a reputable overnight express carrier, or by registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

For each Evergreen Fund Trust with respect to any Target Fund of a Evergreen Fund Trust:

Evergreen Investment Management Company
200 Berkeley Street,
Boston, Massachusetts 02116
Attn.: Legal Department

With a copy (which will not constitute notice) sent at the same time and by the same means to:

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624
Attention: Timothy W. Diggins

For each WFA Fund Trust with respect to any Acquiring Fund and any Target Fund of a WFA Fund Trust:

Karla M. Rabusch, President
Wells Fargo Funds Trust
Wells Fargo Variable Trust
525 Market Street, 12th Floor
San Francisco, CA 94105

With a copy (which will not constitute notice) sent at the same time and by the same means to:

C. David Messman, Secretary
Wells Fargo Funds Trust
Wells Fargo Variable Trust
45 Fremont Street, 26th Floor
San Francisco, CA 94105

18. Expenses. EIMC and Wells Fargo Funds Management hereby agree, jointly and severally, to bear all expenses incurred by any party hereto in connection with the Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

19. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
WELLS FARGO VARIABLE TRUST
for themselves and with respect to the Acquiring Funds and the Target Funds that are their series as listed in Annex A:

ATTEST:

By:
Name: C. David Messman
Title: Secretary

By:
Name: Karla M. Rabusch
Title: President

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

EVERGREEN FUND TRUST,
EVERGREEN EQUITY TRUST
EVERGREEN FIXED INCOME TRUST
EVERGREEN INTERNATIONAL TRUST
EVERGREEN MONEY MARKET TRUST
EVERGREEN MUNICIPAL TRUST
EVERGREEN SELECT EQUITY TRUST
EVERGREEN SELECT FIXED INCOME TRUST
EVERGREEN SELECT MONEY MARKET TRUST
EVERGREEN VARIABLE ANNUITY TRUST
for themselves and with respect to the Target Funds that are their series as listed in Annex A:

ATTEST:

By:
Name:                         Name:
Title: Secretary             Title: President

WELLS FARGO FUNDS MANAGEMENT, LLC (a party to this Plan as to Section 18 only)

ATTEST:

By:
Name: C. David Messman
Title: Secretary

By:
Name: Andrew Owen
Title: Senior Vice President

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
(a party to this Plan as to Section 18 only)

ATTEST:

By:
Name:                      Name:
Title: Secretary          Title: Vice President

ANNEX A

ACTIVE REORGANIZATION TABLE
Target Fund	Acquiring Fund	Closing Date
Evergreen Fundamental Mid Cap Value Fund Class A Class B Class C Institutional Class	Special Mid Cap Value Fund Class A Class A Class C Institutional Class
Evergreen Mid Cap Growth Fund Class A Class B Class C Institutional Class	Mid Cap Growth Fund Class A Class B Class C Institutional Class
Evergreen International Equity Fund Class A Class B Class C Institutional Class Class R	International Equity Fund Class A Class B Class C Institutional Class (new class) Class R (new class)
Evergreen Short-Intermediate Municipal Bond Fund Class A Class B Class C Institutional Class	Short-Term Municipal Bond Fund Class A Class A Class C Class A
Evergreen Intermediate Municipal Bond Fund Class A Class B Class C Institutional Class Institutional Service Class	Intermediate Tax/AMT-Free Fund Class A Class A Class C Administrator Class Class A
Evergreen High Income Municipal Bond Fund Class A Class B Class C Institutional Class	Municipal Bond Fund Class A Class B Class C Institutional Class
Evergreen Municipal Bond Fund Class A Class B Class C Institutional Class	Municipal Bond Fund Class A Class B Class C Institutional Class
Evergreen California Municipal Bond Fund Class A Class B Class C Institutional Class	California Tax-Free Fund Class A Class B Class C Administrator Class
WFA Strategic Income Fund Class A Class B Class C	High Income Fund Class A Class B Class C
Evergreen Core Plus Bond Fund Class A Class B Class C Institutional Class	Income Plus Fund Class A Class B Class C Institutional Class
Evergreen U.S. Government Fund Class A Class B Class C Institutional Class	Government Securities Fund Class A Class B Class C Administrator Class
Evergreen Municipal Money Market Fund Class A Institutional Class Class S	Municipal Money Market Fund Class A (new class) Service Class (new class) Sweep Class (new class)
Evergreen Institutional 100% Treasury Money Market Fund Institutional Service Class Institutional Class	100% Treasury Money Market Fund Service Class Institutional Class (new class)
Evergreen Treasury Money Market Fund Class A Institutional Class Class S	Treasury Plus Money Market Fund Class A Service Class Sweep Class (new class)
Evergreen Institutional Treasury Money Market Fund Institutional Service Class Participant Class Administrative Class Investor Class Institutional Class	Treasury Plus Money Market Fund Service Class Service Class Institutional Class Institutional Class Institutional Class
Evergreen U.S. Government Money Market Fund Class A Class S	Government Money Market Fund Class A Sweep Class (new class)
Evergreen Institutional U.S. Government Money Market Fund Institutional Service Class Participant Class Investor Class Institutional Class	Government Money Market Fund Service Class Service Class Institutional Class
Evergreen Prime Cash Management Money Market Fund Institutional Service Class Participant Class Administrative Class Investor Class Institutional Class	Heritage Money Market Fund Service Class (new class) Service Class (new class) Institutional Class Institutional Class Institutional Class
Evergreen Institutional Money Market Fund Institutional Service Class Participant Class Administrative Class Investor Class Institutional Class	Heritage Money Market Fund Service Class (new class) Service Class (new class) Institutional Class Institutional Class Institutional Class
Evergreen Money Market Fund Class A Class B Class C Institutional Class Class S	Money Market Fund Class A Class B Class C (new class) Service Class (new class) Daily Class (new class)
WFA Overland Express Sweep Unnamed Class	Money Market Fund Daily Class (new class)
Evergreen VA Core Bond Fund Class 1 (will be liquidated) Class 2	VT Total Return Bond Fund N/A Class 2 (formerly unnamed class)
Evergreen VA Special Values Fund Class 1 Class 2	VT Small Cap Value Fund Class 1 (new class) Class 2 (formerly unnamed class)
Evergreen VA Growth Fund Class 1 Class 2	VT Small Cap Growth Fund Class 1 (new class) Class 2 (formerly unnamed class)
Evergreen VA International Equity Fund Class 1 Class 2	VT International Equity Fund Class 1 (new class) Class 2 (formerly unnamed class)
WFA Diversified Bond Fund Administrator Class	Total Return Bond Fund Administrator Class
WFA Aggressive Allocation Fund Administrator Class	Growth Balanced Fund Administrator Class
WFA Growth Equity Fund Class A Class B Class C Administrator Class Institutional Class	Diversified Equity Fund Class A Class B Class C Administrator Class Administrator Class
WFA Large Cap Appreciation Fund Class A Class B Class C Administrator Class Institutional Class	Capital Growth Fund Class A Class A Class C Administrator Class Institutional Class
WFA Stable Income Fund Class A Class B Class C Administrator Class	Ultra Short-Term Income Fund Class A Class A Class C Administrator Class

SHELL REORGANIZATION TABLE
Target Fund	Acquiring Fund	Closing Date
Evergreen Equity Income Fund Class A Class B Class C Institutional Class Class R	Classic Value Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class) Class R (new class)
WFA Specialized Financial Services Fund Class A Class B Class C	Classic Value Fund (New Shell) Class A (new class) Class B (new class) Class C (new class)
Evergreen Disciplined Value Fund Class A Class B Class C Institutional Class	Disciplined Value Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)
WFA Equity Income Fund Class A Class B Class C Administrator Class	Disciplined Value Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)
WFA U.S. Value Fund Class A Class B Class C Administrator Class Investor Class	Disciplined Value Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class) Investor Class (new class)
Evergreen Golden Large Cap Core Fund Class A Class B Class C Institutional Class	Large Cap Core Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Institutional Class (new class)
WFA Large Company Core Fund Class A Class B Class C Administrator Class Investor Class Institutional Class	Large Cap Core Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class) Investor Class (new class) Institutional Class (new class)
Evergreen Large Company Growth Fund Class A Class B Class C Institutional Class	Premier Large Company Growth Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)
WFA Large Company Growth Fund Class A Class B Class C Administrator Class Investor Class Institutional Class	Premier Large Company Growth Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class) Investor Class (new class) Institutional Class (new class)
Evergreen Special Values Fund Class A Class B Class C Institutional Class Class R	Special Small Cap Value Fund (New Shell) Class A (new class) Class B (new class) Class C(new class) Administrator Class (new class) Class A (new class)
Evergreen Small Cap Value Fund Class A Class B Class C Institutional Class	Special Small Cap Value Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)
Evergreen Emerging Markets Growth Fund Class A Class B Class C Institutional Class	Emerging Markets Equity Fund II (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)
WFA Emerging Markets Equity Fund Class A Class B Class C Administrator Class	Emerging Markets Equity Fund II (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)
Evergreen California Municipal Money Market Fund Class A Institutional Class Class S	California Municipal Money Market Fund (New Shell) Class A Service Class Sweep Class (new class)
Evergreen VA Omega Fund Class 1 Class 2	VT Omega Growth Fund (New Shell) Class 1 (new class) Class 2 (new class)
WFA VT Large Company Growth Fund Unnamed share class / Class 2	VT Omega Growth Fund (New Shell) Class 2 (new class)
Evergreen VA Fundamental Large Cap Fund Class 1 Class 2	VT Core Equity Fund (New Shell) Class 1 (new class) Class 2 (new class)
WFA VT Large Company Core Fund Unnamed share class / Class 2	VT Core Equity Fund (New Shell) Class 2 (new class)
WFA VT Equity Income Fund Unnamed share class / Class 2	VT Intrinsic Value Fund (New Shell) Class 2 (new class)
Evergreen Intrinsic Value Fund Class A Class B Class C Institutional Class	Intrinsic Value Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)
Evergreen Enhanced S&P 500 Fund Class A Class B Class C Institutional Class Institutional Service Class	Disciplined U.S. Core Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class) Class A (new class)
Evergreen Fundamental Large Cap Fund Class A Class B Class C Institutional Class	Core Equity Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)
Evergreen Omega Fund Class A Class B Class C Class R Institutional Class	Omega Growth Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Class R (new class) Administrator Class (new class)
Evergreen Golden Core Opportunities Fund Class A Class B Class C Institutional Class	Small/Mid Cap Core Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)
Evergreen Global Large Cap Equity Fund Class A Class B Class C Institutional Class	Disciplined Global Equity Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)
Evergreen Global Opportunities Fund Class A Class B Class C Institutional Class	Global Opportunities Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)
Evergreen Intrinsic World Equity Fund Class A Class B Class C Institutional Class	Intrinsic World Equity Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)
Evergreen Strategic Municipal Bond Fund Class A Class B Class C Institutional Class	Strategic Municipal Bond Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)
Evergreen North Carolina Municipal Bond Fund Class A Class B Class C Institutional Class	North Carolina Tax-Free Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Institutional Class (new class)
Evergreen Pennsylvania Municipal Bond Fund Class A Class B Class C Institutional Class	Pennsylvania Tax-Free Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)
Evergreen Adjustable Rate Fund Class A Class B Class C Institutional Class Institutional Service Class	Adjustable Rate Government Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class) Class A (new class)
Evergreen International Bond Fund Class A Class B Class C Institutional Class Institutional Service Class	International Bond Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class) Class A (new class)
Evergreen New Jersey Municipal Money Market Fund Class A Institutional Class Class S	New Jersey Municipal Money Market Fund (New Shell) Class A (new class) Service Class (new class) Sweep Class (new class)
Evergreen New York Municipal Money Market Fund Class A Institutional Class Class S	New York Municipal Money Market Fund (New Shell) Class A (new class) Service Class (new class) Sweep Class (new class)
Evergreen Pennsylvania Municipal Money Market Fund Class A Institutional Class Class S	Pennsylvania Municipal Money Market Fund (New Shell) Class A (new class) Service Class (new class) Sweep Class (new class)
Evergreen Health Care Fund Class A Class B Class C Institutional Class	Health Care Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)
Evergreen Precious Metals Fund Class A Class B Class C Institutional Class	Precious Metals Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)
Evergreen Utility & Telecommunications Fund Class A Class B Class C Institutional Class	Utility & Telecommunications Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)
Evergreen Asset Allocation Fund Class A Class B Class C Institutional Class Class R	Asset Allocation Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class) Class R (new class)
Evergreen Diversified Capital Builder Fund Class A Class B Class C Institutional Class	Diversified Capital Builder Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)
Evergreen Diversified Income Builder Fund Class A Class B Class C Institutional Class	Diversified Income Builder Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)
Evergreen Strategic Growth Fund Class A Class B Class C Class R Institutional Service Class Institutional Class	Strategic Large Cap Growth Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Class R (new class) Class A (new class) Institutional Class (new class)
Evergreen Institutional Municipal Money Market Fund Institutional Service Class Participant Class Administrative Class Investor Class Institutional Class	Municipal Cash Management Money Market Fund (New Shell)
Service Class (new class)
Service Class (new class)
Institutional Class (new class)
Institutional Class (new class)
Institutional Class (new class)
WFA VT C&B Large Cap Value Unnamed Class / Class 2	VT Intrinsic Value (New Shell) Class 2 (new class)
Evergreen Growth Fund Class A Class B Class C Institutional Class	Traditional Small Cap Growth Fund (New Shell) Class A (new class) Class A (new class) Class A (new class) Institutional Class (new class)
Evergreen Small-Mid Growth Fund Class A Institutional Class	Growth Opportunities Fund (New Shell) Class A (new class) Institutional Class (new class)
Evergreen High Income Fund Class A Class B Class C Institutional Class	High Yield Bond Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)

SCHEDULE A

MATERIAL AGREEMENTS

[To Follow]

EXHIBIT A

WELLS FARGO FUNDS TRUST
WELLS FARGO VARIABLE TRUST
525 Market Street, 12th Floor
San Francisco, California 94105

[_____________, 2010]

To each of the Persons
Named on Appendix A
(each, a "Current Trustee" and
collectively, the "Current Trustees")

It is anticipated that in the future substantially all of the investment companies managed or sponsored by Evergreen Investment Management Company LLC ("EIMCO") or its affiliates (each, an "Evergreen Fund") will be reorganized in transactions involving in each case one or more acquiring Wells Fargo Advantage Funds (each, a "Wells Fargo Fund") that are part of Wells Fargo Funds Trust or Wells Fargo Variable Trust (each, a "Trust"), in which the Evergreen Fund will not be the surviving corporate entity (although it may be the so-called "accounting" or "performance" survivor). The other Evergreen Funds will not be so reorganized, but it is expected that (i) they will be liquidated or (ii) that the persons then serving as trustees of one or more Wells Fargo Funds will be elected to serve as trustees of those Evergreen Funds, and that the terms of office of some or all of the then-existing trustees of the Evergreen Funds will terminate.

Each Current Trustee serves as a trustee of the Evergreen Funds and may from time to time be subject to claims by or on behalf of, or actual or potential liabilities to, one or more of the Evergreen Funds, successors in interest to one or more of the Evergreen Funds, or other persons, relating directly or indirectly to his or her service as a trustee of the Evergreen Funds. The Evergreen Funds have, with the assistance of EIMCO or its affiliates, purchased insurance which may be available to the Current Trustees in the future to protect the Current Trustees against such claims or liabilities, and the costs of investigating and defending against them, and the Evergreen Funds [and/or the Wells Fargo Funds] may purchase additional insurance in the future. In addition, the Current Trustees may have existing rights to receive advancement of expenses and/or be indemnified by one or more of the Evergreen Funds themselves for any costs, fees, expenses, damages, liabilities, or other losses incurred by them in connection with or as a result of such claims. All such existing rights to advancement of expenses and/or indemnification are hereinafter referred to as "Existing Rights".

It is anticipated that the surviving Wells Fargo Fund in each reorganization transaction involving an Evergreen Fund will assume the liabilities and obligations of the Evergreen Fund, including in respect of advancement of expenses and indemnification for the benefit of the Current Trustees.

In order to ensure that each Current Trustee maintains and preserves all Existing Rights in respect of advancement of expenses and indemnification, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Trust hereby irrevocably agrees with respect to each Wells Fargo Fund as follows, for the benefit of each Current Trustee:

1(a) The Wells Fargo Fund shall indemnify and hold harmless each Current Trustee, together with each Current Trustee's spouse, family, estates, heirs, executors, administrators, and personal representatives (each indemnified person referred to as a "Covered Person") against all costs, fees, expenses, damages, liabilities, or other losses, including but not limited to amounts paid in satisfaction of judgments, in settlement or other compromise, or as fines and penalties, and fees and expenses, including reasonable accountants' and counsel fees, incurred by such Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party, witness or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been a trustee of any Evergreen Fund, except with respect to any matter as to which (and then only to the extent that) such Covered Person shall have been finally adjudicated in such action, suit, or other proceeding (such adjudication not being subject to appeal) (i) not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of any Evergreen Fund; or (ii) to be liable to the Evergreen Fund in question or its shareholders by reason of such Covered Person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office; or (iii) for a criminal proceeding, to have had reasonable cause to believe that his or her conduct was unlawful (the conduct described in (i), (ii), and (iii) being referred to hereafter as "Disabling Conduct").

(b) Expenses, including without limitation accountants' and counsel fees so incurred by such Covered Person shall be paid promptly from time to time by the Wells Fargo Fund upon demand by any Covered Person in advance of the final disposition of any such action, suit, or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to him or her if it is ultimately determined by a court of competent jurisdiction upon a final, non-appealable adjudication that indemnification of such expenses is not authorized under this letter agreement because such expenses were the direct result of such Current Trustee's Disabling Conduct.

(c) The phrase "action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body," wherever used in this letter agreement, includes without limitation any threatened, pending, or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, review, hearing, or any formal or informal inquiry, exam, inspection, audit, or investigation, or any other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative, regulatory, or investigative, and whether by or on behalf of any court, the Securities and Exchange Commission, or any other federal, state, or other governmental, regulatory, or administrative body, authority, or agency, or any self-regulatory organization, of any kind.

2. To the extent that any Covered Person is, by reason of a Current Trustee's service to an Evergreen Fund, a witness for any reason in any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or any federal, state, or other governmental, regulatory, or administrative body, authority or agency, or any self-regulatory organization, of any kind, to which such Covered Person is not a party, such Covered Person shall be indemnified against, and the Wells Fargo Fund will advance to the Covered Person upon demand payment for, any and all expenses, including reasonable accountants' or counsel fees, actually and reasonably incurred or expected to be incurred by such Covered Person in connection therewith.

3.(a) If and to the extent that proceeds of any insurance or of any rights to indemnification to which a Covered Person is entitled are in the actual possession or control of the Covered Person and are currently available to pay any liabilities and expenses as to which the Wells Fargo Fund has an indemnification obligation under this letter agreement (and are not currently available, in the reasonable judgment of the Covered Person, to pay other liabilities or expenses as to which the Wells Fargo Fund does not have any indemnification obligation under this letter agreement), the amount of the indemnification obligation of the Wells Fargo Fund under this letter agreement in respect of such liability or expense shall be reduced by the amount of such proceeds in the actual possession or control of the Covered Person and available for such payment.

(b) If and to the extent that, after the Wells Fargo Fund has paid amounts to a Covered Person by way of indemnification under this letter agreement in respect of any liability or expense, proceeds of any insurance or of any other rights to indemnification to which a Covered Person is entitled in respect of such liability or expense come into the actual possession or control of the Covered Person and are currently available for payment by the Covered Person to the Wells Fargo Fund and are not available (and will not become available) to pay or reimburse the Covered Person for any present or anticipated liability or expense for which the Wells Fargo Fund has not previously provided indemnity under this letter agreement, then the Covered Person shall repay to the Wells Fargo Fund any amounts previously paid to him by the Wells Fargo Fund by way of indemnification under this letter agreement up to the amount of such proceeds in the actual possession or control of the Covered Person and available for such payment.

(c) If a Covered Person actually becomes aware that any insurance or indemnification rights are available to the Covered Person to pay, or to reimburse the payment of, any liability or expense for which the Wells Fargo Fund has previously provided indemnification under this letter agreement or may be called upon to provide indemnification under this letter agreement, then such Covered Person shall, upon reasonable request by the Wells Fargo Fund and at the expense of the Wells Fargo Fund, take such reasonable steps as the Wells Fargo Fund may specify to obtain the benefit of such insurance or indemnification rights in respect of such liability or expense; provided, however, that the Wells Fargo Fund may not delay payment for any reason and shall not be relieved from its indemnification obligations under this letter agreement while any efforts to obtain such benefit are pending.

4. The right of indemnification provided by this letter agreement shall not expand, diminish or otherwise affect Existing Rights of any Current Trustee, and shall not be exclusive of and shall not expand, diminish or otherwise affect any other rights to which any Covered Person may be entitled. Nothing contained in this letter agreement shall affect any other right to indemnification to which any Covered Person may be entitled by contract or otherwise.

5. Each Trust and each Wells Fargo Fund is committing on its own behalf to its obligations under this letter agreement separately from each other Trust and Wells Fargo Fund and not jointly or jointly and severally. This letter agreement is binding upon all successors of each Wells Fargo Fund.

6. If any provision of this letter agreement shall be held to be invalid, illegal, or unenforceable, in whole or in part, for any reason whatsoever, (i) the validity, legality, and enforceability of the remaining provisions (including, without limitation, each portion of this letter agreement containing any provision that is not by itself invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the remaining provisions of this letter agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

7. No supplement, modification, or amendment of this letter agreement shall be binding unless executed in writing by all of the parties (or their respective successors or legal representatives) hereto. Any waiver by any party of any breach of any other party of any provision contained in this letter agreement to be performed by such other party must be in writing and signed by the waiving party (or such party's successor or legal representative), and no such waiver shall be deemed a waiver of similar or other provisions at the same or any previous or subsequent time.

8. This letter agreement may be executed in one or more counterparts, each of which shall be an original, and all of which when taken together shall constitute one agreement. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

9. Each Trust hereby submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if jurisdiction will not lie in such Court, in the superior court of the State of Delaware or the federal district court located in Delaware, with respect to any action, suit, or proceeding with respect to this letter agreement.

Each Trust, with respect to each Wells Fargo Fund, acknowledges and agrees that each Current Trustee may rely on the Wells Fargo Fund's undertakings in this letter agreement.

Very truly yours,

WELLS FARGO FUNDS TRUST
WELLS FARGO VARIABLE TRUST

By:__________________________
Name:
Tile:

Agreed and Accepted:

____________________________
[signature line for each Trustee]

Appendix A

[Names of Evergreen Trustees as of June 30, 2010]

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

EVERGREEN SELECT EQUITY TRUST

EVERGREEN SELECT FIXED INCOME TRUST

"FORM OF"AGREEMENT AND PLAN OF REORGANIZATION

Dated as of __________________

This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this [insert date], by and among Wells Fargo Funds Trust ("WFA Funds Trust"), a Delaware statutory trust, for itself and with respect to each of its series that is an Acquiring Fund, as defined below, WFA Funds Trust and each Acquiring Fund acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; Wells Fargo Master Trust ("WFA Master Trust"), a Delaware statutory trust, for itself and with respect to each of its series that is a Master Portfolio, as defined below, WFA Master Trust and each Master Portfolio acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; Evergreen Select Equity Trust and Evergreen Select Fixed Income Trust (each an "Evergreen Fund Trust"), each a Delaware statutory trust, for itself and with respect to each of its series that is a Target Fund, as defined below, each Evergreen Fund Trust and Target Fund acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; as to Section 18 of this Plan only, Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management"), the investment adviser to each series of WFA Funds Trust and WFA Master Trust; and as to Section 18 of this Plan only, Evergreen Investment Management Company, LLC ("Evergreen Investments"), the investment adviser to each series of each Evergreen Fund Trust;

WHEREAS, WFA Funds Trust, WFA Master Trust and the Evergreen Fund Trusts are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, Wells Fargo Funds Management and Evergreen Investments are "affiliated persons" of each other under Section 2(a)(3)(C) of the 1940 Act due to their common ownership;

WHEREAS, each Acquiring Fund is a feeder fund in a "master/feeder fund structure" that invests substantially all of its net investable assets in a Master Portfolio whose investment objective and investment strategies are substantially similar to those of the feeder fund;

WHEREAS, the parties desire that: 1) each Master Portfolio acquire the Assets of its Corresponding Target Fund, as defined below, in return for interests reflecting a beneficial interest in the Master Portfolio ("Corresponding Master Portfolio Interests") of equal value; and 2) each Corresponding Target Fund, immediately thereafter, acquires shares of its Corresponding Acquiring Fund, as defined below, and each such Corresponding Acquiring Fund assumes all of the Liabilities of such Corresponding Target Fund in return for all of the Corresponding Target Fund's Assets (comprising of the Corresponding Master Portfolio Interests received by such Corresponding Target Fund); and 3) that such shares of the Acquiring Fund be distributed to the shareholders of the Corresponding Target Fund in connection with the liquidation and termination of the Corresponding Target Fund (each transaction between a Master Portfolio, its Corresponding Acquiring Fund and its Corresponding Target Fund, a "Reorganization");

WHEREAS, this Plan contemplates multiple Reorganizations but is intended to have effect in respect of each Reorganization as a separate agreement and plan of reorganization between a Master Portfolio, one Corresponding Acquiring Fund and one Corresponding Target Fund and is to be read and interpreted accordingly;

WHEREAS, WFA Master Trust acting for itself and with respect to each Master Portfolio, WFA Funds Trust acting for itself and with respect to each Acquiring Fund, and each Evergreen Fund Trust acting for itself and with respect to each Target Fund, is acting separately from all of the other parties and their series, as applicable, and not jointly or jointly and severally with any other party;

WHEREAS, without limiting the foregoing, references in this Plan to "Evergreen Fund Trust" or otherwise to parties to this Plan shall be references only to the Evergreen Fund Trust whose series are engaged in any specific Reorganization transaction; and

WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Acquiring Fund and its Corresponding Target Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions.

The following terms shall have the following meanings:

1933 Act	The Securities Act of 1933, as amended.
1934 Act	The Securities Exchange Act of 1934, as amended.
Acquiring Class	The class of shares of an Acquiring Fund that WFA Funds Trust will issue to a Target Fund in respect of the Assets and Liabilities of the Target Fund attributable to the Corresponding Target Class, as set forth in Annex A.
Acquiring Fund	Each Fund listed in the column entitled "Acquiring Fund" in Annex A.
Acquiring Fund Financial Statements	The audited financial statements of an Acquiring Fund for its most recently completed fiscal year together with the unaudited financial statements of the Acquiring Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.
Annex A	Annex A to this Plan, as it may be amended from time to time.
Assets	All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables and receivables for shares sold) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund's books.
Assets List	A list of securities and other Assets of or attributable to a Fund as of the date provided.
Board	The Board of Trustees of WFA Funds Trust, WFA Master Trust or an Evergreen Fund Trust.
Closing Date	The closing date for each Reorganization listed in the column entitled "Closing Date" in Annex A or such other date as the parties may agree to in writing, including any postponements described in the definition of Valuation Time.
Corresponding Acquiring Class	The Acquiring Fund share class set forth opposite a Target Class in Annex A.
Corresponding Acquiring Fund	The Acquiring Fund set forth opposite a Target Fund and a Master Portfolio in Annex A.
Corresponding Master Portfolio	The Master Portfolio set forth opposite a Target Fund and an Acquiring Fund in Annex A.
Corresponding Target Class	The Target Fund share class set forth opposite an Acquiring Class in Annex A.
Corresponding Target Fund	The Target Fund set forth opposite a Master Portfolio and an Acquiring Fund in Annex A.
Effective Time	9:00 a.m. Eastern Time on the Closing Date of a Reorganization, or such other time and date as the parties may agree to in writing.
Fund	An Acquiring Fund, a Master Portfolio or a Target Fund.
HSR Act	The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
Liabilities	All liabilities of, or allocated or attributable to, a Fund, whether known or unknown, accrued or unaccrued, absolute or contingent, conditional or fixed, matured or unmatured. For clarity and without limitation, a Target Fund's Liabilities include all of its present or future obligations (or the obligations of any Evergreen Fund Trust relating to the Target Fund) under or in respect of deferred compensation and as to indemnification (including without limitation with respect to any action, suit, or proceeding, whether or not currently pending or threatened).
Master Portfolio	Each Fund listed in the column entitled "Master Portfolio" in Annex A.
Master Portfolio Financial Statements	The audited financial statements of a Master Portfolio for its most recently completed fiscal year together with the unaudited financial statements of the Master Portfolio for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.
Material Agreements	The agreements set forth in Schedule A, as it may be amended from time to time.
Reorganization Documents	With respect to the Master Portfolio, such bills of sale, assignments, and other instruments of transfer as WFA Master Trust reasonably deems necessary or desirable to effect any Corresponding Target Fund's transfer of all of its rights and title to and interest in its Assets to the Master Portfolio. With respect to an Acquiring Fund, such bills of sale, assignments, and other instruments of transfer as WFA Funds Trust reasonably deems necessary or desirable to effect any Corresponding Target Fund's transfer of all of its rights and title to and interest in its Assets to the Acquiring Fund. With respect to a Target Fund, such instruments of assumption, instruments of transfer, and other documents as the Evergreen Fund Trust in question reasonably deems necessary or desirable to effect the Corresponding Acquiring Fund's assumption of all of the Target Fund's Liabilities.
Schedule A	Schedule A to this Plan, as it may be amended from time to time.
Target Class	The Target Fund share class set forth opposite an Acquiring Class in Annex A.
Target Fund	Each Fund listed in the column entitled "Target Fund" in Annex A.
Target Fund Financial Statements	The audited financial statements of a Target Fund for its most recently completed fiscal year together with the unaudited financial statements of the Target Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.
Valuation Time	With respect to each Reorganization, the last time on the business day immediately preceding the Closing Date, or such other time and date as the parties may agree to in writing, when WFA Master Trust determines the net asset value of the interests of the Master Portfolio as set forth in the Master Portfolio's registration statement on Form N-1A. In the event the New York Stock Exchange or another primary trading market for portfolio securities of the Master Portfolio shall be closed to trading, or trading thereon shall be restricted or trading or the reporting of trading on the New York Stock Exchange or other primary trading market shall be disrupted so that accurate appraisal of the value of the net assets of the Master Portfolio, the Acquiring Fund or any Target Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored. In such event, the Closing Date shall automatically be postponed so that it is the first business day after the Valuation Time.

2. Regulatory Filings. For each Reorganization, WFA Funds Trust whose series is the Acquiring Fund shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities in connection with the Reorganization. WFA Master Trust whose series is a Master Portfolio and each Evergreen Fund Trust whose series is a Corresponding Target Fund shall assist WFA Funds Trust in preparing any such required filings.

3. Transfer of Target Fund Assets. Each Evergreen Fund Trust, with respect to each of its series that is a Target Fund, WFA Master Trust, with respect to each of its series that is a Master Portfolio, and WFA Funds Trust, with respect to each of its series that is an Acquiring Fund, shall take the following steps with respect to each Reorganization involving that Target Fund, Acquiring Fund or Master Portfolio:

(a) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to its Corresponding Master Portfolio. The Target Fund may sell any investment on the Assets List prior to the Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Master Portfolio of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Corresponding Master Portfolio will advise the Target Fund in writing of any investments shown on the Assets List that the Corresponding Master Portfolio has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Corresponding Master Portfolio.

(b) At the Effective Time, the Target Fund, with respect to each Target Class, shall assign, transfer, deliver and convey all of the Assets of the Target Class to its Corresponding Master Portfolio in exchange for full and fractional Corresponding Master Portfolio Interests. The Master Portfolio shall determine the number of Corresponding Master Portfolio Interests to issue and deliver to each Target Class by dividing the value of the Target Fund's Assets attributable to the Target Class by the net asset value of one Corresponding Master Portfolio Interest. Based on this calculation, the Master Portfolio shall issue Corresponding Master Portfolio Interests with an aggregate net asset value equal to the value of the Assets of the Corresponding Target Class.

(c) Immediately thereafter, the Target Class shall assign, transfer, deliver and convey its Assets (comprising of the Corresponding Master Portfolio Interests as described in Section 3(b) of this Plan) to its Corresponding Acquiring Fund. In exchange for the transfer of the Assets, the Corresponding Acquiring Fund shall simultaneously assume the Target Fund's Liabilities and issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Corresponding Acquiring Fund shall determine the number of shares of each Acquiring Class to issue and deliver to its Corresponding Target Class by dividing the value of the Assets net of Liabilities attributable to the Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Corresponding Acquiring Fund shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Liabilities of the Corresponding Target Class. The Corresponding Acquiring Fund shall immediately accept the Target Fund's Assets and assume the Target Fund's Liabilities such that at and after the Effective Time (i) all of the Corresponding Target Fund's Assets shall become and be Assets of its Corresponding Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to the Corresponding Acquiring Fund, and be enforceable against the Corresponding Acquiring Fund to the same extent as if initially incurred by the Corresponding Acquiring Fund.

(d) The parties shall determine the net asset value of the Corresponding Master Portfolio Interests and the value of the Target Fund's Assets to be delivered as described in Section 3(b) of this Plan as of the Valuation Time in accordance with WFA Master Trust's current valuation procedures as described in the then current prospectus or prospectuses or statement or statements of additional information of the Master Portfolio. The parties shall determine the net asset value of the Acquiring Fund shares and the value of the Target Fund's Assets to be conveyed net of Liabilities to be delivered as described in Section 3(c) of this Plan as of the Valuation Time in accordance with WFA Funds Trust's current valuation procedures as described in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(e) The Evergreen Fund Trust shall cause its custodian to transfer the Target Fund's Assets with good and marketable title to the account of its Corresponding Master Portfolio. The Evergreen Fund Trust shall also cause its custodian to transfer all cash in the form of immediately available funds to the account of the Corresponding Master Portfolio. In addition, the Evergreen Fund Trust shall cause its custodian to transfer any Assets that were not transferred to the account of the Corresponding Master Portfolio at the Effective Time to the Corresponding Master Portfolio's account at the earliest practicable date thereafter. The Master Portfolio shall cause its custodian to transfer the Corresponding Master Portfolio Interests with good and marketable title to the account of the Target Fund. Immediately thereafter, the Target Fund shall cause its custodian to transfer its Assets (comprising of the Corresponding Master Portfolio Interests as described in Section 3(b) of this Plan) with good and marketable title to the account of the Corresponding Acquiring Fund. The Acquiring Fund will transfer the Corresponding Acquiring Fund shares with good and marketable title to the account of the Target Fund.

4. Liquidation and Termination of Target Funds, Registration of Shares and Access to Records. Each Evergreen Fund Trust, with respect to each of its series that is a Target Fund, WFA Master Trust, with respect to each of its series that is a Master Portfolio, and WFA Funds Trust, with respect to each of its series that is an Acquiring Fund, shall take the following steps with respect to each Reorganization involving that Target Fund, Master Portfolio or Acquiring Fund:

(a) At or as soon as is reasonably practical after the Effective Time, the Evergreen Fund Trust shall distribute to shareholders of record of each Target Class full and fractional shares of beneficial interest of its Corresponding Acquiring Class pro rata on the basis of the shares of the Target Class owned by such shareholders. Each shareholder also shall have the right to receive, at or as soon as practicable after the Effective Time, any unpaid dividends or other distributions that the Evergreen Fund Trust may have declared with respect to the Target Class shares. WFA Funds Trust shall record on its books the ownership by the shareholders of the Corresponding Acquiring Fund shares. WFA Funds Trust does not issue certificates representing the Acquiring Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. The Evergreen Fund Trust shall wind up the affairs of the Target Fund and shall take all steps as are necessary and proper to dissolve, liquidate and terminate the Target Fund and the Evergreen Fund Trust in accordance with applicable law and regulations and its Declaration of Trust and By-Laws, as soon as is reasonably practicable after the Effective Time.

(b) At and after the Closing Date, the Evergreen Fund Trust, with respect to the Target Fund, shall provide the applicable WFA Funds Trust, with respect to the Corresponding Acquiring Fund, and its transfer agent with immediate access to (i) all of its records containing the names, addresses and taxpayer identification numbers of all of the Target Fund's shareholders and the number and percentage ownership of the outstanding shares of the Target Class owned by each shareholder immediately prior to the Effective Time; and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) in the possession or control of the Evergreen Fund Trust relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Any payments made to service providers in connection with such direction shall be borne by both Wells Fargo Funds Management and Evergreen Investments pursuant to Section 18 of this Plan. As soon as practicable following the Reorganization, the Evergreen Fund Trust shall deliver all books and records with respect to the Target Fund in its possession or control, including books and records showing the ownership of all of the issued and outstanding shares of each Target Class, to WFA Funds Trust and WFA Master Trust, as applicable, and WFA Funds Trust and WFA Master Trust, as applicable, shall thereafter have the responsibility to preserve and maintain, or to cause its service providers to preserve and maintain, all such records received by it in accordance with Section 31 of, and Rule 31a-1 and 31a-2 under, the 1940 Act.

5. Representations, Warranties and Agreements of a Evergreen Fund Trust. Each Evergreen Fund Trust, for itself and with respect to each of its series that is a Target Fund, separately and not jointly, represents and warrants to, and agrees with WFA Master Trust and WFA Funds Trust in any Reorganization of such Target Fund, as follows:

(a) The Evergreen Fund Trust is a statutory trust, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the Evergreen Fund Trust duly established and designated the Target Fund as a series of the Evergreen Fund Trust and each Target Class as a class of the Target Fund. The Evergreen Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) The Evergreen Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of the Evergreen Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the Evergreen Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the Evergreen Fund Trust with respect to the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the Evergreen Fund Trust, the Declaration of Trust or By-Laws of the Evergreen Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the Evergreen Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Evergreen Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Target Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue so to qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) The Evergreen Fund Trust has duly authorized and validly issued all of the issued and outstanding shares of the Target Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase any Target Fund shares, nor are there outstanding any securities convertible into Target Fund shares.

(f) The Evergreen Fund Trust with respect to the Target Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. The Evergreen Fund Trust with respect to the Target Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the registration statement on Form N-1A as currently in effect in respect of it.

(g) Except as otherwise provided herein, the Evergreen Fund Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Target Fund's Board prior to the date of this Plan or otherwise in the ordinary course of business, (ii) the declaration and payment of any other dividends and distributions deemed advisable by the Target Fund after consultation with its Corresponding Master Portfolio and its Corresponding Acquiring Fund in anticipation of the Reorganization, including the declaration and payment of dividends necessary to avoid a fund-level tax for the taxable year ending on the Closing Date and, as applicable, any prior taxable year in respect of which such Target Fund is eligible as of the Closing Date to declare a "spillback" dividend under Section 855 of the Code, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (and obtaining such additional "run off" insurance coverage as the Evergreen Fund Trust's Board may approve, and selling assets for purposes of recognizing taxable gains to offset tax-loss carryforwards).

(h) At the Effective Time, the Evergreen Fund Trust with respect to the Target Fund will have good and marketable title to its Assets and full right, power and authority to assign, transfer, deliver and convey such Assets.

(i) The Target Fund Financial Statements fairly present the financial position of the Target Fund as of the date indicated. The Target Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(j) To the knowledge of the Evergreen Fund Trust, except as has been disclosed to its Corresponding Master Portfolio and its Corresponding Acquiring Fund, the Target Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Target Fund Financial Statements; and 2) Liabilities incurred in the ordinary course of business subsequent to the Target Fund Financial Statements. The Target Fund does not have any Liabilities to any service provider of the Evergreen Fund Trust for fees previously waived or deferred by such service provider.

(k) Except as has been disclosed to its Corresponding Master Portfolio and its Corresponding Acquiring Fund: (i) the Evergreen Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the Evergreen Fund Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund; and (ii) the Evergreen Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the Evergreen Fund Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Except as has been disclosed to its Corresponding Acquiring Fund, the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Target Fund's ability to consummate the transactions contemplated by this Plan.

(l) All contracts and agreements that are material to the Target Fund's business are listed on Schedule A. Except as has been disclosed to its Corresponding Master Portfolio and its Corresponding Acquiring Fund, no material default has occurred and is continuing in respect of the Target Fund under any such contract or agreement. Except as has been disclosed to its Corresponding Master Portfolio and its Corresponding Acquiring Fund, the Evergreen Fund Trust in respect of the Target Fund is not a party to or subject to any employee benefit plan, lease or franchise of any kind or nature whatsoever with respect to the Target Fund.

(m) The Evergreen Fund Trust has timely filed all tax returns in respect of the Target Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns, and made available to its Corresponding Master Portfolio and its Corresponding Acquiring Fund all of the Target Fund's previously filed tax returns. To the knowledge of the Evergreen Fund Trust, no such tax return has been or is currently under audit, and no assessment has been asserted with respect to any return. The Evergreen Fund Trust will file all of the Target Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(n) Since the date of the most recent Target Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

(o) The current prospectus and statement of additional information, each as supplemented, of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The registration statement on Form N-1A of the Target Fund, as of the date such registration statement became effective under the 1933 Act, conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(p) Any information provided in writing by the Evergreen Fund Trust in respect of the Target Fund or by the Target Fund for use, to the extent applicable, in the WFA Funds Trust's registration statement on Form N-14 relating to the Reorganization (the "Registration Statement"), does not, and from the date provided through and until the date of the shareholder meeting will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q) The Target Fund shall issue and deliver or cause its custodian to issue and deliver to the Secretary of WFA Master Trust and the Secretary of WFA Funds Trust a certificate identifying the Assets of the Target Fund held by it as of the Valuation Time.

(r) Subject to the provisions of this Plan, the Target Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

6. Representations, Warranties and Agreements of WFA Master Trust and WFA Funds Trust. WFA Master Trust, for itself and with respect to each of its series that is a Master Portfolio, and WFA Funds Trust, for itself and with respect to each of its series that is an Acquiring Fund, separately and not jointly, represent and warrant to, and agree with the applicable Evergreen Fund Trust in any Reorganization involving such Master Portfolio or Acquiring Fund, as follows:

(a) WFA Master Trust and WFA Funds Trust are statutory trusts, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of WFA Master Trust duly established and designated the Master Portfolio as a series of WFA Master Trust. The Board of WFA Funds Trust duly established and designated the Acquiring Fund as a series of WFA Funds Trust and each Acquiring Class as a class of the Acquiring Fund. WFA Master Trust and WFA Funds Trust are open-end management investment companies registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) WFA Master Trust and WFA Funds Trust have the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Boards of WFA Master Trust and WFA Funds Trust have each duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of WFA Master Trust and WFA Funds Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of WFA Master Trust and WFA Funds Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to WFA Master Trust or WFA Funds Trust, the Declaration of Trust or By-Laws of WFA Master Trust or WFA Funds Trust or any agreement, indenture, instrument, contract or other undertaking to which WFA Master Trust and WFA Funds Trust are parties or by which they are bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by WFA Funds Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Acquiring Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue so to qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code. Since its formation, the Master Portfolio has qualified as either a partnership or a disregarded entity for federal income tax purposes.

(e) WFA Master Trust and WFA Funds Trust have duly authorized and validly issued all of the issued and outstanding interests of the Master Portfolio and shares of the Acquiring Fund, and all of those interests or shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable by WFA Master Trust or WFA Funds Trust, respectively, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. Before the Closing Date, WFA Master Trust shall have duly authorized the Corresponding Master Portfolio Interests of the Master Portfolio to be issued and delivered to the Target Fund as of the Effective Time. Before the Closing Date, WFA Funds Trust shall have duly authorized the shares of the Acquiring Fund to be issued and delivered to the Target Fund immediately thereafter pursuant to Section 3(c) of this Plan. When issued and delivered, the interests of the Master Portfolio to be issued and delivered to the Target Fund shall have been qualified under all applicable federal and state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no interestholder of the Master Portfolio shall have any preemptive right of subscription or purchase in respect of them. When issued and delivered, the shares of the Acquiring Fund to be issued and delivered to the Target Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase the Master Portfolio interests or the Acquiring Fund shares, nor are there outstanding any securities convertible into Master Portfolio interests or Acquiring Fund shares.

(f) WFA Master Trust with respect to the Master Portfolio and WFA Funds Trust with respect to the Acquiring Fund are, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act, and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. WFA Master Trust with respect to the Master Portfolio and WFA Funds Trust with respect to the Acquiring Fund are in compliance in all material respects with the investment policies and restrictions applicable to them set forth in their registration statements on Form N-1A as currently in effect in respect of them.

(g) Except as otherwise provided herein, WFA Master Trust shall operate the business of the Master Portfolio and WFA Funds Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Master Portfolio's or Acquiring Fund's Board, as applicable, prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of such Target Fund, Master Portfolio and Acquiring Fund in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization.

(h) The Master Portfolio Financial Statements fairly present the financial position of the Master Portfolio as of the date indicated. The Acquiring Fund Financial Statements fairly present the financial position of the Acquiring Fund as of the date indicated. The Master Portfolio Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(i) To the knowledge of WFA Master Trust and WFA Funds Trust, except as has been disclosed to their Corresponding Target Fund, the Master Portfolio and the Acquiring Fund have no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Master Portfolio Financial Statements or the Acquiring Fund Financial Statements, as applicable; and 2) Liabilities incurred in the ordinary course of business subsequent to the Master Portfolio Financial Statements or the Acquiring Fund Financial Statements. The Master Portfolio and the Acquiring Fund do not have any Liabilities to any service provider of the Master Portfolio or Acquiring Fund for fees previously waived or deferred by such service provider.

(j) Except as has been disclosed to their Corresponding Target Fund: (i) WFA Master Trust and WFA Funds Trust do not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against WFA Master Trust in respect of the Master Portfolio, WFA Funds Trust in respect of the Acquiring Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund relating to the services such adviser or underwriter provides to the Master Portfolio or the Acquiring Fund; and (ii) WFA Master Trust and WFA Funds Trust do not know of any facts that they currently have reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against WFA Master Trust in respect of the Master Portfolio, WFA Funds Trust in respect of the Acquiring Fund or any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund relating to the services such adviser or underwriter provides to the Master Portfolio or the Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither WFA Master Trust in respect of the Master Portfolio, WFA Funds Trust in respect of the Acquiring Fund, nor to their knowledge, any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Master Portfolio's or the Acquiring Fund's ability to consummate the transactions contemplated by this Plan.

(k) All contracts and agreements that are material to the business of the Master Portfolio or the Acquiring Fund are listed on Schedule A. Except as has been disclosed to their Corresponding Target Fund, no material default has occurred and is continuing in respect of the Master Portfolio or the Acquiring Fund under any such contract or agreement. Except as has been disclosed to their Corresponding Target Fund, WFA Master Trust and WFA Funds Trust are not parties to or subject to any employee benefit plan, deferred compensation plan, lease or franchise of any kind or nature whatsoever with respect to the Master Portfolio or the Acquiring Fund.

(l) WFA Master Trust has timely filed all tax returns in respect of the Master Portfolio for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and has made available to the applicable Target Fund all of the applicable Master Portfolio's previously filed tax returns. WFA Funds Trust has timely filed all tax returns for the Acquiring Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and made available to the Target Fund all of the Acquiring Fund's previously filed tax returns. To the knowledge of WFA Master Trust and WFA Funds Trust, no such return is currently under audit and no assessment has been asserted with respect to any return. WFA Master Trust will file all of the Master Portfolio's tax returns and WFA Funds Trust will file all of the Acquiring Fund's tax returns (and pay any taxes due thereon) for all of their taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(m) Since the date of the most recent Master Portfolio Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Master Portfolio. Since the date of the most recent Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Acquiring Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

(n) The current prospectus and statement of additional information and registration statement on Form N-1A of the Master Portfolio and the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(o) To the extent applicable, as of the effective date of WFA Funds Trust's Registration Statement, the date of the meeting of shareholders of the Target Fund relating to the Reorganization, and the Closing Date, the Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") which forms a part of the Registration Statement and the Registration Statement insofar as it relates to WFA Funds Trust in respect to the Acquiring Fund or the Acquiring Fund itself, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund to the Acquiring Fund in writing for use in the Registration Statement or the Prospectus/Proxy Statement.

(p) On the Closing Date, the Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Secretary of the Evergreen Fund Trust a confirmation evidencing that the shares of the Acquiring Fund to be credited on the Closing Date have been credited to the Corresponding Target Fund's account on the books of the Acquiring Fund.

(q) Subject to the provisions of this Plan, WFA Master Trust shall cause the Master Portfolio and WFA Funds Trust shall cause the Acquiring Fund to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

(r) Each Acquiring Fund Trust, on behalf of each Acquiring Fund, agrees that any information regarding the Corresponding Target Fund that is known, or reasonably should be known, by any of the Evergreen Fund Trust or the Evergreen Fund Trust's investment adviser or any one or more of their officers, employees or affiliates shall be deemed to have been disclosed to the Acquiring Fund prior to the date of this Plan or the Valuation Time, whichever is earlier.

7. Conditions to a Target Fund's Obligations. The obligations of the Evergreen Fund Trust with respect to each of its series that is a Target Fund in a Reorganization shall be subject to satisfaction of the following conditions precedent:

(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Evergreen Fund Trust's Declaration of Trust or By-Laws and applicable law. For clarity, the failure of any one Target Fund's shareholders to satisfy this condition shall release the Evergreen Fund Trust of its obligation under this Plan with respect to the Reorganization involving that Target Fund but not with respect to any other Reorganization.

(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Trustees of WFA Master Trust and WFA Funds Trust (including a majority of those Trustees who are not "interested persons" of WFA Master Trust and WFA Funds Trust, as defined in Section 2(a)(19) of the 1940 Act) and (ii) at least a majority of the Trustees of the Evergreen Fund Trust (including a majority of those Trustees who are not "interested persons" of WFA Master Trust or WFA Funds Trust, as defined in Section 2(a)(19) of the 1940 Act). WFA Master Trust and WFA Funds Trust shall have duly executed and delivered to the Target Fund, the Corresponding Master Portfolio Reorganization Documents and the Corresponding Acquiring Fund's Reorganization Documents.

(c) All representations and warranties of WFA Master Trust and WFA Funds Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of WFA Master Trust and WFA Funds Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(d) WFA Master Trust shall have delivered to the Evergreen Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of WFA Master Trust in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of WFA Master Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time and the Effective Time; and 2) that the Target Fund's Assets are consistent with its Corresponding Master Portfolio's investment objectives, policies and restrictions and that the Target Fund's Assets may be lawfully acquired by its Corresponding Master Portfolio; and 3) that WFA Master Trust has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan in respect of the Master Portfolio. WFA Funds Trust shall have delivered to the Evergreen Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of WFA Funds Trust in this Plan that are not by their terms qualified as to materiality are true and correct in all material respects, and all representations and warranties of WFA Funds Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time and the Effective Time; and 2) that the Target Fund's Assets transferred to the Acquiring Fund (consisting of the Corresponding Master Portfolio Interests) are consistent with the Acquiring Fund's investment objectives, policies and restrictions and that the Target Fund's Assets may be lawfully acquired by the Corresponding Acquiring Fund and the Target Fund's Liabilities may be lawfully assumed by its Corresponding Acquiring Fund; and 3) that WFA Funds Trust has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan in respect of the Acquiring Fund.

(e) The Evergreen Fund Trust shall have received an opinion of Goodwin Procter LLP, or Richards, Layton & Finger, P.A., as counsel to WFA Master Trust and WFA Funds Trust, in form and substance reasonably satisfactory to the Evergreen Fund Trust and dated as of the Closing Date, addressed to the Evergreen Fund Trust, with respect to the Target Fund, to the effect that:

(1) each of WFA Master Trust and WFA Funds Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware, has the requisite power to own all its properties and to carry on its business all as described in its governing instrument and the Registration Statement, if applicable, and is an open-end, management investment company registered under the 1940 Act;

(2) the Master Portfolio has been duly established as a separate series of shares of beneficial interest of WFA Master Trust and the Acquiring Fund has been duly established as a separate series of shares of beneficial interest of WFA Funds Trust;

(3) each Acquiring Class has been duly established as a separate class of shares of beneficial interest of the Acquiring Fund;

(4) each of WFA Master Trust and WFA Funds Trust has the power to execute, deliver and perform its obligations under this Plan;

(5) the interests of a Master Portfolio and shares of an Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable beneficial interests in the Master Portfolio and the Acquiring Fund, respectively, subject to any required payments of interestholders and shareholders, if any, set forth in the applicable trust agreement, and under the governing instruments of WFA Master Trust and WFA Funds Trust, no interestholder of the Master Portfolio and no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

(6) this Plan has been duly authorized, executed and delivered by WFA Master Trust, with respect to the Master Portfolio, and WFA Funds Trust, with respect to the Acquiring Fund, and the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Declaration of Trust or By-Laws of WFA Master Trust or WFA Funds Trust or any Material Agreement or any law, rule or regulation to which WFA Master Trust or WFA Funds Trust is a party or by which they are bound;

(7) if applicable, the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the SEC and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act; and

(8) assuming due authorization, execution and delivery of this Plan by each of the parties hereto, and assuming that the current prospectus and statement of additional information of the Target Fund, the Registration Statement and the Prospectus/Proxy Statement, if applicable, comply with the 1933 Act, the 1934 Act and the 1940 Act, this Plan represents a valid and binding obligation of the Master Portfolio and Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of this Plan, the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material and the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan, (v) rely on certificates (reasonably acceptable to the Evergreen Fund Trust) of officers or trustees of WFA Master Trust or WFA Funds Trust, (vi) assume that each of this Plan and each Material Agreement is governed by the laws of the State of Delaware or the Commonwealth of Massachusetts, and (vii) assume that each of this Plan and each Material Agreement would be enforced as written.

(f) The Evergreen Fund Trust shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which the Target Fund and its shareholders may rely and in a form reasonably acceptable to the Evergreen Fund Trust, such opinion to be based upon factual representations made in certificates provided to Proskauer Rose LLP by the Evergreen Fund Trust, WFA Master Trust and WFA Funds Trust, and in a form reasonably satisfactory to the Evergreen Fund Trust substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.

(g) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(h) If applicable, the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

(i) Each of WFA Master Trust and WFA Funds Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.

(j) The Evergreen Fund Trust shall have received from WFA Funds Trust a duly executed instrument reasonably acceptable to it whereby the Acquiring Fund assumes its Corresponding Target Fund's Liabilities.

(k) The Evergreen Fund Trust shall have received a letter dated as of the effective date of the Registration Statement, if applicable, from KPMG LLP ("KPMG") addressed to the Evergreen Fund Trust with respect to the Target Fund in form and substance reasonably satisfactory to the Evergreen Fund Trust to the effect that on the basis of agreed upon procedures described in such letter (but not an examination in accordance with generally accepted auditing standards), which consisted at least of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement (the "Unaudited Financial Statements") and making inquiries of appropriate officials of WFA Funds Trust and of the Evergreen Fund Trust responsible for financial and accounting matters:

(1) KPMG is an independent certified public accountant with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rule and regulations thereunder;

(2) the Unaudited Financial Statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(3) the data used in the preparation of the relevant unaudited pro forma financial statements and relevant pro forma adjustments included in the Registration Statement agree, in all material respects, with the underlying accounting records of the Target Fund(s) and the Acquiring Fund, respectively, or to schedules prepared by officers of the Evergreen Fund Trust or WFA Funds Trust, as appropriate, having responsibility for financial and reporting matters;

(4) the data used in the calculation of any expense ratios of the Acquiring Fund appearing in the Registration Statement agree, in all material respects, with the underlying accounting records of such Fund, as appropriate, or with pro forma data provided by officers of the Evergreen Fund Trust and WFA Funds Trust, as appropriate, having responsibility for financial and reporting matters; and

(5) the information relating to the Acquiring Fund appearing in the Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of such Fund, or from schedules prepared by officers of the Evergreen Fund Trust and WFA Funds Trust, as appropriate, having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.
The Evergreen Fund Trust also shall have received a letter dated as of the Closing Date from KPMG stating that KPMG has agreed the relevant unaudited pro forma financial statements and relevant pro forma adjustments, the expense ratios and other information expressed in dollars or percentages, as noted in clauses (3), (4), and (5) of this Section 7(k), with the Registration Statement filed as of the Closing Date.

(l) No party shall have terminated this Plan with respect to the Reorganization pursuant to Section 11 of this Plan.

(m) The Evergreen Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.

(n) The Board of WFA Master Trust and WFA Funds Trust shall have taken all action necessary or appropriate to elect and constitute Michael S. Scofield and K. Dun Gifford duly elected members of the Board of each trust immediately upon the Fund Family Integration, as defined below. For purposes of this approval, the "Fund Family Integration" means the consummation of the reorganization of substantially all of the Evergreen open-end funds with and into the Wells Fargo Advantage Funds, and all of such actions remain in full force and effect, without condition (other than the occurrence of the Fund Family Integration).

(o) The Advisory Committee of the Trustees of the Legacy Evergreen Funds shall have been duly established in accordance with its Charter and the letter agreement of Wells Fargo Funds Management dated [date] shall be in full force and effect.

(p) Arrangements reasonably satisfactory to the Board of the Evergreen Fund Trust shall have been implemented in respect of insurance; deferred compensation; indemnity; pending or threatened litigation, actions, claims, or proceedings of any kind in respect of any of the Evergreen Funds or any of their Trustees or officers; and such other matters as the Board may reasonably determine, including that WFA Master Trust and WFA Funds Trust with respect to each Master Portfolio and Acquiring Fund shall have entered into an indemnification agreement with each Trustee of each Evergreen Fund Trust, substantially in the form of Exhibit A, committing to maintain and preserve all indemnity rights that each such Trustee currently has by reason of his or her being or having been a Trustee of such Evergreen Fund Trust.

8. Conditions to a Master Portfolio's or an Acquiring Fund's Obligations. The obligations of WFA Master Trust with respect to each of its series that is a Master Portfolio in a Reorganization and WFA Funds Trust with respect to each of its series that is an Acquiring Fund in a Reorganization shall be subject to satisfaction of the following conditions precedent:

(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Selling Fund Trust's Declaration of Trust or By-Laws and applicable law. For clarity, the failure of any one Target Fund's shareholders to satisfy this condition shall release WFA Master Trust and WFA Funds Trust of their obligations under this Plan with respect to the Reorganization involving that Target Fund but not with respect to any other Reorganization.

(b) The Evergreen Fund Trust shall have duly executed and delivered to the Master Portfolio and the Acquiring Fund the Target Fund Reorganization Documents.

(c) All representations and warranties of the Evergreen Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the Evergreen Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(d) The Evergreen Fund Trust shall have delivered to WFA Master Trust and WFA Funds Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of the Evergreen Fund Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the Evergreen Fund Trust in this Plan that are by their terms qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time and the Effective Time; and 2) that the Evergreen Fund Trust with respect to the Target Fund has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan.

(e) WFA Master Trust and WFA Funds Trust shall have received an opinion of Ropes & Gray LLP or Richards, Layton & Finger, P.A., as counsel to the Evergreen Fund Trust, in form and substance reasonably satisfactory to WFA Master Trust and WFA Funds Trust dated as of the Closing Date, addressed to WFA Master Trust, on behalf of the Master Portfolio, and WFA Funds Trust, with respect to the Acquiring Fund, substantially to the effect that:

(1) the Evergreen Fund Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware, has the requisite power to own all of its properties and to carry on its business all as described in its governing instrument and its registration statement on Form N-1A as currently in effect, and is an open-end, management investment company registered under the 1940 Act;

(2) the Target Fund has been duly established as a separate series of shares of beneficial interest of the Evergreen Fund Trust;

(3) each Target Class has been duly established as a separate class of shares of beneficial interest of the Target Fund;

(4) the Evergreen Fund Trust has the power to execute, deliver and perform its obligations under this Plan;

(5) this Plan has been duly authorized, executed and delivered by the Evergreen Fund Trust with respect to the Target Fund, and the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Declaration of Trust or By-Laws of the Evergreen Fund Trust or any Material Agreement or any law, rule or regulation to which the Evergreen Fund Trust is a party or by which it is bound;

(6) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Evergreen Fund Trust of the Reorganization, or for the execution and delivery of the Evergreen Fund Trust's Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, or that may be required under state securities laws, or the HSR Act; and

(7) assuming due authorization, execution and delivery of this Plan by each of the parties hereto, and assuming that the current prospectus and statement of additional information of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement, if applicable, comply with the 1933 Act, the 1934 Act and the 1940 Act, this Plan represents a valid and binding obligation of the Evergreen Fund Trust, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of this Plan, the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material and the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan, (v) rely on certificates (reasonably acceptable to WFA Master Trust and WFA Funds Trust) of officers or directors/trustees of the Evergreen Fund Trust, (vi) assume that each of this Plan and each Material Agreement is governed by the laws of the State of Delaware or The Commonwealth of Massachusetts, and (vii) assume that each of this Plan and each Material Agreement would be enforced as written.

(f) WFA Master Trust and WFA Funds Trust shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which the Master Portfolio and the Acquiring Fund and their interestholders and shareholders may rely, based upon factual representations made in certificates provided to Proskauer Rose LLP by the Evergreen Fund Trust, WFA Master Trust and WFA Funds Trust in a form reasonably satisfactory to WFA Master Trust and WFA Funds Trust substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.

(g) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(h) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

(i) The Evergreen Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.

(j) WFA Funds Trust shall have received a letter dated as of the effective date of the Registration Statement, if applicable, from KPMG addressed to WFA Funds Trust with respect to the Target Fund in form and substance reasonably satisfactory to WFA Funds Trust to the effect that on the basis of limited procedures as reasonably agreed to by WFA Funds Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of the Unaudited Financial Statements and making inquiries of appropriate officials of WFA Funds Trust and of the Evergreen Fund Trust responsible for financial and accounting matters:

(1) KPMG is an independent certified public accountant with respect to the Target Fund within the meaning of the 1933 Act and the applicable published rule and regulations thereunder;

(2) the Unaudited Financial Statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(3) the data used in the preparation of the relevant unaudited pro forma financial statements and relevant pro forma adjustments included in the Registration Statement agree, in all material respects, with the underlying accounting records of the Target Fund(s) and its Corresponding Acquiring Fund, respectively, or to schedules prepared by officers of the Evergreen Fund Trust or WFA Funds Trust, as appropriate, having responsibility for financial and reporting matters;

(4) the data used in the calculation of any expense ratios of the Target Fund appearing in the Registration Statement agree, in all material respects, with the underlying accounting records of the Target Fund, as appropriate, or with pro forma data provided by officers of the Evergreen Fund Trust having responsibility for financial and reporting matters; and

(5) the information relating to the Target Fund appearing in the Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of the Target Fund, or from schedules prepared by officers of the Evergreen Fund Trust and WFA Funds Trust having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.

WFA Funds Trust also shall have received a letter dated as of the Closing Date stating that KPMG has agreed the relevant unaudited pro forma financial statements and relevant pro forma adjustments, the expense ratios and other information expressed in dollars or percentages, as noted in clauses (3), (4) and (5) of this Section 8(j), with the Registration Statement filed as of the Closing Date.

(k) Except to the extent prohibited by law, and unless, in the opinion of Proskauer Rose LLP, a Target Fund's Reorganization constitutes a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code prior to the Valuation Time, each Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders, with respect to taxable periods or years ending on or before the Effective Time for which the Target Fund is eligible to take a deduction for dividends paid, all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any.

(l) No party shall have terminated this Plan with respect to the Reorganization pursuant to Section 11 of this Plan.

(m) The Evergreen Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.

(n) The Evergreen Fund Trust shall have delivered to WFA Master Trust and WFA Funds Trust, or shall have made provision for delivery as promptly as practicable after the Effective Time of, a statement, accurate and complete in all material respects, of (i) Assets of the Target Fund, showing the tax basis of such Assets for federal income tax purposes by lot and the holding periods of such Assets for such purposes, as of the Valuation Time; and (ii) the tax books and records of each Target Fund for preparing any tax returns required by law to be filed after the Closing Date.

9. Tax Matters. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a "reorganization," within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

10. Survival of Representations and Warranties. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.

11. Termination of Plan. The Board of either an Evergreen Fund Trust, WFA Master Trust or WFA Funds Trust, as the case may be, may terminate this Plan with respect to any Reorganization, by majority vote, upon notice to the other party, if: (i) the conditions precedent set forth in Sections 7 or 8, as the case may be, are not satisfied on the Closing Date, (ii) it becomes reasonably apparent to such Board that such conditions precedent will not be satisfied on the Closing Date; or (iii) it determines that the consummation of the Reorganization is not in the best interests of the interestholders/shareholders of any of its participating Funds. The termination of this Plan with respect to any Reorganization shall not affect the continued effectiveness of this Plan with respect to any other Reorganization. No Trust or Fund or any Trustee, officer, or agent thereof shall incur any liability or other obligation, by way of damages or otherwise, for any determination by its Board not to consummate any Reorganization for any reason or for any breach of any provision of this Agreement that results in such Reorganization's not being consummated.

12. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

13. Amendments. The parties may, by written agreement, amend this Plan or any annex or schedule to this Plan with respect to any Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund's shareholders approve of the Reorganization. After a Target Fund's shareholders approve a Reorganization; provided however, that, after approval of this Plan by shareholders of the Target Fund, the parties may not amend this Plan in a manner that materially adversely affects the interests of the Target Fund's shareholders with respect to that Reorganization. This Section shall not preclude the parties from changing the Valuation Time, Closing Date or the Effective Time of a Reorganization.

14. Waivers. At any time prior to the Closing Date, an Evergreen Fund Trust, WFA Master Trust or WFA Funds Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it herein or (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Such parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

15. Limitation on Liabilities. The obligations of an Evergreen Fund Trust, WFA Master Trust or WFA Funds Trust shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of an Evergreen Fund Trust, WFA Master Trust or WFA Funds Trust personally, but shall bind only the Assets and property of the particular Fund, in respect of which the obligations arise. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Target Fund, Master Portfolio or Acquiring Fund as appropriate.

Each of the parties hereby acknowledges that use of this form of agreement, governing multiple Reorganizations by various Funds, is for ease of administration only, and it is hereby acknowledged and agreed that by executing this Plan WFA Funds Trust, WFA Master Trust and each Evergreen Fund Trust shall be deemed to have entered into and executed a separate agreement with respect to each of its Funds separately with the other Fund(s) (and only such other Fund(s)) with which this Plan contemplates it will enter into a Reorganization, Wells Fargo Funds Management, and Evergreen Investments, each such agreement containing terms and provisions identical to those contained in this Plan, and without reference to any other entity. Notwithstanding any other provision of this Plan, each Reorganization shall for all purposes be and be deemed to be entered into between the entities named on Annex A as parties to such Reorganization, Wells Fargo Funds Management, and Evergreen Investments, and no other person or entity, whether listed on Annex A or not, shall have any obligation or incur any liability in respect of such Reorganization. For clarity and without limiting the foregoing, where a series of shares of a Trust is a party to a Reorganization, the obligations under this Plan of such series (or of the Trust with respect to such series) in respect of such Reorganization shall be those of such series alone, and shall not be obligations of or binding on (or satisfied out of the assets of) the Trust generally or any other series of the Trust.

16. Indemnification. Each of WFA Master Trust and WFA Funds Trust with respect to each of its series that is a Master Portfolio or an Acquiring Fund agrees to indemnify and hold harmless each of the Corresponding Target Fund, the trustees of the Evergreen Fund Trust of which it is a series, and the officers and agents of such Evergreen Fund Trust (each, an "Indemnified Party" and collectively, the "Indemnified Parties") against any and all expenses, losses, claims, damages, and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus/Proxy Statement, the Acquiring Fund's prospectus or statement of additional information, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit, or proceeding, or threatened claim, action, suit, or proceeding made with the consent of Acquiring Fund, such consent not to be unreasonably withheld; unless such statement or omission was made based on and in accordance with information furnished by the Indemnified Party that is seeking indemnification hereunder in writing for use in the Registration Statement. An Indemnified Party will notify the Acquiring Fund in writing within thirty days after the receipt by such Indemnified Party of any notice of legal process or any suit brought against or claim made against such Indemnified Parties as to any matters covered by this Section 16. Each of WFA Master Trust and WFA Funds Trust with respect to each of its series that is a Master Portfolio or an Acquiring Fund shall be entitled to participate at its own expense in the defense of any action, suit, or other proceeding covered by this Section 16, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties in question the defense of any such action, suit, or other proceeding, and, if WFA Master Trust or WFA Funds Trust with respect to each of its series that is a Master Portfolio or an Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such action, suit, or other proceeding at their own expense (except as provided below in this paragraph). Notwithstanding the foregoing, counsel selected by an Indemnified Party shall conduct the defense of such Indemnified Party to the extent reasonably determined by such counsel to be necessary to protect the interests of the Indemnified Party, and each of WFA Master Trust or WFA Funds Trust shall indemnify the Indemnified Party for the expenses of such defense, if (1) the Indemnified Party reasonably determines that there may be a conflict between the positions of the Indemnified Party and the positions of any other Indemnified Party or other parties to the action, suit or other proceeding that are indemnified by WFA Master Trust or WFA Funds Trust or any of its affiliates and not represented by separate counsel, or the Indemnified Party otherwise reasonably concludes that representation of both the Indemnified Party and any such other Indemnified Parties or other parties by the same counsel would not be appropriate, or (2) the action, suit or proceeding involves the Indemnified Party, but not WFA Master Trust, WFA Funds Trust nor any such other Indemnified Party or other party who is indemnified by WFA Master Trust, WFA Fund Trust or any of its affiliates, and the Indemnified Party reasonably withholds consent to being represented by counsel selected by WFA Master Trust or WFA Funds Trust. If either WFA Master Trust or WFA Funds Trust shall not have elected to assume the defense of any such action, suit or proceeding for an Indemnified Party within thirty days after receiving written notice thereof from the Indemnified Party, WFA Master Trust or WFA Funds Trust shall be deemed to have waived any right it might otherwise have to assume such defense.

Each of WFA Master Trust's and WFA Funds Trust's obligation with respect to any of its series that is a Master Portfolio or an Acquiring Fund under this Section 16 to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that WFA Master Trust or WFA Funds Trust with respect to that Master Portfolio or an Acquiring Fund will pay in the first instance any expenses, losses, claims, damages, and liabilities required to be paid by it under this Section 16 without the necessity of the Indemnified Parties first paying the same. Each of WFA Master Trust and WFA Funds Trust with respect to each of its series that is a Master Portfolio or an Acquiring Fund will promptly pay all expenses, including without limitation accountants' and counsel fees, incurred by an Indemnified Party from time to time in the defense or investigation of any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, upon demand by such Indemnified Party in advance of the final disposition of any such action, suit, or other proceeding; provided that the Indemnified Party shall have undertaken to repay the amounts so paid to him or her if it is ultimately determined by a court of competent jurisdiction upon a final, non-appealable adjudication that indemnification of such expenses is not authorized under this Section 16. The phrase "action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body," wherever used in this Section 16, includes without limitation any threatened, pending, or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, review, hearing, or any formal or informal inquiry, exam, inspection, audit, or investigation, or any other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative, regulatory, or investigative, and whether by or on behalf of any court, the SEC, or any other federal, state, or other governmental, regulatory, or administrative body, authority, or agency, or any self-regulatory organization, of any kind.

17. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be sent by a reputable overnight express carrier, or by registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

For each Evergreen Fund Trust with respect to any Target Fund:

Evergreen Investment Management Company
200 Berkeley Street,
Boston, Massachusetts 02116
Attn.: Legal Department

With a copy (which will not constitute notice) sent at the same time and by the same means to:

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624
Attention: Timothy W. Diggins

For WFA Funds Trust with respect to any Acquiring Fund and WFA Master Trust with respect to any Master Portfolio:

Karla M. Rabusch, President
Wells Fargo Funds Trust
Wells Fargo Master Trust
525 Market Street, 12th Floor
San Francisco, CA 94105

With a copy (which will not constitute notice) sent at the same time and by the same means to:

C. David Messman, Secretary
Wells Fargo Funds Trust
Wells Fargo Master Trust
45 Fremont Street, 26th Floor
San Francisco, CA 94105

18. Expenses. Evergreen Investments and Wells Fargo Funds Management hereby agree, jointly and severally, to bear all expenses incurred by any party hereto in connection with the Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

19. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
for themselves and with respect to the Acquiring Funds and the Master Portfolios that are their series as listed in Annex A:

ATTEST:

By:
Name: C. David Messman    Name: Karla M. Rabusch
Title: Secretary                   Title: President

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

EVERGREEN SELECT EQUITY TRUST
EVERGREEN SELECT FIXED INCOME TRUST
for themselves and with respect to the Target Funds that are their series as listed in Annex A:

ATTEST:

By:
Name:                Name:
Title: Secretary    Title: President

WELLS FARGO FUNDS MANAGEMENT, LLC (a party to this Plan as to Section 18 only)

ATTEST:

By:
Name: C. David Messman   Name: Andrew Owen
Title: Secretary                  Title: Senior Vice President

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
(a party to this Plan as to Section 18 only)

ATTEST:

By:
Name:                 Name:
Title: Secretary     Title: Vice President

ANNEX A

REORGANIZATIONS
Evergreen Target Fund ("Target Fund")	Wells Fargo Master Trust Portfolio ("Master Portfolio")	Wells Fargo Funds Trust Fund ("Acquiring Fund")	Closing Date
Evergreen Equity Index Fund Class A Class B Class C Institutional Class Institutional Service Class	Index Portfolio	Index Fund Class A Class B Class C (new class) Administrator Class Class A
Evergreen Core Bond Fund Class A Class B Class C Institutional Class Institutional Service Class Class R	Total Return Bond Portfolio	Total Return Bond Fund Class A Class B Class C Institutional Class Class A Class R (new class)
Evergreen Short Intermediate Bond Fund Class A Class B Class C Institutional Class Institutional Service Class	Total Return Bond Portfolio	Total Return Bond Fund Class A Class B Class C Administrator Class Class A

SCHEDULE A

MATERIAL AGREEMENTS

[To Follow]

EXHIBIT A

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
525 Market Street, 12th Floor
San Francisco, California 94105

[_____________, 2010]

To each of the Persons
Named on Appendix A
(each, a "Current Trustee" and
collectively, the "Current Trustees")

It is anticipated that in the future substantially all of the investment companies managed or sponsored by Evergreen Investment Management Company LLC ("EIMCO") or its affiliates (each, an "Evergreen Fund") will be reorganized in transactions involving in each case one or more acquiring Wells Fargo Advantage Funds (each, a "Wells Fargo Fund") that are part of Wells Fargo Funds Trust or Wells Fargo Master Trust (each, a "Trust"), in which the Evergreen Fund will not be the surviving corporate entity (although it may be the so-called "accounting" or "performance" survivor). The other Evergreen Funds will not be so reorganized, but it is expected that (i) they will be liquidated or (ii) that the persons then serving as trustees of one or more Wells Fargo Funds will be elected to serve as trustees of those Evergreen Funds, and that the terms of office of some or all of the then-existing trustees of the Evergreen Funds will terminate.

Each Current Trustee serves as a trustee of the Evergreen Funds and may from time to time be subject to claims by or on behalf of, or actual or potential liabilities to, one or more of the Evergreen Funds, successors in interest to one or more of the Evergreen Funds, or other persons, relating directly or indirectly to his or her service as a trustee of the Evergreen Funds. The Evergreen Funds have, with the assistance of EIMCO or its affiliates, purchased insurance which may be available to the Current Trustees in the future to protect the Current Trustees against such claims or liabilities, and the costs of investigating and defending against them, and the Evergreen Funds [and/or the Wells Fargo Funds] may purchase additional insurance in the future. In addition, the Current Trustees may have existing rights to receive advancement of expenses and/or be indemnified by one or more of the Evergreen Funds themselves for any costs, fees, expenses, damages, liabilities, or other losses incurred by them in connection with or as a result of such claims. All such existing rights to advancement of expenses and/or indemnification are hereinafter referred to as "Existing Rights".

It is anticipated that the surviving Wells Fargo Fund in each reorganization transaction involving an Evergreen Fund will assume the liabilities and obligations of the Evergreen Fund, including in respect of advancement of expenses and indemnification for the benefit of the Current Trustees.

In order to ensure that each Current Trustee maintains and preserves all Existing Rights in respect of advancement of expenses and indemnification, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Trust hereby irrevocably agrees with respect to each Wells Fargo Fund as follows, for the benefit of each Current Trustee:

1(a) The Wells Fargo Fund shall indemnify and hold harmless each Current Trustee, together with each Current Trustee's spouse, family, estates, heirs, executors, administrators, and personal representatives (each indemnified person referred to as a "Covered Person") against all costs, fees, expenses, damages, liabilities, or other losses, including but not limited to amounts paid in satisfaction of judgments, in settlement or other compromise, or as fines and penalties, and fees and expenses, including reasonable accountants' and counsel fees, incurred by such Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party, witness or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been a trustee of any Evergreen Fund, except with respect to any matter as to which (and then only to the extent that) such Covered Person shall have been finally adjudicated in such action, suit, or other proceeding (such adjudication not being subject to appeal) (i) not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of any Evergreen Fund; or (ii) to be liable to the Evergreen Fund in question or its shareholders by reason of such Covered Person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office; or (iii) for a criminal proceeding, to have had reasonable cause to believe that his or her conduct was unlawful (the conduct described in (i), (ii), and (iii) being referred to hereafter as "Disabling Conduct").

(b) Expenses, including without limitation accountants' and counsel fees so incurred by such Covered Person shall be paid promptly from time to time by the Wells Fargo Fund upon demand by any Covered Person in advance of the final disposition of any such action, suit, or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to him or her if it is ultimately determined by a court of competent jurisdiction upon a final, non-appealable adjudication that indemnification of such expenses is not authorized under this letter agreement because such expenses were the direct result of such Current Trustee's Disabling Conduct.

(c) The phrase "action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body," wherever used in this letter agreement, includes without limitation any threatened, pending, or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, review, hearing, or any formal or informal inquiry, exam, inspection, audit, or investigation, or any other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative, regulatory, or investigative, and whether by or on behalf of any court, the Securities and Exchange Commission, or any other federal, state, or other governmental, regulatory, or administrative body, authority, or agency, or any self-regulatory organization, of any kind.

2. To the extent that any Covered Person is, by reason of a Current Trustee's service to an Evergreen Fund, a witness for any reason in any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or any federal, state, or other governmental, regulatory, or administrative body, authority or agency, or any self-regulatory organization, of any kind, to which such Covered Person is not a party, such Covered Person shall be indemnified against, and the Wells Fargo Fund will advance to the Covered Person upon demand payment for, any and all expenses, including reasonable accountants' or counsel fees, actually and reasonably incurred or expected to be incurred by such Covered Person in connection therewith.

3.(a) If and to the extent that proceeds of any insurance or of any rights to indemnification to which a Covered Person is entitled are in the actual possession or control of the Covered Person and are currently available to pay any liabilities and expenses as to which the Wells Fargo Fund has an indemnification obligation under this letter agreement (and are not currently available, in the reasonable judgment of the Covered Person, to pay other liabilities or expenses as to which the Wells Fargo Fund does not have any indemnification obligation under this letter agreement), the amount of the indemnification obligation of the Wells Fargo Fund under this letter agreement in respect of such liability or expense shall be reduced by the amount of such proceeds in the actual possession or control of the Covered Person and available for such payment.

(b) If and to the extent that, after the Wells Fargo Fund has paid amounts to a Covered Person by way of indemnification under this letter agreement in respect of any liability or expense, proceeds of any insurance or of any other rights to indemnification to which a Covered Person is entitled in respect of such liability or expense come into the actual possession or control of the Covered Person and are currently available for payment by the Covered Person to the Wells Fargo Fund and are not available (and will not become available) to pay or reimburse the Covered Person for any present or anticipated liability or expense for which the Wells Fargo Fund has not previously provided indemnity under this letter agreement, then the Covered Person shall repay to the Wells Fargo Fund any amounts previously paid to him by the Wells Fargo Fund by way of indemnification under this letter agreement up to the amount of such proceeds in the actual possession or control of the Covered Person and available for such payment.

(c) If a Covered Person actually becomes aware that any insurance or indemnification rights are available to the Covered Person to pay, or to reimburse the payment of, any liability or expense for which the Wells Fargo Fund has previously provided indemnification under this letter agreement or may be called upon to provide indemnification under this letter agreement, then such Covered Person shall, upon reasonable request by the Wells Fargo Fund and at the expense of the Wells Fargo Fund, take such reasonable steps as the Wells Fargo Fund may specify to obtain the benefit of such insurance or indemnification rights in respect of such liability or expense; provided, however, that the Wells Fargo Fund may not delay payment for any reason and shall not be relieved from its indemnification obligations under this letter agreement while any efforts to obtain such benefit are pending.

4. The right of indemnification provided by this letter agreement shall not expand, diminish or otherwise affect Existing Rights of any Current Trustee, and shall not be exclusive of and shall not expand, diminish or otherwise affect any other rights to which any Covered Person may be entitled. Nothing contained in this letter agreement shall affect any other right to indemnification to which any Covered Person may be entitled by contract or otherwise.

5. Each Trust and each Wells Fargo Fund is committing on its own behalf to its obligations under this letter agreement separately from each other Trust and Wells Fargo Fund and not jointly or jointly and severally. This letter agreement is binding upon all successors of each Wells Fargo Fund.

6. If any provision of this letter agreement shall be held to be invalid, illegal, or unenforceable, in whole or in part, for any reason whatsoever, (i) the validity, legality, and enforceability of the remaining provisions (including, without limitation, each portion of this letter agreement containing any provision that is not by itself invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the remaining provisions of this letter agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

7. No supplement, modification, or amendment of this letter agreement shall be binding unless executed in writing by all of the parties (or their respective successors or legal representatives) hereto. Any waiver by any party of any breach of any other party of any provision contained in this letter agreement to be performed by such other party must be in writing and signed by the waiving party (or such party's successor or legal representative), and no such waiver shall be deemed a waiver of similar or other provisions at the same or any previous or subsequent time.

8. This letter agreement may be executed in one or more counterparts, each of which shall be an original, and all of which when taken together shall constitute one agreement. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

9. Each Trust hereby submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if jurisdiction will not lie in such Court, in the superior court of the State of Delaware or the federal district court located in Delaware, with respect to any action, suit, or proceeding with respect to this letter agreement.

Each Trust, with respect to each Wells Fargo Fund, acknowledges and agrees that each Current Trustee may rely on the Wells Fargo Fund's undertakings in this letter agreement.

Very truly yours,

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST

By:__________________________
Name:
Tile:

Agreed and Accepted:

____________________________
[signature line for each Trustee]

Appendix A

[Names of Evergreen Trustees as of June 30, 2010]

Exhibit B

Comparison of the Funds' Fundamental Investment Policies

WELLS FARGO ADVANTAGE INCOME PLUS FUND

Diversification
Target Fund	Acquring Fund
Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund
The Fund may not make any investment that is inconsistent with the Fund's classification as a diversified investment company under the 1940 Act.
Further Explanation of Diversification Policy: To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) the Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities, and (3) shares of other investment companies.	The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

Concentration
Target Fund	Acquiring Fund
Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund
The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).
Further Explanation of Concentration Policy: The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).	The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements.

Issuing Senior Securities
Target Fund	Acquiring Fund
Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund
Except as permitted under the 1940 Act, the Fund may not issue senior securities.	The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Borrowing
Target Fund	Acquiring Fund
Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund
The Fund may not borrow money, except to the extent permitted by applicable law.
Further Explanation of Borrowing Policy: Under the 1940 Act generally, the Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and the Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. The Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.	The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Underwriting
Target Fund	Acquiring Fund
Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund
The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.	The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

Real Estate
Target Fund	Acquiring Fund
Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund
The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.
Further explanation of Real Estate Policy: The Fund may acquire or dispose of real estate or interest in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interest therein.	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities
Target Fund	Acquiring Fund
Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund
The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.	The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Lending
Target Fund	Acquring Fund
Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund
The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.
Further Explanation of Lending Policy: To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.
When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash, cash equivalents or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.
The Fund has the ability to lend cash to other Evergreen funds, in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 25217-812-11592).	The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

Diversification
Target Fund	Target Fund	Acquiring Fund
Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund	Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Advantage Total Return Bond Fund
The Fund may not make any investment that is inconsistent with the Fund's classification as a diversified investment company under the 1940 Act.
Further Explanation of Diversification Policy: To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) the Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities, and (3) shares of other investment companies.	The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investment in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.	The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

Concentration
Target Fund	Target Fund	Acquiring Fund
Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund	Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Advantage Total Return Bond Fund
The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).
Further Explanation of Concentration Policy: The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).	The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the fund's total assets, provided that this restriction does not limit a Fund's investment in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements.	The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the fund's total assets, provided that this restriction does not limit a Fund's investment in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements.

Issuing Senior Securities
Target Fund	Target Fund	Acquiring Fund
Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund	Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Advantage Total Return Bond Fund
Except as permitted under the 1940 Act, the Fund may not issue senior securities.	The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Borrowing
Target Fund	Target Fund	Acquiring Fund
Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund	Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Advantage Total Return Bond Fund
The Fund may not borrow money, except to the extent permitted by applicable law.
Further Explanation of Borrowing Policy: Under the 1940 Act generally, the Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and the Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. The Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.	The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Underwriting
Target Fund	Target Fund	Acquiring Fund
Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund	Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Advantage Total Return Bond Fund
The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.	The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.	The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

Real Estate
Target Fund	Target Fund	Acquiring Fund
Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund	Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Advantage Total Return Bond Fund
The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.
Further explanation of Real Estate Policy: Each Fund may acquire or dispose of real estate or interest in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interest therein.	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities
Target Fund	Target Fund	Acquiring Fund
Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund	Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Advantage Total Return Bond Fund
The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.	The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.	The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Lending
Target Fund	Target Fund	Acquiring Fund
Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund	Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Advantage Total Return Bond Fund
The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.
Further Explanation of Lending Policy: To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.
When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash, cash equivalents or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.
The Funds have the ability to lend cash to other Evergreen funds, in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 25217-812-11592).	The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.	The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Exhibit C

Additional Target and Acquiring Fund Expense Information

The Annual Fund Operating Expenses tables and the examples that follow are based upon the actual expenses incurred by the Target and Acquiring Funds during their most recently completed fiscal year. The pro forma Annual Fund Operating Expenses table for the Acquiring Fund shows you what the annual operating expenses would have been for the Acquiring Fund based on the date of the Acquiring Fund's most recent financial statement, assuming the Merger had taken place at the beginning of the period.

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund, and the tables entitled "Pro Forma" also show what your fees and expenses would be if the Merger takes place. The pro forma expense information presented for Wells Fargo Total Return Bond Fund assumes that shareholders of each of Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund and Wells Fargo Diversified Bond Fund approve their respective Merger with Wells Fargo Total Return Bond Fund and that each Merger is consummated. If one or more, but not all, of those Mergers are consummated, the pro forma expense information shown would have been higher, but not to a significant extent. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, $50,000 in the Target Fund's family of funds or $50,000 in the Acquiring Fund's family of funds. Information regarding discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Fund Shares -- Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and in the Funds' prospectuses.

EVERGREEN CORE PLUS BOND FUND INTO WELLS FARGO ADVANTAGE INCOME PLUS FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Core Plus Bond Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses1,[2]
Class A	0.45%	0.25%	0.50%	0.06%	1.26%
Class B	0.45%	1.00%	0.50%	0.06%	2.01%
Class C	0.45%	1.00%	0.50%	0.06%	2.01%
Class I	0.45%	0.00%	0.50%	0.06%	1.01%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.98% for Class A, 1.73% for Class B, 1.73% for Class C, and 0.73% for Class I. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Core Plus Bond Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$597	$704	$304	$103	$204	$204
3 Years	$856	$930	$630	$322	$630	$630
5 Years	$1,134	$1,283	$1,083	$558	$1,083	$1,083
10 Years	$1,925	$2,144	$2,338	$1,236	$2,144	$2,338

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Income Plus Fund
	Management Fees[1]	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.50%	0.00%	0.55%	0.02%	1.07%	(0.15%)	0.92%
Class B	0.50%	0.75%	0.56%	0.02%	1.83%	(0.16%)	1.67%
Class C	0.50%	0.75%	0.57%	0.02%	1.84%	(0.17%)	1.67%
Institutional Class	0.50%	0.00%	0.19%	0.02%	0.71%	(0.08%)	0.63%
1	Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Comparison of Investment Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed through 9/30/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Income Plus Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Institutional Class	Class B	Class C
1 Year	$540	$670	$270	$65	$170	$170
3 Years	$762	$862	$563	$221	$562	$563
5 Years	$1,002	$1,179	$981	$390	$979	$981
10 Years	$1,689	$1,848	$2,147	$881	$1,848	$2,147

Pro Forma Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) and Pro Forma Example

Wells Fargo Advantage Income Plus Fund
	Management Fees[1]	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.40%	0.00%	0.50%	0.02%	0.92%	0.00%	0.92%
Class B	0.40%	0.75%	0.50%	0.02%	1.67%	0.00%	1.67%
Class C	0.40%	0.75%	0.50%	0.02%	1.67%	0.00%	1.67%
Institutional Class	0.40%	0.00%	0.16%	0.02%	0.59%	0.00%	0.59%
1	Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Comparison of Investment Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 0.90% for Class A, 1.65% for Class B, 1.65% for Class C, and 0.61% for Institutional Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Income Plus Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class Institutional	Class B	Class C
1 Year	$540	$670	$270	$60	$170	$170
3 Years	$730	$826	$526	$189	$526	$526
5 Years	$936	$1,107	$907	$329	$907	$907
10 Years	$1,530	$1,777	$1,976	$738	$1,777	$1,976

EVERGREEN CORE BOND FUND, EVERGREEN SHORT INTERMEDIATE BOND FUND AND WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND INTO WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Core Bond Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[2]	Total Annual Fund Operating Expenses2,[3]
Class A	0.32%	0.25%	0.45%	0.03%	1.05%
Class B	0.32%	1.00%	0.45%	0.03%	1.80%
Class C	0.32%	1.00%	0.45%	0.03%	1.80%
Class I	0.32%	0.00%	0.45%	0.03%	0.80%
Class IS	0.32%	0.25%	0.45%	0.03%	1.05%
Class R	0.32%	0.50%	0.45%	0.03%	1.30%
1	Restated to reflect current fees as of July 14, 2009.
2	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.
3	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.85% for Class A, 1.60% for Class B, 1.60% for Class C, 0.60% for Class I, 0.85% for Class IS, and 1.10% for Class R. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Core Bond Fund
	Assuming Redemption at End of Period						Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class IS	Class R	Class B	Class C
1 Year	$577	$683	$283	$82	$107	$132	$183	$183
3 Years	$793	$866	$566	$255	$334	$412	$566	$566
5 Years	$1,027	$1,175	$975	$444	$579	$713	$975	$975
10 Years	$1,697	$1,919	$2,116	$990	$1,283	$1,568	$1,919	$2,116

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Short Intermediate Bond Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[2]	Total Annual Fund Operating Expenses2,[3]
Class A	0.42%	0.25%	0.54%	0.04%	1.25%
Class B	0.42%	1.00%	0.54%	0.04%	2.00%
Class C	0.42%	1.00%	0.54%	0.04%	2.00%
Class I	0.42%	0.00%	0.54%	0.04%	1.00%
Class IS	0.42%	0.25%	0.54%	0.04%	1.25%
1	Restated to reflect current fees as of September 8, 2009.
2	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.
3	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.20% for Class A. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Short Intermediate Bond Fund
	Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class IS	Class B	Class C
1 Year	$349	$403	$303	$102	$127	$203	$203
3 Years	$613	$727	$627	$318	$397	$627	$627
5 Years	$896	$1,078	$1,078	$552	$686	$1,078	$1,078
10 Years	$1,702	$1,956	$2,327	$1,225	$1,511	$1,956	$2,327

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Diversified Bond Fund
	Management Fees[1]	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses (Underlying Master Portfolios)	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Administrator Class	0.25%	0.00%	0.54%	0.38%	1.17%	(0.47%)	0.70%
1	Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Comparison of Investment Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo Company.
3	Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	Funds Management has committed through 9/30/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolios' fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Diversified Bond Fund
Assuming Redemption at End of Period
After:	Administrator Class
1 Year	$72
3 Years	$325
5 Years	$597
10 Years	$1,376

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Total Return Bond Fund
	Management Fees[1]	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.37%	0.00%	0.50%	0.87%	(0.02%)	0.85%
Class B	0.37%	0.75%	0.50%	1.62%	(0.02%)	1.60%
Class C	0.37%	0.75%	0.51%	1.62%	(0.02%)	1.60%
Administrator Class	0.37%	0.00%	0.42%	0.79%	(0.09%)	0.70%
Institutional Class	0.37%	0.00%	0.16%	0.53%	(0.11%)	0.42%
1	Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Comparison of Investment Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo Company.
3	Includes gross expenses allocated from the master porfolio in which the Fund invests.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	Funds Management has committed through 9/30/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolios' fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Total Return Bond Fund
	Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Administ- rator Class	Institutional Class	Class B	Class C
1 Year	$533	$663	$263	$72	$43	$163	$163
3 Years	$714	$810	$511	$244	$159	$510	$511
5 Years	$909	$1,081	$884	$432	$286	$881	$884
10 Years	$1,475	$1,480	$1,931	$974	$655	$1,480	$1,931

Pro Forma Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) and Pro Forma Example

Wells Fargo Advantage Total Return Bond Fund
	Management Fees[1]	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.36%	0.00%	0.45%	0.81%	0.00%	0.81%
Class B	0.36%	0.75%	0.45%	1.56%	0.00%	1.56%
Class C	0.36%	0.75%	0.45%	1.56%	0.00%	1.56%
Administrator Class	0.36%	0.00%	0.39%	0.75%	(0.05%)	0.70%
Institutional Class	0.36%	0.00%	0.12%	0.48%	(0.06%)	0.42%
Class R	0.36%	0.25%	0.45%	1.06%	0.00%	1.06%
1	Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Comparison of Investment Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo Company.
3	Includes gross expenses allocated from the master porfolio in which the Fund invests.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	Funds Management has committed for three years after the closing of the merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolios' fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed 0.83% for Class A, 1.58% for Class B, 1.58% for Class C, 0.70% for Administrator Class, 0.42% for Institutional Class, and 1.08% for Class R. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Total Return Bond Fund
	Assuming Redemption at End of Period						Assuming No Redemption
After:	Class A	Class B	Class C	Administ- rator Class	Institution- al Class	Class R	Class B	Class C
1 Year	$529	$659	$259	$72	$43	$108	$159	$159
3 Years	$697	$793	$493	$224	$135	$337	$493	$493
5 Years	$879	$1,050	$850	$401	$250	$585	$850	$850
10 Years	$1,407	$1,655	$1,856	$916	$585	$1,294	$1,655	$1,856

Exhibit D

Pro Forma Capitalization

EVERGREEN CORE PLUS BOND FUND INTO WELLS FARGO ADVANTAGE INCOME PLUS FUND

The following table sets forth the capitalizations of each of the Target and Acquiring Funds as of November 30, 2009, and the capitalization of each Acquiring Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.96, 0.96, 0.96 and 0.96 for each of Class A, Class B, Class C, and Institutional Class, respectively, of the Acquiring Fund issued for each Class A, Class B, Class C and Class I, respectively, of the Target Fund. The Wells Fargo Advantage Income Plus Fund will be the accounting survivor following the Merger.

	Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund	Adjustments	Wells Fargo Advantage Income Plus Fund Proforma
Total Net Assets
Class A	$116,246,781	$117,941,014	N/A	$234,187,795
Class B	$5,661,458	$2,887,383	N/A	$8,548,841
Class C	$14,275,120	$10,478,284	N/A	$24,753,404
Class I	$32,423,677	N/A	($32,423,677)	N/A
Institutional Class	N/A	$106,407,788	$32,423,677	$138,831,465
Investor Class[1]	N/A	$188,397,667	N/A	$188,397,667
Total	$168,607,036	$426,112,136	$0	$594,719,172
Net Asset Value per Share
Class A	$11.08	$11.50		$11.50
Class B	$11.08	$11.51		$11.51
Class C	$11.08	$11.50		$11.50
Class I	$11.08	N/A		N/A
Institutional Class	N/A	$11.50		$11.50
Investor Class[1]	N/A	$11.50		$11.50
Total Shares Outstanding
Class A	10,487,749	10,254,099	(380,874)	20,360,974
Class B	510,784	250,805	(19,016)	742,573
Class C	1,287,921	911,168	(46,590)	2,152,499
Class I	2,925,271	N/A	(2,925,271)	N/A
Institutional Class	N/A	9,251,412	2,819,011	12,070,423
Investor Class[1]	N/A	16,379,154	N/A	16,379,154
Total	15,211,725	37,046,638	(552,740)	51,705,623
1	This share class is not involved in the Merger.

EVERGREEN CORE BOND FUND, EVERGREEN SHORT INTERMEDIATE BOND FUND AND WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND INTO WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

The following table sets forth the capitalizations of each of the Target  and Acquiring Funds as of November 30, 2009, and the capitalization of each Acquiring Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.60, 0.60, 0.61, 0.61, and 0.61 for each of Class A, Class B, Class C, Institutional Class and Class R respectively, of the Acquiring Fund issued for each Class A or Class IS, Class B, Class C, Class I, and Class R, respectively, of the Evergreen Core Bond Fund; 0.38, 0.38, 0.38, 0.38% and 0.39 for each of Class A, Class B, Class C, and Administrator Class, respectively, of the Acquiring Fund issued for each Class A or Class IS, Class B, Class C and Class I, respectively, of the Evergreen Short Intermediate Bond; and 1.86 for each Administrator Class of the Acquiring Fund issued for each Administrator Class, of the Wells Fargo Advantage Diversified Bond Fund. The Wells Fargo Advantage Total Return Bond Fund will be the accounting survivor following the Merger.

	Evergreen Core Bond Fund	Evergreen Short Intermediate Bond Fund	Wells Fargo Advantage Diversified Bond Bond	Wells Fargo Advantage Total Return Bond Fund Proforma	Adjustments	Wells Fargo Advantage Total Return ProForma
Total Net Assets
Class A	$153,195,398	$19,255,063	N/A	$588,713,025	$17,147,337	$778,310,823
Class B	$27,761,053	$2,584,795	N/A	$8,981,629	N/A	$39,327,477
Class C	$79,272,607	$11,001,594	N/A	$27,130,877	N/A	$117,405,078
Class I	$350,850,123	$38,056,821	N/A	N/A	($388,906,944)	N/A
Class IS	$11,259,553	$5,887,784	N/A	N/A	($17,147,337)	N/A
Class R	$21,458,931	N/A	N/A	N/A	N/A	$21,458,931
Administrator Class	N/A	N/A	$47,248,070	$1,016,750,962	$38,056,821	$1,102,055,853
Institutional Class	N/A	N/A	N/A	$625,474,185	$350,850,123	$976,324,308
Investor Class[1]	N/A	N/A	N/A	$32,386,589	N/A	$32,386,589
Total	$643,797,665	$76,786,057	$47,248,070	$2,299,437,267	$0	$3,067,269,059
Net Asset Value per Share
Class A	$7.97	$5.02	N/A	$13.22		$13.22
Class B	$7.97	$5.02	N/A	$13.23		$13.23
Class C	$7.97	$5.02	N/A	$13.16		$13.16
Class I	$7.97	$5.02	N/A	N/A		N/A
Class IS	$7.97	$5.02	N/A	N/A		N/A
Class R	$7.97	N/A	N/A	N/A		$12.99
Administrator Class	N/A	N/A	$24.19	$13.00		$13.00
Institutional Class	N/A	N/A	N/A	$12.99		$12.99
Investor Class[1]	N/A	N/A	N/A	$12.99		$12.99
Total Shares Outstanding
Class A	19,209,463	3,838,093	N/A	44,521,327	(8,709,290)	58,859,593
Class B	3,481,013	515,235	N/A	678,635	(1,703,364)	2,971,519
Class C	9,940,149	2,192,972	N/A	2,061,311	(5,274,407)	8,920,025
Class I	43,993,814	7,585,584	N/A	N/A	(51,579,398)	N/A
Class IS	1,411,857	1,173,591	N/A	N/A	(2,585,448)	N/A
Class R	2,690,777	N/A	N/A	N/A	(1,039,454)	1,651,323
Administrator Class	N/A	N/A	1,953,279	78,206,041	4,608,185	84,767,505
Institutional Class	N/A	N/A	N/A	48,132,235	26,999,105	75,131,340
Investor Class[1]	N/A	N/A	N/A	2,492,238	N/A	2,492,238
Total	80,727,073	15,305,475	1,953,279	176,091,787	(39,284,071)	234,793,543
1	This share class is not involved in the Merger.

Exhibit E

Forms of Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement

PRIOR SUB-ADVISORY AGREEMENT BETWEEN EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, FIRST INTERNATIONAL ADVISERS, LLC AND EVERGREEN FIXED INCOME TRUST ON BEHALF OF EVERGREEN CORE PLUS BOND FUND

AGREEMENT made this 12th day of February, 2009, by and between Evergreen Investment Management Company, LLC (the "Adviser"), and First International Advisors, LLC (the "Sub-adviser").

WHEREAS, the Adviser serves as investment adviser to the Evergreen Core Plus Bond Fund (the "Fund"), a series of the Evergreen Fixed Income Trust (the "Trust"), a Delaware statutory trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933, as amended (the "Registration Statement"); and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Fund; and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follow:

1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to furnish continuously an investment program for the Fund with respect to the portion of the Fund's portfolio invested in foreign fixed income securities (as described in the Fund's current Governing Documents (as defined below) as allocated to the Sub-Adviser by the Adviser, and as they may be amended from time to time) (the "Foreign Debt Portfolio") and to make all related investment decisions on behalf of the Fund and place all orders for securities and other transactions in connection with the management of the Foreign Debt Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser or the Trust in any way. The Sub-adviser may execute Trust documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its providing advisory services to the Fund.

2. Obligations of Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:
a. The Sub-adviser shall furnish continuously an investment program for the Fund with respect to the Foreign Debt Portfolio and will make all related investment decisions on behalf of the Fund and place all orders for securities or other transactions in connection with the management of the Foreign Debt Portfolio, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund applicable to the Foreign Debt Portfolio set forth in the Fund's Prospectus and Statement of Additional Information as from time to time in effect (together, the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent applicable to the Foreign Debt Portfolio, and (iii) any written instructions which the Adviser or the Trust's Board of Trustees may issue from time to time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Trust's Board of Trustees as from time to time in effect (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. Subject to and in pursuance of the foregoing, the Sub-adviser is authorized to make all determinations with respect to the purchase and sale of portfolio securities in respect of the Foreign Debt Portfolio and shall take such action necessary to implement the same. The Sub-adviser shall render such reports to the Trust's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Fund. Unless the Adviser gives the Sub-adviser instructions to the contrary, the Sub-adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Fund's shareholders, direct the Fund's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities in which the Foreign Debt Portfolio may be invested.
b. Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. In executing portfolio transactions and selecting broker-dealers, the Sub-adviser will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, the Sub-adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided. The Sub-adviser is authorized to pay a broker-dealer who provides such brokerage and research services an amount of commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or in terms of all of the accounts over which the Sub-adviser exercises investment discretion.
c. In connection with the placement of orders for the execution of the portfolio transactions of the Fund, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of investments by the Sub-adviser on behalf of the Fund required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Adviser or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.
d. Except for expenses specifically assumed or agreed to be paid by the Sub-adviser pursuant hereto, the Sub-adviser shall not be liable for any expenses of the Adviser or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund, and (c) custodian fees and expenses. The Sub-adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

3. Compensation of the Sub-adviser. In full consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser a fee at the annual rate set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-adviser, the value of the Fund's net assets shall be computed at the times and in the manner determined by the Trust's Board of Trustees and set forth in the Governing Documents.

4. Other Activities of the Sub-adviser. The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

5. Liability of the Sub-adviser. Absent willful misfeasance, bad faith, or gross negligence in the performance of the Sub-adviser's duties hereunder or reckless disregard by the Sub-adviser of its obligations and duties hereunder, neither the Sub-adviser nor any of its officers, directors, shareholders, employees or agents shall be liable to the Adviser, the Trust or any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or as a result of any other act or omission. Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Trust may have under any federal or state securities laws.

6. Limitation of Trust's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Fund's obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

7. Renewal, Termination and Amendment. This Agreement shall continue in effect until September 30, 2009 unless sooner terminated as hereinafter provided, and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by the Trustees of the Trust or a vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party or the Trust, cast in accordance with the provisions of the 1940 Act. This Agreement may be terminated at any time without payment of any penalty, by the Adviser, the Trust's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Trust upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 90 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory and Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities and a vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser or the Sub-adviser, cast in person at a meeting called for the purpose of voting on such approval.

8. Confidential Relationship. Any (i) information that is not generally available to, or known by, the public and obtained or received by a party to this Agreement in the course of or in connection with the performance of its obligations under this Agreement and (ii) advice furnished by either party to this Agreement to the other party to this Agreement in the course of or in connection with the performance of its obligations under this Agreement, shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule, regulation or court order, and shall not be used by the receiving or obtaining party except for the benefit of the other party. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Trust in connection with providing composite investment results and related information of the Sub-adviser.

9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without giving effect to conflict of laws rules. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
By: ______________________________
Name: Brian J. Montana
Title: Vice President

FIRST INTERNATIONAL ADVISORS, LLC
By: ________________________________
Name: Peter M. Wilson
Title: Director

February 12, 2009

Schedule A

As compensation for the Sub-adviser's services to the Fund during the period of this Agreement, the Adviser will pay to the Sub-adviser a fee at the annual rate of:

I. Evergreen Core Plus Bond Fund

0.045% of the Average Daily Total Net Assets of the Fund

PRIOR SUB-ADVISORY AGREEMENT BETWEEN EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, TATTERSALL ADVISORY GROUP, INC. AND EVERGREEN FIXED INCOME TRUST ON BEHALF OF EVERGREEN CORE PLUS BOND FUND

AGREEMENT made the 12th day of February, 2009, by and between Evergreen Investment Management Company, LLC, a Delaware limited liability company (the "Adviser") and Tattersall Advisory Group, Inc., a Virginia corporation (the "Sub-adviser").

WHEREAS, the Adviser serves as investment adviser to the Evergreen Fixed Income Trust (the "Trust"), a Delaware statutory trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Funds; and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser;

THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Adviser and the Sub-adviser agree as follows:

1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of each Fund's assets specified from time to time by the Adviser ("Managed Assets") in conformity with each Fund's investment objectives and restrictions as may be set forth from time to time in each Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the control and direction of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way.

2. Obligations of and Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-adviser shall manage the investment and reinvestment of the Managed Assets, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of each Fund set forth in each Fund's Prospectus and Statement of Additional Information as from time to time in effect (the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and (iii) any written instructions which the Adviser or the Trust's Board of Trustees may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Trust's Board of Trustees as from time to time in effect (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. Subject to and in pursuance of the foregoing, the Sub-adviser shall make all determinations with respect to the purchase and sale of portfolio securities in respect of the Managed Assets and shall take such action necessary to implement the same. The Sub-adviser shall render such reports to the Trust's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Trust.

b. Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of each Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. In executing portfolio transactions and selecting broker-dealers, the Sub-adviser will use its best efforts to seek best execution on behalf of each Fund. In assessing the best execution available for any transaction, the Sub-adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to a Fund and/or other accounts over which the Sub-adviser or an affiliate of the Sub-adviser exercises investment discretion. The Sub-adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

c. In connection with the placement of orders for the execution of the portfolio transactions of each Fund, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of investments by the Sub-adviser on behalf of the Funds required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Adviser or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

3. Compensation of the Sub-adviser. In full consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser fees at the rates set forth in Schedule A hereto. Such fees shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-adviser, the value of each Fund's net assets shall be computed at the times and in the manner determined by the Trust's Board of Trustees and set forth in the Governing Documents.

4. Other Activities of the Sub-adviser. The services of the Sub-adviser to the Funds hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

5. Liability of the Sub-adviser. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of the Funds in connection with the performance of this Agreement, except a loss resulting from the Sub-adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee, or agent of the Sub-adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or any of the Funds or acting on any business of the
Trust or any of the Funds (other than services or business in connection with the Sub-adviser's duties hereunder), to be rendering such services to or acting solely for the Trust or any of the Funds and not as an officer, director, partner, employee, or agent or one under the control or direction of the Sub-adviser.

6. Limitation of Trust's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Trust's obligations shall be limited to the assets of the applicable Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust, or from any other series of the Trust, nor from any Trust officer, employee or agent of the Trust.

7. Renewal, Termination and Amendment. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated with respect to a Fund as hereinafter provided, until September 30, 2009 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by the Trustees of the Trust or a vote of the holders of a majority of the outstanding voting securities of the Fund in question and by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party or the Fund, cast in accordance with the provisions of the 1940 Act. This Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by the Adviser, the Trust's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Subadviser upon 90 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory and Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment.
The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

8. Confidential Relationship. Any information and advice furnished by either party to this
Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Funds in connection with providing composite investment results and related information of the Sub-adviser.

9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Miscellaneous. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
By:______________________________
Name: ___________________________
Title: ____________________________

TATTERSALL ADVISORY GROUP, INC.
By:______________________________
Name:___________________________
Title:____________________________

March 12, 2009

Schedule A

EVERGREEN FIXED INCOME TRUST, on behalf of each of the following series:

Evergreen Core Plus Bond Fund
Evergreen Diversified Income Builder Fund
Evergreen High Income Fund
Evergreen Ultra Short Opportunities Fund
Evergreen U.S. Government Fund

March 12, 2009
Schedule B

As compensation for the Sub-adviser's services to Evergreen Core Plus Bond Fund (formerly Evergreen Diversified Bond Fund) during the period of this Agreement, the Adviser will pay to the Sub-adviser a fee equal to 90% of the advisory fee retained by EIMC pursuant to its advisory contract with Evergreen Diversified Bond Fund. For purposes of this Agreement, advisory fees waived by EIMC voluntarily or as a result of a voluntary or contractual expense cap are not "retained."

As compensation for the Sub-adviser's services to Evergreen High Income Fund (formerly Evergreen High Yield Bond Fund) during the period of this Agreement, the Adviser will pay to the Sub-adviser a fee equal to 90% of the advisory fee retained by EIMC pursuant to its advisory contract with Evergreen High Yield Bond Fund. For purposes of this Agreement, advisory fees waived by EIMC voluntarily or as a result of a voluntary or contractual expense cap are not "retained."

As compensation for the Sub-adviser's services to Evergreen U.S. Government Fund during the period of this Agreement, the Adviser will pay to the Sub-adviser a fee equal to 90% of the advisory fee retained by EIMC pursuant to its advisory contract with Evergreen U.S. Government Fund. For purposes of this Agreement, advisory fees waived by EIMC voluntarily or as a result of a voluntary or contractual expense cap are not "retained."

As compensation for the Sub-adviser's services to Evergreen Diversified Income Builder Fund (formerly Evergreen Strategic Income Fund) during the period of this Agreement, the Adviser will pay to the Sub-adviser a fee equal to 90% of the advisory fee retained by EIMC pursuant to its advisory contract with Evergreen Strategic Income Fund. For purposes of this Agreement, any advisory fees that are used to compensate any other Sub-advisers to Evergreen Strategic Income Fund and any advisory fees waived by EIMC voluntarily or as a result of a voluntary or contractual expense cap are not "retained."

For Evergreen Ultra Short Opportunities Fund, the Sub-adviser is not compensated by EIMC for its services.

PRIOR SUB-ADVISORY AGREEMENT BETWEEN EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, TATTERSALL ADVISORY GROUP, INC. AND EVERGREEN SELECT FIXED INCOME TRUST ON BEHALF OF EVERGREEN CORE BOND FUND AND EVERGREEN SHORT INTERMEDIATE BOND FUND

AGREEMENT made this 12th day of February, 2009, by and between Evergreen Investment Management Company, LLC (the "Adviser"), and Tattersall Advisory Group, Inc. (the "Sub-adviser").

WHEREAS, the Adviser serves as investment adviser to the Evergreen Select Fixed Income Trust (the "Trust"), a Delaware business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

WHEREAS, the Trust is comprised of several separate investment portfolios; and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Funds listed on the attached Schedule A, as amended from time to time; and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follow:

1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund's assets, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way. The Sub-adviser may execute Fund documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its providing advisory services to the Fund.

2. Obligations of Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:
a. The Sub-adviser shall manage the investment and reinvestment of the portfolio assets of the Fund, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund's Prospectus and Statement of Additional Information as from time to time in effect (the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and (iii) any written instructions which the Adviser or the Trust's Board of Trustees may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Trust's Board of Trustees as from time to time in effect (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. Subject to and in pursuance of the foregoing, the Sub-adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-adviser shall render such reports to the Trust's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Fund. Unless the Adviser gives the Sub-adviser written instructions to the contrary, the Sub-adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Fund's shareholders, direct the Fund's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held in the Fund.
b. Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. The Sub-adviser shall use its best efforts to obtain best execution on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Sub-adviser has complied with Section 28(e) of the Securities Exchange Act of 1934, the Sub-adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged.
c. In connection with the placement of orders for the execution of the portfolio transactions of the Fund, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of securities by the Sub-adviser on behalf of the Fund required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Adviser or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.
d. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

3. Compensation of the Sub-adviser. In full consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser a fee at the annual rate set forth in Schedule B hereto of the value of the Fund's average daily net assets. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-adviser, the value of the Fund's net assets shall be computed at the times and in the manner determined by the Trust's Board of Trustees and set forth in the Governing Documents.

4. Other Activities of the Sub-adviser. The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

5. Use of Names. The Adviser shall not use the name of the Sub-adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust or the Fund in any manner not approved prior thereto by the Sub-adviser; provided, however, that the Adviser may use the name of the Sub-adviser and its affiliates in any such material that merely refers in accurate terms to the Sub-adviser's appointment hereunder. The Sub-adviser shall not use the name of the Trust or the Adviser in any material relating to the Sub-adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Sub-adviser may use the name of the Adviser or the Trust in any material that merely refers in accurate terms to the appointment of the Sub-adviser hereunder.

6. Liability of the Sub-adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Trust may have under any federal or state securities laws.
7. Limitation of Trust's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Trust's obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.
8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until September 30, 2009 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in accordance with the provisions of the 1940 Act. This Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 90 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities.
9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Fund in connection with providing composite investment results and related information of the Sub-adviser.
10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
By: ___________________________
Name: ___________________________
Title: ___________________________
TATTERSALL ADVISORY GROUP, INC.
By: ___________________________
Name: ___________________________
Title: ___________________________

February 12, 2009

SCHEDULE A

EVERGREEN SELECT FIXED INCOME TRUST, on behalf of each of the following series:

Evergreen Core Bond Fund
Evergreen Short Intermediate Bond Fund

February 12, 2009
Schedule B

As compensation for the Sub-adviser's services to each Fund during the period of this Agreement, the Adviser will pay to the Sub-adviser a fee at the annual rate of:

I. Evergreen Core Bond Fund

(aggregated with VA)
0.32 of the first $5 billion, plus
0.30% of the next $3 billion, plus
0.28% of amounts over $ 8 billion

computed as of the close of each business day.

II. Evergreen Short Intermediate Bond Fund

0.19% of the Average Daily Net Assets of the Fund

computed as of the close of each business day.

FORM OF INTERIM SUB-ADVISORY AGREEMENT
AMONG [EVERGREEN FIXED INCOME TRUST]/[EVERGREEN SELECT FIXED INCOME TRUST]/[EVERGREEN VARIABLE ANNUITY TRUST], EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND
WELLS CAPITAL MANAGEMENT INCORPORATED

This AGREEMENT is made as of this 1st day of December, 2009, by and among [Evergreen Fixed Income Trust]/[Evergreen Select Fixed Income Trust]/[Evergreen Variable Annuity Trust] (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, Evergreen Investment Management Company, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, and Wells Capital Management Incorporated (the "Sub-Adviser"), a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory and management agreement, dated [_____], 2009, between the Adviser and the Trust (the "Advisory Agreement"); and

WHEREAS, the Adviser has retained Tattersall Advisory Group, Inc. [and First International Advisors, LLC (for Evergreen Core Plus Bond Fund only)] to provide sub-advisory services to the series of the Trust listed in Appendix A hereto as it may be amended from time to time pursuant to a Sub-Advisory Agreement dated ___________, 200 [and, in the case of First International Advisors, LLC, a Sub-Advisory Agreement dated , 2009] (the "Previous Sub-Advisory Agreement"); and

WHEREAS, each of the Previous Sub-Advisory Agreement terminated on November 30, 2009 because its continuance beyond that date was not approved by the Board; and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Board has approved the retention of the Sub-Adviser, to provide investment advisory services to the series of the Trust listed in Appendix A hereto as it may be amended from time to time (the "Fund"), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement.

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933, as amended (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Fund's investment portfolio and the Sub-Adviser's responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Fund, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other assets for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Fund and other mutual funds and investment companies advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with any other sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust's Registration Statement or the Sub-Adviser's ability to perform its obligations hereunder, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Fund or the Trust. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. Upon the Trust's reasonable request, the Sub-Adviser also shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all other documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust. The books and records required to be maintained by the Trust which are in the possession of the Sub-Adviser shall be the property of the Trust; provided, however, that if the Sub-Adviser also is required to prepare and maintain any such books and records to satisfy its own recordkeeping requirements, such books and records shall constitute the property of each of the Trust and the Sub-Adviser. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable written request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

(e) The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser's composite performance record for inclusion in Fund documents, (A) any composite performance record of the Sub-Adviser's executive officers furnished to the Adviser and the Trust in writing prior to the date hereof (the "Data") is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub-Adviser's executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Fund as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and any proxy statements (the "Public Disclosure"); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;
(c) The Advisory Agreement; and
(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's most recent Form ADV;
(b) The Sub-Adviser's most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.
In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust's Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Trust's policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust's registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund's prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term is interpreted under the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Fund with respect to compensation under this Agreement.

Section 10. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and Data (only if Sub-Adviser furnishes to Adviser or the Trust any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the Fund's assets.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Trust in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Trust or such persons as they may designate, solely in connection with the Fund, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser, Sub-Adviser and the Trust may only disclose Fund portfolio holdings information in accordance with the Trust's policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Fund and the performance of the Sub-Adviser's obligations hereunder.

Section 12. Records. In addition to any duties under Section 2(d) of this Agreement, the Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's written request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective immediately upon termination of the Previous Sub-Advisory Agreement. Unless sooner terminated, this Agreement shall terminate at the end of the 150th day following the date on which the Previous Sub-Advisory Agreement terminated.

Section 14. Termination. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement shall terminate immediately upon the execution of a Sub-Advisory Agreement between the Adviser and Sub-Adviser in respect of the Fund that has been approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Adviser hereby agrees to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser's act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security for the Fund in accordance with the terms of this Agreement, or arising out of or attributable to conduct of the Adviser relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 200 Berkeley Street, Boston, Massachusetts 02116, Attention: [_____], and that of the Adviser shall be 200 Berkeley Street, Boston, Massachusetts 02116, Attention: [_____], and that of the Sub-Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Evergreen Name. The Sub-Adviser and the Trust each agree that the name "Evergreen," which comprises a component of the Trust's name, and "Wells Fargo" each is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Evergreen" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose (or if in the future it ever includes "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, it will do so for no other purpose); (ii) it will not grant to any third party the right to use the name "Evergreen" or "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Evergreen," "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Evergreen" or "Wells Fargo" and following such change, shall not use the words "Evergreen," "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Fund in its representative client list.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the Fund. Each of the Trust and the Adviser understand that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory services specified in Section 2(a) above.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

[EVERGREEN FIXED INCOME TRUST]/
[EVERGREEN SELECT FIXED INCOME TRUST]/
[EVERGREEN VARIABLE ANNUITY TRUST]
on behalf of the Fund[s]

By:
[Name]
[Title]
EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By:
[Name]
[Title]
WELLS CAPITAL MANAGEMENT INCORPORATED

By:
[Name]
[Title]

APPENDIX A

WELLS CAPITAL MANAGEMENT INCORPORATED
SUB-ADVISORY AGREEMENT
[EVERGREEN FIXED INCOME TRUST]/[EVERGREEN SELECT FIXED INCOME TRUST]/[EVERGREEN VARIABLE ANNUITY TRUST]

[Evergreen Core Plus Bond Fund]
[Evergreen Core Bond Fund]
[Evergreen Short Intermediate Bond Fund]
[Evergreen VA Core Bond Fund]

Approved by the Board of Trustees: [_____], 2009

APPENDIX B

WELLS CAPITAL MANAGEMENT INCORPORATED
SUB-ADVISORY AGREEMENT
FEE AGREEMENT
[EVERGREEN FIXED INCOME TRUST]/[EVERGREEN SELECT FIXED INCOME TRUST]/[EVERGREEN VARIABLE ANNUITY TRUST]

This fee agreement is effective as of the 1st day of December, 2009, by and between [Evergreen Fixed Income Trust]/[Evergreen Select Fixed Income Trust]/[Evergreen Variable Annuity Trust] (the "Trust"), Evergreen Investment Management Company, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser").

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides management and other services to the series of the Trust listed in Appendix A to the Sub-Advisory Agreement (the "Fund"); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix B;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of the Fund throughout the month:

[As compensation for the Sub-Adviser's services to Evergreen Core Plus Bond Fund during the period of this Agreement, the Adviser will pay to the Sub-Adviser a fee equal to 90% of the advisory fee retained by Adviser pursuant to its advisory contract with Evergreen Core Plus Bond Fund. For purposes of this Agreement, advisory fees waived by Adviser voluntarily or as a result of a voluntary or contractual expense cap are not "retained."]

[As compensation for the Sub-Adviser's services to Evergreen Core Bond Fund during the period of this Agreement, the Adviser will pay to the Sub-Adviser a fee at the annual rate of:

0.32% of the first $5 billion, plus
0.30% of the next $3 billion, plus
0.28% of amounts over $8 billion

computed as of the close of each business day.]

[As compensation for the Sub-Adviser's services to Evergreen Short Intermediate Bond Fund during the period of this Agreement, the Adviser will pay to the Sub-Adviser a fee at the annual rate of: 0.19% of the Average Daily Net Assets of the Fund computed as of the close of each business day.]

[As compensation for the Sub-Adviser's services to Evergreen VA Core Bond Fund during the period of this Agreement, the Adviser will pay to the Sub-Adviser a fee at the annual rate of 0.00%.]

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

The foregoing fee schedule is agreed to as of this [ ] day of [ ], 2009, and shall remain in effect until agreed and changed in writing by the parties.

[EVERGREEN FIXED INCOME TRUST]/
[EVERGREEN SELECT FIXED INCOME TRUST]/
[EVERGREEN VARIABLE ANNUITY TRUST]
on behalf of the Fund[s]

By:
[Name]
[Title]
EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By:
[Name]
[Title]
WELLS CAPITAL MANAGEMENT INCORPORATED

By:
[Name]
[Title]

FORM OF NEW SUB-ADVISORY AGREEMENT
AMONG [EVERGREEN FIXED INCOME TRUST]/[EVERGREEN SELECT FIXED INCOME TRUST]/[EVERGREEN VARIABLE ANNUITY TRUST], EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND
WELLS CAPITAL MANAGEMENT INCORPORATED

This AGREEMENT is made as of this [___] day of [______, 20__], by and among [Evergreen Fixed Income Trust]/[Evergreen Select Fixed Income Trust]/[Evergreen Variable Annuity Trust] (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, Evergreen Investment Management Company, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, and Wells Capital Management Incorporated (the "Sub-Adviser"), a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory and management agreement, dated [_____], 2009, between the Adviser and the Trust (the "Advisory Agreement"); and

WHEREAS, the Adviser has retained Tattersall Advisory Group, Inc. [and First International Advisors, LLC (for Evergreen Core Plus Bond Fund only)] to provide sub-advisory services to the series of the Trust listed in Appendix A hereto as it may be amended from time to time pursuant to a Sub-Advisory Agreement dated ___________, 200 [and, in the case of First International Advisors, LLC, a Sub-Advisory Agreement dated , 2009] (the "Previous Sub-Advisory Agreement"); and

WHEREAS, each of the Previous Sub-Advisory Agreement terminated on November 30, 2009 because its continuance beyond that date was not approved by the Board; and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Board has approved the retention of the Sub-Adviser, to provide investment advisory services to the series of the Trust listed in Appendix A hereto as it may be amended from time to time (the "Fund"), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement.

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Fund's investment portfolio and the Sub-Adviser's responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Fund, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other assets for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Fund and other mutual funds and investment companies advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with any other sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust's Registration Statement or the Sub-Adviser's ability to perform its obligations hereunder, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Fund or the Trust. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. Upon the Trust's reasonable request, the Sub-Adviser also shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all other documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust. The books and records required to be maintained by the Trust which are in the possession of the Sub-Adviser shall be the property of the Trust; provided, however, that if the Sub-Adviser also is required to prepare and maintain any such books and records to satisfy its own recordkeeping requirements, such books and records shall constitute the property of each of the Trust and the Sub-Adviser. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable written request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

(e) The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser's composite performance record for inclusion in Fund documents, (A) any composite performance record of the Sub-Adviser's executive officers furnished to the Adviser and the Trust in writing prior to the date hereof (the "Data") is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub-Adviser's executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Fund as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and any proxy statements (the "Public Disclosure"); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;
(c) The Advisory Agreement; and
(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's most recent Form ADV;
(b) The Sub-Adviser's most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.
In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust's Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Trust's policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust's registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund's prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term is interpreted under the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Fund with respect to compensation under this Agreement.

Section 10. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and Data (only if Sub-Adviser furnishes to Adviser or the Trust any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the Fund's assets.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Trust in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Trust or such persons as they may designate, solely in connection with the Fund, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser, the Sub-Adviser and the Trust may only disclose Fund portfolio holdings information in accordance with the Trust's policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Fund and the performance of the Sub-Adviser's obligations hereunder.

Section 12. Records. In addition to the duties under Section 2(d) of this Agreement, the Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's written request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to the Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Fund, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Fund's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and
(b) by the affirmative vote of a majority of the Fund's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Fund), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Adviser hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser's act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security for the Fund in accordance with the terms of this Agreement, or arising out of or attributable to conduct of the Adviser relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 200 Berkeley Street, Boston, Massachusetts 02116, Attention: [_____], and that of the Adviser shall be 200 Berkeley Street, Boston, Massachusetts 02116, Attention: [_____], and that of the Sub-Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Evergreen Name. The Sub-Adviser and the Trust each agree that the name "Evergreen," which comprises a component of the Trust's name, and "Wells Fargo" each is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Evergreen" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose (or if in the future it ever includes "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, it will do so for no other purpose); (ii) it will not grant to any third party the right to use the name "Evergreen" or "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Evergreen," "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Evergreen" or "Wells Fargo" and following such change, shall not use the words "Evergreen," "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Fund in its representative client list.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the Fund. Each of the Trust and the Adviser understand that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory services specified in Section 2(a) above.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

[EVERGREEN FIXED INCOME TRUST]/
[EVERGREEN SELECT FIXED INCOME TRUST]/
[EVERGREEN VARIABLE ANNUITY TRUST]
on behalf of the Fund[s]

By:
[Name]
[Title]
EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By:
[Name]
[Title]
WELLS CAPITAL MANAGEMENT INCORPORATED

By:
[Name]
[Title]

APPENDIX A

WELLS CAPITAL MANAGEMENT INCORPORATED
SUB-ADVISORY AGREEMENT
[EVERGREEN FIXED INCOME TRUST]/[EVERGREEN SELECT FIXED INCOME TRUST]/[EVERGREEN VARIABLE ANNUITY TRUST]

[Evergreen Core Plus Bond Fund]
[Evergreen Core Bond Fund]
[Evergreen Short Intermediate Bond Fund]
[Evergreen VA Core Bond Fund]

Approved by the Board of Trustees: [_____], 2009

APPENDIX B

WELLS CAPITAL MANAGEMENT INCORPORATED
SUB-ADVISORY AGREEMENT
FEE AGREEMENT
[EVERGREEN FIXED INCOME TRUST]/[EVERGREEN SELECT FIXED INCOME TRUST]/[EVERGREEN VARIABLE ANNUITY TRUST]

This fee agreement is effective as of the [ ] day of [______], 2009, by and between [Evergreen Fixed Income Trust]/[Evergreen Select Fixed Income Trust]/[Evergreen Variable Annuity Trust] (the "Trust"), Evergreen Investment Management Company, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser").

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides management and other services to the series of the Trust listed in Appendix A to the Sub-Advisory Agreement (the "Fund"); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix B;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of the Fund throughout the month:

[As compensation for the Sub-Adviser's services to Evergreen Core Plus Bond Fund during the period of this Agreement, the Adviser will pay to the Sub-Adviser a fee equal to 90% of the advisory fee retained by Adviser pursuant to its advisory contract with Evergreen Core Plus Bond Fund. For purposes of this Agreement, advisory fees waived by Adviser voluntarily or as a result of a voluntary or contractual expense cap are not "retained."]

[As compensation for the Sub-Adviser's services to Evergreen Core Bond Fund during the period of this Agreement, the Adviser will pay to the Sub-Adviser a fee at the annual rate of:

0.32 of the first $5 billion, plus
0.30% of the next $3 billion, plus
0.28% of amounts over $ 8 billion

computed as of the close of each business day.]

[As compensation for the Sub-Adviser's services to Evergreen Short Intermediate Bond Fund during the period of this Agreement, the Adviser will pay to the Sub-Adviser a fee at the annual rate of: 0.19% of the Average Daily Net Assets of the Fund computed as of the close of each business day.]

[As compensation for the Sub-Adviser's services to Evergreen VA Core Bond Fund during the period of this Agreement, the Adviser will pay to the Sub-Adviser a fee at the annual rate of: 0.00%.]

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

The foregoing fee schedule is agreed to as of this 1st day of December, 2009, and shall remain in effect until agreed and changed in writing by the parties.

[EVERGREEN FIXED INCOME TRUST]/
[EVERGREEN SELECT FIXED INCOME TRUST]/
[EVERGREEN VARIABLE ANNUITY TRUST]
on behalf of the Fund[s]

By:
[Name]
[Title]
EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By:
[Name]
[Title]
WELLS CAPITAL MANAGEMENT INCORPORATED

By:
[Name]
[Title]

Exhibit F

Trustees Considerations of Sub-Advisory Agreements

Each year, as required by law, the Evergreen funds Board of Trustees determines whether to approve the continuation of the funds' investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Evergreen Funds (the "independent Trustees"), approved the continuation of the Fund's investment advisory agreements. The description below refers to the Trustees' process for considering, and conclusions regarding, all of the funds' agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds' investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund's investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds' investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the "Committee"), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC ("Keil") to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC, the Sub-Advisor, and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds' brokerage practices, the funds' use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company ("Wells Fargo") acquired Wachovia Corporation ("Wachovia"), EIMC's parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo's investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds' advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees' determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.
This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds' investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the funds' sub-advisors with applicable laws and regulations and with the funds' and EIMC's compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the sub-advisors. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called "fall-out" benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC ("Wells Fargo Advisors") (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds' Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC, or EIMC and one or more sub-advisors, formulate and implement an investment program for the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund's portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms' advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC's responsibilities to the funds. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds' advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the sub-advisors and EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC and the sub-advisors were consistent with EIMC's and the sub-advisor's respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees discussed each fund's performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund's performance, the Trustees considered EIMC's explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund's management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They noted that certain funds had implemented breakpoints in their advisory fee structure, which operate generally to reduce the effective management fee rate of a fund (as a percentage of fund assets) as the fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by these funds.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund's advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Exhibit G

Financial Highlights

Six Months Ended October 31, 2009 (unaudited)
Evergreen Core Bond Fund	Class A	Class B	Class C	Class I	Class IS	Class R
Net asset value, beginning of period	$7.05	$7.05	$7.05	$7.05	$7.05	$7.05
Income from investment operations
Net investment income	0.15	0.13[1]	0.12	0.16	0.16	0.15
Net realized and unrealized gains or losses on investments	0.89	0.88	0.89	0.89	0.88	0.88
Total from investment operations	1.04	1.01	1.01	1.05	1.04	1.05
Distributions to shareholders from
Net investment income	(0.16)	$(0.13)	$(0.13)	$(0.17)	$(0.16)	$(0.15)
Tax basis return of capital	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total distributions to shareholders	(0.16)	$(0.13)	$(0.13)	$(0.17)	$(0.16)	$(0.15)
Net asset value, end of period	$7.93	$7.93	$7.93	$7.93	$7.93	$7.93
Total return[2]	14.90%	14.47%	14.47%	15.04%	14.90%	14.76%
Ratios and supplemental data
Net assets, end of period (thousands)	$155,793	$29,450	$79,361	$352,267	$11,445	$21,125
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.83%[3]	1.57%[3]	1.58%[3]	0.58%[3]	0.83%[3]	1.08%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.02%[3]	1.76%[3]	1.77%[3]	0.77%[3]	1.02%[3]	1.27%[3]
Net investment income	3.99%[3]	3.37%[3]	3.24%[3]	4.29%[3]	4.02%[3]	3.76%[3]
Portfolio turnover rate	177%	177%	177%	177%	177%	1.77%
1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Annualized

Six Months Ended October 31, 2009 (unaudited)
Evergreen Core Plus Bond Fund	Class A	Class B	Class C	Class I
Net asset value, beginning of period	$9.95	$9.96	$9.96	$9.96
Income from investment operations
Net investment income	0.22	0.19	0.18	0.24
Net realized and unrealized gains or losses on investments	1.12	1.10	1.11	1.11
Total from investment operations	1.34	1.29	1.29	1.35
Distributions to shareholders from
Net investment income	(0.29)	(0.25)	(0.25)	(0.31)
Total distributions to shareholders	(0.29)	(0.25)	(0.25)	(0.31)
Net asset value, end of period	$11.00	$11.00	$11.00	$11.00
Total return[1]	13.52%	13.10%	13.10%	15.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$117,262	$5,802	$14,436	$32,578
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.04%[2]	1.79%[2]	1.79%[2]	0.79%[2]
Expenses excluding waivers/reimbursements and expense reductions	1.19%[2]	1.94%[2]	1.94%[2]	0.94%[2]
Net investment income	4.16%[2]	3.49%[2]	3.41%[2]	4.41%[2]
Portfolio turnover rate	139%	139%	139%	139%
1	Excluding applicable sales charges
2	Annualized

Six Months Ended November 30, 2009 (unaudited)
Wells Fargo Advantage Diversified Bond Fund	Administrator Class
Beginning Net Asset Value Per Share	$22.63
Net Investment Income (Loss)	0.46
Net Realized and Unrealized Gain (Loss) on Investments	1.57
Distribution from Net Investment Income	(0.47)
Distribution from Net Realized Gains	0.00
Return of Capital	0.00
Ending Net Asset Value Per Share	$24.19
Ratios to Average Net Assets (Annualized)
Net Investment Income (Loss)	3.92%
Gross Expenses	1.18%
Net Expenses	0.70%
Total return[1]	9.06%
Portfolio Turnover Rate[2]	89%
Net Assets at End of Period (000's omitted)	$47,248
1	Total return calculations do not inlcude any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2	Calculated on the basis of the Fund as a whole without distinguishing between the calsses of shares issued.

Six Months Ended November 30, 2009 (unaudited)
Wells Fargo Advantage Income Plus Fund	Class A	Class B	Class C	Institutional Class
Beginning Net Asset Value Per Share	$10.82	$10.82	$10.82	$10.82
Net Investment Income (Loss)	0.26	0.22	0.22	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.66	0.67	0.66	0.67
Distribution from Net Investment Income	(0.24)	(0.20)	(0.20)	(0.26)
Distribution from Net Realized Gains	0.00	0.00	0.00	0.00
Return of Capital	0.00	0.00	0.00	0.00
Ending Net Asset Value Per Share	$11.50	$11.51	$11.50	$11.50
Ratios to Average Net Assets (Annualized)
Net Investment Income (Loss)	4.69%	3.85%	3.87%	4.90%
Gross Expenses	1.04%	1.79%	1.79%	0.69%
Net Expenses	0.90%	1.65%	1.65%	0.61%
Total Return[1]	8.61%	8.27%	8.21%	8.77%
Portfolio Turnover Rate[2]	166%	166%	166%	166%
Net Assets at End of Period (000's omitted)	$117,941	$2,887	$10,478	$106,408
1	Total return calculations do not inlcude any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2	Calculated on the basis of the Fund as a whole without distinguishing between the calsses of shares issued.

Six Months Ended November 30, 2009 (unaudited)
Wells Fargo Advantage Total Return Bond Fund	Class A	Class B	Class C	Administrator Class	Institutional Class
Beginning Net Asset Value Per Share	$12.52	$12.53	$12.46	$12.31	$12.30
Net Investment Income (Loss)	0.27	0.22	0.21	0.27	0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.69	0.69	0.70	0.68	0.68
Distribution from Net Investment Income	(0.26)	(0.21)	(0.21)	(0.26)	(0.28)
Distribution from Net Realized Gains	0.00	0.00	0.00	0.00	0.00
Return of Capital	0.00	0.00	0.00	0.00	0.00
Ending Net Asset Value Per Share	$13.22	$13.23	$13.16	$13.00	$12.99
Ratios to Average Net Assets (Annualized)
Net Investment Income (Loss)	4.09%	3.41%	3.34%	4.23%	4.58%
Gross Expenses	0.83%	1.58%	1.58%	0.75%	0.48%
Net Expenses	0.82%	1.58%	1.57%	0.70%	0.42%
Total Return[1]	7.70%	7.38%	7.33%	7.79%	8.03%
Portfolio Turnover Rate[2]	292%[3]	292%[3]	292%[3]	292%[3]	292%[3]
Net Assets at End of Period (000's omitted)	$588,713	$8,982	$27,131	$1,016,751	$625,474
1	Total return calculations do not inlcude any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2	Calculated on the basis of the Fund as a whole without distinguishing between the calsses of shares issued.
3	Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.

PROSPECTUS/PROXY STATEMENT

This prospectus/proxy statement contains information you should know before voting on the proposed merger (the "Merger") of your Target Fund into the corresponding Acquiring Fund as set forth and defined in the table below, each of which is a series of a registered open-end management investment company. If approved, the Merger will result in your receiving shares of the Acquiring Fund in exchange for your shares of the Target Fund.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Evergreen Core Plus Bond Fund	Evergreen Fixed Income Trust	Wells Fargo Advantage Income Plus Fund	Wells Fargo Funds Trust
Evergreen Core Bond Fund	Evergreen Select Fixed Income Trust	Wells Fargo Advantage Total Return Bond Fund	Wells Fargo Funds Trust
Evergreen Short Intermediate Bond Fund	Evergreen Select Fixed Income Trust	Wells Fargo Advantage Total Return Bond Fund	Wells Fargo Funds Trust
Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Total Return Bond Fund	Wells Fargo Funds Trust

The Target and Acquiring Funds listed above are collectively referred to as the "Funds." The Target and Acquiring Trusts listed above are collectively referred to as the "Trusts."

Shareholders of Evergreen Core Plus Bond Fund, Evergreen Core Bond Fund and Evergreen Short Intermediate Bond Fund (the "Evergreen Target Funds") are also invited to vote on a proposal to approve a new Investment Sub-Advisory Agreement among Evergreen Investment Management Company, LLC ("EIMC"), Wells Capital Management Incorporated ("Wells Capital"), and Evergreen Fixed Income Trust and Evergreen Select Fixed Income Trust, as applicable (each, an "Evergreen Target Trust") (each, an "Investment Sub-Advisory Agreement"), on behalf of the Evergreen Target Fund of which they are shareholders. Pursuant to an Interim Sub-Advisory Agreement that will terminate on April 29, 2010, Wells Capital replaced each Evergreen Target Fund's previous sub-advisor(s) on December 1, 2009. In order for Wells Capital to continue to provide investment sub-advisory services to an Evergreen Target Fund after April 29, 2010, the shareholders of that Evergreen Target Fund must approve the Investment Sub-Advisory Agreement, on behalf of the Evergreen Target Fund of which they are shareholders. If approved by shareholders, each Investment Sub-Advisory Agreement will be in effect until the relevant Evergreen Target Fund merges or the Investment Sub-Advisory Agreement otherwise terminates, whichever occurs first.

In summary, your approval is being sought on the following matters:

Proposal	Target Funds
1. To consider and act upon an Agreement and Plan of Reorganization dated as of February __,2010, providing for the acquisition of all of the assets of the Target Fund by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund.	Evergreen Core Plus Bond Fund, Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund
2. To consider and act upon the Investment Sub-Advisory Agreement among Evergreen Investment Management Company, LLC, the Target Trust on behalf of the Target Fund, and Wells Capital Management Incorporated.	Evergreen Core Plus Bond Fund, Evergreen Core Bond Fund and Evergreen Short Intermediate Bond Fund

Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and/or Merger has been filed with the Securities and Exchange Commission ("SEC").

The prospectuses of each Target Fund and each Acquiring Fund are incorporated into this document by reference and are legally deemed to be part of this prospectus/proxy statement.

The Statement of Additional Information to this prospectus/proxy statement (the "Merger SAI"), dated the same date as this prospectus/proxy statement, is also incorporated into this document by reference and is legally deemed to be part of this prospectus/proxy statement.

The Statement of Additional Information ("SAI"), and the annual and semi-annual reports of each Target Fund and each Acquiring Fund are incorporated into the Merger SAI by reference and are legally deemed to be part of the Merger SAI.

Copies of each Acquiring Fund's prospectus accompany this prospectus/proxy statement.

Copies of these documents pertaining to an Evergreen Target Fund are available upon request without charge by writing to the address above, calling 1.800.343.2898 or visiting the Evergreen Funds' Web site at www.evergreeninvestments.com. Copies of these documents pertaining to a Wells Fargo Target Fund and Acquiring Fund are available upon request without charge by writing to Wells Fargo Advantage Funds®, P.O. Box 8266, Boston, MA 02266-8266, calling 1.800.222.8222 or visiting the Wells Fargo Advantage Funds Web site at www.wellsfargo.com/advantagefunds.

You may also view or obtain these documents from the SEC: by phone at 1.800.SEC.0330 (duplicating fee required); in person or by mail at Public Reference Section, Securities and Exchange Commission, 100 F. Street, N.E., Washington, D.C. 20549-0213 (duplicating fee required); by email at publicinfo@sec.gov (duplicating fee required); or by internet at www.sec.gov.

The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

WELLS FARGO FUNDS TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

(800) 222-8222

PART B

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 22, 2010

Relating to the acquisition of assets of

EVERGREEN CORE BOND FUND

and

EVERGREEN SHORT INTERMEDIATE BOND FUND

each a series of

EVERGREEN SELECT FIXED INCOME TRUST

and

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND

a series of

WELLS FARGO FUNDS TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

a series of

WELLS FARGO FUNDS TRUST

EVERGREEN CORE PLUS BOND FUND

a series of

EVERGREEN FIXED INCOME TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE INCOME PLUS FUND

a series of

WELLS FARGO FUNDS TRUST

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated February 22, 2010, for the Special Meeting of Shareholders of the Target Funds listed above to be held on April 15, 2010. The Prospectus/Proxy Statement, into which this SAI has been incorporated by reference, may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

  INCORPORATION OF DOCUMENTS BY REFERENCE

IN STATEMENT OF ADDITIONAL INFORMATION

This SAI consists of this cover page and the following described items, which are hereby incorporated by reference:

1.

The Statement of Additional Information dated September 1, 2009, as supplemented from time to time, for Evergreen Core Bond Fund and Evergreen Core Plus Bond Fund, which was filed electronically with the Securities and Exchange Commission on August 27, 2009, File No. 811-08365, on Form N-1A, accession no. 0000907244-09-000504.

2.

The Statement of Additional Information dated November 1, 2009, as supplemented from time to time, for Evergreen Short Intermediate Bond Fund, which was filed electronically with the Securities and Exchange Commission on October 26, 2009, File No. 811-08365, on Form N-1A, accession no. 0000907244-09-000603.

3.

The Statement of Additional Information dated October 1, 2009, as supplemented from time to time, for Wells Fargo Advantage Diversified Bond Fund, Wells Fargo Advantage Income Plus Fund and Wells Fargo Advantage Total Return Bond Fund, which was filed electronically with the Securities and Exchange Commission on September 28, 2009, File No. 811-09253, on Form N-1A, accession no. 0001193125-09-199137.

4.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Evergreen Core Bond Fund for the fiscal year ended April 30, 2009, filed electronically with the Securities and Exchange Commission on July 2, 2009, File No. 811-08365, accession no. 0001133228-09-000456.

5.

The unaudited financial statements, including the notes to the financial statements, contained in the semi-annual report for Evergreen Core Bond Fund for the fiscal period ended October 31, 2009, filed electronically with the Securities and Exchange Commission on January 4, 2010, File No. 811-08365, accession no. 0001133228-10-000010.

6.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Evergreen Core Plus Bond Fund for the fiscal year ended April 30, 2009, filed electronically with the Securities and Exchange Commission on July 2, 2009, File No. 811-08415, accession no. 0001133228-09-000455.

7.

The unaudited financial statements, including the notes to the financial statements, contained in the semi-annual report for Evergreen Core Plus Bond Fund for the fiscal period ended October 31, 2009, filed electronically with the Securities and Exchange Commission on January 4, 2010, File No. 811-08415, accession no. 0001133228-10-000009.

8.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Evergreen Short Intermediate Bond Fund for the fiscal year ended June 30, 2009, filed electronically with the Securities and Exchange Commission on September 2, 2009, File No. 811-08365, accession no. 0001133228-09-000586.

9.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Wells Fargo Advantage Diversified Bond Fund, Wells Fargo Advantage Income Plus Fund and Wells Fargo Advantage Total Return Bond Fund for the fiscal year ended May 31, 2009, filed electronically with the Securities and Exchange Commission on August 6, 2009, File No. 811-09253, accession no. 0000950123-09-030492.

10.

The unaudited financial statements, including the notes to the financial statements, contained in the semi-annual report for Wells Fargo Advantage Diversified Bond Fund, Wells Fargo Advantage Income Plus Fund and Wells Fargo Advantage Total Return Bond Fund for the fiscal period ended November 30, 2009, filed electronically with the Securities and Exchange Commission on ____, 2010, File No. 811-09253, accession no. ____.

This SAI also contains unaudited Pro Forma Combining Financial Statements with respect to each Merger.

Wells Fargo Funds Trust
Pro Forma Financial Statement for Wells Fargo Advantage Income Plus Fund
These unaudited Pro Forma Combining Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Evergreen Core Plus Bond Fund to Wells Fargo Advantage Income Plus Fund, in exchange for shares of Wells Fargo Advantage Income Plus Fund. The period presented covers the period from December 1, 2008 through November 30, 2009 and reflects financial information assuming the mergers take place.

Wells Fargo Advantage Income Plus Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Portfolio of Investments – November 30, 2009 (unaudited)

			Evergreen Core Plus Bond Fund		Wells Fargo Advantage Income Plus Fund		Wells Fargo Advantage Income Plus Fund Pro Forma
	Interest Rate	Maturity Date	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
Agency Notes - Interest Bearing 2.0%
FNMA (cost $0, $10,909,395 and $10,909,395, respectively)	4.75%	11/19/2012	$0	$0	$10,660,000	$11,725,296	$10,660,000	$11,725,296
Agency Securities 29.8%
Federal Home Loan Mortgage Corporation 3.4%
FHLMC %%	6.00	12/1/2099	0	0	9,190,000	9,857,709	9,190,000	9,857,709
FHLMC #A89905	5.00	11/1/2039	3,030,000	3,181,322	0	0	3,030,000	3,181,322
FHLMC #E77750	7.50	7/1/2014	7,024	7,641	0	0	7,024	7,641
FHLMC #E80580	7.50	5/1/2015	783	854	0	0	783	854
FHLMC #G05684	5.50	10/1/2039	2,095,000	2,233,267	0	0	2,095,000	2,233,267
FHLMC #G05595	5.50	4/1/2039	4,270,001	4,551,814	0	0	4,270,001	4,551,814
FHLMC #G10965	7.50	10/1/2014	7,389	7,903	0	0	7,389	7,903
FHLMC #E00585	7.50	9/1/2013	16,836	18,006	0	0	16,836	18,006
FHLMC #140967	9.00	12/1/2016	64,137	70,767	0	0	64,137	70,767
FHLMC #G00506	9.50	12/1/2022	12,633	14,123	0	0	12,633	14,123
FHLMC #170065	14.00	9/1/2012	0	0	1,227	1,372	1,227	1,372
FHLMC #1J1263 ±	5.76	1/1/2036	0	0	285,351	300,871	285,351	300,871
FHLMC #A77459	7.50	5/1/2038	0	0	128,040	140,331	128,040	140,331
FHLMC #C00922	8.00	2/1/2030	0	0	1,406	1,618	1,406	1,618
				10,085,697		10,301,901		20,387,598
Federal National Mortgage Association 25.6%
FNMA %%	5.00	12/1/2099	0	0	20,525,000	21,525,594	20,525,000	21,525,594
FNMA %%	5.50	12/1/2099	0	0	16,015,000	17,030,960	16,015,000	17,030,960
FNMA %%	6.00	12/1/2099	0	0	11,475,000	12,299,766	11,475,000	12,299,766
FNMA %%	4.50	12/1/2099	0	0	12,885,000	13,225,241	12,885,000	13,225,241
FNMA %%	4.00	12/1/2099	0	0	1,740,000	1,747,341	1,740,000	1,747,341
FNMA #AC5746	4.00	12/1/2024	140,000	144,098	0	0	140,000	144,098
FNMA #AC7693	4.50	1/1/2024	1,815,000	1,904,994	0	0	1,815,000	1,904,994
FNMA #995238	5.00	1/1/2024	2,500,000	2,662,526	0	0	2,500,000	2,662,526
FNMA #545320	5.70	11/1/2011	4,501,267	4,862,044	0	0	4,501,267	4,862,044
FNMA #376606	10.00	9/1/2010	762	777	0	0	762	777
FNMA #385234	6.06	6/1/2012	240,000	260,837	0	0	240,000	260,837
FNMA #426837	9.00	2/1/2025	88,103	100,769	0	0	88,103	100,769
FNMA #545547	6.10	3/1/2012	1,504,193	1,623,769	0	0	1,504,193	1,623,769
FNMA #383228	6.27	2/1/2011	3,981,019	4,136,963	0	0	3,981,019	4,136,963
FNMA #380604	6.45	9/1/2016	1,683,743	1,806,836	0	0	1,683,743	1,806,836
FNMA #725372	7.04	12/1/2010	607,093	610,070	0	0	607,093	610,070
FNMA #73587	7.87	7/1/2026	2,894,490	3,231,988	0	0	2,894,490	3,231,988
FNMA #674795	9.00	9/1/2030	41,920	48,183	0	0	41,920	48,183
FNMA #426841	10.00	4/1/2021	56,612	63,982	0	0	56,612	63,982
FNMA #256986	7.00	11/1/2037	0	0	458,664	503,787	458,664	503,787
FNMA #257307	6.00	8/1/2038	0	0	1,125,110	1,207,538	1,125,110	1,207,538
FNMA #725715	5.50	8/1/2034	0	0	1,234,984	1,318,683	1,234,984	1,318,683
FNMA #735230	5.50	2/1/2035	0	0	1,014,850	1,083,630	1,014,850	1,083,630
FNMA #831621	7.00	7/1/2036	0	0	164,337	181,143	164,337	181,143
FNMA #863727 ±	5.33	1/1/2036	0	0	647,332	672,673	647,332	672,673
FNMA #886087	6.50	7/1/2036	0	0	308,635	334,139	308,635	334,139
FNMA #886686 ±	6.14	8/1/2036	0	0	390,592	415,098	390,592	415,098
FNMA #888022	5.00	2/1/2036	0	0	375,125	394,211	375,125	394,211
FNMA #888538	5.50	1/1/2037	0	0	750,847	801,266	750,847	801,266
FNMA #889398	6.00	11/1/2037	0	0	910,627	977,910	910,627	977,910
FNMA #892283 ±	5.86	9/1/2036	0	0	198,831	210,495	198,831	210,495
FNMA #895998	6.50	7/1/2036	0	0	191,191	206,990	191,191	206,990
FNMA #902200	6.50	11/1/2036	0	0	141,778	153,494	141,778	153,494
FNMA #918447	5.50	5/1/2022	0	0	446,089	478,296	446,089	478,296
FNMA #931004	4.00	4/1/2024	6,219,999	6,402,064	0	0	6,219,999	6,402,064
FNMA #934370	5.50	8/1/2038	0	0	3,510,100	3,738,119	3,510,100	3,738,119
FNMA #941312	6.50	7/1/2037	0	0	9,977,458	10,791,049	9,977,458	10,791,049
FNMA #976190	7.50	5/1/2038	0	0	99,108	108,962	99,108	108,962
FNMA #987853	5.50	8/1/2038	0	0	6,927,317	7,377,322	6,927,317	7,377,322
FNMA #995591	7.00	3/1/2024	0	0	6,963,059	7,560,312	6,963,059	7,560,312
FNMA #AC2673	4.00	9/1/2024	1,690,000	1,739,995	0	0	1,690,000	1,739,995
FNMA #AD0309	4.50	10/1/2024	3,340,000	3,507,695	0	0	3,340,000	3,507,695
FNMA #AD0143	5.50	6/1/2024	0	0	13,896,743	14,921,085	13,896,743	14,921,085
				33,107,590		119,265,104		152,372,694
Government National Mortgage Association 0.8%
GNMA #392478	8.00	8/15/2024	11,033	12,713	0	0	11,033	12,713
GNMA #385902	8.50	9/15/2024	13,373	15,465	0	0	13,373	15,465
GNMA #780973	8.25	5/15/2020	46,061	52,055	0	0	46,061	52,055
GNMA #393235	8.50	1/15/2027	11,270	13,086	0	0	11,270	13,086
GNMA #198566	9.00	12/15/2019	35,186	39,993	0	0	35,186	39,993
GNMA #266987	10.00	1/15/2019	18,201	21,138	0	0	18,201	21,138
GNMA #267601	9.00	12/15/2019	17,706	20,125	0	0	17,706	20,125
GNMA #274141	9.50	9/15/2020	1,083	1,116	0	0	1,083	1,116
GNMA #318816	8.00	3/15/2022	13,344	15,313	0	0	13,344	15,313
GNMA #285190	10.00	3/15/2020	8,571	9,970	0	0	8,571	9,970
GNMA #45265	15.00	8/15/2011	0	0	748	830	748	830
GNMA #516121	7.50	12/15/2029	0	0	2,151	2,462	2,151	2,462
GNMA #53809	15.00	2/15/2012	0	0	470	545	470	545
GNMA #54340	15.00	5/15/2012	0	0	515	597	515	597
GNMA Series 2004-20 Class A	2.91	8/16/2020	0	0	2,922,026	2,943,687	2,922,026	2,943,687
GNMA Series 2005-90 Class A	3.76	9/16/2028	0	0	1,397,174	1,438,285	1,397,174	1,438,285
				200,974		4,386,406		4,587,380
Total Agency Securities (cost $42,428,399, $130,365,174 and $172,793,573, respectively)				43,394,261		133,953,411		177,347,672
Asset Backed Securities 1.9%
American Express Issuance Trust Series 2007-1 Class A ±	0.44	9/15/2011	0	0	200,000	199,753	200,000	199,753
Capital Auto Receivables Asset Trust Series 2007-4 Class A3B ±	0.94	11/15/2011	0	0	1,285,000	1,285,956	1,285,000	1,285,956
Chase Issuance Trust Series 2005-A6 Class A6 ±	0.31	7/15/2014	0	0	430,000	423,184	430,000	423,184
Chase Issuance Trust Series 2009-A3 Class A3	2.40	6/17/2013	0	0	3,410,000	3,474,017	3,410,000	3,474,017
Citibank Credit Card Issuance Trust Series 2005-C1 Class C1	5.50	3/24/2017	0	0	285,000	273,633	285,000	273,633
Countrywide Asset Backed Certificates Series 2004-S1 Class A3	4.62	2/25/2035	0	0	1,232,830	935,512	1,232,830	935,512
Daimler Auto Trust Series 2008-B Class A2A	3.81	7/8/2011	0	0	101,206	101,948	101,206	101,948
Discover Card Master Trust Series 2008-A4 Class A4	5.65	12/15/2015	0	0	2,345,000	2,605,353	2,345,000	2,605,353
USAA Auto Owner Trust Series 2007-2 Class A3	4.90	2/15/2012	0	0	1,760,614	1,786,004	1,760,614	1,786,004
Total Asset Backed Securities (cost $0, $10,653,624 and $10,653,624, respectively)				0		11,085,360		11,085,360
Collateralized Mortgage Obligations 10.2%
American Home Mtge. Investment Trust, Series 2005-2, Class LV-A	5.66	8/25/2035	619,471	401,912	0	0	619,471	401,912
Bank of America Commercial Mortgage Incorporated Series 2008-1 Class AM ±	6.40	1/10/2018	0	0	1,070,000	730,406	1,070,000	730,406
Banc of America Mtge. Securities Incorporated, Series 2005-D, Class 2A6	4.79	5/25/2035	3,255,000	2,636,731	0	0	3,255,000	2,636,731
Bank of America Mortgage Securities Series 2005-H Class 2A3 ±	4.80	9/25/2035	0	0	12,122	11,100	12,122	11,100
Citigroup Commercial Mortgage Trust Series 2008 - C7 ±	6.30	12/10/2049	0	0	1,485,000	1,106,445	1,485,000	1,106,445
Commercial Mortgage Pass Through Certificates Series 2004-LB4A Class A4	4.58	10/15/2037	0	0	2,050,000	2,034,876	2,050,000	2,034,876
Credit Suisse First Boston Mortgage Securities Corporation Series 1998-C2 Class AX ± (d)	0.57	11/11/2030	0	0	662,608	8,781	662,608	8,781
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3 ±	6.02	6/15/2038	0	0	355,000	298,600	355,000	298,600
Financial Asset Securitization Incorporated, Series 1997-NAM2, Class B-2	7.88	7/25/2027	180,669	177,346	0	0	180,669	177,346
FHLMC, Series M009, Class A	5.40	10/15/2021	2,186,702	2,387,594	0	0	2,186,702	2,387,594
FHLMC, Series T-51, Class 1A	6.50	9/25/2043	88,273	96,489	0	0	88,273	96,489
FHLMC, Series T-51, Class 2A	7.50	8/25/042	85,575	96,411	0	0	85,575	96,411
FHLMC Series T-42 Class A5	7.50	2/25/2042	0	0	3,853,888	4,339,237	3,853,888	4,339,237
FHLMC Structured Pass-Through Securities Series T-57 Class 2A1 ±	4.77	7/25/2043	0	0	116,561	121,024	116,561	121,024
FHLMC Structured Pass-Through Securities Series T-59 Class 2A1 ±	4.76	10/25/2043	0	0	68,185	65,802	68,185	65,802
FNMA, Series 2002-T12, Class A3	7.50	5/25/2042	14,885	16,823	0	0	14,885	16,823
FNMA, Series 2003-W4, Class 4A	7.50	10/25/2042	150,100	169,626	0	0	150,100	169,626
FNMA Series 2003-W14 Class 2A ±	4.85	1/25/2043	0	0	175,037	180,796	175,037	180,796
FNMA Series 2005-W4 Class 3A ±	4.66	6/25/2035	0	0	207,819	214,974	207,819	214,974
FNMA Whole Loan Series 2003-W8 Class 4A ±	4.82	11/25/2042	0	0	337,102	346,710	337,102	346,710
FNMA Whole Loan Series 2004-W11 Class 1A3	7.00	5/25/2044	0	0	4,053,709	4,471,747	4,053,709	4,471,747
FNMA Whole Loan Series 2004-W15 Class 1A3	7.00	8/25/2044	0	0	3,961,443	4,382,545	3,961,443	4,382,545
GNMA Series 2005-59 Class A	4.39	5/16/2023	0	0	209,493	214,307	209,493	214,307
GNMA Series 2006-3 Class A	4.21	1/16/2028	0	0	819,630	845,271	819,630	845,271
GNMA Series 2007-12 Class A	3.96	6/16/2031	0	0	1,945,011	2,014,982	1,945,011	2,014,982
GNMA Series 2007-12 Class C ±	5.28	4/16/2041	0	0	485,000	516,926	485,000	516,926
GNMA Series 2007-69 Class TA ±	5.01	6/16/2031	0	0	3,486,967	3,618,217	3,486,967	3,618,217
GNMA Series 2008-22 Class XM ± (d)	1.20	2/16/2050	0	0	20,285,092	978,218	20,285,092	978,218
GNMA Series 2008-39 Class A	4.50	2/16/2023	0	0	2,394,811	2,465,617	2,394,811	2,465,617
GNMA Series 2008-45 Class A	3.58	4/16/2027	0	0	412,491	420,532	412,491	420,532
GNMA Series 2008-86 Class D	5.46	4/16/2040	0	0	4,365,000	4,582,604	4,365,000	4,582,604
Harborview Mtge. Loan Trust, FRN, Series 2004-7, Class B4	3.55	11/19/2034	106,012	1,635	0	0	106,012	1,635
Lehman Brothers-UBS Commercial Mortgage Trust Series 2003-C8 Class A3	4.83	11/15/2027	0	0	3,830,000	3,951,228	3,830,000	3,951,228
Lehman Brothers-UBS Commercial Mortgage Trust Series 2006-C1 Class A4	5.16	2/15/2031	0	0	2,020,000	1,973,508	2,020,000	1,973,508
Lehman Brothers-UBS Commercial Mortgage Trust Series 2008-C1 ±	6.32	4/15/2041	0	0	3,060,000	3,051,311	3,060,000	3,051,311
Mach One Trust Commercial Mortgage Backed Series 2004-1 Class X ± (i) (d)	1.23	5/28/2040	0	0	2,209,716	38,803	2,209,716	38,803
Merrill Lynch Countrywide Comml. Mtge. Trust, FRN, Series 2007-8, Class A3	5.96	7/12/2017	3,530,000	3,140,626	0	0	3,530,000	3,140,626
Morgan Stanley Capital I Series 2004-RR2 Class X ± (d)	0.91	10/28/2033	0	0	1,576,479	21,850	1,576,479	21,850
Morgan Stanley Capital I Series 2004-T15 Class A4 ±	5.27	6/13/2041	0	0	1,965,000	1,973,096	1,965,000	1,973,096
Residential Funding Mtge. Securities, FRN, Series 2007-SA3, Class 2A1	5.75	7/27/2037	2,878,623	1,857,071	0	0	2,878,623	1,857,071
Saco I Trust Series 2005-2 Class A ± †† (i)	0.44	4/25/2035	0	0	6,799	2,719	6,799	2,719
Salomon Brothers Mortgage Securities VII Series 2000-C2 Class A2	7.46	7/18/2033	0	0	118,794	119,416	118,794	119,416
TIAA Real Estate CDO Limited Series 2007-C4 Class A3 ±	6.07	8/15/2039	0	0	1,915,000	2,035,248	1,915,000	2,035,248
Washington Mutual Incorporated Mtge. Pass-Through Cert., FRN, Series 2006-AR17, Class 1A1B	1.57	12/25/2046	2,200,503	677,138	0	0	2,200,503	677,138
Washington Mutual Incorporated Mtge. Pass-Through Cert., FRN, Series 2007-HY7, Class 3A2	5.82	7/25/2037	2,490,751	1,696,504	0	0	2,490,751	1,696,504
Total Collateralized Mortgage Obligations (cost $17,585,451, $44,775,361 and $62,360,812, respectively)				13,355,906		47,136,896		60,492,802
Corporate Bonds & Notes 23.5%
Advertising 0.1%
Lamar Media Corporation Series C	6.63	8/15/2015	0	0	500,000	470,000	500,000	470,000
Apparel & Accessory Stores 0.2%
Warnaco Incorporated	8.88	6/15/2013	0	0	1,000,000	1,025,000	1,000,000	1,025,000
Biotechnology 0.2%
Amgen Incorporated	6.38	6/1/2037	900,000	1,024,241	0	0	900,000	1,024,241
Brewery 0.4%
Anheuser-Busch Inbev Worldwide Incorporated ††	6.88	11/15/2020	240,000	274,424	0	0	240,000	274,424
Anheuser-Busch Inbev Worldwide Incorporated ††	8.00	11/15/2039	0	0	1,520,000	1,920,084	1,520,000	1,920,084
				274,424		1,920,084		2,194,508
Building Construction-General Contractors & Operative Builders 0.2%
DR Horton Incorporated	6.88	5/1/2013	0	0	1,105,000	1,121,575	1,105,000	1,121,575
Business Services 0.2%
Equifax Incorporated	6.30	7/1/2017	0	0	945,000	999,908	945,000	999,908
Casino & Gaming 0.0%
Turning Stone Casino Resort Enterprise ††	9.13	12/15/2010	0	0	100,000	99,250	100,000	99,250
Chemicals & Allied Products 0.5%
Dow Chemical Company	7.60	5/15/2014	650,000	738,692	0	0	650,000	738,692
Mosaic Company ††	7.63	12/1/2016	0	0	1,188,000	1,274,284	1,188,000	1,274,284
Nalco Company ††	8.25	5/15/2017	0	0	1,000,000	1,042,500	1,000,000	1,042,500
				738,692		2,316,784		3,055,476
Coal Mining 0.4%
Foundation PA Coal Company	7.25	8/1/2014	0	0	950,000	952,375	950,000	952,375
Peabody Energy Corporation	5.88	4/15/2016	0	0	1,250,000	1,212,500	1,250,000	1,212,500
				0		2,164,875		2,164,875
Commercial Services & Supplies 0.0%
ARAMARK Corporation	8.50	2/1/2015	50,000	50,375	0	0	50,000	50,375
Communications 4.5%
Alltel Corporation	7.00	7/1/2012	0	0	935,000	1,042,535	935,000	1,042,535
American Tower Corporation	7.00	10/15/2017	0	0	1,250,000	1,375,000	1,250,000	1,375,000
AT&T Wireless	8.13	5/1/2012	1,300,000	1,492,196	0	0	1,300,000	1,492,196
Crown Castle International Corporation	7.13	11/1/2019	0	0	1,250,000	1,234,375	1,250,000	1,234,375
Cox Communications Incorporated ††	8.38	3/1/2039	0	0	1,635,000	2,001,165	1,635,000	2,001,165
CSC Holdings Incorporated ††	8.50	6/15/2015	0	0	1,250,000	1,314,063	1,250,000	1,314,063
DIRECTV Holdings LLC	6.38	6/15/2015	0	0	1,250,000	1,284,375	1,250,000	1,284,375
EchoStar DBS Corporation	7.75	5/31/2015	0	0	1,250,000	1,268,750	1,250,000	1,268,750
Embarq Corporation	7.08	6/1/2016	0	0	1,350,000	1,500,206	1,350,000	1,500,206
Frontier Communications Corporation	8.25	5/1/2014	0	0	1,000,000	1,027,500	1,000,000	1,027,500
Intelsat Jackson Holdings Limited	9.50	6/15/2016	0	0	1,250,000	1,307,813	1,250,000	1,307,813
L-3 Communications Corporation	6.38	10/15/2015	0	0	1,250,000	1,229,688	1,250,000	1,229,688
L 3 Communications Corporation ††	5.20	10/15/2019	0	0	1,680,000	1,703,100	1,680,000	1,703,100
News America Holdings Incorporated	8.25	8/10/2018	0	0	1,080,000	1,305,037	1,080,000	1,305,037
New Jersey Bell Telephone Company	7.85	11/15/2029	750,000	831,317	0	0	750,000	831,317
Qwest Communications International Incorporated ††	8.00	10/1/2015	0	0	1,250,000	1,250,000	1,250,000	1,250,000
Sprint Nextel Corporation	6.00	12/1/2016	0	0	1,000,000	862,500	1,000,000	862,500
Time Warner Incorporated	7.63	4/15/2031	900,000	1,046,503	0	0	900,000	1,046,503
Time Warner Cable Incorporated	5.40	7/2/2012	0	0	975,000	1,050,720	975,000	1,050,720
Valor Telecommunications Enterprises	7.75	2/15/2015	0	0	1,050,000	1,081,500	1,050,000	1,081,500
Windstream Corporation	8.13	8/1/2013	0	0	1,250,000	1,278,125	1,250,000	1,278,125
				3,370,016		23,116,452		26,486,468
Depository Institutions 1.9%
Bank of America Corporation	6.50	8/1/2016	0	0	1,980,000	2,103,984	1,980,000	2,103,984
BankAmerica Capital II	8.00	12/15/2026	1,000,000	937,500	0	0	1,000,000	937,500
Citigroup Incorporated	5.50	8/27/2012	650,000	687,959	0	0	650,000	687,959
Citigroup Incorporated	8.13	7/15/2039	0	0	1,520,000	1,671,058	1,520,000	1,671,058
FBOP Corporation (a) (i) •	10.00	5/28/2009	4,000,000	0	0	0	4,000,000	0
Fifth Third Bancorp	6.25	5/1/2013	0	0	1,590,000	1,664,973	1,590,000	1,664,973
JPMorgan Chase & Company Series 1	7.90	4/29/2049	0	0	1,000,000	977,920	1,000,000	977,920
National City Corporation	5.80	6/7/2017	1,000,000	1,039,126	0	0	1,000,000	1,039,126
PNC Financial Services Group Incorporated	8.25	5/29/2049	0	0	1,415,000	1,413,076	1,415,000	1,413,076
SunTrust Banks Incorporated	6.00	9/11/2017	1,000,000	1,010,024	0	0	1,000,000	1,010,024
				3,674,609		7,831,011		11,505,620
Diversified Financial Services 0.0%
Coso Geothermal Power Holdings ††	7.00	7/15/2026	0	0	96,994	80,990	96,994	80,990
Electric, Gas & Sanitary Services 1.9%
Browning-Ferris Industries Incorporated	7.40	9/15/2035	0	0	2,285,000	2,619,106	2,285,000	2,619,106
El Paso Natural Gas Corporation	7.25	6/1/2018	0	0	1,250,000	1,249,913	1,250,000	1,249,913
FPL Energy Caithness Funding ††	7.65	12/31/2018	0	0	2,257,374	2,305,975	2,257,374	2,305,975
Inergy LP/Inergy Finance Corporation	6.88	12/15/2014	0	0	1,000,000	967,500	1,000,000	967,500
IPALCO Enterprises Incorporated ††	7.25	4/1/2016	0	0	100,000	99,750	100,000	99,750
IPALCO Enterprises Incorporated	8.63	11/14/2011	0	0	900,000	931,500	900,000	931,500
Mirant North America LLC	7.38	12/31/2013	0	0	1,000,000	985,000	1,000,000	985,000
NRG Energy Incorporated	7.38	2/1/2016	0	0	1,250,000	1,243,750	1,250,000	1,243,750
Salton Sea Funding Corporation Series C	7.84	5/30/2010	0	0	528,085	531,649	528,085	531,649
Sierra Pacific Resources	6.75	8/15/2017	0	0	500,000	496,655	500,000	496,655
				0		11,430,798		11,430,798
Electronic & Other Electrical Equipment & Components, Except Computer Equipment 0.1%
Hexcel Corporation	6.75	2/1/2015	0	0	500,000	476,250	500,000	476,250
Fabricated Metal Products, Except Machinery & Transportation Equipment 0.2%
Ball Corporation	7.38	9/1/2020	0	0	1,250,000	1,278,125	1,250,000	1,278,125
Food & Kindred Products 0.4%
Constellation Brands Incorporated	7.25	9/1/2016	0	0	1,000,000	1,012,500	1,000,000	1,012,500
Dr Pepper Snapple Group Incorporated	6.82	5/1/2018	0	0	1,000,000	1,157,883	1,000,000	1,157,883
				0		2,170,383		2,170,383
Food Stores 0.2%
Kroger Company	6.75	4/15/2012	0	0	1,000,000	1,107,218	1,000,000	1,107,218
General Merchandise Stores 0.3%
Federated Retail Holdings Incorporated	5.90	12/1/2016	0	0	1,250,000	1,181,250	1,250,000	1,181,250
Kohl's Corporation	6.88	12/15/2037	575,000	668,541	0	0	575,000	668,541
				668,541		1,181,250		1,849,791
Health Services 1.0%
DaVita Incorporated	7.25	3/15/2015	0	0	1,250,000	1,243,750	1,250,000	1,243,750
HCA Incorporated ††	8.50	4/15/2019	0	0	1,000,000	1,055,000	1,000,000	1,055,000
Laboratory Corporation of America Holdings	5.63	12/15/2015	0	0	1,695,000	1,782,403	1,695,000	1,782,403
UnitedHealth Group Incorporated	5.38	3/15/2016	1,000,000	1,052,120	0	0	1,000,000	1,052,120
US Oncology Incorporated ††	9.13	8/15/2017	0	0	815,000	849,638	815,000	849,638
				1,052,120		4,930,791		5,982,911
Hotels, Rooming Houses, Camps & Other Lodge Places 0.2%
Starwood Hotels & Resorts Worldwide Incorporated	6.25	2/15/2013	0	0	1,250,000	1,271,875	1,250,000	1,271,875
Industrial & Commercial Machinery & Computer Equipment 0.3%
SPX Corporation	7.63	12/15/2014	0	0	1,250,000	1,275,000	1,250,000	1,275,000
Terex Corporation	7.38	1/15/2014	0	0	670,000	658,275	670,000	658,275
				0		1,933,275		1,933,275
Insurance Carriers 1.6%
Lincoln National Corporation	8.75	7/1/2019	0	0	1,750,000	2,041,519	1,750,000	2,041,519
Prudential Financial Incorporated	6.10	6/15/2017	1,200,000	1,248,297	0	0	1,200,000	1,248,297
Torchmark Corporation	9.25	6/15/2019	0	0	1,695,000	1,956,320	1,695,000	1,956,320
Unum Group	7.13	9/30/2016	0	0	1,670,000	1,756,504	1,670,000	1,756,504
Willis Group Holdings Limited	7.00	9/29/2019	0	0	1,650,000	1,683,904	1,650,000	1,683,904
WR Berkley Corporation	6.25	2/15/2037	0	0	1,215,000	1,032,457	1,215,000	1,032,457
				1,248,297		8,470,704		9,719,001
Investment Companies 0.3%
General Electric Capital Corporation	6.88	1/10/2039	0	0	1,700,000	1,782,680	1,700,000	1,782,680
Justice, Public Order & Safety 0.2%
Corrections Corporation of America	6.25	3/15/2013	0	0	1,250,000	1,251,563	1,250,000	1,251,563
Legal Services 0.2%
FTI Consulting Incorporated	7.75	10/1/2016	0	0	1,250,000	1,232,813	1,250,000	1,232,813
Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods 0.2%
Xerox Corporation	6.88	8/15/2011	0	0	935,000	1,009,678	935,000	1,009,678
Miscellaneous Retail 0.3%
CVS Pass-Through Trust Series T	6.04	12/10/2028	0	0	1,837,268	1,865,232	1,837,268	1,865,232
Non-Depository Credit Institutions 1.1%
Agua Caliente Band of Cahuilla Indians ††	6.44	10/1/2016	0	0	901,000	847,643	901,000	847,643
American Water Capital Corporation	6.09	10/15/2017	850,000	912,341	0	0	850,000	912,341
Dexus Finance Property Limited ††	7.13	10/15/2014	0	0	1,735,000	1,800,890	1,735,000	1,800,890
Discover Financial Services	10.25	7/15/2019	0	0	1,685,000	1,979,049	1,685,000	1,979,049
Terra Capital Incorporated ††	7.75	11/1/2019	0	0	1,000,000	1,060,000	1,000,000	1,060,000
				912,341		5,687,582		6,599,923
Oil & Gas Extraction 1.0%
Chesapeake Energy Corporation	6.38	6/15/2015	0	0	1,000,000	930,000	1,000,000	930,000
EnCana Corporation	6.63	8/15/2037	1,000,000	1,104,806	0	0	1,000,000	1,104,806
Pride International Incorporated	8.50	6/15/2019	0	0	600,000	664,500	600,000	664,500
Range Resources Corporation	7.50	5/15/2016	0	0	1,250,000	1,256,250	1,250,000	1,256,250
Southwestern Energy Company	7.50	2/1/2018	0	0	1,250,000	1,290,625	1,250,000	1,290,625
Sunoco Incorporated	9.00	11/1/2024	500,000	560,561	0	0	500,000	560,561
				1,665,367		4,141,375		5,806,742
Paper & Allied Products 0.5%
Domtar Corporation «	10.75	6/1/2017	0	0	1,000,000	1,160,000	1,000,000	1,160,000
Georgia-Pacific LLC ††	7.00	1/15/2015	0	0	1,250,000	1,265,625	1,250,000	1,265,625
Rock-Tenn Company ††	9.25	3/15/2016	0	0	750,000	806,250	750,000	806,250
				0		3,231,875		3,231,875
Personal Services 0.2%
Service Corporation International Series WI	7.00	6/15/2017	0	0	1,250,000	1,206,250	1,250,000	1,206,250

Pharmaceuticals 0.1%
Pfizer Incorporated	4.45	3/15/2012	650,000	692,997	0	0	650,000	692,997
Pfizer Incorporated	5.35	3/15/2015	100,000	112,015	0	0	100,000	112,015
				805,012		0		805,012
Pipelines 0.2%
Texas Eastern Transmission LP	7.00	7/15/2032	0	0	910,000	1,055,406	910,000	1,055,406

Primary Metal Industries 0.3%
Belden CDT Incorporated	7.00	3/15/2017	0	0	750,000	725,625	750,000	725,625
Steel Dynamics Incorporated	8.25	4/15/2016	0	0	1,000,000	1,010,000	1,000,000	1,010,000
				0		1,735,625		1,735,625
Printing, Publishing & Allied Industries 0.3%
CBS Corporation	7.88	7/30/2030	0	0	1,565,000	1,636,026	1,565,000	1,636,026

Real Estate Investment Trusts (REITS) 0.3%
BRE Properties Incorporated	5.50	3/15/2017	935,000	886,133	0	0	935,000	886,133
ERP Operating, LP	5.75	6/15/2017	1,000,000	1,026,309	0	0	1,000,000	1,026,309
Ventas Realty LP	6.75	4/1/2017	0	0	100,000	95,000	100,000	95,000
				1,912,442		95,000		2,007,442
Retail Department Stores 0.2%
JCPenney Incorported	7.65	8/15/2016	0	0	1,250,000	1,312,500	1,250,000	1,312,500
Security & Commodity Brokers, Dealers, Exchanges & Services 2.2%
American Capital Strategies, Limited, Series A (a) (i)	5.92	9/1/2009	3,500,000	3,272,500	0	0	3,500,000	3,272,500
Goldman Sachs Group Incorporated	5.30	2/14/2012	750,000	800,071	0	0	750,000	800,071
Goldman Sachs Group Incorporated	6.75	10/1/2037	900,000	929,259	0	0	900,000	929,259
Lazard Group LLC	7.13	5/15/2015	0	0	2,410,000	2,515,893	2,410,000	2,515,893
Merrill Lynch & Company Incorporated	6.05	8/15/2012	800,000	861,538	0	0	800,000	861,538
Merrill Lynch & Company Incorporated	7.75	5/14/2038	575,000	636,748	0	0	575,000	636,748
Merrill Lynch & Company Incorporated Series MTN	6.88	4/25/2018	0	0	1,965,000	2,107,716	1,965,000	2,107,716
Morgan Stanley	5.63	1/9/2012	700,000	747,559	0	0	700,000	747,559
Morgan Stanley	5.95	12/28/2017	900,000	947,550	0	0	900,000	947,550
				8,195,225		4,623,609		12,818,834
Software 0.3%
Ca Incorporated	5.38	12/1/2019	0	0	2,000,000	2,050,386	2,000,000	2,050,386
Specialty Retail 0.2%
Home Depot Incorporated	5.88	12/16/2036	1,000,000	986,642	0	0	1,000,000	986,642
Stone, Clay, Glass & Concrete Products 0.2%
Owens-Illinois Incorporated	7.80	5/15/2018	0	0	1,250,000	1,253,125	1,250,000	1,253,125
Tobacco 0.4%
Altria Group Incorporated	9.95	11/10/2038	525,000	681,829	0	0	525,000	681,829
Lorillard Tobacco Company	8.13	6/23/2019	0	0	1,695,000	1,875,955	1,695,000	1,875,955
				681,829		1,875,955		2,557,784
Total Corporate Bonds & Notes (cost $29,946,215, $106,832,816 and $136,779,031, respectively)				27,260,173		112,443,278		139,703,451
Foreign Corporate Bonds 3.1% @
America Movil SA de CV	5.50	3/1/2014	0	0	1,725,000	1,852,415	1,725,000	1,852,415
Arcelormittal	6.13	6/1/2018	0	0	1,345,000	1,372,995	1,345,000	1,372,995
British Sky Broadcasting Group plc ††	9.50	11/15/2018	0	0	1,535,000	2,021,799	1,535,000	2,021,799
Commonwealth Bank of Australia ††	6.02	3/29/2049	0	0	1,580,000	1,323,372	1,580,000	1,323,372
FMC Finance III SA	6.88	7/15/2017	0	0	1,000,000	990,000	1,000,000	990,000
Globo Comunicacoes e Participacoes SA ††	7.25	4/26/2022	0	0	380,000	394,250	380,000	394,250
Rio Tinto Finance USA Limited	9.00	5/1/2019	0	0	1,540,000	1,962,981	1,540,000	1,962,981
Teck Resources Limited	10.25	5/15/2016	0	0	1,100,000	1,243,000	1,100,000	1,243,000
Telecom Italia Capital SA	7.18	6/18/2019	0	0	1,000,000	1,133,284	1,000,000	1,133,284
UBS Luxembourg SA for OJSC Vimpel Communications ††	8.00	2/11/2010	0	0	750,000	753,750	750,000	753,750
Videotron Limited ††	9.13	4/15/2018	0	0	1,000,000	1,070,000	1,000,000	1,070,000
Weatherford International Limited	9.63	3/1/2019	0	0	1,180,000	1,474,216	1,180,000	1,474,216
Western Power Distribution Holdings Limited †† (i)	7.38	12/15/2028	0	0	2,750,000	2,729,081	2,750,000	2,729,081
Total Foreign Corporate Bonds ($0, $17,175,531 and $17,175,531, respectively)				0		18,321,143		18,321,143
Municipal Bonds & Notes 0.3%
Oregon 0.2%
Cow Creek Band Umqua Tribe of Indians Oregon Series A (Other Revenue) (i)	6.88	10/1/2011	0	0	1,030,000	947,888	1,030,000	947,888
Other 0.1%
Seneca Nation Indians Capital Improvements Authority Series 07 B (Other Revenue) (i)	6.75	12/1/2013	0	0	870,000	818,339	870,000	818,339
Total Municipal Bonds & Notes (cost $0, $1,900,000 and $1,900,000, respectively)				0		1,766,227		1,766,227
US Treasury Securities 27.2%
US Treasury Bonds 2.9%
US Treasury Bond	3.50	2/15/2039	5,605,000	4,942,035	5,750,000	5,068,085	11,355,000	10,010,120
US Treasury Bond	4.50	8/15/2039	0	0	6,950,000	7,301,844	6,950,000	7,301,844
				4,942,035		12,369,929		17,311,964
US Treasury Notes 24.3%
US Treasury Note	1.13	6/30/2011	0	0	925,000	934,756	925,000	934,756
US Treasury Note «	1.13	12/15/2011	0	0	20,410,000	20,583,812	20,410,000	20,583,812
US Treasury Note «	1.38	2/15/2012	0	0	21,750,000	22,035,469	21,750,000	22,035,469
US Treasury Note	2.25	5/31/2014	47,640,000	48,615,143	0	0	47,640,000	48,615,143
US Treasury Note	3.13	5/15/2019	7,960,000	7,923,313	0	0	7,960,000	7,923,313
US Treasury Note	2.38	9/30/2014	0	0	475,000	484,799	475,000	484,799
US Treasury Note «	2.75	10/31/2013	0	0	16,350,000	17,116,406	16,350,000	17,116,406
US Treasury Note	3.25	5/31/2016	0	0	4,365,000	4,557,331	4,365,000	4,557,331
US Treasury Note	3.75	11/15/2018	0	0	5,160,000	5,411,550	5,160,000	5,411,550
US Treasury Note	2.75	11/30/2016	0	0	2,870,000	2,881,559	2,870,000	2,881,559
US Treasury Note «	3.38	11/15/2019	0	0	4,690,000	4,758,896	4,690,000	4,758,896
US Treasury Note	2.13	11/30/2014	0	0	9,000,000	9,037,266	9,000,000	9,037,266
				56,538,456		87,801,844		144,340,300
Total US Treasury Securities (cost $59,692,032, $99,109,012 and $158,804,044, respectively)				61,480,491		100,171,773		161,652,264
Yankee Obligations - Corporate 0.6%
Beverages 0.0%
Companhia Brasileira de Bebidas	8.75	9/15/2013	115,000	134,262	0	0	115,000	134,262
Capital Markets 0.0%
BP Capital Markets plc	3.88	3/10/2015	85,000	89,679	0	0	85,000	89,679
Commercial Banks 0.1%
Eurasian Development Bank ††	7.38	9/29/2014	100,000	103,629	0	0	100,000	103,629
KfW Bankengruppe	4.88	6/17/2019	160,000	177,901	0	0	160,000	177,901
				281,530		0		281,530
Consumer Finance 0.0%
Petrobras International Finance Company	5.75	1/20/2020	245,000	254,660	0	0	245,000	254,660
Metals & Mining 0.3%
Alcan Incorporated	6.13	12/15/2033	650,000	675,036	0	0	650,000	675,036
ArcelorMittal SA	5.38	6/1/2013	1,000,000	1,052,389	0	0	1,000,000	1,052,389
				1,727,425		0		1,727,425
Diversified Telecommunication Services 0.0%
Telecom Italia SpA	6.20	7/18/2011	200,000	212,888	0	0	200,000	212,888
Wireless Telecommunication Services 0.1%
Vodafone Group plc	5.63	2/27/2017	700,000	764,082	0	0	700,000	764,082
Multi-Utilities 0.1%
National Power Corporation	6.88	11/2/2016	330,000	352,701	0	0	330,000	352,701
Total Yankee Obligations - Corporate (cost $3,357,677, $0 and $3,357,677, respectively)				3,817,227		0		3,817,227
Yankee Obligations-Government 0.6%
Argentina •	12.25	6/19/2018	159,188	69,247	0	0	159,188	69,247
Brazil	7.13	1/20/2037	370,000	439,745	0	0	370,000	439,745
Brazil	8.25	1/20/2034	410,000	538,535	0	0	410,000	538,535
China	4.75	10/29/2013	100,000	108,686	0	0	100,000	108,686
Colombia	7.38	1/27/2017	100,000	116,900	0	0	100,000	116,900
Colombia	7.38	3/18/2019	200,000	234,200	0	0	200,000	234,200
Colombia	8.13	5/21/2024	175,000	213,062	0	0	175,000	213,062
Emirates of Abu Dhabi	5.50	8/2/2012	200,000	209,518	0	0	200,000	209,518
Indonesia	6.75	3/10/2014	90,000	97,652	0	0	90,000	97,652
Indonesia	6.88	1/17/2018	200,000	216,500	0	0	200,000	216,500
Mexico	5.95	3/19/2019	196,000	213,444	0	0	196,000	213,444
Peru	8.38	5/3/2016	155,000	190,650	0	0	155,000	190,650
Peru	8.75	11/21/2033	35,000	47,425	0	0	35,000	47,425
Russia, Step Bond	7.50	3/31/2030	131,600	149,708	0	0	131,600	149,708
Sri Lanka ††	7.40	1/22/2015	100,000	103,000	0	0	100,000	103,000
Turkey	7.00	9/26/2016	325,000	362,375	0	0	325,000	362,375
Total Yankee Obligations-Government (cost $3,099,472, $0 and $3,099,472, respectively)				3,310,647		0		3,310,647
Preferred Stocks 0.0%
Diversified Financial Services 0.0%
First Republic Capital Corporation, 10.50% †† (cost $55,855, $0 and $55,855, respectively)			50	45,250	0	0	50	45,250
Other 0.1%
Diversified Financial Services 0.1%
JPMorgan Chase & Company, FRN (cost $750,000, $0 and $750,000, respectively)	7.90	12/31/2049	750,000	735,715	0	0	750,000	735,715
Collateral for Securities Lending 13.2%
Collateral Invested in Money Market Funds 2.4%
AIM STIT-Liquid Assets Portfolio (s)	0.21		0	0	3,512,713	3,512,713	3,512,713	3,512,713
BlackRock Liquidity Funds TempFund Portfolio (s)	0.16		0	0	3,512,713	3,512,713	3,512,713	3,512,713
Dreyfus Cash Management Fund Institutional (s)	0.11		0	0	3,512,713	3,512,713	3,512,713	3,512,713
DWS Money Market Series Institutional (s)	0.20		0	0	3,512,713	3,512,713	3,512,713	3,512,713
				0		14,050,852		14,050,852
Collateral Invested in Other Assets 10.8%
Allied Irish Banks North America Incorporated	0.26	12/7/2009	0	0	683,028	683,028	683,028	683,028
Amstel Funding Corporation †† (p)	1.25	12/18/2009	0	0	243,938	243,794	243,938	243,794
Antalis US Funding Corporation †† (p)	0.18	12/3/2009	0	0	243,938	243,936	243,938	243,936
Antalis US Funding Corporation †† (p)	0.20	12/4/2009	0	0	731,815	731,803	731,815	731,803
Arabella Finance LLC †† (p)	0.35	12/1/2009	0	0	585,452	585,452	585,452	585,452
Arabella Finance LLC †† (p)	0.40	12/3/2009	0	0	829,391	829,372	829,391	829,372
Arabella Finance LLC †† (p)	0.40	12/4/2009	0	0	24,394	24,393	24,394	24,393
Aspen Funding Corporation †† (p)	0.18	12/21/2009	0	0	487,877	487,828	487,877	487,828
Bank of America	0.18	12/23/2009	0	0	1,463,630	1,463,469	1,463,630	1,463,469
Bank of America Repurchase Agreement - 102% Collateralized by Mortgage Backed Securities (Maturity Value $4,242,108)	0.16	12/1/2009	0	0	4,242,089	4,242,089	4,242,089	4,242,089
Bank of Ireland	0.35	12/1/2009	0	0	731,815	731,815	731,815	731,815
Bank of Ireland	0.50	12/2/2009	0	0	585,452	585,452	585,452	585,452
Barton Capital Corporation †† (p)	0.18	12/1/2009	0	0	236,279	236,279	236,279	236,279
Belmont Funding LLC †† (p)	0.50	12/1/2009	0	0	121,969	121,969	121,969	121,969
BNP Paribas (New York)	0.21	12/8/2009	0	0	634,240	634,244	634,240	634,244
BNP Paribas (New York)	0.21	12/14/2009	0	0	536,665	536,670	536,665	536,670
Bryant Bank Funding †† (p)	0.18	12/23/2009	0	0	1,463,630	1,463,469	1,463,630	1,463,469
Cafco LLC ††	0.17	12/9/2009	0	0	1,219,692	1,219,646	1,219,692	1,219,646
Calcasieu Parish LA ± §	0.40	12/1/2027	0	0	53,666	53,666	53,666	53,666
California Pollution Control Financing Authority ± §	0.23	11/1/2026	0	0	1,170,904	1,170,904	1,170,904	1,170,904
California Statewide Communities Development Authority ± §	0.35	6/1/2028	0	0	156,121	156,121	156,121	156,121
Charta LLC	0.17	12/9/2009	0	0	1,219,692	1,219,646	1,219,692	1,219,646
Cheyne Finance LLC †† ± (a)(i) •	0.00	2/25/2008	0	0	810,373	0	810,373	0
Colorado Housing & Finance Authority ± §	0.30	10/1/2038	0	0	129,409	129,409	129,409	129,409
Cook County IL ± §	0.40	11/1/2030	0	0	243,938	243,938	243,938	243,938
Credit Suisse First Boston Repurchase Agreement - 102% Collateralized by Mortgage Backed Securities (Maturity Value $1,480,518)	0.17	12/1/2009	0	0	1,480,511	1,480,511	1,480,511	1,480,511
Denver CO City & County School District ± §	0.40	12/15/2037	0	0	829,391	829,391	829,391	829,391
Dexia Credit Local De France SA	0.26	12/2/2009	0	0	585,452	585,452	585,452	585,452
Dexia Credit Local De France SA	0.26	12/7/2009	0	0	707,421	707,421	707,421	707,421
Dexia Credit Local De France SA	0.27	12/4/2009	0	0	585,452	585,452	585,452	585,452
E.on AG ††	0.17	12/21/2009	0	0	1,219,692	1,219,577	1,219,692	1,219,577
ENI Finance USA Incorporated ††	0.17	12/18/2009	0	0	1,219,692	1,219,594	1,219,692	1,219,594
Fortis Funding LLC ††	0.20	12/29/2009	0	0	1,268,480	1,268,282	1,268,480	1,268,282
GDF Suez ††	0.17	12/15/2009	0	0	1,317,267	1,317,180	1,317,267	1,317,180
Gemini Securitization Incorporated †† (p)	0.18	12/10/2009	0	0	975,754	975,710	975,754	975,710
Goldman Sachs Repurchase Agreement - 102% Collateralized by Mortgage Backed Securiites (Maturity Value $1,218,722)	0.17	12/1/2009	0	0	1,218,716	1,218,716	1,218,716	1,218,716
Gotham Funding Corporation †† (p)	0.18	12/15/2009	0	0	1,219,692	1,219,607	1,219,692	1,219,607
Grampian Funding †† (p)	0.25	12/3/2009	0	0	243,938	243,935	243,938	243,935
Grampian Funding †† (p)	0.28	12/15/2009	0	0	1,024,541	1,024,430	1,024,541	1,024,430
Gryphon Funding Limited (a)(i)	0.00	8/5/2010	0	0	1,590,003	591,322	1,590,003	591,322
Hamilton County Ohio Hospitals ± §	0.20	5/15/2037	0	0	802,069	802,069	802,069	802,069
Henrico County VA Economic Development Authority ± §	0.30	11/1/2042	0	0	80,500	80,500	80,500	80,500
Houston TX Utility System ± §	0.27	5/15/2034	0	0	395,180	395,180	395,180	395,180
Illinois Educational Facilities Authority Revenues ± §	0.30	7/1/2029	0	0	139,533	139,533	139,533	139,533
Indiana Municipal Power Agency Power Supply System ± §	0.29	1/1/2018	0	0	97,575	97,575	97,575	97,575
ING USA Funding LLC	0.18	12/9/2009	0	0	243,938	243,929	243,938	243,929
ING USA Funding LLC	0.19	12/7/2009	0	0	975,754	975,723	975,754	975,723
JPMorgan Chase Repurchase Agreement - 102% Collateralized by Mortgage Backed Securities (Maturity Value $3,745,643)	0.17	12/1/2009	0	0	3,745,625	3,745,625	3,745,625	3,745,625
Jupiter Securitization Corporation †† (p)	0.18	12/2/2009	0	0	487,877	487,874	487,877	487,874
Jupiter Securitization Corporation †† (p)	0.18	12/3/2009	0	0	243,938	243,936	243,938	243,936
Kansas City MO Special Obligation ± §	0.29	4/15/2025	0	0	146,363	146,363	146,363	146,363
KBC Bank NV Brussels	0.18	12/1/2009	0	0	1,463,630	1,463,630	1,463,630	1,463,630
Lloyds Tsb Bank plc (New York)	0.18	12/17/2009	0	0	292,726	292,703	292,726	292,703
Lloyds Tsb Bank plc (New York)	0.20	12/7/2009	0	0	975,754	975,754	975,754	975,754
Lma Americas LLC	0.18	12/11/2009	0	0	390,301	390,282	390,301	390,282
Lma Americas LLC	0.18	12/17/2009	0	0	219,545	219,527	219,545	219,527
Lma Americas LLC	0.19	12/21/2009	0	0	731,815	731,738	731,815	731,738
Louisiana Public Facilities Authority ± §	0.19	10/1/2033	0	0	219,545	219,545	219,545	219,545
Massachusetts HEFA ± §	0.25	10/1/2034	0	0	1,209,935	1,209,935	1,209,935	1,209,935
Montgomery County TN Public Building ± §	0.24	2/1/2036	0	0	133,922	133,922	133,922	133,922
Natixis	0.27	12/7/2009	0	0	1,024,541	1,024,546	1,024,541	1,024,546
New Jersey State Turnpike Authority ± §	0.31	1/1/2018	0	0	97,575	97,575	97,575	97,575
New York State Dormitory Authority ± §	0.22	7/1/2034	0	0	1,073,329	1,073,329	1,073,329	1,073,329
Newport Beach California Revenue ± §	0.24	12/1/2040	0	0	975,754	975,754	975,754	975,754
Newport Funding Corporation †† (p)	0.18	12/15/2009	0	0	1,219,692	1,219,607	1,219,692	1,219,607
North Dakota Housing Finance Agency ±	0.30	1/1/2034	0	0	238,816	238,816	238,816	238,816
RBS Securities Incorporated Repurchase Agreement - 102% Collateralized by Mortgage Backed Securities (Maturity Value $493,489)	0.18	12/1/2009	0	0	493,487	493,487	493,487	493,487
Regency Markets #1 LLC †† (p)	0.18	12/4/2009	0	0	170,757	170,754	170,757	170,754
Regency Markets #1 LLC †† (p)	0.20	12/9/2009	0	0	810,851	810,815	810,851	810,815
Romulus Funding Corporation †† (p)	0.30	12/15/2009	0	0	243,938	243,910	243,938	243,910
Royal Bank of Scotland plc	0.20	12/2/2009	0	0	878,178	878,173	878,178	878,173
San Antonio TX Education Facilities Corporation ± §	0.20	12/1/2028	0	0	683,028	683,028	683,028	683,028
Societe Generale North America	0.19	12/18/2009	0	0	975,754	975,668	975,754	975,668
Starbird Funding Corporation †† (p)	0.15	12/1/2009	0	0	60,985	60,985	60,985	60,985
Starbird Funding Corporation †† (p)	0.20	12/3/2009	0	0	975,754	975,743	975,754	975,743
Thames Asset Global Securitization #1 Incorporated ††	0.18	12/18/2009	0	0	1,219,692	1,219,588	1,219,692	1,219,588
Ticonderoga Master Funding Limited †† (p)	0.18	12/17/2009	0	0	292,726	292,703	292,726	292,703
Tulip Funding Corporation †† (p)	0.19	12/7/2009	0	0	990,292	990,261	990,292	990,261
Tulsa County OK Industrial Authority Revenue ± §	0.24	7/1/2032	0	0	321,999	321,999	321,999	321,999
UBS AG (Stamford Ct)	0.31	12/4/2009	0	0	975,754	975,764	975,754	975,764
Unicredito Italiano (New York)	0.25	1/4/2010	0	0	1,463,630	1,463,637	1,463,630	1,463,637
Vermont State Student Assistance Corporation ± §	0.29	12/15/2040	0	0	146,363	146,363	146,363	146,363
VFNC Corporation †† ± (a)(i)	0.24	9/30/2010	0	0	4,893,406	2,446,703	4,893,406	2,446,703
Victory Receivables Corporation †† (p)	0.15	12/1/2009	0	0	60,985	60,985	60,985	60,985
Victory Receivables Corporation †† (p)	0.18	12/16/2009	0	0	808,363	808,302	808,363	808,302
Victory Receivables Corporation †† (p)	0.19	12/8/2009	0	0	243,938	243,929	243,938	243,929
				0		64,412,739		64,412,739
Total Collateral for Securities Lending ($0, $78,122,693 and $78,122,693, respectively)				0		78,463,591		78,463,591
Short-Term Investments 12.8%
Mutual Fund Shares 12.7%
Evergreen Institutional Money Market Fund, Class I q ø	0.05		13,686,361	13,686,361	0	0	13,686,361	13,686,361
Wells Fargo Advantage Money Market Trust ~ ‡ (s)	0.77		0	0	62,352,722	62,352,722	62,352,722	62,352,722
				13,686,361		62,352,722		76,039,083

			Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
US Treasury Bills 0.1%
US Treasury Bills # ^	0.10	12/24/2009	$0	0	$400,000	399,975	$400,000	399,975
Total Short-Term Investments (cost $13,686,361, $62,752,697 and $76,439,058, respectively)				13,686,361		62,752,697		76,439,058
Total Investments (cost $170,601,462, $562,596,303 and $733,197,765, respectively) 125.3%				167,086,031		577,819,672		744,905,703
Other Assets and Liabilities, Net (25.3%)				1,521,005		(151,707,536)		(150,186,531)
Net Assets 100.0%				$168,607,036		$426,112,136		$594,719,172

††

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

(a)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
(i)	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
(p)	Asset-backed commercial paper.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both Evergreen Core Plus Bond Fund and the money market fund.
#	Security pledged as collateral for futures transactions.
^	Zero coupon bond. Interest rate presented is yield to maturity.
±	Variable rate investments.
§	These securities are subject to a demand feature which reduces the effective maturity.
‡	Short-term security of an affiliate of Wells Fargo Advantage Income Plus Fund with a cost of $62,752,697.
(s)	Rate shown is the 1-day annualized yield at period end.
«	All or a portion of this security is on loan.
%%	Securities issued on a when-issued (TBA) basis.
(d)

Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
@	Foreign bond principal is denominated in local currency.
~

This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

Summary of Abbreviations
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRN	Floating Rating Note
GNMA	Government National Mortgage Association

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. These inputs are summarized into three broad levels as follows:

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of November 30, 2009, the inputs used in valuing each Fund’s investments in securities, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Evergreen Core Plus Bond Fund
Equity securities
Preferred stocks	$0	$45,250	$0	$45,250
Mortgage-backed securities	0	56,750,167	0	56,750,167
Corporate debt securities	0	28,540,615	3,272,500	31,813,115
Debt securities issued by U.S. Treasury and U.S. government agencies	61,480,491	0	0	61,480,491
Debt securities issued by foreign governments	0	3,310,647	0	3,310,647
Short-term investments	13,686,361	0	0	13,686,361
	$75,166,852	$88,646,679	$3,272,500	$167,086,031

Wells Fargo Advantage Income Plus Fund
Mortgage-backed securities	$0	$192,815,603	$0	$192,815,603
Asset-backed securities	0	11,085,360	0	11,085,360
Corporate debt securities	0	171,854,801	3,119,015	174,973,816
Debt securities issued by states in the U.S. and its political subdivisions	0	10,789,143	0	10,789,143
Debt securities issued by U.S. Treasury and U.S. government agencies	0	100,571,748	0	100,571,748
Short-term investments	76,403,574	11,180,428	0	87,584,002
	$76,403,574	$498,297,083	$3,119,015	$577,819,672

As of November 30, 2009, the inputs used in valuing the Wells Fargo Advantage Income Plus Fund’s other financial instruments, which are carried at fair value, were as follows:

Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

$251,414	$0	$0	$0

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Wells Fargo Advantage Income Plus Fund:

Corporate debt securities
Balance as of December 1, 2008	$5,260,994
Realized gains or losses	(319,932)
Change in unrealized gains or losses	1,433,671
Net purchases (sales)	(3,254,605)
Transfers in and/or out of Level 3	(1,113)
Balance as of November 30, 2009	$3,119,015
Change in unrealized gains or losses included in earnings relating to securities still held at November 30, 2009	($709,032)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Evergreen Core Plus Bond Fund:

	Corporate debt securities	Mortgage-backed securities
Balance as of December 1, 2008	$3,375,260	$290,749
Realized gains or losses	0	0
Change in unrealized gains or losses	(102,760)	0
Net purchases (sales)	0	(290,749)
Transfers in and/or out of Level 3	0	0
Balance as of November 30, 2009	$3,272,500	$0
Change in unrealized gains or losses included in earnings relating to securities still held at November 30, 2009	($102,760)	$0

During the year ended November 30, 2009, the Wells Fargo Advantage Income Plus Fund entered into futures contracts for hedging and/or speculative purposes.

At November 30, 2009, the Wells Fargo Advantage Income Plus Fund had long futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at 11/30/2009	Unrealized Gain (Loss)
Mar-10	44 2-Year U.S. Treasury Note Futures	$9,560,443	$9,587,188	$26,745
Mar-10	215 5-Year U.S. Treasury Note Futures	24,987,440	25,212,109	224,669

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Income Plus Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Statement of Assets and Liabilities – November 30, 2009 (unaudited)

	Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund	Proforma Adjustments		Wells Fargo Advantage Income Plus Fund Pro Forma
Assets
Investments
In securities, at market value (including securities on loan)	$153,399,670	$437,003,359			$590,403,029
Collateral received for securities loaned	0	78,463,591			78,463,591
Investments in affiliates	13,686,361	62,352,722			76,039,083
Total investments at market value (see cost below)	167,086,031	577,819,672			744,905,703
Cash	1,307,657	307,239			1,614,896
Receivable for Fund shares issued	100	961,479			961,579
Receivable for dividends and interest	844,037	3,319,535			4,163,572
Receivable for investments sold	1,853,550	9,159,922			11,013,472
Receivable for securities lending income	0	3,846			3,846
Receivable for daily variation margin on futures contracts	0	60,703			60,703
Prepaid expenses and other assets	187,883	20,441			208,324
Total assets	171,279,258	591,652,837			762,932,095
Liabilities
Dividends payable	347,481	0			347,481
Payable investments purchased	1,980,063	86,655,681			88,635,744
Payable for Fund shares redeemed	164,957	253,294			418,251
Payable to investment advisor and affiliates	0	251,465			251,465
Payable upon receipt of securities loaned	0	78,122,691			78,122,691
Unrealized losses on closed forward foreign currency exchange contracts	86,820	0	-		86,820
Due to custodian bank, at market value (see cost below)	18,260	0			18,260
Accrued expenses and other liabilities	74,641	257,570			332,211
Total liabilities	2,672,222	165,540,701			168,212,923
Total net assets	$168,607,036	$426,112,136			$594,719,172
NET ASSETS CONSIST OF
Paid-in capital	$232,844,974	$418,831,013			$651,675,987
Overdistributed net investment income	(744,485)	530,234			(214,251)
Accumulated net realized loss on investments	(59,889,120)	(8,723,902)			(68,613,022)
Net unrealized appreciation (depreciation) of investments	(3,604,333)	15,223,377			11,619,044
Net unrealized appreciation of futures	0	251,414			251,414
Total net assets	$168,607,036	$426,112,136			$594,719,172
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$116,246,781	$117,941,014			$234,187,795
Shares outstanding – Class A	10,487,749	10,254,099	(380,874)	A	20,360,974
Net asset value per share – Class A	$11.08	$11.50			$11.50
Maximum offering price per share - Class A (based on a sales charge of 4.75%, 4.50% and 4.50%, respectively)	$11.63	$12.04			$12.04
Net assets – Class B	$5,661,458	$2,887,383			$8,548,841
Shares outstanding – Class B	510,784	250,805	(19,016)	A	742,573
Net asset value per share – Class B	$11.08	$11.51			$11.51
Net assets – Class C	$14,275,120	$10,478,284			$24,753,404
Shares outstanding – Class C	1,287,921	911,168	(46,590)	A	2,152,499
Net asset value per share – Class C	$11.08	$11.50			$11.50
Net assets – Class I	$32,423,677		(32,423,677)	C
Shares outstanding – Class I	2,925,271		(2,925,271)	B
Net asset value per share – Class I	$11.08
Net assets – Institutional Class		$106,407,788	32,423,677	C	$138,831,465
Shares outstanding – Institutional Class		9,251,412	2,819,011	B	12,070,423
Net asset value per share – Institutional Class		$11.50			$11.50
Net assets – Investor Class		$188,397,667			$188,397,667
Shares outstanding – Investor Class		16,379,154			16,379,154
Net asset value per share – Investor Class		$11.50			$11.50
Investments, at cost	$170,601,462	$562,596,303			$733,197,765
Foreign currency, at cost	$(16,000)	$-			$(16,000)
Securities on loan, at market value	$-	$74,795,480			$74,795,480

1     Each Fund has an unlimited number of authorized shares.

A - Reflects the merger of shares of target fund into shares of the surviving fund.

B - Reflects impact of converting shares of target fund into shares of the surviving fund.

C - Reflects the merger of Class I of target fund into Institutional Class of the surviving fund.

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Income Plus Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Statement of Operations – For the Twelve Months Ended November 30, 2009 (Unaudited)

	Evergreen Core Plus Bond Fund	Wells Fargo Advantage Income Plus Fund	Proforma Adjustments	Wells Fargo Advantage Income Plus Fund Pro Forma
Investment income
Dividends	$143,476	$0			$143,476
Interest [1]	9,920,904	19,569,960			29,490,864
Income from affiliated securities	148,289	143,750			292,039
Securities lending income, net	0	296,425			296,425
Total investment income	10,212,669	20,010,135			30,222,804

Expenses
Advisory fees	719,612	1,912,418	(446,417)	A	2,185,613
Administration fees					-
Fund level	167,017	191,241	(83,510)	A	274,748
Class A	0	166,173	164,781	B	330,954
Class B	0	6,919	9,413	B	16,332
Class C	0	13,016	21,038	B	34,054
Institutional Class	0	79,966	25,655	B	105,621
Investor Class	0	412,005	(71,653)	C	340,352
Custody fees	0	62,134	(51,144)	A	10,990
Shareholder servicing fees
Class A	286,327	230,796			517,123
Class B	15,910	9,610			25,520
Class C	35,133	17,835			52,968
Investor Class	0	421,517	26,314	B	447,831
Accounting fees	86,460	39,393	(105,247)	A	20,606
Distribution fees
Class B	47,728	28,829			76,557
Class C	105,397	54,235			159,632
Professional fees	65,623	50,615	(43,522)	D	72,716
Printing and postage expenses	59,484	11,383	(17,717)	D	53,150
Registration fees	39,254	21,310	(29,949)	D	30,615
Trustees' fees	3,696	12,949	1,958	E	18,603
Transfer agent fees	468,374	0	(468,374)	F	-
Other fees and expenses	(7,412)	9,095	11,383	E	13,066
Total expenses	2,092,603	3,751,439	(1,056,991)		4,787,051
Less
Expense reductions	(98)				(98)
Waived fees and/or reimbursed expenses	(356,666)	(444,246)	800,912	G	-
Net expenses	1,735,839	3,307,193	(256,079)		4,786,953
Net investment income (loss)	8,476,830	16,702,942	256,079		25,435,851
Realized and unrealized gain (loss) on investments
Net realized gain (loss) from
Unaffiliated securities, foreign currencies and foreign currency translation	(31,188,197)	14,193,835			(16,994,362)
Collateral received for securities loaned	0	(104,370)			(104,370)
Credit default swap transactions	208,485	0			208,485
Total return swap transactions	(7,320,304)	0			(7,320,304)
Futures transactions	0	(2,401,513)			(2,401,513)
Net realized gain (loss) from investments	(38,300,016)	11,687,952	-		(26,612,064)
Net change in unrealized appreciation (depreciation) of
Unaffiliated securities, foreign currencies and foreign currency translation	54,202,244	30,318,911			84,521,155
Collateral received for securities loaned	0	1,493,417			1,493,417
Credit default swap transactions	5,349,662	0			5,349,662
Futures transactions	0	2,474,631			2,474,631
Net change in unrealized appreciation (depreciation) of investments	59,551,906	34,286,959	-		93,838,865
Net realized and unrealized gain on investments	21,251,890	45,974,911	-		67,226,801
Net increase in net assets resulting from operations	$29,728,720	$62,677,853	256,079		$92,662,652
[1] Net of foreign withholding taxes	$2,227	$0			$2,227
A	Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined surviving fund.
B	Reflects an increase based on the surviving fund's fee schedule and the class level average net assets in the combined surviving fund.
C	Reflects a decrease based on the surviving fund's fee schedule and the class level average net assets in the combined surviving fund.
D	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
E	Reflects an increase based on the expected fixed costs of the combined surviving fund
F	Reflects a decrease as this fee is included in the administration fee of the combined surviving fund.
G	Reflects an adjustment for fee waivers and expense reimbursements necessary for the combined surviving fund.

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Wells Fargo Income Plus Fund

Notes to Pro Forma Combining Financial Statements (Unaudited)

November 30, 2009

1.	BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Statement of Assets and Liabilities, including the unaudited Combining Pro Forma Portfolio of Investments and the related unaudited Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Wells Fargo Advantage Income Plus Fund (“Wells Fargo Income Plus Fund”) and Evergreen Core Plus Bond Fund (each, a “Fund”) at November 30, 2009 and for the twelve months then ended.

The Pro Forma Statements assumes the effectiveness of the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of Evergreen Core Plus Bond Fund. The Reorganization provides for the acquisition of all the assets and all the liabilities of Evergreen Core Plus Bond Fund by Wells Fargo Income Plus Fund, in a tax-free exchange for shares of Wells Fargo Income Plus Fund at net asset value. As a result of the Reorganization, Class A, Class B, Class C and Class I shareholders of Evergreen Core Plus Bond Fund would become shareholders of Class A, Class B, Class C and Institutional Class, respectively, of Wells Fargo Income Plus Fund.

The Reorganization will be accounted for as a tax-free merger of investment companies. The Statement of Assets and Liabilities and the related Portfolio of Investments of Wells Fargo Income Plus Fund and Evergreen Core Plus Bond Fund have been combined in the unaudited Pro Forma Combining Statement of Assets and Liabilities and unaudited Pro Forma Combining Portfolio of Investments as though the combination had been effective on November 30, 2009. The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented based on contractual obligations of the combined surviving fund. See Note 15 – Pro Forma Operating Expenses.

Following the Reorganization, the Wells Fargo Income Plus Fund will be the accounting and performance survivor.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of each Fund to evaluate the financial effect of the proposed Reorganization. The expenses of Evergreen Core Plus Bond Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by the Wells Fargo Funds Management, LLC (“Funds Management”) and/or Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Wells Fargo Income Plus Fund. As of November 30, 2009, securities held by Evergreen Core Plus Bond Fund would comply with the compliance guidelines and investment restrictions of Wells Fargo Income Plus Fund.

The accompanying unaudited Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included or incorporated by reference in the Statement of Additional Information.

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses in the preparation of these unaudited Pro Forma Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates and assumptions.

2.	VALUATION OF SECURITIES

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Board of Trustees. The service uses fair values as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and representative of the securities’ fair values values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less and other short-term debt securities held as collateral for securities loaned generally are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion or discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

3.	REPURCHASE AGREEMENTS

Repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

4.	FOREIGN CURRENCY TRANSLATION

Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

5.	FUTURES CONTRACTS

The Funds may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

6.	FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

7.	WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

8.	SECURITIES LENDING

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a “broker rebate fee” to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in securities that, at the time of investment, are considered high-quality short-term debt investments (including money market instruments) and have been evaluated and approved by the Fund’s adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund through a joint account in a manner similar to the Fund’s investment of its cash reserves and the Fund is entitled to the gains and bears the losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments purchased with cash collateral. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

9.	STRUCTURED INVESTMENT VEHICLES

Wells Fargo Income Plus Fund may invest in structured debt securities, such as those issued by Structured Investment Vehicles (“SIVs”). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV’s underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV’s inability to issue new debt.

As of November 30, 2009, Wells Fargo Income Plus Fund owned certain of these types of structured securities in the amounts shown in the table. These securities were originally purchased by the Funds’ securities lending agent on behalf of the Funds through a joint account with cash collateral received by the Funds pursuant to loans of the Funds’ securities. Although considered high-quality, short-term money market instruments when originally purchased by the securities lending agent through the joint account, the SIVs are now in payment default, have been restructured following default or are otherwise impaired and are valued at fair value as shown in the Portfolio of Investments.

	Defaulted/Impaired SIVs ($Value)	% of Net Assets
Wells Fargo Income Plus Fund	$3,038,025	0.71%

In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Thus, the current net asset value of each Fund reflects the current valuations assigned to the defaulted or impaired SIVs that were purchased on its behalf through the investment of cash collateral. Declines in the values of defaulted or impaired SIVs generate unrealized losses for a Fund, which are reflected in the Fund’s Statement of Assets and Liabilities, equal to the difference between (i) the value of the investments purchased with cash collateral received for securities loaned and (ii) the amount that would be payable if the Fund were to recall the loans at period end.

The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of a SIV purchased in a joint account by the securities lending agent, as the various participating Funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired SIVs would fluctuate depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds’ ratable exposure to the defaulted or impaired SIVs, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired SIVs among all funds participating in securities lending (“side pocketing”) based on each Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund’s ownership of defaulted or impaired SIVs in the joint account based on each such Fund’s percentage ownership of the joint account as of such date.

10.	MORTGAGE DOLLAR ROLL TRANSACTIONS

The Fund may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for dollar roll transactions as purchases and sales.

11.	CREDIT DEFAULT SWAPS

The Funds may be subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

12.	TOTAL RETURN SWAPS

The Funds are subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap contracts for hedging or speculative purposes. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Certain total return swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

13.	FEDERAL TAXES

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code and distributed taxable income, including any net capital gains (which have already been offset by available capital loss carryovers), sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required.

If the Reorganization is consummated, the combined Wells Fargo Income Plus Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, Evergreen Core Plus Bond Fund and Wells Fargo Income Plus Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of September 30, 2009, Evergreen Core Plus Bond Fund and Wells Fargo Income Plus Fund had $47,049,999 and $10,024,419, respectively, in capital loss carryforwards.

The identified cost of investments for the Funds will not change substantially for both financial accounting and federal income tax purposes as a result of the Reorganization.

14.	CAPITAL SHARES

The Pro Forma net asset values per share assume the issuance of shares of Wells Fargo Income Plus Fund that would have been issued at November 30, 2009 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value per share of the shares of Evergreen Core Plus Bond Fund to be acquired as of November 30, 2009, divided by the net asset value per share of the shares of Wells Fargo Income Plus Fund as of November 30, 2009. The pro forma number of shares outstanding by class for the combined fund consists of the following at November 30, 2009:

Class of Shares	Shares of Wells Fargo Income Plus Fund Pre- Reorganization	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares After Reorganization
Class A	10,254,099	10,106,875	20,360,974
Class B	250,805	491,768	742,573
Class C	911,168	1,241,331	2,152,499
Institutional Class	9,251,412	2,819,011	12,070,423
Investor Class	16,379,154	0	16,379,154
15.	PRO FORMA OPERATING EXPENSES

The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented. In the unaudited Pro Forma Combining Statement of Operations for the twelve month period ending November 30, 2009, certain expenses have been adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by applying the expense rates of the combined entity to the aggregate average net assets of Wells Fargo Income Plus Fund and Evergreen Core Plus Bond Fund for the twelve months ended November 30, 2009. The adjustments reflect those amounts needed to adjust the combined expenses to these rates. Non-asset based expenses were calculated by applying a ratio to the combined expense item for the twelve months ended November 30, 2009 based on the ratio of that expense item to the total expenses of Wells Fargo Income Plus Fund.

From time to time, advisory fees and/or other expenses may be waived and/or reimbursed either voluntarily or contractually in order to limit operating expenses. These waivers and/or reimbursements, if any, are reflected for each Fund. The combined pro forma expenses reflect any adjustments necessary to limit operating expenses for the Pro Forma combined fund.

16.	REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Ultra Short Opportunities Fund (the "Ultra Short Fund") concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund's registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

Funds Management does not expect that any of these legal actions, inquiries or investigations currently pending or threatened would or will have a material adverse impact on the financial position or operations of any of the Wells Fargo Advantage funds to which these pro forma financial statements relate.

Wells Fargo Funds Trust
Pro Forma Financial Statement for Wells Fargo Advantage Total Return Bond Fund

These unaudited Pro Forma Combining Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Evergreen Core Bond Fund, Evergreen Short-Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund to Wells Fargo Advantage Total Return Bond Fund, in exchange for shares of Wells Fargo Advantage Total Return Bond Fund. The period presented covers the period from December 1, 2008 through November 30, 2009 and reflects financial information assuming the mergers take place.

Wells Fargo Advantage Total Return Bond Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Portfolio of Investments – November 30, 2009 (unaudited)

			Evergreen Core Bond Fund		Evergreen Short-Intermediate Bond Fund		Wells Fargo Advantage Diversified Bond Fund #
	Interest Rate	Maturity Date	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
Agency Commercial Mortgage-Backed Securities 3.6%
Fixed-rate 2.3%
FHLMC	6.00%	11/1/2039	$5,575,000	$5,987,789	$0	$0	$0	$0
FHLMC	6.90	12/1/2010	0	0	1,215,000	1,255,581	0	0
FHLMC	6.98	10/1/2020	0	0	2,903,458	3,056,761	0	0
FHLMC	7.30	12/1/2012	0	0	1,100,438	1,191,323	0	0
FNMA	5.37	4/1/2017	2,460,000	2,456,507	0	0	0	0
FNMA	5.40	5/1/2017	3,390,850	3,752,131	0	0	0	0
FNMA	5.50	11/1/2024	10,525,000	11,261,750	0	0	0	0
FNMA	5.82	11/1/2011	1,277,917	1,359,026	0	0	0	0
FNMA	5.94	11/1/2011	0	0	41,098	43,260	0	0
FNMA	6.06	9/1/2016	1,420,159	1,619,581	0	0	0	0
FNMA	6.23	4/1/2011	1,859,712	1,945,132	0	0	0	0
FNMA	6.28	8/1/2011	12,230,000	12,976,006	0	0	0	0
FNMA	6.29	2/1/2011	0	0	792,903	820,542	0	0
FNMA	6.32	8/1/2012	5,424,051	5,913,270	0	0	0	0
FNMA	6.37	8/1/2011	3,940,775	4,189,001	0	0	0	0
FNMA	6.50	7/1/2011	0	0	1,384,607	1,468,867	0	0
FNMA	6.53	2/1/2016	5,316,509	6,010,747	0	0	0	0
FNMA	6.93	11/1/2012	2,434,576	2,687,464	0	0	0	0
FNMA	7.66	5/1/2015	0	0	941,016	1,043,000	0	0
				60,158,404		8,879,334		0
Floating-rate 1.3%
FNMA	5.62	12/1/2011	13,407,531	14,325,882	0	0	0	0
FNMA	6.11	7/1/2012	23,171,353	25,227,626	0	0	0	0
				39,553,508		0		0
Total Agency Commercial Mortgage-Backed Securities (cost $97,000,009, $9,130,103, $0, $0 and $106,130,112, respectively)				99,711,912		8,879,334		0
Agency Mortgage-Backed Collateralized Mortgage Obligations 0.0%
Fixed-rate 0.0%
FHLMC, Ser. 0243, Class 6, IO	6.00	12/15/2032	1,268	193	0	0	0	0
FHLMC, Ser. 1897, Class K	7.00	9/15/2026	4,651	5,218	0	0	0	0
FHLMC, Ser. 2006-44, Class OA	5.50	12/25/2026	147,576	152,258	0	0	0	0
FHLMC, Ser. 2423, Class MC	7.00	3/15/2032	67,158	74,218	0	0	0	0
FHLMC, Ser. 2840, Class OD	5.00	7/15/2029	325,000	344,624	0	0	0	0
FNMA, Ser. 1998-61, Class PL	6.00	11/25/2028	61,769	67,549	0	0	0	0
FNMA, Ser. 1999, Class LH	6.50	11/25/2029	89,755	96,552	0	0	0	0
FNMA, Ser. 2002-56, Class KW	6.00	4/25/2023	120,823	122,739	0	0	0	0
FNMA, Ser. 2004-45, Class VB	4.50	10/25/2028	100,000	104,204	0	0	0	0
FNMA, Ser. 2005-31, Class PB	5.50	4/25/2035	75,000	80,128	0	0	0	0
FNMA, Ser. 2006-57, Class PA	5.50	8/25/2027	164,555	169,682	0	0	0	0
				1,217,365		0		0
Floating-rate 0.0%
FHLMC, Ser. 1590, Class IA	1.36	10/15/2023	162,847	164,162	0	0	0	0
FHLMC, Ser. 1935, Class FL	0.95	2/15/2027	0	0	11,152	11,175	0	0
				164,162		11,175		0
Total Agency Mortgage-Backed Collateralized Mortgage Obligations ($1,315,865, $11,127, $0, $0 and $1,326,992, respectively)				1,381,527		11,175		0
Agency Mortgage-Backed Pass Through Securities 4.5%
Fixed-rate 4.5%
FHLMC	4.50	5/1/2018	15,642	16,625	0	0	0	0
FHLMC	5.00	10/1/2018	332,923	357,778	0	0	0	0
FLHMC	5.00	10/1/2039	18,450,000	19,371,418	0	0	0	0
FHLMC	5.50	4/1/2039	24,719,931	26,357,139	0	0	0	0
FHLMC	6.00	2/1/2023	929,789	1,008,971	0	0	0	0
FHLMC	6.50	4/1/2021	156,736	169,263	0	0	0	0
FNMA	4.00	12/1/2024	31,599,999	32,524,957	0	0	0	0
FNMA	4.50	10/1/2024	22,779,514	23,943,060	0	0	0	0
FNMA	5.00	3/1/2034	26,745,787	28,503,112	0	0	0	0
FNMA	6.00	11/1/2033	1,430,336	1,550,192	0	0	0	0
FNMA	6.50	7/1/2017	0	0	293,630	320,403	0	0
FNMA	6.50	8/1/2032	930,213	1,014,785	0	0	0	0
FNMA	7.50	2/1/2012	286,722	299,393	0	0	0	0
GNMA	7.00	11/15/2029	147,901	165,191	0	0	0	0
GNMA	7.75	8/15/2021	434,322	491,544	0	0	0	0
GNMA	8.05	10/15/2020	0	0	348,142	392,390	0	0
GNMA	11.50	6/15/2013	7,199	8,061	0	0	0	0
				135,781,489		712,793		0
Floating-rate 0.0%
FNMA	2.66	6/1/2017	0	0	4,321	4,377	0	0
Total Agency Mortgage-Backed Pass Through Securities ($133,081,119, $664,870, $0, $0 and $133,745,989, respectively)				135,781,489		717,170		0
Asset-Backed Securities 0.0%
Salomon Brothers Mtge. Securities V, Ser. 1985-1, Class Z  (cost $0, $0, $0, $0 and $0, respectively)	10.25	4/1/2016	1,231	1,094	0	0	0	0
Commercial Mortgage-Backed Securities 1.9%
Fixed-rate 1.6%
Banc of America Comml. Mtge. Securities, Inc., Ser. 2004-06, Class A5	4.81	12/10/2042	0	0	3,020,000	3,018,084	0	0
Banc of America Comml. Mtge. Securities, Inc., Ser. 2007-02, Class A2	5.63	4/10/2049	0	0	804,000	798,693	0	0
Commercial Mtge. Pass-Through Cert., Ser. 2004-LB2A, Class A4	4.72	3/10/2039	12,000,000	11,992,986	0	0	0	0
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2005-C1, Class A4	5.01	2/15/2038	7,910,000	7,982,841	0	0	0	0
GE Capital Comml. Mtge. Corp., Ser. 2005-C1, Class A2	4.35	6/10/2048	15,099,792	15,082,549	0	0	0	0
GE Capital Comml. Mtge. Corp., Ser. 2005-C1, Class A5	4.77	6/10/2048	12,085,000	11,924,812	0	0	0	0
GE Capital Comml. Mtge. Corp., Ser. 2005-C3, Class A2	4.85	7/10/2045	440,000	441,977	0	0	0	0
JPMorgan Chase & Co. Comml. Mtge. Securities Corp., Ser. 2005-LDP4, Class A2	4.79	10/15/2042	174,964	177,103	0	0	0	0
				47,602,268		3,816,777		0
Floating-rate 0.3%
Credit Suisse Mtge. Capital Cert., Ser. 2007-C3, Class A4	5.91	6/15/2039	12,000,000	9,532,604	0	0	0	0
Total Commercial Mortgage-Backed Securities (cost $57,833,347, $3,720,392, $0, $0 and $61,553,739)				57,134,872		3,816,777		0
Corporate Bonds 4.9%
Consumer Discretionary 0.6%
Automobiles 0.0%
DaimlerChrysler AG	7.30	1/15/2012	0	0	745,000	819,834	0	0
Media 0.3%
Comcast Corp.	6.75	1/30/2011	0	0	750,000	795,548	0	0
Time Warner, Inc.	6.88	5/1/2012	0	0	1,000,000	1,109,470	0	0
Time Warner, Inc.	7.63	4/15/2031	5,000,000	5,813,905	0	0	0	0
				5,813,905		1,905,018		0
Multiline Retail 0.1%
Kohl's Corp.	6.88	12/15/2037	3,500,000	4,069,384	0	0	0	0

Specialty Retail 0.2%
Home Depot, Inc.	5.40	3/1/2016	0	0	1,000,000	1,067,497	0	0
Home Depot, Inc.	5.88	12/16/2036	5,000,000	4,933,210	0	0	0	0
Lowe's Companies, Inc.	5.40	10/15/2016	0	0	1,000,000	1,109,009	0	0
				4,933,210		2,176,506		0
				14,816,499		4,901,358		0
Consumer Staples 0.3%
Beverages 0.0%
PepsiCo, Inc.	5.00	6/1/2018	0	0	1,000,000	1,083,386	0	0
Food Products 0.0%
Kraft Foods, Inc.	6.13	8/23/2018	0	0	1,000,000	1,078,285	0	0
Tobacco 0.3%
Altria Group, Inc.	9.95	11/10/2038	4,000,000	5,194,884	0	0	0	0
				5,194,884		2,161,671		0
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Hess Corp.	8.13	2/15/2020	0	0	310,000	382,127	0	0
Marathon Oil Corp.	6.00	10/1/2017	0	0	595,000	648,055	0	0
XTO Energy, Inc.	5.50	6/15/2018	0	0	595,000	631,355	0	0
				0		1,661,537		0
Financials 2.2%
Capital Markets 0.9%
Bank of New York Mellon Corp.	7.30	12/1/2009	0	0	1,190,000	1,190,000	0	0
Eaton Vance Corp.	6.50	10/2/2017	0	0	500,000	539,340	0	0
Goldman Sachs Group, Inc.	5.30	2/14/2012	3,000,000	3,200,283	750,000	800,071	0	0
Goldman Sachs Group, Inc.	6.75	10/1/2037	5,000,000	5,162,550	0	0	0	0
Merrill Lynch & Co., Inc.	6.05	8/15/2012	3,000,000	3,230,766	750,000	807,691	0	0
Merrill Lynch & Co., Inc.	7.75	5/14/2038	3,500,000	3,875,858	0	0	0	0
Morgan Stanley	5.63	1/9/2012	3,500,000	3,737,793	400,000	427,176	0	0
Morgan Stanley	5.95	12/28/2017	5,000,000	5,264,170	700,000	736,984	0	0
				24,471,420		4,501,262		0
Commercial Banks 0.5%
Firstar Bank	7.13	12/1/2009	0	0	95,000	95,000	0	0
National City Corp.	6.20	12/15/2011	0	0	1,300,000	1,393,845	0	0
National City Corp.	5.80	6/7/2017	8,000,000	8,313,008	0	0	0	0
PNC Financial Services Group, Inc. 144A	8.70	12/31/2049	5,000,000	4,987,500	0	0	0	0
SunTrust Banks, Inc.	5.25	11/5/2012	0	0	750,000	789,805	0	0
				13,300,508		2,278,650		0
Consumer Finance 0.4%
American Water Capital Corp.	6.09	10/15/2017	3,000,000	3,220,026	500,000	536,671	0	0
GlaxoSmithKline Capital, Inc.	4.85	5/15/2013	0	0	1,000,000	1,092,547	0	0
HSBC Finance Corp.	4.63	9/15/2010	5,000,000	5,127,690	750,000	769,154	0	0
				8,347,716		2,398,372		0
Diversified Financial Services 0.0%
Citigroup, Inc.	5.50	8/27/2012	0	0	500,000	529,199	0	0
Insurance 0.2%
MetLife, Inc.	5.00	6/15/2015	0	0	1,000,000	1,075,266	0	0
Prudential Financial, Inc.	6.10	6/15/2017	5,000,000	5,201,240	0	0	0	0
				5,201,240		1,075,266		0
Real Estate Investment Trusts (REITs) 0.2%
BRE Properties, Inc.	5.50	3/15/2017	0	0	500,000	473,868	0	0
ERP Operating, LP	5.75	6/15/2017	5,000,000	5,131,545	750,000	769,732	0	0
				5,131,545		1,243,600		0
				56,452,429		12,026,349		0
Health Care 0.7%
Biotechnology 0.2%
Amgen, Inc.	5.85	6/1/2017	0	0	1,000,000	1,116,323	0	0
Amgen, Inc.	6.38	6/1/2037	5,000,000	5,690,225	0	0	0	0
				5,690,225		1,116,323		0
Health Care Providers & Services 0.4%
UnitedHealth Group, Inc.	5.38	3/15/2016	5,000,000	5,260,600	0	0	0	0
WellPoint, Inc.	5.88	6/15/2017	5,000,000	5,358,065	700,000	750,129	0	0
				10,618,665		750,129		0
Pharmaceuticals 0.1%
Pfizer, Inc.	4.45	3/15/2012	4,000,000	4,264,596	0	0	0	0
				20,573,486		1,866,452		0
Industrials 0.2%
Road & Rail 0.2%
Burlington Northern Santa Fe Corp.	5.90	7/1/2012	5,000,000	5,505,525	750,000	825,829	0	0
Union Pacific Corp.	6.13	1/15/2012	0	0	595,000	647,775	0	0
				5,505,525		1,473,604		0
Information Technology 0.0%
Computers & Peripherals 0.0%
Hewlett Packard Co.	6.13	3/1/2014	0	0	745,000	850,337	0	0

Materials 0.2%
Chemicals 0.2%
Dow Chemical Co.	7.60	5/15/2014	3,800,000	4,318,506	565,000	642,094	0	0
Telecommunication Services 0.4%
Diversified Telecommunication Services 0.2%
New Jersey Bell Telephone Co.	7.85	11/15/2029	5,000,000	5,542,115	0	0	0	0
Verizon Communications, Inc.	5.88	1/17/2012	0	0	750,000	807,439	0	0
				5,542,115		807,439		0
Wireless Telecommunication Services 0.2%
AT&T Wireless	8.13	5/1/2012	5,000,000	5,739,215	750,000	860,882	0	0
				11,281,330		1,668,321		0
Utilities 0.2%
Electric Utilities 0.2
Carolina Power & Light Co.	6.50	7/15/2012	5,000,000	5,573,675	750,000	836,051	0	0
Total Corporate Bonds (cost $113,782,180, $25,948,813, $0, $0 and $139,730,993, respectively)				123,716,334		28,087,774		0
Other 0.2%
Financials 0.2%
Diversified Financial Services 0.2%
JPMorgan Chase & Co., FRN (cost $7,034,808, $750,000, $0, $0 and $7,784,808, respectively)	7.90	12/31/2049	7,000,000	6,866,678	750,000	735,716	0	0
U.S. Treasury Obligations 4.9%
U.S. Treasury Notes	3.50	2/15/2039	19,855,000	17,506,531	0	0	0	0
U.S. Treasury Notes	2.25	5/31/2014	81,315,000	82,979,437	19,305,000	19,700,154	0	0
U.S. Treasury Notes	3.13	5/15/2020	39,980,000	39,795,732	6,990,000	6,957,783	0	0
Total U.S. Treasury Obligations (cost $135,985,136, $25,918,427, $0, $0 and $161,903,563, respectively)				140,281,700		26,657,937		0
Whole Loan Mortgage-Backed Pass Through Securities 0.0%
Floating-rate 0.0%
Perpetual Savings Bank, Ser. 1990-1, Class 1 (cost $0, $203,493, $0, $0 and $203,493, respectively)	5.27	4/1/2020	0	0	203,748	177,332	0	0
Yankee Obligations - Corporate 0.6%
Health Care 0.1%
Health Care Equipment & Supplies 0.0%
Covidien, Ltd.	5.45	10/15/2012	0	0	775,000	857,156	0	0
Pharmaceuticals 0.1%
AstraZeneca plc	5.40	9/15/2012	0	0	1,010,000	1,121,994	0	0
				0		1,979,150		0
Materials 0.3%
Metals & Mining 0.3%
Alcan, Inc.	6.13	12/15/2033	3,500,000	3,634,810	0	0	0	0
ArcelorMittal SA	5.38	6/1/2013	5,000,000	5,261,945	750,000	789,292	0	0
Rio Tinto plc	5.88	7/15/2013	0	0	1,010,000	1,109,475	0	0
				8,896,755		1,898,767		0
Telecommunication Services 0.2%
Wireless Telecommunication Services 0.2%
Vodafone Group plc	5.63	2/27/2017	4,500,000	4,911,957	0	0	0	0
Vodafone Group plc	7.75	2/15/2010	0	0	750,000	760,711	0	0
				4,911,957		760,711		0
Total Yankee Obligations - Corporate (cost $12,938,716, $4,288,750, $0, $0 and $17,227,466, respectively)				13,808,712		4,638,628		0

			Shares	Value	Shares	Value	Shares	Value
Investments in Affiliated Master Portfolios 76.0%
Wells Fargo Advantage Inflation-Protected Bond Portfolio			0	0	0	0	NA	4,738,025
Wells Fargo Advantage Managed Fixed Income Portfolio			0	0	0	0	NA	32,959,573
Wells Fargo Advantage Total Return Bond Portfolio+			0	0	0	0	NA	9,417,538
Total Investments in Affiliated Master Portfolios (cost $0, $0, $47,120,191, $2,199,894,940 and $2,247,015,131, respectively)			0	0	0	0		47,115,136
Short-Term Investments 2.2%
Mutual Fund Shares 2.2%
Evergreen Institutional Money Market Fund, Class I q ø (cost $63,522,393, $2,854,534, $0, $0 and $66,376,927, respectively)	0.05		63,522,393	63,522,393	2,854,534	2,854,534	0	0
Total Investments (cost $622,493,573, $73,490,509, $47,120,191, $2,199,894,940 and $2,942,999,213, respectively) 98.8%				642,206,711		76,576,377		47,115,136
Other Assets and Liabilities, Net 1.2%				1,590,954		209,680		132,934
Net Assets 100.0%				$643,797,665		$76,786,057		$47,248,070

			Wells Fargo Advantage Total Return Bond Fund #		Proforma Adjustments			Wells Fargo Advantage Total Return Bond Fund Pro Forma
	Interest Rate	Maturity Date	Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
Agency Commercial Mortgage-Backed Securities 3.6%
Fixed-rate 2.3%
FHLMC	6.00%	11/1/2039	$0	$0	$(5,575,000)	$(5,987,789)	A	$0	0
FHLMC	6.90	12/1/2010	0	0	(1,215,000)	(1,255,581)	A	0	0
FHLMC	6.98	10/1/2020	0	0	(2,903,458)	(3,056,761)	A	0	0
FHLMC	7.30	12/1/2012	0	0	(1,100,438)	(1,191,323)	A	0	0
FNMA	5.37	4/1/2017	0	0	(2,460,000)	(2,456,507)	A	0	0
FNMA	5.40	5/1/2017	0	0	(3,390,850)	(3,752,131)	A	0	0
FNMA	5.50	11/1/2024	0	0	(10,525,000)	(11,261,750)	A	0	0
FNMA	5.82	11/1/2011	0	0	(1,277,917)	(1,359,026)	A	0	0
FNMA	5.94	11/1/2011	0	0	(41,098)	(43,260)	A	0	0
FNMA	6.06	9/1/2016	0	0	(1,420,159)	(1,619,581)	A	0	0
FNMA	6.23	4/1/2011	0	0	(1,859,712)	(1,945,132)	A	0	0
FNMA	6.28	8/1/2011	0	0	(12,230,000)	(12,976,006)	A	0	0
FNMA	6.29	2/1/2011	0	0	(792,903)	(820,542)	A	0	0
FNMA	6.32	8/1/2012	0	0	(5,424,051)	(5,913,270)	A	0	0
FNMA	6.37	8/1/2011	0	0	(3,940,775)	(4,189,001)	A	0	0
FNMA	6.50	7/1/2011	0	0	(1,384,607)	(1,468,867)	A	0	0
FNMA	6.53	2/1/2016	0	0	(5,316,509)	(6,010,747)	A	0	0
FNMA	6.93	11/1/2012	0	0	(2,434,576)	(2,687,464)	A	0	0
FNMA	7.66	5/1/2015	0	0	(941,016)	(1,043,000)	A	0	0
				0		(69,037,738)	A		0
Floating-rate 1.3%
FNMA	5.62	12/1/2011	0	0	(13,407,531)	(14,325,882)	A	0	0
FNMA	6.11	7/1/2012	0	0	(23,171,353)	(25,227,626)	A	0	0
				0		(39,553,508)	A		0
Total Agency Commercial Mortgage-Backed Securities (cost $97,000,009, $9,130,103, $0, $0 and $106,130,112, respectively)				0		(108,591,246)	A		0
Agency Mortgage-Backed Collateralized Mortgage Obligations 0.0%
Fixed-rate 0.0%
FHLMC, Ser. 0243, Class 6, IO	6.00	12/15/2032	0	0	(1,268)	(193)	A	0	0
FHLMC, Ser. 1897, Class K	7.00	9/15/2026	0	0	(4,651)	(5,218)	A	0	0
FHLMC, Ser. 2006-44, Class OA	5.50	12/25/2026	0	0	(147,576)	(152,258)	A	0	0
FHLMC, Ser. 2423, Class MC	7.00	3/15/2032	0	0	(67,158)	(74,218)	A	0	0
FHLMC, Ser. 2840, Class OD	5.00	7/15/2029	0	0	(325,000)	(344,624)	A	0	0
FNMA, Ser. 1998-61, Class PL	6.00	11/25/2028	0	0	(61,769)	(67,549)	A	0	0
FNMA, Ser. 1999, Class LH	6.50	11/25/2029	0	0	(89,755)	(96,552)	A	0	0
FNMA, Ser. 2002-56, Class KW	6.00	4/25/2023	0	0	(120,823)	(122,739)	A	0	0
FNMA, Ser. 2004-45, Class VB	4.50	10/25/2028	0	0	(100,000)	(104,204)	A	0	0
FNMA, Ser. 2005-31, Class PB	5.50	4/25/2035	0	0	(75,000)	(80,128)	A	0	0
FNMA, Ser. 2006-57, Class PA	5.50	8/25/2027	0	0	(164,555)	(169,682)	A	0	0
				0		(1,217,365)	A		0
Floating-rate 0.0%
FHLMC, Ser. 1590, Class IA	1.36	10/15/2023	0	0	(162,847)	(164,162)	A	0	0
FHLMC, Ser. 1935, Class FL	0.95	2/15/2027	0	0	(11,152)	(11,175)	A	0	0
				0		(175,337)	A		0
Total Agency Mortgage-Backed Collateralized Mortgage Obligations ($1,315,865, $11,127, $0, $0 and $1,326,992, respectively)				0		(1,392,702)	A		0

Agency Mortgage-Backed Pass Through Securities 4.5%
Fixed-rate 4.5%
FHLMC	4.50	5/1/2018	0	0	(15,642)	(16,625)	A	0	0
FHLMC	5.00	10/1/2018	0	0	(332,923)	(357,778)	A	0	0
FLHMC	5.00	10/1/2039	0	0	(18,450,000)	(19,371,418)	A	0	0
FHLMC	5.50	4/1/2039	0	0	(24,719,931)	(26,357,139)	A	0	0
FHLMC	6.00	2/1/2023	0	0	(929,789)	(1,008,971)	A	0	0
FHLMC	6.50	4/1/2021	0	0	(156,736)	(169,263)	A	0	0
FNMA	4.00	12/1/2024	0	0	(31,599,999)	(32,524,957)	A	0	0
FNMA	4.50	10/1/2024	0	0	(22,779,514)	(23,943,060)	A	0	0
FNMA	5.00	3/1/2034	0	0	(26,745,787)	(28,503,112)	A	0	0
FNMA	6.00	11/1/2033	0	0	(1,430,336)	(1,550,192)	A	0	0
FNMA	6.50	7/1/2017	0	0	(293,630)	(320,403)	A	0	0
FNMA	6.50	8/1/2032	0	0	(930,213)	(1,014,785)	A	0	0
FNMA	7.50	2/1/2012	0	0	(286,722)	(299,393)	A	0	0
GNMA	7.00	11/15/2029	0	0	(147,901)	(165,191)	A	0	0
GNMA	7.75	8/15/2021	0	0	(434,322)	(491,544)	A	0	0
GNMA	8.05	10/15/2020	0	0	(348,142)	(392,390)	A	0	0
GNMA	11.50	6/15/2013	0	0	(7,199)	(8,061)	A	0	0
				0		(136,494,282)	A		0
Floating-rate 0.0%
FNMA	2.66	6/1/2017	0	0	(4,321)	(4,377)	A	0	0
Total Agency Mortgage-Backed Pass Through Securities ($133,081,119, $664,870, $0, $0 and $133,745,989, respectively)				0		(136,498,659)	A		0
Asset-Backed Securities 0.0%
Salomon Brothers Mtge. Securities V, Ser. 1985-1, Class Z  (cost $0, $0, $0, $0 and $0, respectively)	10.25	4/1/2016	0	0	(1,231)	(1,094)	A	0	0
Commercial Mortgage-Backed Securities 1.9%
Fixed-rate 1.6%
Banc of America Comml. Mtge. Securities, Inc., Ser. 2004-06, Class A5	4.81	12/10/2042	0	0	(3,020,000)	(3,018,084)	A	0	0
Banc of America Comml. Mtge. Securities, Inc., Ser. 2007-02, Class A2	5.63	4/10/2049	0	0	(804,000)	(798,693)	A	0	0
Commercial Mtge. Pass-Through Cert., Ser. 2004-LB2A, Class A4	4.72	3/10/2039	0	0	(12,000,000)	(11,992,986)	A	0	0
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2005-C1, Class A4	5.01	2/15/2038	0	0	(7,910,000)	(7,982,841)	A	0	0
GE Capital Comml. Mtge. Corp., Ser. 2005-C1, Class A2	4.35	6/10/2048	0	0	(15,099,792)	(15,082,549)	A	0	0
GE Capital Comml. Mtge. Corp., Ser. 2005-C1, Class A5	4.77	6/10/2048	0	0	(12,085,000)	(11,924,812)	A	0	0
GE Capital Comml. Mtge. Corp., Ser. 2005-C3, Class A2	4.85	7/10/2045	0	0	(440,000)	(441,977)	A	0	0
JPMorgan Chase & Co. Comml. Mtge. Securities Corp., Ser. 2005-LDP4, Class A2	4.79	10/15/2042	0	0	(174,964)	(177,103)	A	0	0
				0		(51,419,045)	A		0
Floating-rate 0.3%
Credit Suisse Mtge. Capital Cert., Ser. 2007-C3, Class A4	5.91	6/15/2039	0	0	(12,000,000)	(9,532,604)	A	0	0
Total Commercial Mortgage-Backed Securities (cost $57,833,347, $3,720,392, $0, $0 and $61,553,739)				0		(60,951,649)	A		0
Corporate Bonds 4.9%
Consumer Discretionary 0.6%
Automobiles 0.0%
DaimlerChrysler AG	7.30	1/15/2012	0	0	(745,000)	(819,834)	A	0	0
Media 0.3%
Comcast Corp.	6.75	1/30/2011	0	0	(750,000)	(795,548)	A	0	0
Time Warner, Inc.	6.88	5/1/2012	0	0	(1,000,000)	(1,109,470)	A	0	0
Time Warner, Inc.	7.63	4/15/2031	0	0	(5,000,000)	(5,813,905)	A	0	0
				0		(7,718,923)	A		0
Multiline Retail 0.1%
Kohl's Corp.	6.88	12/15/2037	0	0	(3,500,000)	(4,069,384)	A	0	0
Specialty Retail 0.2%
Home Depot, Inc.	5.40	3/1/2016	0	0	(1,000,000)	(1,067,497)	A	0	0
Home Depot, Inc.	5.88	12/16/2036	0	0	(5,000,000)	(4,933,210)	A	0	0
Lowe's Companies, Inc.	5.40	10/15/2016	0	0	(1,000,000)	(1,109,009)	A	0	0
				0		(7,109,716)	A		0
				0		(19,717,857)	A		0
Consumer Staples 0.3%
Beverages 0.0%
PepsiCo, Inc.	5.00	6/1/2018	0	0	(1,000,000)	(1,083,386)	A	0	0
Food Products 0.0%
Kraft Foods, Inc.	6.13	8/23/2018	0	0	(1,000,000)	(1,078,285)	A	0	0
Tobacco 0.3%
Altria Group, Inc.	9.95	11/10/2038	0	0	(4,000,000)	(5,194,884)	A	0	0
				0		(7,356,555)			0
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Hess Corp.	8.13	2/15/2020	0	0	(310,000)	(382,127)	A	0	0
Marathon Oil Corp.	6.00	10/1/2017	0	0	(595,000)	(648,055)	A	0	0
XTO Energy, Inc.	5.50	6/15/2018	0	0	(595,000)	(631,355)	A	0	0
				0		(1,661,537)	A		0
Financials 2.2%							A
Capital Markets 0.9%
Bank of New York Mellon Corp.	7.30	12/1/2009	0	0	(1,190,000)	(1,190,000)	A	0	0
Eaton Vance Corp.	6.50	10/2/2017	0	0	(500,000)	(539,340)	A	0	0
Goldman Sachs Group, Inc.	5.30	2/14/2012	0	0	(3,750,000)	(4,000,354)	A	0	0
Goldman Sachs Group, Inc.	6.75	10/1/2037	0	0	(5,000,000)	(5,162,550)	A	0	0
Merrill Lynch & Co., Inc.	6.05	8/15/2012	0	0	(3,750,000)	(4,038,457)	A	0	0
Merrill Lynch & Co., Inc.	7.75	5/14/2038	0	0	(3,500,000)	(3,875,858)	A	0	0
Morgan Stanley	5.63	1/9/2012	0	0	(3,900,000)	(4,164,969)	A	0	0
Morgan Stanley	5.95	12/28/2017	0	0	(5,700,000)	(6,001,154)	A	0	0
				0		(28,972,682)	A		0
Commercial Banks 0.5%
Firstar Bank	7.13	12/1/2009	0	0	(95,000)	(95,000)	A	0	0
National City Corp.	6.20	12/15/2011	0	0	(1,300,000)	(1,393,845)	A	0	0
National City Corp.	5.80	6/7/2017	0	0	(8,000,000)	(8,313,008)	A	0	0
PNC Financial Services Group, Inc. 144A	8.70	12/31/2049	0	0	(5,000,000)	(4,987,500)	A	0	0
SunTrust Banks, Inc.	5.25	11/5/2012	0	0	(750,000)	(789,805)	A	0	0
				0		(15,579,158)	A		0
Consumer Finance 0.4%
American Water Capital Corp.	6.09	10/15/2017	0	0	(3,500,000)	(3,756,697)	A	0	0
GlaxoSmithKline Capital, Inc.	4.85	5/15/2013	0	0	(1,000,000)	(1,092,547)	A	0	0
HSBC Finance Corp.	4.63	9/15/2010	0	0	(5,750,000)	(5,896,844)	A	0	0
				0		(10,746,088)	A		0
Diversified Financial Services 0.0%
Citigroup, Inc.	5.50	8/27/2012	0	0	(500,000)	(529,199)	A	0	0
Insurance 0.2%
MetLife, Inc.	5.00	6/15/2015	0	0	(1,000,000)	(1,075,266)	A	0	0
Prudential Financial, Inc.	6.10	6/15/2017	0	0	(5,000,000)	(5,201,240)	A	0	0
				0		(6,276,506)	A		0
Real Estate Investment Trusts (REITs) 0.2%
BRE Properties, Inc.	5.50	3/15/2017	0	0	(500,000)	(473,868)	A	0	0
ERP Operating, LP	5.75	6/15/2017	0	0	(5,750,000)	(5,901,277)	A	0	0
				0		(6,375,145)	A		0
				0		(68,478,778)	A		0
Health Care 0.7%
Biotechnology 0.2%
Amgen, Inc.	5.85	6/1/2017	0	0	(1,000,000)	(1,116,323)	A	0	0
Amgen, Inc.	6.38	6/1/2037	0	0	(5,000,000)	(5,690,225)	A	0	0
				0		(6,806,548)	A		0
Health Care Providers & Services 0.4%
UnitedHealth Group, Inc.	5.38	3/15/2016	0	0	(5,000,000)	(5,260,600)	A	0	0
WellPoint, Inc.	5.88	6/15/2017	0	0	(5,700,000)	(6,108,194)	A	0	0
				0		(11,368,794)	A		0
Pharmaceuticals 0.1%
Pfizer, Inc.	4.45	3/15/2012	0	0	(4,000,000)	(4,264,596)	A	0	0
				0		(22,439,938)	A		0
Industrials 0.2%
Road & Rail 0.2%
Burlington Northern Santa Fe Corp.	5.90	7/1/2012	0	0	(5,750,000)	(6,331,354)	A	0	0
Union Pacific Corp.	6.13	1/15/2012	0	0	(595,000)	(647,775)	A	0	0
				0		(6,979,129)	A		0
Information Technology 0.0%
Computers & Peripherals 0.0%
Hewlett Packard Co.	6.13	3/1/2014	0	0	(745,000)	(850,337)	A	0	0
Materials 0.2%
Chemicals 0.2%
Dow Chemical Co.	7.60	5/15/2014	0	0	(4,365,000)	(4,960,600)	A	0	0
Telecommunication Services 0.4%
Diversified Telecommunication Services 0.2%
New Jersey Bell Telephone Co.	7.85	11/15/2029	0	0	(5,000,000)	(5,542,115)	A	0	0
Verizon Communications, Inc.	5.88	1/17/2012	0	0	(750,000)	(807,439)	A	0	0
				0		(6,349,554)	A		0
Wireless Telecommunication Services 0.2%
AT&T Wireless	8.13	5/1/2012	0	0	(5,750,000)	(6,600,097)	A	0	0
				0		(12,949,651)	A		0
Utilities 0.2%
Electric Utilities 0.2
Carolina Power & Light Co.	6.50	7/15/2012	0	0	(5,750,000)	(6,409,726)	A	0	0
Total Corporate Bonds (cost $113,782,180, $25,948,813, $0, $0 and $139,730,993, respectively)				0		(151,804,108)	A		0
Other 0.2%
Financials 0.2%
Diversified Financial Services 0.2%
JPMorgan Chase & Co., FRN (cost $7,034,808, $750,000, $0, $0 and $7,784,808, respectively)	7.90	12/31/2049	0	0	(7,750,000)	(7,602,394)	A	0	0
U.S. Treasury Obligations 4.9%
U.S. Treasury Notes	3.50	2/15/2039	0	0	(19,855,000)	(17,506,531)	A	0	0
U.S. Treasury Notes	2.25	5/31/2014	0	0	(100,620,000)	(102,679,591)	A	0	0
U.S. Treasury Notes	3.13	5/15/2020	0	0	(46,970,000)	(46,753,515)	A	0	0
Total U.S. Treasury Obligations (cost $135,985,136, $25,918,427, $0, $0 and $161,903,563, respectively)				0		(166,939,637)	A		0
Whole Loan Mortgage-Backed Pass Through Securities 0.0%
Floating-rate 0.0%
Perpetual Savings Bank, Ser. 1990-1, Class 1 (cost $0, $203,493, $0, $0 and $203,493, respectively)	5.27	4/1/2020	0	0	(203,748)	(177,332)	A	0	0
Yankee Obligations - Corporate 0.6%
Health Care 0.1%
Health Care Equipment & Supplies 0.0%
Covidien, Ltd.	5.45	10/15/2012	0	0	(775,000)	(857,156)	A	0	0
Pharmaceuticals 0.1%
AstraZeneca plc	5.40	9/15/2012	0	0	(1,010,000)	(1,121,994)	A	0	0
				0		(1,979,150)	A		0
Materials 0.3%
Metals & Mining 0.3%
Alcan, Inc.	6.13	12/15/2033	0	0	(3,500,000)	(3,634,810)	A	0	0
ArcelorMittal SA	5.38	6/1/2013	0	0	(5,750,000)	(6,051,237)	A	0	0
Rio Tinto plc	5.88	7/15/2013	0	0	(1,010,000)	(1,109,475)	A	0	0
				0		(10,795,522)	A		0
Telecommunication Services 0.2%
Wireless Telecommunication Services 0.2%
Vodafone Group plc	5.63	2/27/2017	0	0	(4,500,000)	(4,911,957)	A	0	0
Vodafone Group plc	7.75	2/15/2010	0	0	(750,000)	(760,711)	A	0	0
				0		(5,672,668)	A		0
Total Yankee Obligations - Corporate (cost $12,938,716, $4,288,750, $0, $0 and $17,227,466, respectively)				0		(18,447,340)	A		0

			Shares	Value				Shares	Value
Investments in Affiliated Master Portfolios 76.0%
Wells Fargo Advantage Inflation-Protected Bond Portfolio			NA	0	NA	(4,738,025)	B	NA	0
Wells Fargo Advantage Managed Fixed Income Portfolio			NA	0	NA	(32,959,573)	B	NA	0
Wells Fargo Advantage Total Return Bond Portfolio+			NA	2,283,419,796		756,480,686	B,C	NA	3,049,318,020
Total Investments in Affiliated Master Portfolios (cost $0, $0, $47,120,191, $2,199,894,940 and $2,247,015,131, respectively)				2,283,419,796		718,783,088	A		3,049,318,020
Short-Term Investments 2.2%
Mutual Fund Shares 2.2%
Evergreen Institutional Money Market Fund, Class I q ø (cost $63,522,393, $2,854,534, $0, $0 and $66,376,927, respectively)	0.05		0	0	(66,376,927)	(66,376,927)	A	0	0
Total Investments (cost $622,493,573, $73,490,509, $47,120,191, $2,199,894,940 and $2,942,999,213, respectively) 98.8%				2,283,419,796					3,049,318,020
Other Assets and Liabilities, Net 1.2%				16,017,471					17,951,039
Net Assets 100.0%				$2,299,437,267					3,067,269,059

A - Reflects an adjustment to effect the merger of target fund securities which will be contributed to the Wells Fargo Advantage Total Return Bond Portfolio upon consummation of the merger.

B - Reflects the rebalancing of Wells Fargo Advantage Diversified Bond Fund holdings prior to the merger to only invest in Wells Fargo Advantage Total Return Bond Portfolio.

C - Reflects the contribution of Evergreen Core Bond Fund and Evergreen Short-Intermediate Bond Fund assets into the combined surviving fund and the rebalanced assets of Wells Fargo Advantage Diversified Bond Fund into the combined surviving fund.

#	This fund is a Gateway Fund which seeks its investment objective by investing all or substantially all investable assets in one or more separate diversified portfolios.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Evergreen Fund and the money market fund.
+

The individual holdings of Wells Fargo Advantage Total Return Bond Portfolio is included in Appendix A. As of November 30, 2009, Wells Fargo Advantage Diversified Bond Fund owned less than 0.5% of Wells Fargo Advantage Total Return Bond Portfolio and Wells Fargo Advantage Total Return Bond Fund owned 88% of Wells Fargo Advantage Total Return Bond Portfolio.

Summary of Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rating Note
GNMA	Government National Mortgage Association
IO	Interest Only

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. These inputs are summarized into three broad levels as follows:

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of November 30, 2009, the inputs used in valuing each Fund’s investments in securities, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Evergreen Core Bond Fund
Asset-backed securities	$0	$0	$1,094
Mortgage-backed securities	0	294,009,800	0
Corporate debt securities	0	144,391,724	0
Debt securities issued by U.S. Treasury and U.S. government agencies	140,281,700	0	0
Short-term investments	63,522,393	0	0
	$203,804,093	$438,401,524	$1,094
Evergreen Short-Intermediate Bond Fund
Mortgage-backed securities	$0	$13,601,788	$0
Corporate debt securities	0	33,462,118	0
Debt securities issued by U.S. Treasury and U.S. government agencies	26,657,937	0	0
Short-term investments	2,854,534	0	0
	$29,512,471	$47,063,906	$0
Wells Fargo Advantage Diversified Bond Fund
Equity securities
Investments in affiliated Master Portfolios	$0	$47,115,136	$0
Wells Fargo Advantage Total Return Bond Fund
Equity securities
Investments in affiliated Master Portfolio	$0	$2,283,419,796	$0

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Evergreen Core Bond Fund:

Asset-backed securities
Balance as of December 1, 2008	$0
Realized gains or losses	0
Change in unrealized gains or losses	0
Net purchases (sales)	0
Transfers in and/or out of Level 3	1,094
Balance as of November 30, 2009	$1,094
Change in unrealized gains or losses included in earnings relating to securities still held at November 30, 2009	$0

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Total Return Bond Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Statement of Assets and Liabilities – November 30, 2009 (unaudited)

	Evergreen Core Bond Fund	Evergreen Short- Intermediate Bond Fund	Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Advantage Total Return Bond Fund	Proforma Adjustments		Wells Fargo Advantage Total Return Bond Fund Pro Forma
Assets
Investments
In securities, at market value	$578,684,318	$73,721,843	$0	$0	$(652,406,161)	A	$0
Investments in affiliated Master Portfolios	0	0	47,115,136	2,283,419,796	720,754,936	AH	3,051,289,868
Investments in affiliates	63,522,393	2,854,534	0	0	(66,376,927)	A	0
Total investments at market value (see cost below)	642,206,711	76,576,377	47,115,136	2,283,419,796			3,051,289,868
Cash	0	0	25,000				25,000
Receivable for Fund shares issued	518	40,245	114,479	19,404,090			19,559,332
Receivable for dividends and interest	3,874,862	636,647	0	0	(4,511,509)	H	0
Receivable for investments sold	131,136,245	0	0	0	(131,136,245)	H	0
Prepaid expenses and other assets	82,455	41,678	0	27,092			151,225
Total assets	777,300,791	77,294,947	47,254,615	2,302,850,978			3,071,025,425
Liabilities
Dividends payable	1,610,837	197,415	0	786,711			2,594,963
Payable for investments purchased	131,415,025	172,579	300	2,088,002	(133,675,906)	H	0
Payable for Fund shares redeemed	144,377	29,598	0	0			173,975
Payable to investment advisor and affiliates	2,666	883	0	250,397			253,946
Accrued expenses and other liabilities	330,221	108,415	6,245	288,601			733,482
Total liabilities	133,503,126	508,890	6,545	3,413,711			3,756,366
Total net assets	$643,797,665	$76,786,057	$47,248,070	$2,299,437,267			$3,067,269,059
NET ASSETS CONSIST OF
Paid-in capital	$1,386,187,606	$185,869,817	$47,770,027	2,191,462,540			$3,811,289,990
Undistributed (overdistributed) net investment income	1,304,130	(110,518)	41,143	2,710,486			3,945,241
Accumulated net realized gain (loss) on investments	(761,923,815)	(112,059,110)	(558,045)	21,739,385			(852,801,585)
Net unrealized appreciation (depreciation) of investments	18,229,744	3,085,868	(5,055)	83,524,856			104,835,413
Total net assets	$643,797,665	$76,786,057	$47,248,070	$2,299,437,267			$3,067,269,059
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$153,195,398	$19,255,063		$588,713,025	17,147,337	B	$778,310,823
Shares outstanding – Class A	19,209,463	3,838,093		44,521,327	(8,709,290)	C	58,859,593
Net asset value per share – Class A	$7.97	$5.02		$13.22			$13.22
Maximum offering price per share – Class A (based on a sales charge of 4.75%, 2.25%, 4.50% and 4.50%, respectively)	$8.37	$5.14		$13.84			$13.84
Net assets – Class B	$27,761,053	$2,584,795		$8,981,629			$39,327,477
Shares outstanding – Class B	3,481,013	515,235		678,635	(1,703,364)	C	2,971,519
Net asset value per share – Class B	$7.97	$5.02		$13.23			$13.23
Net assets – Class C	$79,272,607	$11,001,594		$27,130,877			$117,405,078
Shares outstanding – Class C	9,940,149	2,192,972		2,061,311	(5,274,407)	C	8,920,025
Net asset value per share – Class C	$7.97	$5.02		$13.16			$13.16
Net assets – Class I	$350,850,123	$38,056,821			(388,906,944)	D
Shares outstanding – Class I	43,993,814	7,585,584			(51,579,398)	C
Net asset value per share – Class I	$7.97	$5.02
Net assets – Class IS	$11,259,553	$5,887,784			(17,147,337)	E
Shares outstanding – Class IS	1,411,857	1,173,591			(2,585,448)	C
Net asset value per share – Class IS	$7.97	$5.02
Net assets – Class R	$21,458,931						$21,458,931
Shares outstanding – Class R	2,690,777				(1,039,454)	C	1,651,323
Net asset value per share – Class R	$7.97						$12.99
Net assets – Administrator Class			$47,248,070	$1,016,750,962	38,056,821	F	$1,102,055,853
Shares outstanding – Administrator Class			1,953,279	78,206,041	4,608,185	C	84,767,505
Net asset value per share – Administrator Class			$24.19	$13.00			$13.00
Net assets – Institutional Class				$625,474,185	350,850,123	G	$976,324,308
Shares outstanding – Institutional Class				48,132,235	26,999,105	C	75,131,340
Net asset value per share – Institutional Class				$12.99			$12.99
Net assets – Investor Class				$32,386,589			$32,386,589
Shares outstanding – Investor Class				2,492,238			2,492,238
Net asset value per share – Investor Class				$12.99			$12.99
Investments, at cost	$622,493,573	$73,490,509	$47,120,191	$2,199,894,940			$2,942,999,213
[1]	Each Fund has an unlimited number of authorized shares.

A - Reflects an adjustment to reclassify investments of target funds into investments in affliated Master Portfolio of the combined surviving fund.

B - Reflects the merger of Class A of target funds and Class IS of Evergreen Core Bond Fund into Class A of the surviving fund.

C - Reflects the impact of converting shares of target funds into shares of the surviving fund.

D - Reflects the merger of Class I of Evergreen Core Bond Fund and Evergreen Short-Intermediate Bond Fund into Institutional Class and Administrator Class, repectively, of the surviving fund.

E - Reflects the merger of Class IS of the target funds into Class A of the surviving fund.

F - Reflects the merger of Class I of Evergreen Short-Intermediate Bond Fund into the surviving fund.

G - Reflects the merger of Class I of Evergreen Core Bond Fund into the surviving fund.

H - Reflects adjustments to reclassing receivables and payables of the target funds into the investments of the Master Portfolio to represent the Pro Forma fund on a combined basis.

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Total Return Bond Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Statement of Operations – For the Twelve Months Ended November 30, 2009 (Unaudited)

	Evergreen Core Bond Fund	Evergreen Short- Intermediate Bond Fund	Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Advantage Total Return Bond Fund	Proforma Adjustments		Wells Fargo Advantage Total Return Bond Fund Pro Forma
Investment income
Dividends	$1,018,309	$255,139	$0	$0	$(1,273,448)	A	$0
Interest	44,042,142	7,530,041	0	0	(51,572,183)	A	0
Income from affiliated securities	1,201,640	219,496	0	0	(1,421,136)	A	0
Dividends allocated from affiliated Master Portfolios	0	0	26,634	794,544	2,694,584	A	3,515,762
Interest allocated from affiliated Master Portfolios	0	0	1,884,552	85,533,534	51,572,183	A	138,990,269
Expenses allocated from affiliated Master Portfolios	0	0	(179,387)	(6,692,224)	(3,007,978)	B	(9,879,589)
Waivers allocated from affiliated Master Portfolios	0	0	25,647	697,561	364,043	B	1,087,251
Total investment income	46,262,091	8,004,676	1,757,446	80,333,415	(2,643,935)		133,713,694
Expenses
Advisory fees	2,463,490	585,282	104,999	0	(3,153,771)	C	0
Administration fees
Fund level	769,841	139,353	20,999	851,203	(454,671)	C	1,326,725
Class A	0	0	0	458,418	267,017	D	725,435
Class B	0	0	0	17,962	74,035	D	91,997
Class C	0	0	0	23,882	131,671	D	155,553
Administrator Class	0	0	41,999	840,924	103,250	D	986,173
Institutional Class	0	0	0	452,785	362,473	D	815,258
Investor Class	0	0	0	40,429	(7,031)	E	33,398
Class R	0	0	0	0	36,017	D	36,017
Shareholder servicing fees
Class A	406,002	46,146	0	636,109	45,236	D	1,133,493
Class B	112,579	6,220	0	24,746			143,545
Class C	186,674	23,214	0	32,666			242,554
Class IS	29,980	14,679	0	0	(44,659)	F	0
Administrator Class	0	0	104,999	2,099,253	261,180	D	2,465,432
Investor Class	0	0	0	43,731			43,731
Class R	56,280	0	0	0			56,280
Accounting fees	206,565	45,627	20,534	122,677	(295,899)	C	99,504
Distribution fees
Class B	337,738	18,661	0	74,842			431,241
Class C	560,020	69,640	0	99,506			729,166
Class R	56,279	0	0	0			56,279
Professional fees	104,961	44,233	27,740	23,852	(163,609)	G	37,177
Printing and postage expenses	114,245	29,851	1,978	186,294	(83,092)	G	249,276
Registration fees	68,503	43,854	2,143	40,823	(91,694)	G	63,629
Trustees‘ fees	12,765	(984)	11,619	12,600	(16,361)	G	19,639
Transfer agent fees	1,886,746	195,120	0	0	(2,081,866)	H	0
Other fees and expenses	55,243	5,733	1,036	32,674	(43,759)	G	50,927
Total expenses	7,427,911	1,266,629	338,046	6,115,376	(5,155,533)		9,992,429
Less
Expense reductions	(1,038)	(918)	0	0			(1,956)
Waived fees and/or reimbursed expenses	(1,679,622)	(9,230)	(197,789)	(1,210,911)	1,973,816	I	(1,123,736)
Net expenses	5,747,251	1,256,481	140,257	4,904,465	(3,181,718)		8,866,736
Net investment income	40,514,840	6,748,195	1,617,189	75,428,950	537,783		124,846,958
Realized and unrealized gain (loss) on investments
Net realized gain (loss) from
Unaffiliated securities, foreign currencies and foreign currency translation	(275,825,744)	(18,806,041)	0	0	294,631,785	J	-
Affiliated securities, foreign currencies and foreign currency translation	(1,737,250)	(270,739)	0	0	2,007,989	J	-
Credit default swap transactions	(43,042,857)	(2,755,647)	0	0	45,798,504	J	-
Total return swap transactions	7,731,337	(3,955,104)	0	0	(3,776,233)	J	-
In-kind redemption	0	(13,276,820)	0	0			(13,276,820)
Securities transactions allocated from affiliated Master Portfolios	0	0	(52,483)	44,061,113	(296,639,774)	J	(252,631,144)
Futures transactions allocated from affiliated Master Portfolios	0	0	26,427	0			26,427
Credit default swap transactions allocated from affiliated Master Portfolios	0	0	0	0	(45,798,504)	J	(45,798,504)
Total return swap transactions allocated from affiliated Master Portfolios	0	0	0	0	3,776,233	J	3,776,233
Net realized gain (loss) from investments	(312,874,514)	(39,064,351)	(26,056)	44,061,113	-		(307,903,808)
Net change in unrealized appreciation (depreciation) of
Unaffiliated securities	387,202,674	52,565,739	0	0	(439,768,413)	K	-
Affiliated securities	1,880,710	376,142	0	0	(2,256,852)	K	-
Credit default swap transactions	41,719,869	7,786,941	0	0	(49,506,810)	K	-
Securities transactions allocated from affiliated Master Portfolios	0	0	3,910,814	144,736,562	442,025,265	K	590,672,641
Credit default swap transactions allocated from affiliated Master Portfolios	0	0	0	-	49,506,810	K	49,506,810
Net change in unrealized appreciation (depreciation) of investments	430,803,253	60,728,822	3,910,814	144,736,562	-		640,179,451
Net realized and unrealized gain on investments	117,928,739	21,664,471	3,884,758	188,797,675	-		332,275,643
Net increase in net assets resulting from operations	$158,443,579	$28,412,666	$5,501,947	$264,226,625	537,783		$457,122,601

A	Reflects an adjustment to reclassify dividend, interest and income from affiliated securities of target funds into dividends and income allocated from affiliated Master Portfolios
B	Reflects an adjustment for fees allocated from affiliated Master Portfolios necessary for the combined surviving fund.
C	Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined surviving fund.
D	Reflects an increase based on the surviving fund's fee schedule and the class level average net assets in the combined surviving fund.
E	Reflects a decrease based on the surviving fund's fee schedule and the class level average net assets in the combined surviving fund.
F	Reflects the elimination of class level fees which does not exist in the combined surviving fund.
G	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
H	Reflects a decrease as this fee is included in the administration fee of the combined surviving fund.
I	Reflects an adjustment for fee waivers and expense reimbursements necessary for the combined surviving fund.
J	Reflects adjustments to reclassify realized gains and losses from target funds into realized gains and losses allocated from affiliated Master Portfolio held by the combined surviving fund.
K	Reflects adjustments to reclassify unrealized gains and losses from target funds into unrealized gains and losses allocated from affiliated Master Portfolio held by the combined surviving fund.
See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Total Return Bond Fund

Notes to Pro Forma Combining Financial Statements (Unaudited)

November 30, 2009

1.	BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Statement of Assets and Liabilities, including the unaudited Combining Pro Forma Portfolio of Investments and the related unaudited Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Wells Fargo Advantage Total Return Bond Fund (“Wells Fargo Total Return Fund”), Evergreen Core Bond Fund (“Evergreen Core Bond Fund”), Evergreen Short-Intermediate Bond Fund (“Evergreen Short-Intermediate Fund”) and Wells Fargo Advantage Diversified Bond Fund (“Wells Fargo Diversified Bond Fund”) (each, a “Fund”) at November 30, 2009 and for the twelve months then ended.

The Pro Forma Statements assumes the effectiveness of the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of each of Evergreen Core Bond Fund, Evergreen Short-Intermediate Fund and Wells Fargo Diversified Bond Fund. Each Reorganization provides for the acquisition of all the assets and all the liabilities of each of Evergreen Core Bond Fund, Evergreen Short-Intermediate Fund and Wells Fargo Diversified Bond Fund by Wells Fargo Total Return Fund, in a tax-free exchange for shares of Wells Fargo Total Return Fund at net asset value. As a result of the Reorganizations, existing Class A, Class B, Class C, Class I, Class IS and Class R shareholders of Evergreen Core Bond Fund would become shareholders of Class A, Class B, Class C, Institutional Class, Class A and Class R, respectively of Wells Fargo Total Return Fund. Existing Class A, Class B, Class C, Class I and Class IS shareholders of Evergreen Short-Intermediate Fund would become shareholders of Class A, Class B, Class C, Administrator Class and Class A, respectively of Wells Fargo Total Return Fund. Existing Administrator Class shareholders of Wells Fargo Diversified Bond Fund would become shareholders of Administrator Class of Wells Fargo Total Return Fund.

Each Reorganization will be accounted for as a tax-free merger of investment companies. The Statement of Assets and Liabilities and the related Portfolio of Investments of Wells Fargo Total Return Fund and each of Evergreen Core Bond Fund, Evergreen Short-Intermediate Fund and Wells Fargo Diversified Bond Fund have been combined in the unaudited Pro Forma Combining Statement of Assets and Liabilities and unaudited Combining Pro Forma Portfolio of Investments as though the combination had been effective on November 30, 2009. The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented based on contractual obligations of the combined surviving fund. See Note 9 – Pro Forma Operating Expenses.

Following the Reorganizations, Wells Fargo Total Return Fund will be the accounting and performance survivor. Wells Fargo Total Return Fund will be the accounting and performance survivor for each Fund that approves the Reorganization; however, the Reorganization of each of Evergreen Core Bond Fund, Evergreen Short-Intermediate Fund and Wells Fargo Diversified Bond Fund will proceed individually once each receives shareholder approval and is not dependent on the other Fund’s shareholder approval.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of each Fund to evaluate the financial effect of the proposed Reorganization. The expenses of Evergreen Core Bond Fund, Evergreen Short-Intermediate Fund and Wells Fargo Diversified Bond Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by the Wells Fargo Funds Management, LLC (“Funds Management”) and/or Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Wells Fargo Total Return Fund. As of November 30, 2009, securities held by Evergreen Core Bond Fund, Evergreen Short-Intermediate Fund and Wells Fargo Diversified Bond Fund would comply with the compliance guidelines and investment restrictions of Wells Fargo Total Return Fund.

The accompanying unaudited Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included or incorporated by reference in the Statement of Additional Information.

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses in the preparation of these unaudited Pro Forma Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates and assumptions.

2.	ORGANIZATION (for Wells Fargo Diversified Bond Fund and Wells Fargo Total Return Fund)

Wells Fargo Diversified Bond Fund and Wells Fargo Total Return Fund are gateway funds that seeks to achieve their investment objective by investing all or substantially all investable assets in one or more separate diversified portfolios (each, a “Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. The Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio’s income, expense and realized and unrealized gains and losses.

The investment objective of the Master Portfolios which Wells Fargo Diversified Bond Fund and Wells Fargo Total Return Fund invest in are follows:

Wells Fargo Advantage Inflation-Protected Bond Portfolio	The Portfolio seeks total return, consisting of income and capital appreciation, while providing protection against inflation.
Wells Fargo Advantage Managed Fixed Income Portfolio	The Portfolio seeks consistent fixed-income returns.
Wells Fargo Advantage Total Return Bond Portfolio	The Portfolio seeks total return, consisting of income and capital appreciation.

Prior to the Reorganization, Wells Fargo Diversified Bond Fund will rebalance its holdings in the Master Portfolios to only invest in Wells Fargo Advantage Total Return Bond Portfolio. Upon completion of the Reorganization, securities held in Evergreen Core Bond Fund and Evergreen Short-Intermediate Fund will be contributed to Wells Fargo Advantage Total Return Bond Portfolio, the only investment of Wells Fargo Total Return Fund. These investment changes are reflected in the Combining Pro Forma Portfolio of Investments.

As of November 30, 2009, Wells Fargo Diversified Bond Fund and Wells Fargo Total Return Fund owed the following percentages of the Master Portfolio(s):

	Wells Fargo Diversified Bond Fund	Wells Fargo Total Return Fund
Wells Fargo Advantage Inflation-Protected Bond Portfolio	3%	N/A
Wells Fargo Advantage Managed Fixed Income Portfolio	7%	N/A
Wells Fargo Advantage Total Return Bond Portfolio	0%*	88%
*	Percentage is less than 0.5.
3.	VALUATION OF SECURITIES

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Board of Trustees. The service uses fair values as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and representative of the securities’ fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less and other short-term debt securities held as collateral for securities loaned generally are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion or discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments in the Master Portfolios are valued daily based upon the Wells Fargo Diversified Bond Fund and Wells Fargo Total Return Fund’s proportionate share of each Master Portfolio’s net assets, which are also valued daily.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

4.	MORTGAGE DOLLAR ROLL TRANSACTIONS

The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for dollar roll transactions as purchases and sales.

5.	CREDIT DEFAULT SWAPS

The Funds may be subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

6.	TOTAL RETURN SWAPS

The Funds are subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap contracts for hedging or speculative purposes. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Certain total return swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

7.	FEDERAL TAXES

Each of the Funds has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code and distributed taxable income, including any net capital gains (which have already been offset by available capital loss carryovers), sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required.

If the Reorganization is consummated, the combined Wells Fargo Total Return Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, Evergreen Core Bond Fund, Evergreen Short-Intermediate Fund, Wells Fargo Diversified Bond Fund and Wells Fargo Total Return Bond Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of September 30, 2009, Evergreen Core Bond Fund, Evergreen Short-Intermediate Fund and Wells Fargo Diversified Bond Fund had $746,111,293, $110,067,396 and 146,582, respectively, in capital loss carryforwards.

The identified cost of investments for the Funds will not change substantially for both financial accounting and federal income tax purposes as a result of the Reorganization.

8.	CAPITAL SHARES

The Pro Forma net asset values per share assume the issuance of shares of Wells Fargo Total Return Fund that would have been issued at November 30, 2009 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value per share of shares of each fund to be acquired as of November 30, 2009, divided by the net asset value per share of the shares of Wells Fargo Total Return Fund as of November 30, 2009. The pro forma number of shares outstanding by class for the combined fund consists of the following at November 30, 2009:

Class of Shares	Shares of Wells Fargo Total Return Fund Pre-Reorganization	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares After Reorganization
Class A	44,521,327	14,338,266	58,859,593
Class B	678,635	2,292,884	2,971,519
Class C	2,061,311	6,858,714	8,920,025
Class R (a)	0	1,651,323	1,651,323
Administrator Class	78,206,041	6,561,464	84,767,505
Institutional Class	48,132,235	26,999,105	75,131,340
Investor Class	2,492,238	0	2,492,238
(a)	Wells Fargo Total Return Fund does not offer Class R shares before the Reorganization.
9.	Pro Forma Operating Expenses

The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented. In the unaudited Pro Forma Combining Statement of Operations for the twelve month period ending November 30, 2009, certain expenses have been adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by applying the expense rates of the combined entity to the aggregate average net assets of Wells Fargo Total Return Fund and each of Evergreen Core Bond Fund, Evergreen Short-Intermediate Fund and Wells Fargo Diversified Bond Fund for the twelve months ended November 30, 2009. The adjustments reflect those amounts needed to adjust the combined expenses to these rates. Non-asset based expenses were calculated by applying a ratio to the combined expense item for the twelve months ended November 30, 2009 based on the ratio of that expense item to the total expenses of Wells Fargo Total Return Fund.

From time to time, advisory fees and/or other expenses may be waived and/or reimbursed either voluntarily or contractually in order to limit operating expenses. These waivers and/or reimbursements, if any, are reflected for each Fund. The combined pro forma expenses reflect any adjustments necessary to limit operating expenses for the Pro Forma combined fund.

10.	REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC‘s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Ultra Short Opportunities Fund (the "Ultra Short Fund") concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund's registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

Funds Management does not expect that any of these legal actions, inquiries or investigations currently pending or threatened would or will have a material adverse impact on the financial position or operations of any of the Wells Fargo Advantage funds to which these pro forma financial statements relate.

Appendix A

112	Wells Fargo Advantage Master Portfolios	Portfolio of Investments—November 30, 2009 (Unaudited)

TOTAL RETURN BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Agency Securities: 35.02%
Federal Home Loan Mortgage Corporation: 9.32%
$12,905	FHLMC #1B7562±	5.98%	11/01/2037	$13,716
1,919,783	FHLMC #1G0784±	5.69	03/01/2036	2,035,036
1,988,558	FHLMC #1G1472±	5.72	02/01/2037	2,112,950
10,022,722	FHLMC #1G1522±	6.00	01/01/2037	10,697,258
670,584	FHLMC #1G1614±	5.91	03/01/2037	715,136
3,743,186	FHLMC #1G1708±	6.13	04/01/2037	4,007,408
1,605,068	FHLMC #1G1873±	5.70	03/01/2036	1,702,744
1,679,587	FHLMC #1G1961±	5.98	05/01/2037	1,792,197
1,743,626	FHLMC #1G1968±	5.95	06/01/2037	1,859,047
17,043	FHLMC #1G2254±	6.37	10/01/2037	18,171
1,478,326	FHLMC #1J1920±	5.65	10/01/2038	1,565,101
31,910	FHLMC #1Q0292±	5.92	07/01/2037	34,010
5,259,250	FHLMC #1Q0794±	5.81	11/01/2038	5,602,382
12,041,324	FHLMC #1Q0809±	5.96	03/01/2038	12,827,614
7,991,264	FHLMC #1Q0869±	5.62	07/01/2038	8,483,403
805,202	FHLMC #847703±	5.97	01/01/2037	856,942
7,393,717	FHLMC #848156±	5.86	09/01/2038	7,911,277
1,107,860	FHLMC #A78331	6.00	03/01/2034	1,200,794
2,923,483	FHLMC #A79090	6.50	07/01/2034	3,190,594
1,392,109	FHLMC #B15688	5.50	07/01/2019	1,503,492
1,233,406	FHLMC #E01279	5.50	01/01/2018	1,332,955
3,510,273	FHLMC #E01497	5.50	11/01/2018	3,797,225
2,085,763	FHLMC #E01539	5.50	12/01/2018	2,256,265
1,139,603	FHLMC #E01655	5.50	06/01/2019	1,230,955
4,554,121	FHLMC #G01737	5.00	12/01/2034	4,790,810
38,612,794	FHLMC #G01931	5.50	10/01/2035	41,241,783
5,364,230	FHLMC #G02199	5.00	06/01/2036	5,636,318
40,933,034	FHLMC #G04216	5.50	12/01/2037	43,719,998
9,169,859	FHLMC #G04794	5.50	01/01/2036	9,794,198
889,912	FHLMC #G11295	5.50	09/01/2017	962,227
1,446,920	FHLMC #G11594	5.50	08/01/2019	1,562,915
41,191	FHLMC #G11653	5.50	12/01/2019	44,493
18,012,860	FHLMC #G11713	5.50	06/01/2020	19,456,891
1,436,467	FHLMC #G11767	5.50	08/01/2020	1,551,623
2,384,092	FHLMC #G11944	5.50	07/01/2020	2,574,844
2,714,454	FHLMC #G12827	5.50	02/01/2021	2,935,032
2,079,950	FHLMC #G12888	5.50	07/01/2018	2,248,968
985,758	FHLMC #G13169	5.50	06/01/2020	1,066,015
2,341,214	FHLMC #G13330	6.00	10/01/2019	2,539,144
10,779,998	FHLMC #G13367	5.50	12/01/2018	11,655,986
1,379,045	FHLMC #G18003	5.50	07/01/2019	1,489,383
1,041,701	FHLMC #J02372	5.50	05/01/2020	1,125,211
973,586	FHLMC #J02373	5.50	05/01/2020	1,051,635
1,384,222	FHLMC #J02376	6.00	05/01/2020	1,497,353
7,846,264	FHLMC #P10040	5.50	04/01/2018	8,346,536
				242,038,035
Federal National Mortgage Association: 25.39%
6,303,000	FNMA	4.00	01/25/2019	6,391,297
9,098,000	FNMA	4.29	07/25/2019	9,537,143
10,064,000	FNMA	5.00	03/25/2034	10,712,097
102,900,000	FNMA%%	4.50	12/01/2099	105,617,177

Portfolio of Investments—November 30, 2009 (Unaudited)	Wells Fargo Advantage Master Portfolios	113

TOTAL RETURN BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Federal National Mortgage Association (continued)
$3,200,000	FNMA%%	5.00%	12/01/2099	$3,356,000
22,400,000	FNMA%%	6.00	12/01/2099	23,954,000
5,500,000	FNMA%%	6.50	12/01/2099	5,925,392
1,828,978	FNMA #190129	6.00	11/01/2023	1,970,140
2,566,007	FNMA #190338	5.50	07/01/2033	2,741,117
99,201	FNMA #190375	5.50	11/01/2036	105,722
969,918	FNMA #254868	5.00	09/01/2033	1,020,782
6,299,839	FNMA #310017	7.00	06/01/2035	6,975,841
885,748	FNMA #357302	5.50	11/01/2017	958,970
2,008,456	FNMA #462361±	6.33	07/01/2037	2,138,505
3,702,352	FNMA #462404±	6.28	09/01/2037	3,942,895
1,409,002	FNMA #685185	5.50	02/01/2018	1,524,599
931,793	FNMA #725068	5.50	01/01/2019	1,008,821
7,484,001	FNMA #725423	5.50	05/01/2034	7,994,726
5,291,301	FNMA #725424	5.50	04/01/2034	5,652,391
8,654,822	FNMA #725598	5.50	07/01/2034	9,241,389
31,375	FNMA #725690	6.00	08/01/2034	33,875
4,412,775	FNMA #725773	5.50	09/01/2034	4,711,844
3,875,131	FNMA #725866	4.50	09/01/2034	4,005,083
10,787,162	FNMA #735036	5.50	12/01/2034	11,518,245
4,746,966	FNMA #735073	6.00	10/01/2019	5,146,799
2,257,397	FNMA #735421	7.00	01/01/2035	2,516,926
13,947,369	FNMA #735503	6.00	04/01/2035	15,080,321
859,933	FNMA #735504	6.00	04/01/2035	931,399
2,100,044	FNMA #735667	5.00	07/01/2035	2,210,174
21,334,313	FNMA #735676	5.00	07/01/2035	22,453,114
4,437,650	FNMA #745238	6.00	12/01/2020	4,818,364
284,179	FNMA #745418	5.50	04/01/2036	303,261
344,725	FNMA #745500	5.50	12/01/2018	373,222
2,025,156	FNMA #745751	5.50	09/01/2035	2,163,357
7,665,737	FNMA #878099	6.00	04/01/2036	8,242,913
2,418,569	FNMA #888560	6.00	11/01/2035	2,615,030
2,356,361	FNMA #888635	5.50	09/01/2036	2,517,164
1,421,490	FNMA #888911±	6.11	11/01/2037	1,519,827
3,405,976	FNMA #888941±	6.02	10/01/2037	3,634,359
8,197,964	FNMA #889069	5.50	01/01/2021	8,875,662
3,724,049	FNMA #889183	5.50	09/01/2021	4,031,904
5,764,181	FNMA #889213	5.50	10/01/2020	6,237,084
12,077,199	FNMA #889318	5.50	07/01/2020	13,075,581
5,685,507	FNMA #889568	5.50	03/01/2020	6,155,509
1,046,488	FNMA #889688	5.50	12/01/2019	1,132,998
12,781,990	FNMA #890141	5.50	12/01/2020	13,838,635
1,350,120	FNMA #893916±	6.27	10/01/2036	1,440,268
1,204,247	FNMA #905629±	6.11	12/01/2036	1,288,003
1,398,173	FNMA #906403±	6.01	01/01/2037	1,491,679
1,797,599	FNMA #906404±	5.92	01/01/2037	1,917,150
1,291,476	FNMA #909569±	5.88	02/01/2037	1,376,420
1,370,063	FNMA #910293±	5.93	03/01/2037	1,459,915
1,477,818	FNMA #914819±	5.98	04/01/2037	1,575,186
1,133,031	FNMA #917820±	5.67	05/01/2037	1,203,181
3,027,621	FNMA #917828±	5.75	05/01/2037	3,218,877
1,219,370	FNMA #917893±	5.59	05/01/2037	1,292,857
7,087,576	FNMA #931675	5.50	01/01/2018	7,673,482
9,074,631	FNMA #931676	5.50	01/01/2019	9,819,129
2,458,869	FNMA #942510	6.00	08/01/2037	2,640,546

114	Wells Fargo Advantage Master Portfolios	Portfolio of Investments—November 30, 2009 (Unaudited)

TOTAL RETURN BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Federal National Mortgage Association (continued)
$73,148	FNMA #945657±	6.22%	09/01/2037	$77,837
2,716,248	FNMA #946228±	6.12	09/01/2037	2,900,547
8,130,426	FNMA #949739	6.00	10/01/2037	8,731,157
2,790,574	FNMA #973123±	5.60	02/01/2038	2,966,981
32,976,938	FNMA #983499	5.50	07/01/2035	35,227,356
41,403,137	FNMA #995023	5.50	08/01/2037	44,183,293
5,274,265	FNMA #995092	6.50	12/01/2037	5,680,342
32,734,949	FNMA #995182	5.50	06/01/2020	35,420,578
24,412,393	FNMA #995203	5.00	07/01/2035	25,692,613
23,807,387	FNMA #995226	6.00	11/01/2038	25,566,436
34,174,469	FNMA #995233	5.50	10/01/2021	36,914,123
459,028	FNMA #995284	5.50	03/01/2020	496,975
7,688,360	FNMA #995485	6.00	04/01/2035	8,327,305
4,315,879	FNMA #995486	6.00	03/01/2036	4,674,552
3,490,328	FNMA #995508	6.00	12/01/2035	3,773,849
2,070,596	FNMA #995511	5.50	12/01/2018	2,241,766
5,141,734	FNMA #995664	4.50	11/01/2033	5,310,949
5,895,886	FNMA #995763	4.50	11/01/2035	6,093,605
205,990	FNMA #AD0086±	5.68	02/01/2039	218,934
5,150,493	FNMA #AD0211	5.50	05/01/2019	5,576,268
3,929,620	FNMA #AD0212	5.50	04/01/2021	4,252,013
				659,635,826
Government National Mortgage Association: 0.31%
7,570,674	GNMA #782044	6.50	12/15/2032	8,212,149
				909,886,010
Total Agency Securities (Cost $883,982,624)
Asset Backed Securities: 7.11%
3,792,000	Bank of America Auto Master Trust††	2.67	12/15/2016	3,840,739
2,451,000	Bank of America Auto Trust Series 2009-2A Class A4††	3.03	10/15/2016	2,508,596
6,537,000	Bank of America Credit Card Trust±	0.28	11/15/2019	5,875,891
32,091,000	Bank of America Credit Card Trust Series 2006-11 Class A±	0.27	04/15/2016	30,448,772
11,905,000	Bank of America Credit Card Trust Series 2006-A12 Class A12±	0.26	03/15/2014	11,665,870
17,276,000	Bank of America Credit Card Trust Series 2006-A9 Class A9±	0.25	02/15/2013	17,152,506
10,141,000	Capital One Multi-Asset Execution Trust Series 2008-A3 Class A3	5.05	02/15/2016	10,799,412
1,169,000	Chase Issuance Trust Series 2005-A6 Class A6±	0.31	07/15/2014	1,150,469
876,444	Citigroup Mortgage Loan Trust Incorporated Series 2007-AHL1 Class A2A±	0.28	12/25/2036	739,107
797,436	Daimler Chrysler Auto Trust Series 2008-B Class A2B±	1.17	07/08/2011	798,441
3,083,000	Discover Card Execution Note Trust±	1.54	12/15/2014	3,090,800
5,252,000	Discover Card Master Trust I Series 2005-4 Class A2±	0.33	06/16/2015	5,099,947
412,000	Discover Card Master Trust Series 2006-2 Class A3±	0.32	01/19/2016	396,395
4,351,000	Discover Card Master Trust Series 2006-3 Class A1±	0.27	03/15/2014	4,280,710
3,607,000	Dominos Pizza Master Issuer LLC Series 2007-1 Class A2††	5.26	04/25/2037	3,094,737
3,640,000	Harley Davidson Motorcycle Trust Series 2008-1 Class A3A	4.25	02/15/2013	3,725,951
4,143,000	Harley Davidson Motorcycle Trust Series 2009-1 Class A4	4.55	01/15/2017	4,367,827
1,611,000	Harley Davidson Motorcycle Trust Series 2009-2 Class A4	3.32	02/15/2017	1,654,898
1,905,000	Harley-Davidson Motorcycle Trust	1.00	07/15/2014	1,904,634
2,084,000	Harley-Davidson Motorcycle Trust	2.54	04/15/2017	2,105,023
1,629,000	Hyundai Auto Receivables Trust Series 2009-A Class A4	3.15	03/15/2016	1,677,429
7,946,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2002-CIB4 Class A3	6.16	05/12/2034	8,393,887
9,361,000	MBNA Credit Card Master Trust Series 1997-B Class A±	0.40	08/15/2014	9,115,946
419,995	Morgan Stanley ABS Capital I Series 2007-HE2 Class A2A±	0.28	01/25/2037	394,976
379,750	Morgan Stanley Home Equity Loans Series 2007-1 Class A1±	0.29	12/25/2036	367,985
726,958	Morgan Stanley Mortgage Loan Trust Series 2007-6XS Class 2A1S±	0.35	02/25/2047	551,778

Portfolio of Investments—November 30, 2009 (Unaudited)	Wells Fargo Advantage Master Portfolios	115

TOTAL RETURN BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Asset Backed Securities (continued)
$2,170,000	Nissan Auto Receivables Owner Trust Series 2009-A Class A4	4.74%	08/17/2015	$2,336,967
3,527,000	Nordstrom Credit Card Master Trust Series 2007-2 Class A††±	0.30	05/15/2015	3,312,896
1,097,941	SLM Student Loan Trust Series 2002-5 Class A4L±	0.45	09/17/2018	1,088,815
958,144	SLM Student Loan Trust Series 2003-3 Class A4±	0.52	12/15/2017	951,688
672,863	SLM Student Loan Trust Series 2003-6 Class A4±	0.50	12/17/2018	669,061
14,147,000	SLM Student Loan Trust Series 2008-1 Class A4A±	1.90	12/15/2032	14,820,085
3,207,000	SLM Student Loan Trust Series 2008-4 Class A4±	1.93	07/25/2022	3,340,771
2,861,000	SLM Student Loan Trust Series 2008-5 Class A4±	1.98	07/25/2023	3,011,776
5,956,000	SLM Student Loan Trust Series 2008-6 Class A4±	1.38	07/25/2023	6,076,430
1,340,000	Swift Master Auto Receivables Trust Series 2007-1 Class A±	0.34	06/15/2012	1,322,915
9,290,000	Target Credit Card Master Trust Series 2005-1 Class A±	0.30	10/27/2014	9,127,950
641,457	Triad Auto Receivables Owner Trust Series 2006-B Class A3	5.41	08/12/2011	644,139
305,652	Triad Auto Receivables Owner Trust Series 2006-C Class A3	5.26	11/14/2011	306,940
2,248,000	World Omni Auto Receivables Trust Series 2009-A Class A4	5.12	05/15/2014	2,424,460
Total Asset Backed Securities (Cost $182,989,639)				184,637,619
Collateralized Mortgage Obligations: 22.94%
3,739,000	American Tower Trust Series 2007-1A Class AFX††	5.42	04/15/2037	3,776,390
3,083,000	Asset Securitization Corporation Series 1996-D3 Class A2±	7.77	10/13/2026	3,277,386
1,172,000	Bank of America Commercial Mortgage Incorporated Series 2002-PB2 Class B	6.31	06/11/2035	1,201,718
393,000	Bank of America Commercial Mortgage Incorporated Series 2004-2 Class A5	4.58	11/10/2038	392,675
3,636,000	Bank of America Commercial Mortgage Incorporated Series 2007-2 Class A2±	5.63	04/10/2049	3,607,749
2,828,000	Bank of America Commercial Mortgage Incorporation Series 2006-6 Class A2	5.31	10/10/2045	2,861,740
1,040,000	Bear Stearns Commercial Mortgage Securities Incorporated Series 2001-TOP4 Class A3	5.61	11/15/2033	1,082,289
2,657,000	Bear Stearns Commercial Mortgage Securities Incorporated Series 2002-PBW1 Class A2±	4.72	11/11/2035	2,738,355
3,912,000	Bear Stearns Commercial Mortgage Securities Incorporated Series 2002-T0P8 Class A2	4.83	08/15/2038	4,025,279
1,004,945	Bear Stearns Commercial Mortgage Securities Incorporated Series 2003-T12 Class A3±	4.24	08/13/2039	1,010,191
1,459,000	Bear Stearns Commercial Mortgage Securities Incorporated Series 2004 Class A3±	5.47	06/11/2041	1,515,268
2,271,488	Bear Stearns Commercial Mortgage Securities Incorporated Series 2004-Pwr4 Class A2±	5.29	06/11/2041	2,340,056
649,000	Bear Stearns Commercial Mortgage Securities Incorporated Series 2004-PWR6 Class A6	4.83	11/11/2041	649,631
3,428,000	Bear Stearns Commercial Mortgage Securities Incorporated Series 2004-T16 Class A6±	4.75	02/13/2046	3,381,809
24,737,000	Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PW10 Class A4±	5.41	12/11/2040	24,845,588
1,979,000	Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR9 Class AAB	4.80	09/11/2042	2,030,977
8,885,000	Bear Stearns Commercial Mortgage Securities, Class A2	6.46	10/15/2036	9,395,809
8,291,000	Commercial Mortgage Asset Trust Series 1999-C1 Class A4±	6.98	01/17/2032	8,890,275
7,494,000	Commercial Mortgage Pass-through Certificate Series 2001-J2A Class A2††	6.10	07/16/2034	7,798,502
4,946,000	Commercial Mortgage Pass-through Certificate Series 2004-LB2A Class A4	4.72	03/10/2039	4,936,277
2,664,000	Commercial Mortgage Pass-through Certificate Series 2004-LB3A Class A5±	5.48	07/10/2037	2,695,102
4,815,184	Credit Suisse First Boston Mortgage Securities Corporation Series 2001-CF2 Class A4	6.51	02/15/2034	4,958,005
1,056,247	Credit Suisse First Boston Mortgage Securities Corporation Series 2001-CK1 Class A3	6.38	12/18/2035	1,082,614
3,996,663	Credit Suisse First Boston Mortgage Securities Corporation Series 2001-CKN5 Class A4	5.44	09/15/2034	4,137,093
907,000	Credit Suisse First Boston Mortgage Securities Corporation Series 2002-CKN2 Class A3	6.13	04/15/2037	957,571
1,473,000	Credit Suisse First Boston Mortgage Securities Corporation Series 2002-CP5 Class A2	4.94	12/15/2035	1,515,275
1,249,000	Credit Suisse First Boston Mortgage Securities Corporation Series 2003-CK2 Class A4	4.80	03/15/2036	1,280,204
1,831,000	Credit Suisse First Boston Mortgage Securities Corporation Series 2003-CPN1 Class A2	4.60	03/15/2035	1,860,312
523,000	Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C1 Class A3	4.81	02/15/2038	525,724
1,869,000	CS First Boston Mortgage Securities Corporation Series 2005-C5 Class A4±	5.10	08/15/2038	1,837,427
1,913,942	DLJ Commercial Mortgage Corporation Series 2000-CKP1 Class A1B	7.18	11/10/2033	1,958,374

116	Wells Fargo Advantage Master Portfolios	Portfolio of Investments—November 30, 2009 (Unaudited)

TOTAL RETURN BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations (continued)
$3,752,000	FHLMC Multifamily Structured Pass Through Certificates Series K003 Class AAB	4.77%	05/25/2018	$3,967,515
328,000	FHLMC Series 2542 Class ES	5.00	12/15/2017	351,020
3,954,000	FHLMC Series 2558 Class BD	5.00	01/15/2018	4,260,276
7,216,000	FHLMC Series 2590 Class BY	5.00	03/15/2018	7,775,921
2,815,000	FHLMC Series 2590 Class NU	5.00	06/15/2017	2,952,962
2,421,000	FHLMC Series 2676 Class CY	4.00	09/15/2018	2,524,557
1,934,000	FHLMC Series 2690 Class TV	4.50	11/15/2025	2,017,998
347,000	FHLMC Series 2694 Class QG	4.50	01/15/2029	365,237
626,156	FHLMC Series 2727 Class PW	3.57	06/15/2029	639,511
1,773,000	FHLMC Series 2765 Class CT	4.00	03/15/2019	1,828,863
2,558,000	FHLMC Series 2790 Class TN	4.00	05/15/2024	2,611,541
2,932,000	FHLMC Series 2843 Class BC	5.00	08/15/2019	3,152,155
1,093,000	FHLMC Series 2875 Class HB	4.00	10/15/2019	1,119,326
3,317,000	FHLMC Series 2934	5.00	01/15/2034	3,533,118
4,221,000	FHLMC Series 2985 Class JR	4.50	06/15/2025	4,399,194
25,000	FHLMC Series 3008 Class JM	4.50	07/15/2025	26,094
2,571,157	FHLMC Series 3028 Class PG	5.50	09/15/2035	2,787,837
5,923,727	FHLMC Series 3052	5.25	10/15/2034	6,291,182
243,000	FHLMC Series 3234	4.50	10/15/2036	242,148
5,094,000	FHLMC Series 3289 Class PC	5.00	12/15/2032	5,358,599
3,799,988	FHLMC Series 3325 Class JL	5.50	06/15/2037	4,099,773
2,607,000	FHLMC Series 3372 Class BD	4.50	10/15/2022	2,748,221
1,554,873	FHLMC Series 3465 Class HA	4.00	07/15/2017	1,623,736
6,581,000	FHLMC Series K004 Class A2	4.19	08/25/2019	6,726,952
1,054,453	First Horizon Alternative Mortgage Security Series 2006-FA6 Class 2A10	6.00	11/25/2036	843,657
1,264,816	First Union National Bank Commercial Mortgage Series 2000-C2 Class A2	7.20	10/15/2032	1,295,369
1,574,000	First Union National Bank Commercial Mortgage Series 2001-C4 Class B	6.42	12/12/2033	1,611,605
32,093,124	FNMA Series 2001-81 Class HE	6.50	01/25/2032	34,986,518
3,117,000	FNMA Series 2002-94 Class HQ	4.50	01/25/2018	3,315,022
438,627	FNMA Series 2003-108 Class BE	4.00	11/25/2018	455,843
750,000	FNMA Series 2003-125 Class AY	4.00	12/25/2018	776,925
2,952,000	FNMA Series 2003-3 Class HJ	5.00	02/25/2018	3,163,545
1,529,000	FNMA Series 2004-3 Class HT	4.00	02/25/2019	1,581,100
1,517,862	FNMA Series 2004-60 Class PA	5.50	04/25/2034	1,620,086
2,162,000	FNMA Series 2004-80 Class LE	4.00	11/25/2019	2,235,002
1,298,000	FNMA Series 2004-81 Class KE	4.50	11/25/2019	1,380,199
1,319,071	FNMA Series 2005-58 Class MA	5.50	07/25/2035	1,435,792
2,897,000	FNMA Series 2007-113 Class DB	4.50	12/25/2022	3,046,843
4,806,101	FNMA Series 2007-30 Class MA	4.25	02/25/2037	5,033,738
5,281,647	FNMA Series 2007-39 Class NA	4.25	01/25/2037	5,531,237
8,218,795	FNMA Series 2007-77 Class MH	6.00	12/25/2036	8,891,588
760,000	FNMA Series 2008-66 Class B	5.00	08/25/2023	812,864
2,044	GE Capital Commercial Mortgage Corporation Series 2001-2 Class A3	6.03	08/11/2033	2,070
494,175	GE Capital Commercial Mortgage Corporation Series 2001-3 Class A1	5.56	06/10/2038	507,053
3,952,000	GE Capital Commercial Mortgage Corporation Series 2002-1A Class A3	6.27	12/10/2035	4,208,665
11,088,000	GE Capital Commercial Mortgage Corporation Series 2005-C4 Class A4±	5.51	11/10/2045	11,059,442
241,303	GMAC Commercial Mortgage Securities Incorporated Series 2000-C2 Class A2±	7.46	08/16/2033	244,859
4,716,512	GMAC Commercial Mortgage Securities Incorporated Series 2001-C2 Class A2	6.70	04/15/2034	4,914,375
4,436,000	GMAC Commercial Mortgage Securities Incorporated Series 2002-C3 Class A2	4.93	07/10/2039	4,594,908
1,228,000	GMAC Commercial Mortgage Securities Incorporated Series 2003-C2 Class A2±	5.67	05/10/2040	1,291,622
2,528,000	GMAC Commercial Mortgage Securities Incorporated Series 2003-C3 Class A4	5.02	04/10/2040	2,591,104
37,700,000	GNMA%	4.50	12/01/2099	38,678,127
52,700,000	GNMA%	4.50	12/01/2099	53,869,677
1,693,000	GNMA Series 2006-37 Class JG	5.00	07/20/2036	1,796,325
1,348,000	Greenwich Capital Commercial Funding Corporation Series 2005-GG Class AAB±	5.19	04/10/2037	1,377,444

Portfolio of Investments—November 30, 2009 (Unaudited)	Wells Fargo Advantage Master Portfolios	117

TOTAL RETURN BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations (continued)
$2,007,500	Greenwich Capital Commercial Funding Corporation Series 2005-GG3 Class A4±	4.80%	08/10/2042	$1,930,979
5,227,000	Greenwich Capital Commercial Funding Corporation Series 2005-GG5 Class A5±	5.22	04/10/2037	4,876,627
6,402,000	Greenwich Capital Commercial Funding Corporation Series 2006-GG7 Class A4±	6.12	07/10/2038	5,812,887
1,705,000	Greenwich Capital Commercial Funding Corporation Series 2007-GG1 Class A6±	5.14	06/10/2036	1,664,865
7,745,000	GS Mortgage Securities Corporation II Series 2001-Gl3A Class A2††±	6.45	08/05/2018	8,107,688
274,298	Heller Financial Commercial Mortgage Asset Series 1999-PH1 Class C±	7.18	05/15/2031	273,762
5,397,233	JPMorgan Chase Commercial Mortgage Securities 2001 Class A3	6.26	03/15/2033	5,540,512
445,730	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2000-C10 Class A2±	7.37	08/15/2032	446,121
1,040,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2001-C1 Class A3	5.86	10/12/2035	1,076,845
6,310,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2001-CIB3 Class A3	6.47	11/15/2035	6,616,816
1,152,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2002-CIB5 Class A2	5.16	10/12/2037	1,199,753
350,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2003-PM1A Class A4±	5.33	08/12/2040	362,771
2,865,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2004-CB9 Class A4±	5.56	06/12/2041	2,909,507
1,841,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2005-LDP4 Class A4±	4.92	10/15/2042	1,832,106
3,316,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006±	5.48	12/12/2044	3,176,403
2,488,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-LDP7 Class A2±	6.05	04/15/2045	2,548,888
1,011,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2007-CB19 Class A2±	5.82	02/12/2049	1,024,246
11,977,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2007-LDPX Class A2S	5.31	01/15/2049	11,587,339
634,000	LB UBS Commerciall Mortgage Trust Series 2007 Class C1	5.40	02/15/2040	621,246
2,114,612	Lehman Brothers UBS Commercial Mortgage Trust Series 2000-C4 Class A2	7.37	08/15/2026	2,151,907
3,753,964	Lehman Brothers UBS Commercial Mortgage Trust Series 2000-C5 Class A2	6.51	12/15/2026	3,872,149
1,368,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2001-C2 Class A2	6.65	11/15/2027	1,428,934
6,652,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2002-C2 Class A4	5.59	06/15/2031	7,033,289
1,500,444	Lehman Brothers UBS Commercial Mortgage Trust Series 2002-C4 Class A4	4.56	09/15/2026	1,545,394
2,763,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2002-C4 Class A5	4.85	09/15/2031	2,879,717
2,304,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2003-C3 Class A4	4.17	05/15/2032	2,319,804
1,233,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C7 Class A5	4.63	10/15/2029	1,218,300
2,423,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C1 Class A3	5.40	02/15/2040	2,369,145
3,488,000	Merrill Lynch Countrywide Commercial Mortgage Trust Series 2006-1 Class A2±	5.44	02/12/2039	3,518,634
5,278,000	Merrill Lynch Mortgage Trust Series 2003-KEY1 Class A4±	5.24	11/12/2035	5,462,484
2,003,000	Merrill Lynch Mortgage Trust Series 2005-CIP1 Class A3A±	4.95	07/12/2038	1,987,636
3,252,000	Morgan Stanley Capital I Series 2003-T11 Class A4	5.15	06/13/2041	3,353,358
9,938,000	Morgan Stanley Capital I Series 2004-HQ4 Class A7	4.97	04/14/2040	9,930,847
6,437,000	Morgan Stanley Capital I Series 2004-IQ7 Class A4±	5.54	06/15/2038	6,488,715
1,311,000	Morgan Stanley Capital I Series 2005-HQ5 Class A4	5.17	01/14/2042	1,328,735
5,917,000	Morgan Stanley Capital I Series 2005-HQ6 Class A4A	4.99	08/13/2042	5,802,158
306,000	Morgan Stanley Capital I Series 2005-T17 Class A4	4.52	12/13/2041	309,079
1,043,000	Morgan Stanley Capital I Series 2005-T17 Class A5	4.78	12/13/2041	1,050,976
3,402,000	Morgan Stanley Capital I Series 2006-HQ8 Class A2	5.37	03/12/2044	3,429,465
4,288,000	Morgan Stanley Capital I Series 2006-HQ8 Class A4±	5.56	03/12/2044	4,092,077
1,157,000	Morgan Stanley Capital I Series 2007-HQ11 Class A31	5.44	02/12/2044	1,123,413
8,998,800	Morgan Stanley Dean Witter Capital I Series 2001-TOP5 Class A4	6.39	10/15/2035	9,484,457
1,030,565	Morgan Stanley Dean Witter Capital I Series 2002-HQ Class A3	6.51	04/15/2034	1,095,044
871,810	Morgan Stanley Dean Witter Capital I Series 2002-IQ2 Class A4	5.74	12/15/2035	918,732
12,100,000	Morgan Stanley Dean Witter Capital I Series 2003-HQ2 Class A2	4.92	03/12/2035	12,397,479

118	Wells Fargo Advantage Master Portfolios	Portfolio of Investments—November 30, 2009 (Unaudited)

TOTAL RETURN BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations (continued)
$5,024,931	Morgan Stanley Dean Witter Capital I Series 2003-IQ5 Class A4	5.01%	04/15/2038	$5,195,864
2,979,000	Morgan Stanley Dean Witter Capital I Series 2004-HQ3 Class A4	4.80	01/13/2041	2,961,999
5,471,000	Morgan Stanley Dean Witter Capital I Series 2005-HQ5 Class AAB	5.04	01/14/2042	5,647,743
4,821,000	Morgan Stanley Dean Witter Capital I Series 2005-HQ7 Class AAB±	5.35	11/14/2042	5,038,081
4,077,000	Morgan Stanley Dean Witter Captial I Series 2003-TOP9 Class A2	4.74	11/13/2036	4,189,219
7,476,092	Nomura Asset Securities Corporation Series 1998-D6 Class A1C	6.69	03/15/2030	8,017,761
4,511,802	Salomon Brothers Mortgage Securities Series 2000-C3 Class A2	6.59	12/18/2033	4,600,552
1,766,169	Salomon Brothers Mortgage Securities VII Series 2002-KEY2 Class A2	4.47	03/18/2036	1,821,085
100,225	Structured Asset Securities Corporation Series 1998-2 Class A±	0.76	02/25/2028	86,988
4,514,330	US Bank NA Series 2007-1 Class A	5.92	05/25/2012	4,807,897
2,686,000	Wachovia Bank Commercial Mortgage Trust Series 2002-C1 Class A4(l)	6.29	04/15/2034	2,855,820
1,969,000	Wachovia Bank Commercial Mortgage Trust Series 2003-C6 Class A3±(l)	4.96	08/15/2035	1,963,644
381,633	Wachovia Bank Commercial Mortgage Trust Series 2003-C7 Class A1††(l)	4.24	10/15/2035	384,948
1,678,000	Wachovia Bank Commercial Mortgage Trust Series 2003-C8 Class A3(l)	4.45	11/15/2035	1,678,025
1,546,000	Wachovia Bank Commercial Mortgage Trust Series 2004-C11 Class A4(l)	5.03	01/15/2041	1,496,231
Total Collateralized Mortgage Obligations (Cost $573,799,825)				596,069,151
Corporate Bonds & Notes: 17.51%
Banking: 1.86%
10,815,000	Achmea Hypotheekbank NV††	3.20	11/03/2014	11,084,348
4,420,000	Commonwealth Bank of Australia††	3.75	10/15/2014	4,527,424
4,340,000	Commonwealth Bank of Australia††	5.00	10/15/2019	4,458,521
7,675,000	NIBC Bank NV††	2.80	12/02/2014	7,685,162
3,265,000	NIBC Bank NV	4.88	11/19/2019	3,314,906
4,245,000	Nordea Bank AB††	2.50	11/13/2012	4,283,146
4,960,000	Nordea Bank AB††	3.70	11/13/2014	5,046,130
7,880,000	Westpac Banking Corporation	2.25	11/19/2012	7,940,187
				48,339,824
Biotechnology: 0.18%
4,160,000	Amgen Incorporated	6.40	02/01/2039	4,787,374
Chemicals: 0.56%
5,220,000	Dow Chemical Company	4.85	08/15/2012	5,517,733
7,670,000	Dow Chemical Company	8.55	05/15/2019	9,064,820
				14,582,553
Communications: 1.16%
11,435,000	Cellco Part/veri Wireless	7.38	11/15/2013	13,319,511
5,241,000	Comcast Cable Communications Holdings Incorporated	8.38	03/15/2013	6,135,644
4,470,000	Grupo Televisa SA††	6.63	01/15/2040	4,449,304
6,181,000	Qwest Corporation	7.50	10/01/2014	6,320,073
				30,224,532
Computer Hardware: 0.08%
1,780,000	Dell Incorporated	5.88	06/15/2019	1,953,534
Depository Institutions: 1.81%
10,290,000	Bank of America Corporation	7.38	05/15/2014	11,550,803
3,175,000	Bank of America Corporation	6.00	09/01/2017	3,286,077
3,405,000	Bank of America Corporation	5.75	12/01/2017	3,472,623
3,610,000	Capital One Bank USA NA	8.80	07/15/2019	4,275,298
9,195,000	Citigroup Incorporated	1.88	10/22/2012	9,323,068
5,529,000	JPMorgan Chase & Company	5.38	10/01/2012	6,062,023

Portfolio of Investments—November 30, 2009 (Unaudited)	Wells Fargo Advantage Master Portfolios	119

TOTAL RETURN BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Depository Institutions (continued)
$4,325,000	JPMorgan Chase & Company«	4.65%	06/01/2014	$4,620,142
4,380,000	Morgan Stanley	5.63	09/23/2019	4,436,204
				47,026,238
Electric Utilities: 0.09%
2,245,000	Progress Energy Incorporated	6.85	04/15/2012	2,467,812
Electric, Gas & Sanitary Services: 1.55%
9,430,000	Dominion Resources Incorporated Puttable§	8.88	01/15/2019	12,077,642
5,111,000	DPL Incorporated	6.88	09/01/2011	5,520,514
4,290,000	Duke Energy Corporation	6.30	02/01/2014	4,785,281
1,505,000	Firstenergy Solutions Corporation††	4.80	02/15/2015	1,564,091
4,750,000	Firstenergy Solutions Corporation††	6.05	08/15/2021	4,972,348
1,910,000	Firstenergy Solutions Corporation††	6.80	08/15/2039	1,984,717
8,550,000	Nevada Power Company Series A	8.25	06/01/2011	9,297,492
				40,202,085
Electronic & Other Electrical Equipment & Components, Except Computer Equipment: 0.48%
1,285,000	Cisco Systems Incorporated	5.90	02/15/2039	1,345,700
1,245,000	Exelon Generation Company LLC	5.20	10/01/2019	1,288,406
2,505,000	Exelon Generation Company LLC	6.25	10/01/2039	2,616,265
6,592,000	Hewlett-Packard Company	4.75	06/02/2014	7,186,941
				12,437,312
Food & Kindred Products: 0.36%
7,870,000	Anheuser-Busch InBev Worldwide Incorporated††	7.75	01/15/2019	9,438,483
Health Services: 0.17%
4,639,000	Coventry Health Care Incorporated	5.95	03/15/2017	4,308,555
Insurance Carriers: 0.30%
2,930,000	Liberty Mutual Group††	7.50	08/15/2036	2,636,188
4,835,000	UnitedHealth Group Incorporated	6.88	02/15/2038	5,172,193
				7,808,381
Mining & Quarrying of Nonmetallic Minerals, Except Fuels: 0.17%
4,295,000	Vale Overseas Limited	6.88	11/10/2039	4,439,488
Motion Pictures: 0.09%
2,090,000	News America Incorporated††	6.90	08/15/2039	2,277,323
Non-Depository Credit Institutions: 1.04%
3,745,000	American Express Company	7.25	05/20/2014	4,279,044
3,093,000	American Express Company	8.15	03/19/2038	3,904,306
4,000,000	Credit Suisse New York	6.00	02/15/2018	4,278,596
7,595,000	JPMorgan Chase Bank National Series BKNT	6.00	10/01/2017	8,137,579
4,525,000	JPMorgan Chase Capital XXV	6.80	10/01/2037	4,463,256
1,800,000	Private Export Funding Corporation	3.05	10/15/2014	1,850,332
				26,913,113
Oil & Gas Extraction: 0.77%
6,775,000	Anadarko Petroleum Corporation	8.70	03/15/2019	8,485,660
5,380,000	Petrobras International Finance Company	2.90	10/15/2014	5,496,305

120	Wells Fargo Advantage Master Portfolios	Portfolio of Investments—November 30, 2009 (Unaudited)

TOTAL RETURN BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Oil & Gas Extraction (continued)
$3,295,000	Petrobras International Finance Company	6.88%	01/20/2040	$3,437,720
2,075,000	Valero Energy Corporation	9.38	03/15/2019	2,505,419
				19,925,104
Pharmaceuticals: 0.44%
7,946,000	Pfizer Incorporated	5.35	03/15/2015	8,890,414
2,115,000	Schering-Plough Corporation	6.55	09/15/2037	2,496,980
				11,387,394
Pipelines: 0.78%
3,240,000	Energy Transfer Partners LP	8.50	04/15/2014	3,788,898
4,580,000	Energy Transfer Partners LP	9.00	04/15/2019	5,582,594
10,670,000	Kinder Morgan Incorporated	6.50	09/01/2012	10,963,425
				20,334,917
Real Estate: 0.76%
4,690,000	WEA Finance LLC††	7.50	06/02/2014	5,215,585
8,720,000	WEA Finance LLC††	7.13	04/15/2018	9,386,164
4,825,000	WEA Finance LLC††	6.75	09/02/2019	5,070,023
				19,671,772
Real Estate Investment Trusts (REITS): 0.41%
1,440,000	HCP Incorporated Series MTN	6.30	09/15/2016	1,449,851
1,630,000	HCP Incorporated Series MTN	6.70	01/30/2018	1,649,516
5,010,000	Health Care Property Investors Incorporated	5.65	12/15/2013	5,099,779
880,000	Health Care Property Investors Incorporated	6.00	01/30/2017	866,845
1,450,000	Mack-Cali Realty Corporation	7.75	08/15/2019	1,546,447
				10,612,438
Security & Commodity Brokers, Dealers, Exchanges & Services: 2.37%
2,420,000	Bear Stearns Companies Incorporated Series MTN	6.95	08/10/2012	2,719,456
9,647,000	Goldman Sachs Capital II±	5.79	12/29/2049	7,090,545
6,755,000	Goldman Sachs Group Incorporated	5.45	11/01/2012	7,348,238
3,180,000	Goldman Sachs Group Incorporated	5.13	01/15/2015	3,375,624
6,420,000	Goldman Sachs Group Incorporated	6.75	10/01/2037	6,607,702
6,617,000	Lazard Group LLC	7.13	05/15/2015	6,907,744
6,742,000	Lazard Group LLC	6.85	06/15/2017	6,914,656
6,985,000	Morgan Stanley	6.00	05/13/2014	7,611,575
2,900,000	Morgan Stanley	7.25	04/01/2032	3,326,747
3,205,000	Morgan Stanley Series MTN	5.25	11/02/2012	3,438,372
6,020,000	Morgan Stanley Series MTN	5.95	12/28/2017	6,327,917
				61,668,576
Telecommunications: 1.28%
1,630,000	America Movil SAB de CV	5.55	02/01/2014	1,796,355
6,674,000	America Movil SAB de CV††	5.00	10/16/2019	6,735,234
6,730,000	Cellco Partnership / Verizon Wirelss Capital LLC	3.75	05/20/2011	6,971,587
3,655,000	Cellco Partnership / Verizon Wirelss Capital LLC	8.50	11/15/2018	4,669,040
7,855,000	Cisco Systems Incorporated	4.45	01/15/2020	7,989,815
5,205,000	Cisco Systems Incorporated	5.50	01/15/2040	5,174,931
				33,336,962
Tobacco Products: 0.33%
7,035,000	Altria Group Incorporated	9.70	11/10/2018	8,704,462

Portfolio of Investments—November 30, 2009 (Unaudited)	Wells Fargo Advantage Master Portfolios	121

TOTAL RETURN BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Wholesale Trade Non-Durable Goods: 0.47%
$2,750,000	Carefusion Corporation††	4.13%	08/01/2012	$2,867,310
5,270,000	Carefusion Corporation††	5.13	08/01/2014	5,632,734
3,300,000	Carefusion Corporation††	6.38	08/01/2019	3,657,347
				12,157,391
Total Corporate Bonds & Notes (Cost $426,160,046)				455,005,623
Foreign Corporate Bonds@: 4.19%
14,930,000	BP Capital Markets plc	3.88	03/10/2015	15,733,129
5,350,000	British Sky Broadcasting Group plc††	9.50	11/15/2018	7,046,662
3,460,000	British Telecom plc	9.63	12/15/2030	4,429,298
4,830,000	Credit Suisse New York	5.00	05/15/2013	5,216,081
2,765,000	France Telecom SA	7.75	03/01/2011	2,984,826
2,875,000	HSBC Holdings plc	6.80	06/01/2038	3,170,360
2,320,000	Husky Energy Incorporated	5.90	06/15/2014	2,549,875
4,162,000	Husky Energy Incorporated	7.25	12/15/2019	4,864,641
6,400,000	Petrobras International Finance Company	7.88	03/15/2019	7,476,998
4,630,000	Ras Laffan Liquefied Natural Gas Company Limited III††	4.50	09/30/2012	4,792,045
5,195,000	Ras Laffan Liquefied Natural Gas Company Limited III«††	5.50	09/30/2014	5,455,389
4,160,000	Rio Tinto Finance USA Limited	5.88	07/15/2013	4,565,974
3,515,000	Rio Tinto Finance USA Limited	9.00	05/01/2019	4,480,440
1,630,000	Rogers Cable Incorporated	5.50	03/15/2014	1,768,261
9,422,000	Rogers Wireless Incorporated	6.38	03/01/2014	10,577,608
7,500,000	Shell International Finance	4.00	03/21/2014	7,985,385
4,990,000	Suncor Energy Incorporated	6.50	06/15/2038	5,300,313
3,565,000	Telefonica Emisiones SAU	5.98	06/20/2011	3,800,775
2,355,000	Thomson Reuters Corporation	5.95	07/15/2013	2,645,845
3,805,000	Westfield Group††	5.40	10/01/2012	3,987,065
Total Foreign Corporate Bonds (Cost $101,773,903)				108,830,970
Foreign Government Bonds@: 4.29%
4,890,000	Barclays Bank plc Series 1	5.00	09/22/2016	5,071,937
3,860,000	Cenovus Energy Incorporated††	5.70	10/15/2019	4,092,550
3,205,000	Enel Finance International SA††	6.00	10/07/2039	3,285,939
3,095,000	Enel Financial International SA††	5.13	10/07/2019	3,197,277
3,275,000	Export-Import Bank of Korea	5.50	10/17/2012	3,506,346
5,375,000	Export-Import Bank of Korea	5.88	01/14/2015	5,835,111
3,675,000	Federal Republic of Brazil	5.63	01/07/2041	3,546,375
10,605,000	Hutchison Whampoa International Limited††	4.63	09/11/2015	10,808,213
3,285,000	Hutchison Whampoa International Limited††	5.75	09/11/2019	3,385,955
14,195,000	Province of Ontario Canada	4.10	06/16/2014	15,178,245
3,175,000	Province of Ontario Canada Series G	4.00	10/07/2019	3,195,190
10,830,000	Republic of Korea	7.13	04/16/2019	12,836,366
10,250,000	Societe Financement de L’economie Francaise††	2.88	09/22/2014	10,443,557
1,830,000	State Of Qatar††	4.00	01/20/2015	1,832,288
2,985,000	State Of Qatar††	5.25	01/20/2020	3,007,388
1,830,000	State Of Qatar††	6.40	01/20/2040	1,866,600
10,385,000	Swedish Export Credit	3.25	09/16/2014	10,669,684
9,445,000	Total Capital SA	3.13	10/02/2015	9,650,051
Total Foreign Government Bonds (Cost $106,658,893)				111,409,072
Municipal Bonds & Notes: 0.38%
California: 0.24%
6,345,000	California State Build America Bonds (Property Tax Revenue)	7.30	10/01/2039	6,322,919

122	Wells Fargo Advantage Master Portfolios	Portfolio of Investments—November 30, 2009 (Unaudited)

TOTAL RETURN BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Texas: 0.14%
$3,250,000	North Texas Tollway Build America Bonds (Toll Road Revenue)	6.72%	01/01/2049	$3,565,705
Total Municipal Bonds & Notes (Cost $9,679,115)				9,888,624
US Treasury Securities: 11.90%
US Treasury Bonds: 3.82%
1,434,000	US Treasury Bond	8.88	02/15/2019	2,088,151
2,950,000	US Treasury Bond	7.13	02/15/2023	4,002,781
10,724,000	US Treasury Bond	6.25	05/15/2030	13,951,259
15,950,000	US Treasury Bond	5.38	02/15/2031	18,778,637
351,000	US Treasury Bond	3.50	02/15/2039	309,374
10,085,000	US Treasury Bond	4.25	05/15/2039	10,162,211
30,702,000	US Treasury Bond«	4.50	08/15/2039	32,256,289
17,083,000	US Treasury Bond	4.38	11/15/2039	17,603,502
				99,152,204
US Treasury Notes: 8.08%
281,000	US Treasury Note	0.88	05/31/2011	282,910
1,138,000	US Treasury Note	1.38	10/15/2012	1,148,580
15,481,000	US Treasury Note«	1.38	11/15/2012	15,603,161
4,795,000	US Treasury Note	2.38	10/31/2014	4,885,290
29,559,000	US Treasury Note	2.13	11/30/2014	29,726,425
2,701,000	US Treasury Note	3.00	08/31/2016	2,769,157
26,035,000	US Treasury Note«	2.75	02/15/2019	25,172,591
49,445,000	US Treasury Note«	3.13	05/15/2019	49,201,632
55,679,000	US Treasury Note«	3.63	08/15/2019	57,610,393
23,214,000	US Treasury Note«	3.38	11/15/2019	23,555,014
				209,955,153
Total US Treasury Securities (Cost $304,007,903)				309,107,357

Shares		Yield
Collateral for Securities Lending: 7.22%
Collateral Invested in Money Market Funds: 1.28%
8,299,716	AIM STIT-Liquid Assets Portfolio(s)	0.21		8,299,716
8,299,716	BlackRock Liquidity Funds TempFund Portfolio(s)	0.16		8,299,716
8,299,716	Dreyfus Cash Management Fund Institutional(s)	0.11		8,299,716
8,299,716	DWS Money Market Series Institutional(s)	0.20		8,299,716
				33,198,864

Principal		Interest Rate
Collateral Invested in Other Assets: 5.94%
$1,613,834	Allied Irish Banks North America Incorporated	0.26	12/07/2009	1,613,831
576,369	Amstel Funding Corporation††(p)	1.25	12/18/2009	576,029
576,369	Antalis US Funding Corporation††(p)	0.18	12/03/2009	576,363
1,729,108	Antalis US Funding Corporation††(p)	0.20	12/04/2009	1,729,079
1,383,286	Arabella Finance LLC††(p)	0.35	12/01/2009	1,383,286
1,959,655	Arabella Finance LLC††(p)	0.40	12/03/2009	1,959,612
57,637	Arabella Finance LLC††(p)	0.40	12/04/2009	57,635
1,152,738	Aspen Funding Corporation††(p)	0.18	12/21/2009	1,152,623
3,458,215	Bank of America	0.18	12/23/2009	3,457,835
10,023,060	Bank of America Repurchase Agreement – 102% Collateralized by Mortgage Backed Securities (Maturity Value $10,023,105)	0.16	12/01/2009	10,023,060

Portfolio of Investments—November 30, 2009 (Unaudited)	Wells Fargo Advantage Master Portfolios	123

TOTAL RETURN BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Collateral Invested in Other Assets (continued)
$1,729,108	Bank of Ireland	0.35%	12/01/2009	$1,729,108
1,383,286	Bank of Ireland	0.50	12/02/2009	1,383,286
558,271	Barton Capital Corporation††(p)	0.18	12/01/2009	558,271
288,185	Belmont Funding LLC††(p)	0.50	12/01/2009	288,185
1,498,560	BNP Paribas (New York)	0.21	12/08/2009	1,498,569
1,268,012	BNP Paribas (New York)	0.21	12/14/2009	1,268,026
3,458,215	Bryant Bank Funding††	0.18	12/23/2009	3,457,835
2,881,846	CAFCO LLC††	0.17	12/09/2009	2,881,737
126,801	Calcasieu Parish LA±§	0.40	12/01/2027	126,801
2,766,572	California Pollution Control Financing Authority±§	0.23	11/01/2026	2,766,572
368,876	California Statewide Communities Development Authority±§	0.35	06/01/2028	368,876
2,881,846	Charta LLC††(p)	0.17	12/09/2009	2,881,737
305,764	Colorado Housing & Finance Authority±§	0.30	10/01/2038	305,764
576,369	Cook County IL±§	0.40	11/01/2030	576,369
3,498,100	Credit Suisse First Boston Repurchase Agreement – 102% Collateralized by Mortgage Backed Securities (Maturity Value $3,498,117)	0.17	12/01/2009	3,498,100
1,959,655	Denver CO City & County School District±§	0.40	12/15/2037	1,959,655
1,383,286	Dexia Credit Local de France SA	0.26	12/02/2009	1,383,286
1,383,286	Dexia Credit Local de France SA	0.27	12/04/2009	1,383,286
1,671,471	Dexia Credit Local de France SA	0.26	12/07/2009	1,671,471
2,881,846	E.ON AG††	0.17	12/21/2009	2,881,574
2,881,846	ENI Finance USA Incorporated††	0.17	12/18/2009	2,881,615
2,997,120	Fortis Funding LLC††	0.20	12/29/2009	2,996,654
3,112,394	GDF Suez††	0.17	12/15/2009	3,112,188
2,305,477	Gemini Securitization Incorporated††(p)	0.18	12/10/2009	2,305,373
2,879,540	Goldman Sachs Repurchase Agreement – 102% Collateralized by Mortgage Backed Securities (Maturity Value $2,879,554)	0.17	12/01/2009	2,879,540
2,881,846	Gotham Funding Corporation††	0.18	12/15/2009	2,881,644
576,369	Grampian Funding††(p)	0.25	12/03/2009	576,361
2,420,751	Grampian Funding††(p)	0.28	12/15/2009	2,420,487
4,846,808	Gryphon Funding Limited(a)(i)	0.00	08/05/2010	1,802,528
1,895,102	Hamilton County Ohio Hospitals±§	0.20	05/15/2037	1,895,102
190,202	Henrico County VA Economic Development Authority±§	0.30	11/01/2042	190,202
933,718	Houston TX Utility System±§	0.27	05/15/2034	933,718
329,683	Illinois Educational Facilities Authority Revenues±§	0.30	07/01/2029	329,683
230,548	Indiana Municipal Power Agency±§	0.29	01/01/2018	230,548
2,305,477	ING USA Funding LLC	0.19	12/07/2009	2,305,404
576,369	ING USA Funding LLC	0.18	12/09/2009	576,346
8,850,034	JPMorgan Chase Repurchase Agreement –102% Collateralized by Mortgage Backed Securities (Maturity Value $8,850,076)	0.17	12/01/2009	8,850,034
1,152,738	Jupiter Securitization Corporation††(p)	0.18	12/02/2009	1,152,733
576,369	Jupiter Securitization Corporation††	0.18	12/03/2009	576,363
345,822	Kansas City MO Special Obligation±§	0.29	04/15/2025	345,822
3,458,215	KBC Bank NV Brussels	0.18	12/01/2009	3,458,215
691,643	Lloyds TSB Bank plc	0.18	12/17/2009	691,588
2,305,477	Lloyds TSB Bank plc (New York)	0.20	12/07/2009	2,305,477
922,191	LMA Americas LLC††(p)	0.18	12/11/2009	922,145
518,732	LMA Americas LLC††(p)	0.18	12/17/2009	518,691
1,729,108	LMA Americas LLC††(p)	0.19	12/21/2009	1,728,925
518,732	Louisiana Public Facilities Authority±§	0.19	10/01/2033	518,732
2,858,791	Massachusetts HEFA±§	0.25	10/01/2034	2,858,791
316,427	Montgomery County TN Public Building±§	0.24	02/01/2036	316,427
2,420,751	Natixis	0.27	12/07/2009	2,420,763
230,548	New Jersey State Turnpike Authority±§	0.31	01/01/2018	230,548
2,536,024	New York State Dormitory Authority±§	0.22	07/01/2034	2,536,024

124	Wells Fargo Advantage Master Portfolios	Portfolio of Investments—November 30, 2009 (Unaudited)

TOTAL RETURN BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Collateral Invested in Other Assets (continued)
$2,305,477	Newport Beach California Revenue±§	0.24%	12/01/2040	$2,305,477
2,881,846	Newport Funding Corporation††(p)	0.18	12/15/2009	2,881,644
564,265	North Dakota Housing Finance Agency±§	0.30	01/01/2034	564,265
1,165,995	RBS Securities Incorporated Repurchase Agreement – 102% Collateralized by Mortgage Backed Securities (Maturity Value $1,166,001)	0.18	12/01/2009	1,165,995
403,458	Regency Markets #1 LLC††(p)	0.18	12/04/2009	403,452
1,915,851	Regency Markets #1 LLC††(p)	0.20	12/09/2009	1,915,766
576,369	Romulus Funding Corporation††	0.30	12/15/2009	576,302
2,074,929	Royal Bank of Scotland plc	0.20	12/02/2009	2,074,918
1,613,834	San Antonio TX Education Facilities Corporation±§	0.20	12/01/2028	1,613,834
2,305,477	Societe Generale North America	0.19	12/18/2009	2,305,275
144,092	Starbird Funding Corporation††(p)	0.15	12/01/2009	144,092
2,305,477	Starbird Funding Corporation††(p)	0.20	12/03/2009	2,305,451
2,881,846	Thames Asset Global Securitization #1 Incorporated††	0.18	12/18/2009	2,881,601
691,643	Ticonderoga Master Funding Limited††(p)	0.18	12/17/2009	691,588
2,339,828	Tulip Funding Corporation††(p)	0.19	12/07/2009	2,339,754
760,807	Tulsa County OK Industrial Authority Revenue±§	0.24	07/01/2032	760,807
2,305,477	UBS AG (Stamford CT)	0.31	12/04/2009	2,305,502
3,458,215	UniCredito Italiano (New York)	0.25	01/04/2010	3,458,231
345,822	Vermont State Student Assistance Corporation±§	0.29	12/15/2040	345,822
14,916,576	VFNC Corporation††±(a)(i)	0.24	09/30/2010	7,458,288
144,092	Victory Receivables Corporation††(p)	0.15	12/01/2009	144,092
576,369	Victory Receivables Corporation††(p)	0.19	12/08/2009	576,348
1,909,972	Victory Receivables Corporation††	0.18	12/16/2009	1,909,829
				154,274,865
Total Collateral for Securities Lending (Cost $186,581,365)				187,473,729

Shares		Yield
Short-Term Investments: 6.84%
177,605,055	Wells Fargo Advantage Cash Investment Fund~‡(u)	0.16		$177,605,055
Total Short-Term Investments (Cost $177,605,055)				177,605,055
Total Investments in Securities (Cost $2,953,238,368)*	117.40%	$3,049,913,210
Other Assets and Liabilities, Net	(17.40)	(451,964,110)
Total Net Assets	100.00%	$2,597,949,100

Portfolio of Investments—November 30, 2009 (Unaudited)	Wells Fargo Advantage Master Portfolios	125

TOTAL RETURN BOND PORTFOLIO

«	All or a portion of this security is on loan.
%%	Securities issued on a when-issued (TBA) basis. (See Note 2)
††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
±	Variable rate investments.
@	Foreign bond principal is denominated in local currency.
(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.
(i)	Illiquid security.
(s)	Rate shown is the 1-day annualized yileld at period end.
(p)	Asset-backed Commercial Paper.
(l)	Long-term security of an affiliate of the Fund with a total cost of $.
§	These securities are subject to a demand feature which reduces the effective maturity.
~

This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

‡	Short-term security of an affiliate of the Fund with a cost of $177,605,055.
(u)	Rate shown is the 7-day annualized yileld at period end.
*	Cost for federal income tax purposes is $2,953,238,368 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$96,674,842
Gross unrealized depreciation	0
Net unrealized appreciation (depreciation)	$96,674,842

Principal		Interest Rate	Maturity Date	Value
Schedule of Securities Sold Short: (3.32%)
Federal National Mortgage Association: (3.32%)
$(8,800,000)	FNMA%%	5.50	12/01/2099	$(9,398,127)
(50,700,000)	FNMA%%	5.50	12/01/2099	(54,280,688)
(21,200,000)	FNMA%%	5.50	12/01/2099	(22,544,886)
				(86,223,701)
Total Short Sales (Cost $(85,491,594)				(86,223,701)

WELLS FARGO FUNDS TRUST

FORMS OF PROXY CARDS

PROXY

EVERGREEN CORE BOND FUND

A series of Evergreen Select Fixed Income Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 15, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette, Brian J. Montana, and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Core Bond Fund (“Core Bond Fund”), a series of Evergreen Select Fixed Income Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Core Bond Fund to be held at 10:00 a.m., Pacific time, on April 15, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                  PROXY

EVERGREEN CORE BOND FUND

A series of Evergreen Select Fixed Income Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN SELECT FIXED INCOME   TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 AND PROPOSAL 2 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN SELECT FIXED INCOME TRUST RECOMMENDS A VOTE FOR PROPOSAL 1 AND PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

		FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of   _____, 2010, providing for the acquisition of all the assets of Evergreen Core Bond Fund (“Core Bond Fund”), a series of Evergreen Select Fixed Income Trust, by Wells Fargo Advantage Total Return Bond Fund (“Total Return Bond Fund”), a series of Wells Fargo Funds Trust, in exchange for shares of Total Return Bond Fund and the assumption by Total Return Bond Fund of all of the liabilities of Core Bond Fund.  The Plan also provides for the distribution of those shares of Total Return Bond Fund to shareholders of Core Bond Fund in liquidation and subsequent termination of Core Bond Fund.

FOR	AGAINST	ABSTAIN

  To consider and act upon the Investment Sub-Advisory Agreement between Evergreen Investment Management Company, LLC, Evergreen Select Fixed Income Trust, on behalf of Evergreen Core Bond Fund, and Wells Capital Management Incorporated.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof .

PROXY

EVERGREEN CORE PLUS BOND FUND

A series of Evergreen Fixed Income Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 15, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette, Brian J. Montana, and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Core Plus Bond Fund (“Core Plus Bond Fund”), a series of Evergreen Fixed Income Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Core Plus Bond Fund to be held at 10:00 a.m., Pacific time, on April 15, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                   PROXY

EVERGREEN CORE PLUS BOND FUND

A series of Evergreen Fixed Income Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN FIXED INCOME   TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 AND PROPOSAL 2 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN FIXED INCOME TRUST RECOMMENDS A VOTE FOR PROPOSAL 1 AND PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of   _____, 2010, providing for the acquisition of all the assets of Evergreen Core Plus Bond Fund (“Core Plus Bond Fund”), a series of Evergreen Fixed Income Trust, by Wells Fargo Advantage Income Plus Fund (“Income Plus Fund”), a series of Wells Fargo Funds Trust, in exchange for shares of Income Plus Fund and the assumption by Income Plus Fund of all of the liabilities of Core Plus Bond Fund.  The Plan also provides for the distribution of those shares of Income Plus Fund to shareholders of Core Plus Bond Fund in liquidation and subsequent termination of Core Plus Bond Fund.

	FOR	AGAINST	ABSTAIN

  To consider and act upon the Investment Sub-Advisory Agreement between Evergreen Investment Management Company, LLC, Evergreen Fixed Income Trust, on behalf of Evergreen Core Plus Bond Fund, and Wells Capital Management Incorporated.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof .

PROXY

EVERGREEN SHORT INTERMEDIATE BOND FUND

A series of Evergreen Select Fixed Income Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 15, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette, Brian J. Montana, and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Short Intermediate Bond Fund (“Short Intermediate Bond Fund”), a series of Evergreen Select Fixed Income Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Short Intermediate Bond Fund to be held at 10:00 a.m., Pacific time, on April 15, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                   PROXY

EVERGREEN SHORT INTERMEDIATE BOND FUND

A series of Evergreen Select Fixed Income Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN SELECT FIXED INCOME   TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 AND PROPOSAL 2 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN SELECT FIXED INCOME TRUST RECOMMENDS A VOTE FOR PROPOSAL 1 AND PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of   _____, 2010, providing for the acquisition of all the assets of Evergreen Short Intermediate Bond Fund (“Short Intermediate Bond Fund”), a series of Evergreen Select Fixed Income Trust, by Wells Fargo Advantage Total Return Bond Fund (“Total Return Bond Fund”), a series of Wells Fargo Funds Trust, in exchange for shares of Total Return Bond Fund and the assumption by Total Return Bond Fund of all of the liabilities of Short Intermediate Bond Fund.  The Plan also provides for the distribution of those shares of Total Return Bond Fund to shareholders of Short Intermediate Bond Fund in liquidation and subsequent termination of Short Intermediate Bond Fund.

	FOR	AGAINST	ABSTAIN

  To consider and act upon the Investment Sub-Advisory Agreement between Evergreen Investment Management Company, LLC, Evergreen Select Fixed Income Trust, on behalf of Evergreen Short Intermediate Bond Fund, and Wells Capital Management Incorporated.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof .

PROXY

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND

A series of Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 15, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust) or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Advantage Diversified Bond Fund (“Diversified Bond Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Diversified Bond Fund to be held at 10:00 a.m., Pacific time, on April 15, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                   PROXY

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND

A series of Wells Fargo Funds Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of  _____, 2010, providing for the acquisition of all the assets of Wells Fargo Advantage Diversified Bond Fund (“Diversified Bond Fund”), a series of Wells Fargo Funds Trust, by Wells Fargo Advantage Total Return Bond Fund (“Total Return Bond Fund”), also a series of Wells Fargo Funds Trust, in exchange for shares of Total Return Bond Fund and the assumption by Total Return Bond Fund of all of the liabilities of Diversified Bond Fund.  The Plan also provides for the distribution of those shares of Total Return Bond Fund to shareholders of Diversified Bond Fund in liquidation and subsequent termination of Diversified Bond Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof

WELLS FARGO FUNDS TRUST

PART C

OTHER INFORMATION

Item 15.	INDEMNIFICATION.

Under the terms of the Amended and Restated Declaration of Trust of the Registrant, incorporated by reference as Exhibit 1 hereto, provides for the indemnification of the Registrant’s Trustees, officers, employees and agents. The following sections of Article IX provide as follows:

Section 1.Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future (each a “Covered Person,” and collectively the “Covered Persons”), shall be personally liable therefor. Notwithstanding any provision in this Article IX, neither the investment adviser, Principal Underwriter or other service providers, nor any officers, employees or other agents of such entities, shall be indemnified pursuant to this Article IX, except that dual officers, employees or other agents of the Trust and such entities shall be entitled to indemnification pursuant to this Article IX but only to the extent that such officer, employee or other agent was acting in his or her capacity as an officer, employee or agent of the Trust in the conduct that gave rise to the claim for indemnification. No Covered Person shall be liable to the Trust or to any Shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Covered Person in good faith on behalf of the Trust, a Series or a Class, and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Declaration, except that a Covered Person shall be liable for any loss, damage or claim incurred by reason of such Covered Person’s bad faith, gross negligence, willful misconduct or reckless disregard of the duties involved in the conduct of his or her office.

Section 2.Mandatory Indemnification. (a) Subject only to the express limitations in the 1940 Act, other applicable laws, and sub-paragraph (b) below, the Trust or the appropriate Series shall indemnify each of its Covered Persons to the fullest extent permitted under the 1940 Act and other applicable laws, including, but not limited to, against all liabilities and expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred in the settlement thereof.

As used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, reasonable attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) Notwithstanding any provision to the contrary contained herein, no Covered Person shall be entitled to indemnification for any liability arising by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence, or the reckless disregard of duties owed to the Trust (“disabling conduct”).

(c) No indemnification or advance shall be made under this Article IX to the extent such indemnification or advance:

would be inconsistent with a provision of the Declaration, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

would be inconsistent with any condition expressly imposed by a court in a judgment, order, or approval of a settlement.

(d) Any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that the Covered Person was not liable by reason of disabling conduct by:

(i)	a final decision on the merits by a court or other body before whom the proceeding was brought; or

(ii)

in the absence of such a decision, by any reasonable and fair means established in accordance with, and subject to the requirements and limitations of, Section 17(h) of the 1940 Act and any interpretation thereunder by the Commission or its staff.

(e) The rights of indemnification herein provided may be insured against by policies of insurance maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(f) To the maximum extent permitted by the 1940 Act and other applicable laws, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Article IX shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Article IX; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Article IX; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract.

(g) Any repeal or modification of this Article IX shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, affect any limitation on the liability of any Covered Person in an a manner that would be adverse to such Covered Person or affect any indemnification available to any Covered Person in a manner that would be adverse to such Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Item 16.	EXHIBITS.

All references to the “Registration Statement” in the following list of Exhibits refer to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-74295; 811-09253).

Exhibit Number	Description
(1)	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(2)	Not Applicable

(3)	Not Applicable.

(4)(a)	Form of Agreement and Plan of Reorganization. Included herewith as Exhibit A to the Prospectus/Proxy Statement in Part A of this Registration Statement.

(4)(b)	Form of Agreement and Plan of Reorganization. Included herewith as Exhibit A to the Prospectus/Proxy Statement in Part A of this Registration Statement.

(5)	Not Applicable.

Exhibit Number	Description
(6)(a)

Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(6)(b)

Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(6)(c)

Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(6)(d)

Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

(6)(e)

Investment Sub-Advisory Agreement with Global Index Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A and B, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.  Appendix B, included by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

Exhibit Number	Description
(6)(f)

Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(6)(g)

Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(6)(h)

Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 136, filed April 30, 2009.

(6)(i)

Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(6)(j)	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

(6)(k)

Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

(6)(l)	Sub-Advisory Agreement with Phocas Financial Corporation, incorporated by reference to Post-Effective Amendment No. 122, filed March 21, 2008.

(6)(m)	Sub-Advisory Agreement with Nelson Capital Management, LLC, incorporated by reference to Post-Effective Amendment No. 131, filed October 1, 2008.
(6)(n)	Sub-Advisory Agreement with Evergreen Investment Management, LLC (“Evergreen Investments”), incorporated by reference to Post-Effective Amendment No. 136, filed April 30, 2009.
(7)

Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(8)	Not Applicable.

Exhibit Number	Description
(9)(a)	Master Custodian Agreement with State Street Bank & Trust Company incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(9)(b)

Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 134, filed January 28, 2009. Schedule 4 incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(10)(a)

Distribution Plan, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 127, filed July 1, 2008; Appendix A, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(10)(b)

Rule 18f-3 Multi-Class Plan, incorporated by reference to Post-Effective Amendment No. No. 131, filed October1, 2008; Appendix A, incorporated by reference to Post-Effective Amendment No. 134, filed January 28, 2009.

(11)	Legal Opinion. Filed herewith.

(12)	[See Item 17(3) of this Part C.] à Tax Opinion and Consent of Ropes & Gray LLP. To be filed by Amendment. ??

(13)(a)

Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(13)(b)

Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Schedule A to Appendix A, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(13)(c)

Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006; Schedule A, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

Exhibit Number	Description
(13)(d)

Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(13)(e)	Administrative and Shareholder Servicing Agreement, Form of Agreement, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

(14)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney, filed herewith.

ITEM 17.	UNDERTAKINGS.

(1)

Wells Fargo Advantage Funds agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion or ruling, but in any event no later than one business day after consummation of the Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California on the 22nd day of January, 2010.

WELLS FARGO FUNDS TRUST

By:	/s/ C. David Messman
C. David Messman Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the 22nd day of January, 2010.

SIGNATURES	TITLE

President and/or Principal Executive Officer
Karla M. Rabusch *

Kasey Phillips*	Treasurer
(Principal Financial Officer)

A Majority of the Trustees*
Trustee
Isaiah Harris, Jr.	Trustee
Peter G. Gordon	Trustee
Judith M, Johnson	Trustee
David F. Larcker	Trustee
Timothy J. Penny	Trustee
Donald C. Willeke	Trustee
Olivia S. Mitchell	Trustee

/s/ C. David Messman
*By:
C. David Messman
(Attorney-in-Fact)

WELLS FARGO FUNDS TRUST

N-14 Exhibit Index

Exhibit Number	Description

11	Legal Opinion
14	Consent of Independent Registered Public Accounting Firm (3)
16	Powers of Attorney